                         AMERICAN FORERUNNER SERIES(R)

            Individual Flexible Premium Variable Annuity Contracts

               Issued By
 New England Variable Annuity Separate
              Account of                   Annuity Administrative Office:
  New England Life Insurance Company               P.O. Box 14594
          501 Boylston Street                 Des Moines, IA 50306-3594
      Boston, Massachusetts 02116
            (800) 435-4117

   This prospectus offers individual variable annuity contracts (the "Contracts") for individuals and some qualified and non-qualified retirement plans. You may allocate purchase payments to one or more subaccounts investing in these Eligible Funds of the Metropolitan Series Fund ("Metropolitan Fund"), the Met Investors Series Trust and the American Funds Insurance Series.

AMERICAN FUNDS INSURANCE SERIES(R)

American Funds Bond Fund
American Funds Global Small Capitalization Fund
American Funds Growth Fund
American Funds Growth-Income Fund

MET INVESTORS SERIES TRUST

AllianceBernstein Global Dynamic Allocation Portfolio
AQR Global Risk Balanced Portfolio
BlackRock Global Tactical Strategies Portfolio
BlackRock Large Cap Core Portfolio
Clarion Global Real Estate Portfolio
ClearBridge Aggressive Growth Portfolio (formerly Legg Mason ClearBridge
 Aggressive Growth Portfolio)
Harris Oakmark International Portfolio
Invesco Balanced-Risk Allocation Portfolio
Invesco Small Cap Growth Portfolio
Janus Forty Portfolio
JPMorgan Global Active Allocation Portfolio
Loomis Sayles Global Markets Portfolio
Lord Abbett Bond Debenture Portfolio
Lord Abbett Mid Cap Value Portfolio
Met/Franklin Low Duration Total Return Portfolio
MetLife Balanced Plus Portfolio
MetLife Multi-Index Targeted Risk Portfolio
MFS(R) Research International Portfolio
Morgan Stanley Mid Cap Growth Portfolio
Oppenheimer Global Equity Portfolio (formerly Met/Templeton Growth Portfolio) PIMCO Inflation Protected Bond Portfolio
PIMCO Total Return Portfolio
Pyramis(R) Government Income Portfolio
Pyramis(R) Managed Risk Portfolio
Schroders Global Multi-Asset Portfolio
T. Rowe Price Mid Cap Growth Portfolio

METROPOLITAN FUND

Baillie Gifford International Stock Portfolio
Barclays Aggregate Bond Index Portfolio (formerly Barclays Capital Aggregate
 Bond index Portfolio)
BlackRock Bond Income Portfolio
BlackRock Capital Appreciation Portfolio (formerly BlackRock Legacy Large Cap
 Growth Portfolio)
BlackRock Diversified Portfolio
BlackRock Large Cap Value Portfolio
BlackRock Money Market Portfolio
Davis Venture Value Portfolio
Frontier Mid Cap Growth Portfolio (formerly BlackRock Aggressive Growth
 Portfolio)
Jennison Growth Portfolio
Loomis Sayles Small Cap Core Portfolio
Loomis Sayles Small Cap Growth Portfolio
Met/Artisan Mid Cap Value Portfolio
MetLife Mid Cap Stock Index Portfolio
MetLife Stock Index Portfolio
MFS(R) Total Return Portfolio
MFS(R) Value Portfolio
MSCI EAFE(R) Index Portfolio
Neuberger Berman Genesis Portfolio
Russell 2000(R) Index Portfolio
T. Rowe Price Large Cap Growth Portfolio
T. Rowe Price Small Cap Growth Portfolio
Western Asset Management Strategic Bond Opportunities Portfolio
Western Asset Management U.S. Government Portfolio

MET INVESTORS SERIES TRUST--ASSET ALLOCATION PORTFOLIOS

American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
MetLife Aggressive Strategy Portfolio
MetLife Growth Strategy Portfolio
SSgA Growth and Income ETF Portfolio
SSgA Growth ETF Portfolio

METROPOLITAN FUND--ASSET ALLOCATION PORTFOLIOS

MetLife Conservative Allocation Portfolio
MetLife Conservative to Moderate Allocation Portfolio
MetLife Moderate Allocation Portfolio
MetLife Moderate to Aggressive Allocation Portfolio

   You may also allocate purchase payments to a Fixed Account in states that have approved this option. Limits apply to transfers to and from the Fixed Account.

                                APRIL 29, 2013

   When you purchase your Contract, you must select one of five Classes of the Contract, each of which has different Withdrawal Charges and Asset-Based Insurance Charges. The five available Classes of the Contract are:

  .  Standard Class,

  .  B Plus Class,

  .  C Class,

  .  L Class, and

  .  P Class.

   If you select the B Plus Class, we will add a bonus amount to each purchase payment received in the first Contract Year. The overall expenses for the B Plus Class Contract may be higher than the expenses for a similar Contract that does not pay a bonus. Over time, the value of the bonus could be more than offset by higher expenses.

   Please read this prospectus carefully and keep it for reference. This prospectus contains information that you should know before investing.

   You can obtain a Statement of Additional Information ("SAI") about the Contracts, dated April 29, 2013. The SAI is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference in this prospectus. The SAI Table of Contents is on page A-175 of the prospectus. For a free copy of the SAI, write or call New England Securities Corporation, 1095 Avenue of the Americas, New York, NY 10036, 1-800-777-5897 or visit our website at www.metlife.com.

   NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE CONTRACTS OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS THE STATEMENT OF ADDITIONAL INFORMATION, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   YOU CAN OBTAIN COPIES OF THE ELIGIBLE FUND PROSPECTUSES BY CALLING US AT 1-800-777-5897. PLEASE READ THEM AND KEEP THEM FOR REFERENCE.

   WE DO NOT GUARANTEE HOW ANY OF THE SUBACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE CONTRACTS AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

                                APRIL 29, 2013

                               TABLE OF CONTENTS
                                      OF
                                THE PROSPECTUS

                                                                         PAGE
                                                                         ----
   GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS....................  A-5
   HIGHLIGHTS...........................................................  A-6
   FEE TABLE............................................................ A-12
   HOW THE CONTRACT WORKS............................................... A-20
   THE COMPANY.......................................................... A-21
   THE VARIABLE ACCOUNT................................................. A-21
   INVESTMENTS OF THE VARIABLE ACCOUNT.................................. A-21
      Investment Advice................................................. A-28
      Certain Payments We Receive with Regard to the Eligible Funds..... A-30
      Share Classes of the Eligible Funds............................... A-31
      Substitution of Investments....................................... A-32
   THE FIXED ACCOUNT.................................................... A-32
   THE CONTRACTS........................................................ A-32
      Standard Class.................................................... A-33
      B Plus Class...................................................... A-33
      C Class........................................................... A-33
      L Class........................................................... A-33
      P Class........................................................... A-33
      Purchase Payments................................................. A-34
      Ten Day Right to Review........................................... A-35
      Allocation of Purchase Payments................................... A-35
      Investment Allocation Restrictions for Certain Riders............. A-36
      Contract Value and Accumulation Unit Value........................ A-38
      Payment on Death Prior to Annuitization........................... A-39
      Standard Death Benefit............................................ A-39
      Annual Step-Up Death Benefit...................................... A-39
      Greater of Annual Step-Up or 5% Annual Increase Death Benefit..... A-40
      Enhanced Death Benefit Rider...................................... A-41
      Earnings Preservation Benefit Rider............................... A-44
      Options for Death Proceeds........................................ A-45
      Transfer Privilege................................................ A-47
      Dollar Cost Averaging............................................. A-50
      Asset Rebalancing................................................. A-51
      Withdrawals....................................................... A-52
      Systematic Withdrawals............................................ A-53
      Suspension of Payments............................................ A-54
      Inactive Contracts................................................ A-54
      Ownership Rights.................................................. A-54
      Requests and Elections............................................ A-55
      Confirming Transactions........................................... A-56
      State Variations.................................................. A-56
   ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS. A-56
      Asset-Based Insurance Charge...................................... A-57
      Contract Administrative Fee....................................... A-58
      Withdrawal Charge................................................. A-58
      Enhanced Death Benefit Rider...................................... A-60

                                                                          PAGE
                                                                          -----
   Earnings Preservation Benefit Rider...................................  A-60
   Guaranteed Minimum Income Benefit Rider...............................  A-60
   Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider.  A-61
   Guaranteed Minimum Accumulation Benefit Rider.........................  A-63
   Premium and Other Tax Charges.........................................  A-63
   Other Expenses........................................................  A-64
ANNUITY PAYMENTS.........................................................  A-64
   Election of Annuity...................................................  A-64
   Annuity Options.......................................................  A-65
   Amount of Annuity Payments............................................  A-67
LIVING BENEFITS..........................................................  A-68
   Overview of Living Benefit Riders.....................................  A-68
GUARANTEED INCOME BENEFITS...............................................  A-68
   Facts About Guaranteed Income Benefit Riders..........................  A-69
   Description of GMIB Plus II...........................................  A-71
   Description of GMIB Plus I (formerly, the Predictor Plus).............  A-77
   Description of GMIB II (formerly, the Predictor)......................  A-78
   Description of GMIB I.................................................  A-79
GUARANTEED WITHDRAWAL BENEFITS...........................................  A-80
   Facts About Guaranteed Withdrawal Benefit Riders......................  A-81
   Description of the Lifetime Withdrawal Guarantee II...................  A-83
   Description of the Lifetime Withdrawal Guarantee I....................  A-90
   Description of the Enhanced Guaranteed Withdrawal Benefit.............  A-91
   Description of the Guaranteed Withdrawal Benefit I....................  A-95
GUARANTEED MINIMUM ACCUMULATION BENEFIT..................................  A-96
RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS........................... A-100
FEDERAL INCOME TAX CONSIDERATIONS........................................ A-100
   Taxation of Non-Qualified Contracts................................... A-101
   Taxation of Qualified Contracts....................................... A-103
   Possible Tax Law Changes.............................................. A-107
VOTING RIGHTS............................................................ A-107
DISTRIBUTION OF THE CONTRACTS............................................ A-108
THE OPERATION OF THE FIXED ACCOUNT....................................... A-109
   Contract Value and Fixed Account Transactions......................... A-110
INVESTMENT PERFORMANCE INFORMATION....................................... A-111
   Yields................................................................ A-111
   Standard Return....................................................... A-111
   Non-Standard Return................................................... A-111
   Other Performance..................................................... A-112
LEGAL PROCEEDINGS........................................................ A-112
FINANCIAL STATEMENTS..................................................... A-112
ACCUMULATION UNIT VALUES (Condensed Financial Information)............... A-113
APPENDIX A: Consumer Tips................................................ A-149
APPENDIX B: Withdrawal Charge............................................ A-150
APPENDIX C: Premium Tax.................................................. A-151
APPENDIX D: Guaranteed Minimum Income Benefit Examples................... A-152
APPENDIX E: Guaranteed Withdrawal Benefit Examples....................... A-159
APPENDIX F: Enhanced Death Benefit Examples.............................. A-170
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION................. A-174

               GLOSSARY OF SPECIAL TERMS USED IN THIS PROSPECTUS

   We have tried to make this prospectus as understandable for you as possible. However, in explaining how the Contract works, we have had to use certain terms that have special meanings. These terms are defined below:

   ACCOUNT.  A subaccount of the Variable Account or the Fixed Account.

   ACCUMULATION UNIT. An accounting device used to calculate the Contract Value before annuitization.

   ANNUITANT.  The natural person on whose life Annuity Payments are based.

   ANNUITIZATION. Application of proceeds under the Contract to an annuity option on the Maturity Date or upon an earlier date you choose.

   ANNUITY DATE. A date on which you choose to begin receiving Annuity Payments which must be at least 30 days after issue. If you do not choose a date, the Annuity Date will be no later than the Maturity Date shown on the Contract Schedule.

   ANNUITY UNIT. An accounting device used to calculate the dollar amount of Annuity payments.

   BENEFICIARY. The person designated to receive Death Proceeds under a Contract if a Contract Owner (or Annuitant, if the Contract is not owned by an individual) dies before annuitization of the Contract.

   CONTRACT YEAR. A twelve month period beginning with the date shown on your Contract and with each Contract Anniversary thereafter.

   DEATH PROCEEDS (PRIOR TO ANNUITIZATION). The amount we pay, prior to annuitization, on receipt of due proof of the death of a Contract Owner (or of the annuitant if the Contract is not owned by an individual) and election of payment.

   FIXED ACCOUNT. A part of the Company's general account to which you can allocate net purchase payments. The Fixed Account provides guarantees of principal and interest.

   GOOD ORDER. A request or transaction generally is considered in "good order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in good order. If you have any questions, you should contact us or your sales representative before submitting the form or request.

   MATURITY DATE. The date on which annuity payments begin, unless you apply the Contract Value to an annuity payment option before then. The Maturity Date is the later of (i) the date when the Annuitant at his or her nearest birthday would be age 95 (or the maximum age permitted by state law, if less), or
(ii) 10 years from the issue date.

   OWNER (CONTRACT OWNER). The person or entity which has all rights under the Contract.

   PAYEE. Any person or entity entitled to receive payments under the Contract. The term includes (i) an Annuitant, (ii) a Beneficiary or contingent Beneficiary who becomes entitled to death proceeds, and (iii) on full withdrawals or partial withdrawals of the Contract, the Contract Owner.

   VARIABLE ACCOUNT. A separate investment account of the Company, the New England Variable Annuity Separate Account. The Variable Account is divided into subaccounts; each invests in shares of one Eligible Fund.

   VARIABLE ANNUITY. An annuity providing for Annuity payments varying in amount to reflect the investment experience of a separate investment account.

                                  HIGHLIGHTS

TAX DEFERRED VARIABLE ANNUITIES:

   Earnings under variable annuities are usually not taxed until paid out. This tax treatment is intended to encourage you to save for retirement.

   If the owner of a non-qualified annuity contract is not a natural person (e.g., certain trusts) gains under the contract are generally not eligible for tax deferral.

THE CONTRACTS:

   The American Forerunner Series provides for variable annuity payments that begin at the Maturity Date, or earlier if you choose. Variable annuity payments fluctuate with the investment results of the Eligible Funds. (See "Amount of Annuity Payments.") We offer other variable annuity contracts that have different death benefits, contract features, fund selections, and optional programs. However, these other contracts also have different charges that would affect your subaccount performance and contract values. To obtain more information about these other contracts, contact our Annuity Administrative Office or your registered representative.

   The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. Depending on your expectations and preferences, you can choose the Class that best meets your needs.

   Prior to issuance, you must select one of five available Classes of the
Contract:

  . Standard Class, which imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing annually over 7 years, and an Asset-Based Insurance Charge;

  . B Plus Class (which may be referred to as the "Bonus Class"), which credits a bonus amount to purchase payments received in the first Contract Year, imposes a higher Withdrawal Charge (maximum 9%) over a longer period of time (9 years), and imposes a relatively higher Asset-Based Insurance Charge during the Withdrawal Charge period;

  . C Class, which does not impose any Withdrawal Charge on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge;

  . L Class, which reduces the period of time (3 years) that a Withdrawal Charge (maximum 7%) applies on withdrawals, but imposes a relatively higher Asset-Based Insurance Charge; and

  . P Class, which lengthens the period of time (9 years) that a Withdrawal Charge (maximum 8%) is imposed on withdrawals, and imposes a relatively lower Asset-Based Insurance Charge.

   For the B Plus Class, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with the B Plus Class may exceed the bonus amount and any related earnings. You should consider this possibility before purchasing a B Plus Class Contract.

   Your financial representative can help you decide which Class is best for you. The following chart shows in graphic form the relative levels of the Withdrawal Charge and Asset-Based Insurance Charge under each Class:

                                    [GRAPHIC]



   For actual expenses of each Class, see the Fee Table.

PURCHASE PAYMENTS:

   Currently, the minimum initial and subsequent purchase payments are as follows (restrictions and exceptions may apply):

              CLASS                  INITIAL           SUBSEQUENT
              -----        -------                     ----------
              Standard, P. $5,000 (nonqualified plans)    $500
                           $2,000 (qualified plans)
              C,L......... $25,000                        $500
              B Plus...... $10,000                        $500

   We may limit the initial and subsequent purchase payments you can make. In addition, you may not make a subsequent purchase payment (1) within the seven years before the Contract's Maturity Date for the Standard Class, nine years for the P Class and the B Plus Class, and three years for the L Class, or
(2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91. For joint Contract Owners, you may not make a subsequent purchase payment after the older Contract Owner reaches age 86. Current restrictions on subsequent purchase payments apply to Contracts issued with certain optional riders. (See "Purchase Payments.")

OWNERSHIP:

   The Owner of the Contract can be a natural person, a trust established for the exclusive benefit of a natural person, a charitable remainder trust or other trust arrangement (if approved by us). If a non-natural person, such as a trust, is the Owner of a non-qualified Contract, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living and/or death benefits. The Owner of the Contract can also be a beneficiary of a deceased person's contract that is an Individual Retirement Account or non-qualified deferred annuity. The Contract is not available to corporations or other business organizations, except to the extent an employer is the purchaser of a simplified employee pension plan ("SEP") under paragraph 408(k) of the Internal Revenue Code ("the Code") and a Simple Retirement Account ("SIMPLE IRA") under paragraph 408(p) of the Code. A contract generally may have two owners (both of whom must be individuals). Subject to state approval, certain retirement plans qualified under the Code may purchase the Contract.

   Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor. Accordingly, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such same-sex partner or same-sex spouse would not be able to receive continued payments after the death of the contract owner under the Joint Life version of the Lifetime Withdrawal Guarantee (see "Living Benefits--Guaranteed Withdrawal Benefits").

   FOR ANY TAX QUALIFIED ACCOUNT (E.G. INDIVIDUAL RETIREMENT ACCOUNTS), THE TAX DEFERRED ACCRUAL FEATURE IS PROVIDED BY THE TAX QUALIFIED RETIREMENT PLAN. THEREFORE, THERE SHOULD BE REASONS OTHER THAN TAX DEFERRAL FOR ACQUIRING AN ANNUITY CONTRACT WITHIN A QUALIFIED PLAN.

   For contract transactions, we rely on instructions from Contract Owners, whether a trustee or custodian of an eligible retirement plan or an individual owner.

INVESTMENT OPTIONS:

   You may allocate purchase payments to the subaccounts or to the Fixed Account. The Fixed Account is not available to Contracts purchased on or after May 1, 2003 for which the C Class has been selected. The Fixed Account is also not available to Contracts purchased in New York on or after May 1, 2003 if the optional Guaranteed Minimum Income Benefit or a Guaranteed Withdrawal Benefit or Lifetime Withdrawal Guarantee is selected. If you elect to purchase the GMIB Plus II or GMIB Plus I Guaranteed Minimum Income Benefit, the Lifetime Withdrawal Guarantee II or Lifetime Withdrawal Guarantee I, the Guaranteed Minimum Accumulation Benefit, or the Enhanced Death Benefit, you are limited to allocating your purchase payment and Contract Value as described in "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders." We may restrict the Eligible Funds available to you if you select certain optional benefits. These restrictions are intended to reduce the risk of investment losses which could require the Company to use its general account assets to pay amounts due under the selected optional benefit.

   If you use Enhanced Dollar Cost Averaging ("EDCA"), you also may allocate your purchase payments and Contract Value to the EDCA Guaranteed Account (provided your EDCA destination portfolios are one of the permitted Subaccounts). You can allocate your Contract Value among the subaccounts and the Fixed Account as you choose any time (subject to limitation). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 dollars to each account you select. However, for individual retirement annuities, individual retirement accounts and Roth Individual Retirement Accounts, if purchase payments are less than $2,000, then you may allocate the payment to a maximum of four subaccounts.

   You can change your purchase payment allocation (unless you elect to purchase the optional Guaranteed Minimum Accumulation Benefit). We believe that under current tax law you can transfer Contract Value between accounts without federal income tax. We reserve the right to limit transfers and charge a transfer fee. Currently, we do not charge a transfer fee or limit the number of transfers, but we do apply special limits to frequent or large transfers (See "Transfer Privilege--Restrictions on Frequent Transfers" and "Transfer Privilege--Restrictions on Large Transfers.") The minimum transfer amount is currently $500, unless we have agreed otherwise. Special limits may apply to transfers to and from the Fixed Account. (See "THE FIXED ACCOUNT.") The maximum transfer amount is $500,000 for each transaction.

CHARGES:

   We apply the following charges to your Contract:

  .  premium tax charge, in some states.

  . asset-based insurance charge at an annual rate ranging from 1.15% to 1.95% of the Variable Account's daily net assets depending upon the Class and death benefit option you select (these amounts increase by 0.25% for subaccounts investing in the American Funds Insurance Series).

  . annual contract administrative fee of $30 during the accumulation phase and pro rata at annuitization (if the Contract Value is less than $50,000).

  . except for C Class, Withdrawal Charge that varies by Class (maximum of 9% of each purchase payment made) on certain full and partial withdrawals and certain annuitization transactions.

  . for Contracts with a Guaranteed Minimum Income Benefit Rider, a fee of 1.00% for the GMIB Plus II, 0.80% for GMIB Plus I, or 0.50% for GMIB II or GMIB I, imposed on the Income Base annually in arrears on each Contract Anniversary prior to annuitization (up to a maximum fee of 1.50% of the Income Base upon Optional Reset for GMIB Plus I or GMIB Plus II).

  . for Contracts with the Guaranteed Withdrawal Benefit Rider, a fee of 0.50% of the Guaranteed Withdrawal Amount (up to a maximum fee of 0.95% of the Guaranteed Withdrawal Amount upon Optional Reset).

  . for Contracts with the Enhanced Guaranteed Withdrawal Benefit Rider, a fee of 0.55% of the Guaranteed Withdrawal Amount (up to a maximum fee of 1.00% upon Optional Reset).

  . for Contracts with a Guaranteed Minimum Accumulation Benefit Rider, a fee of 0.75% of the Guaranteed Accumulation Amount.

  . for Contracts with an Earnings Preservation Benefit Rider, a fee of 0.25% deducted daily from subaccount assets prior to annuitization.

  . for Contracts with a Lifetime Withdrawal Guarantee Benefit I rider, a fee of 0.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 0.95% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 0.70% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.40% if an Automatic Annual Step-Up occurs) for the Joint Life version.

  . for Contracts with a Lifetime Withdrawal Guarantee II Benefit rider, a fee of 1.25% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.60% if an Automatic Annual Step-Up occurs) for the Single Life version, and a fee of 1.50% of the Total Guaranteed Withdrawal Amount (up to a maximum of 1.80% if an Automatic Annual Step-Up occurs) for the Joint Life version.

  . for Contracts with an Enhanced Death Benefit rider, a fee of 0.75% (issue age 0-69) or 0.95% (issue age 70-75 of the death benefit base (up to a maximum of 1.50% if an Optional Step-Up occurs).

   Certain waivers or reductions may apply. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

   We do not deduct a sales charge from purchase payments.

   For information concerning compensation paid for the sale of contracts, see "Distribution of the Contracts."

TEN DAY RIGHT TO REVIEW:

   After you receive the Contract, you have ten days (more in some states) to return it to us or our agent for cancellation. We will return the Contract Value (or, in certain states, your purchase payments).

PAYMENT ON DEATH:

   If a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) dies before annuitization, the Beneficiary receives a death benefit.

   You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering income taxes payable at death. For Contracts issued on or after May 1, 2011, the Earnings Preservation Benefit Rider may not be elected with the Enhanced Death Benefit Rider.

   The Standard Death Benefit equals the greater of the current Contract Value or total purchase payments less a pro rata reduction for partial withdrawals. The Annual Step-Up Death Benefit equals the greater of current Contract Value or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Greater of Annual Step-Up or 5% Annual Increase Death Benefit equals the greatest of: current Contract Value; purchase payments (less prior withdrawals) accumulated at an annual rate of 5%; or the greatest Contract Value on any prior anniversary plus subsequent purchase payments, less a pro rata reduction for subsequent withdrawals. The Enhanced Death Benefit equals the greatest of:
(1) current Contract Value, (2) total purchase payments (adjusted for withdrawals) accumulated at 5% per year, or (3) the highest Contract Value on any Contract Anniversary (adjusted for withdrawals). The Enhanced Death Benefit is payable only in a lump sum.

   Death Proceeds are taxable and generally are included in the income of the recipient as follows:

  . If received under an annuity payment option, they are taxed in the same manner as annuity payments.

  . If distributed in a lump sum, they are taxed in the same manner as a full withdrawal.

WITHDRAWALS:

   Before annuitization you can send us a written request to withdraw all or part of your Contract Value. After a partial withdrawal, the remaining Contract Value must be at least $2,000. Currently, a partial withdrawal must be at least $500. A withdrawal may be subject to federal income tax and federal tax laws penalize and may prohibit certain premature distributions from the Contract. (See "FEDERAL INCOME TAX CONSIDERATIONS.") You may also elect to purchase for an additional charge, a Guaranteed Minimum Income Benefit Rider ("GMIB"), a Guaranteed Withdrawal Benefit Rider ("GWB"), a Lifetime Withdrawal Guarantee Rider ("LWG"), or a Guaranteed Minimum Accumulation Benefit Rider ("GMAB"), which guarantees the return of your purchase payments over time (subject to the requirements of the rider).

   A Withdrawal Charge will apply to certain full and partial withdrawals and certain annuitization transactions for Standard, B Plus, L and P Class Contracts. On full withdrawals the annual contract administrative fee will be deducted. No Withdrawal Charge applies to C Class Contracts. We reserve the right to deduct a premium tax charge on full and partial withdrawals in some states.

   On a Standard, B Plus, L, or P Class Contract in any Contract Year you can make a withdrawal of a portion of your purchase payments free from any Withdrawal Charge (the "free withdrawal amount"). In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge.

   A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Expenses--Withdrawal Charge," if permissible under tax law. In addition, the withdrawal will reduce the Account Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit).

OTHER

   We are obligated to pay all money we owe under the Contracts, including death benefits, annuity payments, and amounts due under a GMIB, GWB, LWG or GMAB. Any such amounts that exceed the assets in the Variable Account is paid from our general account, subject to our financial strength and claims-paying ability and our long-term ability to make such payments, and is not guaranteed by any other party. (See "THE VARIABLE ACCOUNT.")

REPLACEMENT OF CONTRACTS

   EXCHANGE PROGRAMS. From time to time we may offer programs under which certain fixed or variable annuity contracts previously issued by us or one of our affiliates may be exchanged for the Contracts offered by this prospectus. Currently, with respect to exchanges from certain of our variable annuity contracts to this Contract, an existing contract is eligible for exchange if a withdrawal from, or surrender of, the contract would not trigger a Withdrawal Charge. The account value of this Contract attributable to the exchanged assets will not be subject to any Withdrawal Charge or be eligible for the Enhanced Dollar Cost Averaging (EDCA) program. Any additional purchase payments contributed to the new Contract will be subject to all fees and charges, including the Withdrawal Charge described in this prospectus. You should carefully consider whether an exchange is appropriate for you by comparing the death benefits, living benefits, and other guarantees provided by the contract you currently own to the benefits and guarantees that would be provided by the new Contract offered by this prospectus. Then, you should compare the fees and charges (e.g., the death benefit charges, the living benefit charges, and the mortality and expense charge) of your current contract to the fees and charges of the new Contract, which may be higher than your current contract. The programs we offer will be made available on terms and conditions determined by us, and any such programs will comply with applicable law. We believe the exchanges will be tax-free for federal income tax purposes; however, you should consult your tax adviser before making any such exchange.

   OTHER EXCHANGES. Generally you can exchange one variable annuity contract for another in a tax-free exchange under Section 1035 of the Code. Before making an exchange, you should compare both annuities carefully. If you exchange another annuity for the one described in this prospectus, unless the exchange occurs under one of our exchange programs as described above, you might have to pay a surrender charge on your old annuity and there will be a new surrender charge period for this contract. Other charges might be higher (or lower) and the benefits may be different. Also, because we will not issue the new annuity Contract until we have received the initial premium from your existing insurance company, the issuance of the Contract may be delayed. Generally, it is not advisable to purchase a Contract as a replacement for an existing variable annuity contract. Before you exchange another annuity for our Contract, ask your registered representative whether the exchange would be advantageous, given the contract features, benefits and charges.

                                   FEE TABLE

   The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between Eligible Fund options. State premium taxes of 0% to 3.5% may also be deducted. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Premium and Other Tax Charges" for more information.

CONTRACT OWNER TRANSACTION EXPENSES

      Sales Charge Imposed on Purchase Payments........... None
      Withdrawal Charge (as a percentage of each purchase  9% declining payment).......................................... annually -- see
                                                           Note/(1)/
      Transfer Fee/(2)/................................... $25

NOTES:

(1)The Withdrawal Charge is a declining percentage of each purchase payment and varies by Contract Class, as follows:

NUMBER OF
COMPLETE YEARS FROM RECEIPT OF  STANDARD CLASS B PLUS CLASS L CLASS P CLASS C CLASS
PURCHASE PAYMENT                    CHARGE        CHARGE    CHARGE  CHARGE  CHARGE
------------------------------  -------------- ------------ ------- ------- -------
      0........................       7%            9%         7%      8%    None
      1........................       6%            8%         6%      8%
      2........................       6%            8%         5%      8%
      3........................       5%            7%         0%      7%
      4........................       4%            6%         0%      6%
      5........................       3%            5%         0%      5%
      6........................       2%            4%         0%      4%
      7........................       0%            2%         0%      3%
      8........................       0%            2%         0%      2%
      9 and thereafter.........       0%            0%         0%      0%

(2)Currently, we do not charge this fee. We reserve the right to limit the number and dollar amount of transfers and impose a transfer fee of up to $25. We will not restrict transfers to less than 12 per Contract Year.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Eligible Fund fees and expenses.

VARIABLE ACCOUNT ANNUAL EXPENSES*
(as a percentage of average daily net assets in the subaccounts)

      Asset-Based Insurance Charge for all subaccounts except the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts/(1)/

DEATH BENEFIT:**                        STANDARD CLASS B PLUS CLASS/(2)/ C CLASS L CLASS P CLASS
----------------                        -------------- ----------------  ------- ------- -------
Standard Death Benefit.................      1.25%           1.60%        1.60%   1.50%   1.15%
Annual Step-Up Death Benefit...........      1.45%           1.80%        1.80%   1.70%   1.35%
Greater of Annual Step-Up or 5% Annual
  Increase Death Benefit...............      1.60%           1.95%        1.95%   1.85%   1.50%

       Asset-Based Insurance Charge for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts/(1)/

DEATH BENEFIT:**                        STANDARD CLASS B PLUS CLASS/(2)/ C CLASS L CLASS P CLASS
----------------                        -------------- ----------------  ------- ------- -------
Standard Death Benefit.................     1.50%           1.85%         1.85%   1.75%   1.40%
Annual Step-Up Death Benefit...........     1.70%           2.05%         2.05%   1.95%   1.60%
Greater of Annual Step-Up or 5% Annual
  Increase Death Benefit...............     1.85%           2.20%         2.20%   2.10%   1.75%
Earnings Preservation Benefit Rider/(3)/................................................  0.25%

OTHER CONTRACT FEES

                  Annual Contract Administrative Fee/(4)/. $30

OPTIONAL BENEFIT RIDERS+

Enhanced Death Benefit Rider (issue age 0-69)/(5)/.... Maximum Guaranteed Charge: 1.50%
                                                                  Current Charge: 0.75%

Enhanced Death Benefit Rider (issue age 70-75)/(5)/... Maximum Guaranteed Charge: 1.50%
                                                                  Current Charge: 0.95%

Guaranteed Minimum Income Benefit (GMIB Plus II)/(6)/. Maximum Guaranteed Charge: 1.50%
                                                                  Current Charge: 1.00%

Guaranteed Minimum Income Benefit (GMIB Plus I)/(6)/.. Maximum Guaranteed Charge: 1.50%
                                                                  Current Charge: 0.80%

Guaranteed Minimum Income Benefit (GMIB II or GMIB
  I)/(6)/.............................................            Current Charge: 0.50%

Guaranteed Withdrawal Benefit/(7)/.................... Maximum Guaranteed Charge: 0.95%
                                                                  Current Charge: 0.50%

Enhanced Guaranteed Withdrawal Benefit/(7)/........... Maximum Guaranteed Charge: 1.00%
                                                                  Current Charge: 0.55%

Lifetime Withdrawal Guarantee II Benefit (Single Life
  Version)/(8)/....................................... Maximum Guaranteed Charge: 1.60%
                                                                  Current Charge: 1.25%

Lifetime Withdrawal Guarantee II Benefit (Joint Life
  Version)/(8)/....................................... Maximum Guaranteed Charge: 1.80%
                                                                  Current Charge: 1.50%

Lifetime Withdrawal Guarantee I Benefit (Single Life
  version)/(8)/....................................... Maximum Guaranteed Charge: 0.95%
                                                                  Current Charge: 0.50%

Lifetime Withdrawal Guarantee I Benefit (Joint Life
  version)/(8)/....................................... Maximum Guaranteed Charge: 1.40%
                                                                  Current Charge: 0.70%

Guaranteed Minimum Accumulation Benefit/(9)/..........            Current Charge: 0.75%

NOTES:

*  We are waiving the Asset Based Insurance Charge in the following amounts:
   (a) 0.08% for the Subaccount investing in the BlackRock Large Cap Core Portfolio and (b) the amount, if any, equal to the underlying fund expenses that are in excess of 0.87% for the Subaccount investing in the Oppenheimer Global Equity Portfolio.

** Please see "Optional Benefit Riders" below for an additional optional death benefit rider, the Enhanced Death Benefit, for which the charge is assessed on the death benefit base and deducted annually from your Contract Value.

+ You may only elect one living benefit rider at a time. Certain riders are no longer available for purchase. (See "Living Benefits.") The GMIB Plus II rider is the only living benefit rider that may be elected with the Enhanced Death Benefit rider. For Contracts issued on or after May 1, 2011, the Earnings Preservation Benefit Rider may not be elected with the Enhanced Death Benefit Rider.

(1)For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. After annuitization, the amount of the Asset-Based Insurance Charge for each Class will be the charge that would apply for the standard death benefit; except that for the B Plus Class and the P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization (1.50% for the American Funds Bond, American Funds Growth, American Funds Growth-Income, and American Funds Global Small Capitalization Subaccounts). We reserve the right to impose an increased Asset-Based Insurance Charge on other subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

(2)The Asset-Based Insurance Charge will be reduced on the B Plus Class by 0.35% after the expiration of the 9-year Withdrawal Charge period.

(3)The charge for the Earnings Preservation Benefit Rider will not be assessed after annuitization.

(4)We will also deduct this fee on full withdrawal (regardless of contract size) and pro rata on annuitization. This fee will not be deducted during the accumulation period or on annuitization for Contracts with a Contract Value of $50,000 or more. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment.

(5)The Enhanced Death Benefit rider charge is imposed on the death benefit base annually in arrears on each Contract Anniversary (prior to taking into account any Optional Step-Up). The death benefit base is initially set at an amount equal to your initial purchase payment. The death benefit base is adjusted for subsequent purchase payments and withdrawals. See "THE CONTRACTS--Enhanced Death Benefit" for a definition of the term death benefit base. If you elect an Optional Step-Up, we may increase the charge. Different charges for the Enhanced Death Benefit were in effect prior to May 4, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Enhanced Death Benefit Rider" for more information.

(6)For Contracts issued in New York State only, the GMIB Plus II rider charge is 0.95%. The Guaranteed Minimum Income Benefit rider charge is imposed on the Income Base annually in arrears on each Contract Anniversary (for GMIB Plus I and GMIB Plus II, prior to taking into account any Optional Reset/Step-Up). The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Income Base is based on the greater of premiums accumulated with interest and the greatest anniversary value for the Contract, subject to certain limitations. The charge for the Guaranteed Minimum Income Benefit will not be assessed after annuitization. If you elect an Optional Reset under GMIB Plus I or an Optional Step-Up under GMIB Plus II, we may increase the charge but the charge will not exceed the maximum charge listed in this table. Different charges for GMIB II and GMIB I were in effect prior to May 1, 2005. Different charges for GMIB Plus I were in effect prior to February 26, 2007. Different charges for GMIB Plus II were in effect prior to February 24, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Minimum Income Benefit Rider" and "GUARANTEED INCOME BENEFITS" for more information.

(7)The Guaranteed Withdrawal Benefit rider charge is imposed on the Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Guaranteed Withdrawal Amount initially equals your purchase payments (and any applicable GWB Bonus Amount). If you elect an Optional Reset as permitted under this benefit, we may increase the Guaranteed Withdrawal Benefit charge to the then current charge applicable to the same rider, but no more than the maximum percentage of the Guaranteed Withdrawal Amount stated above. Different charges for Enhanced Guaranteed Withdrawal Benefit were in effect prior to July 16, 2007. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider" and "GUARANTEED WITHDRAWAL BENEFITS" for more information.

(8)The Lifetime Withdrawal Guarantee rider charge is imposed on the Total Guaranteed Withdrawal Amount annually in arrears on each Contract Anniversary (after applying any 7.25% Compounding Income Amount (6% in New
   York) and prior to taking into account any Automatic Annual Step-Up). The rider charge is deducted pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed Account. The Total Guaranteed Withdrawal Amount initially equals your initial Purchase Payments. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee, we may increase the charge. Different charges for LWG II were in effect prior to February 24, 2009. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit Rider" and "GUARANTEED WITHDRAWAL BENEFITS" for more information.

(9)The Guaranteed Minimum Accumulation Benefit Rider Charge is imposed on the Guaranteed Accumulation Amount annually in arrears on each Contract Anniversary. The rider charge is deducted pro rata from the Asset Allocation subaccount and the EDCA Guaranteed Account. The Guaranteed Accumulation Amount equals a percentage of the purchase payments you made during the first 120 days that you held the Contract, less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. See "GUARANTEED MINIMUM ACCUMULATION BENEFIT" for more information.

   The next item shows the minimum and maximum total operating expenses charged by the Eligible Funds that you may pay periodically during the time that you own the Contract. More detail concerning each Eligible Fund's fees and expenses is contained below and in the prospectus for each Eligible Fund.

RANGE OF ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                                    MINIMUM     MAXIMUM
                                                                                   -------     -------
TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES*
(expenses that are deducted from Eligible Fund assets, including management fees, distribution (12b-1) fees, and other expenses)..................................  0.53%/(1)/  9.71%/(2)/

NOTE:

* The minimum operating expenses do not take into consideration any portfolio of the American Funds Insurance Series, for which an additional Asset-Based Insurance charge applies. The range of Total Annual Eligible Fund Operating Expenses does not take into account contractual arrangements for certain Eligible Funds that require the investment adviser to reimburse or waive Eligible Fund operating expenses, as described in more detail below.

/(1)/The minimum Total Annual Operating Expenses shown in this table are the expenses of the MetLife Stock Index Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Operating Expenses of the MetLife Stock Index Portfolio are 0.52%.

/(2)/The maximum Total Annual Operating Expenses shown in this table are the expenses of the MetLife Multi-Index Targeted Risk Portfolio for the year ended December 31, 2012, before any fee waiver or expense reimbursement arrangement. The Net Total Annual Operating Expenses of the MetLife Multi-Index Targeted Risk Portfolio are 0.86%.

   The following table shows the annual operating expenses for each Eligible Fund for the year ended December 31, 2012, before and after any applicable contractual expense subsidy or expense deferral arrangement.

ANNUAL ELIGIBLE FUND OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                        DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                           AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                             MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                             ---------- ------------ -------- --------- --------- ------------- ---------

AMERICAN FUNDS INSURANCE SERIES(R)
American Funds Bond Fund....................   0.37%       0.25%      0.02%     0.00%     0.64%          --       0.64%
American Funds Global Small Capitalization
 Fund.......................................   0.71%       0.25%      0.04%     0.00%     1.00%          --       1.00%
American Funds Growth Fund..................   0.33%       0.25%      0.02%     0.00%     0.60%          --       0.60%
American Funds Growth-Income Fund...........   0.27%       0.25%      0.02%     0.00%     0.54%          --       0.54%

MET INVESTORS SERIES TRUST
AllianceBernstein Global Dynamic Allocation
 Portfolio..................................   0.62%       0.25%      0.04%     0.01%     0.92%       0.01%       0.91%
AQR Global Risk Balanced Portfolio..........   0.61%       0.25%      0.12%     0.06%     1.04%       0.01%       1.03%
BlackRock Global Tactical Strategies
 Portfolio..................................   0.66%       0.25%      0.02%     0.21%     1.14%       0.02%       1.12%
BlackRock Large Cap Core Portfolio..........   0.59%       0.25%      0.05%     0.00%     0.89%       0.01%       0.88%
Clarion Global Real Estate Portfolio........   0.60%       0.25%      0.06%     0.00%     0.91%          --       0.91%
ClearBridge Aggressive Growth Portfolio
 (CLASS B)..................................   0.61%       0.25%      0.03%     0.00%     0.89%          --       0.89%
ClearBridge Aggressive Growth Portfolio
 (CLASS E)..................................   0.61%       0.15%      0.03%     0.00%     0.79%          --       0.79%
Harris Oakmark International Portfolio
 (CLASS B)..................................   0.77%       0.25%      0.06%     0.00%     1.08%       0.02%       1.06%
Harris Oakmark International Portfolio
 (CLASS E)..................................   0.77%       0.15%      0.06%     0.00%     0.98%       0.02%       0.96%

                                                          DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                             AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                               MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                  FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                               ---------- ------------ -------- --------- --------- ------------- ---------
Invesco Balanced-Risk Allocation Portfolio....   0.66%       0.25%      0.12%     0.06%     1.09%          --       1.09%
Invesco Small Cap Growth Portfolio............   0.85%       0.25%      0.02%     0.00%     1.12%       0.01%       1.11%
Janus Forty Portfolio.........................   0.63%       0.25%      0.03%     0.00%     0.91%       0.01%       0.90%
JPMorgan Global Active Allocation
 Portfolio....................................   0.79%       0.25%      0.28%     0.00%     1.32%       0.07%       1.25%
Loomis Sayles Global Markets Portfolio........   0.70%       0.25%      0.09%     0.00%     1.04%          --       1.04%
Lord Abbett Bond Debenture Portfolio..........   0.51%       0.25%      0.03%     0.00%     0.79%          --       0.79%
Lord Abbett Mid Cap Value Portfolio...........   0.65%       0.25%      0.04%     0.06%     1.00%       0.00%       1.00%
Met/Franklin Low Duration Total Return
 Portfolio....................................   0.50%       0.25%      0.07%     0.00%     0.82%       0.02%       0.80%
MetLife Balanced Plus Portfolio...............   0.25%       0.25%      0.01%     0.43%     0.94%       0.01%       0.93%
MetLife Multi-Index Targeted Risk Portfolio...   0.18%       0.25%      9.02%     0.26%     9.71%       8.85%       0.86%
MFS(R) Research International Portfolio.......   0.68%       0.25%      0.07%     0.00%     1.00%       0.05%       0.95%
Morgan Stanley Mid Cap Growth Portfolio.......   0.65%       0.25%      0.07%     0.00%     0.97%       0.01%       0.96%
Oppenheimer Global Equity Portfolio...........   0.67%       0.25%      0.09%     0.00%     1.01%       0.02%       0.99%
PIMCO Inflation Protected Bond Portfolio......   0.47%       0.25%      0.11%     0.00%     0.83%          --       0.83%
PIMCO Total Return Portfolio..................   0.48%       0.25%      0.03%     0.00%     0.76%          --       0.76%
Pyramis(R) Government Income Portfolio........   0.42%       0.25%      0.03%     0.00%     0.70%          --       0.70%
Pyramis(R) Managed Risk Portfolio.............   0.45%       0.25%      0.27%     0.48%     1.45%       0.17%       1.28%
Schroders Global Multi-Asset Portfolio........   0.67%       0.25%      0.32%     0.14%     1.38%       0.14%       1.24%
T. Rowe Price Mid Cap Growth Portfolio........   0.75%       0.25%      0.03%     0.00%     1.03%          --       1.03%

METROPOLITAN FUND
Baillie Gifford International Stock Portfolio
 (CLASS B)....................................   0.81%       0.25%      0.10%     0.00%     1.16%       0.10%       1.06%
Baillie Gifford International Stock Portfolio
 (CLASS E)....................................   0.81%       0.15%      0.10%     0.00%     1.06%       0.10%       0.96%
Barclays Aggregate Bond Index Portfolio.......   0.25%       0.25%      0.04%     0.00%     0.54%       0.01%       0.53%
BlackRock Bond Income Portfolio...............   0.32%       0.25%      0.04%     0.00%     0.61%       0.00%       0.61%
BlackRock Capital Appreciation Portfolio
 (CLASS B)....................................   0.70%       0.25%      0.03%     0.00%     0.98%       0.01%       0.97%
BlackRock Capital Appreciation Portfolio
 (CLASS E)....................................   0.70%       0.15%      0.03%     0.00%     0.88%       0.01%       0.87%
BlackRock Diversified Portfolio...............   0.46%       0.25%      0.07%     0.00%     0.78%          --       0.78%
BlackRock Large Cap Value Portfolio
 (CLASS B)....................................   0.63%       0.25%      0.03%     0.00%     0.91%       0.03%       0.88%
BlackRock Large Cap Value Portfolio
 (CLASS E)....................................   0.63%       0.15%      0.03%     0.00%     0.81%       0.03%       0.78%
BlackRock Money Market Portfolio..............   0.33%       0.25%      0.02%     0.00%     0.60%       0.01%       0.59%
Davis Venture Value Portfolio (CLASS B).......   0.70%       0.25%      0.03%     0.00%     0.98%       0.05%       0.93%
Davis Venture Value Portfolio (CLASS E).......   0.70%       0.15%      0.03%     0.00%     0.88%       0.05%       0.83%
Frontier Mid Cap Growth Portfolio.............   0.73%       0.25%      0.05%     0.00%     1.03%       0.02%       1.01%
Jennison Growth Portfolio (CLASS B)...........   0.61%       0.25%      0.03%     0.00%     0.89%       0.07%       0.82%
Jennison Growth Portfolio (CLASS E)...........   0.61%       0.15%      0.03%     0.00%     0.79%       0.07%       0.72%
Loomis Sayles Small Cap Core Portfolio
 (CLASS B)....................................   0.90%       0.25%      0.07%     0.10%     1.32%       0.08%       1.24%
Loomis Sayles Small Cap Core Portfolio
 (CLASS E)....................................   0.90%       0.15%      0.07%     0.10%     1.22%       0.08%       1.14%
Loomis Sayles Small Cap Growth Portfolio......   0.90%       0.25%      0.06%     0.00%     1.21%       0.09%       1.12%

                                                         DISTRIBUTION          ACQUIRED    TOTAL    FEE WAIVER   NET TOTAL
                                                            AND/OR             FUND FEES  ANNUAL      AND/OR      ANNUAL
                                              MANAGEMENT   SERVICE     OTHER      AND    OPERATING    EXPENSE    OPERATING
                                                 FEE     (12B-1) FEES EXPENSES EXPENSES  EXPENSES  REIMBURSEMENT EXPENSES
                                              ---------- ------------ -------- --------- --------- ------------- ---------
Met/Artisan Mid Cap Value Portfolio
 (CLASS B)...................................   0.81%       0.25%      0.04%     0.00%     1.10%          --       1.10%
Met/Artisan Mid Cap Value Portfolio
 (CLASS E)...................................   0.81%       0.15%      0.04%     0.00%     1.00%          --       1.00%
MetLife Mid Cap Stock Index Portfolio........   0.25%       0.25%      0.07%     0.02%     0.59%       0.00%       0.59%
MetLife Stock Index Portfolio................   0.25%       0.25%      0.03%     0.00%     0.53%       0.01%       0.52%
MFS(R) Total Return Portfolio................   0.55%       0.25%      0.05%     0.00%     0.85%          --       0.85%
MFS(R) Value Portfolio (CLASS B).............   0.70%       0.25%      0.03%     0.00%     0.98%       0.13%       0.85%
MFS(R) Value Portfolio (CLASS E).............   0.70%       0.15%      0.03%     0.00%     0.88%       0.13%       0.75%
MSCI EAFE(R) Index Portfolio.................   0.30%       0.25%      0.11%     0.01%     0.67%       0.00%       0.67%
Neuberger Berman Genesis Portfolio
 (CLASS B)...................................   0.82%       0.25%      0.04%     0.00%     1.11%       0.01%       1.10%
Neuberger Berman Genesis Portfolio
 (CLASS E)...................................   0.82%       0.15%      0.04%     0.00%     1.01%       0.01%       1.00%
Russell 2000(R) Index Portfolio..............   0.25%       0.25%      0.08%     0.09%     0.67%       0.00%       0.67%
T. Rowe Price Large Cap Growth Portfolio.....   0.60%       0.25%      0.04%     0.00%     0.89%       0.01%       0.88%
T. Rowe Price Small Cap Growth Portfolio.....   0.49%       0.25%      0.06%     0.00%     0.80%          --       0.80%
Western Asset Management Strategic Bond
 Opportunities Portfolio (CLASS B)...........   0.60%       0.25%      0.05%     0.00%     0.90%       0.04%       0.86%
Western Asset Management Strategic Bond
 Opportunities Portfolio (CLASS E)...........   0.60%       0.15%      0.05%     0.00%     0.80%       0.04%       0.76%
Western Asset Management U.S. Government
 Portfolio (CLASS B).........................   0.47%       0.25%      0.03%     0.00%     0.75%       0.02%       0.73%
Western Asset Management U.S. Government
 Portfolio (CLASS E).........................   0.47%       0.15%      0.03%     0.00%     0.65%       0.02%       0.63%

MET INVESTORS SERIES TRUST--ASSET ALLOCATION
 PORTFOLIOS
American Funds(R) Balanced Allocation
 Portfolio...................................   0.06%       0.55%      0.01%     0.38%     1.00%          --       1.00%
American Funds(R) Growth Allocation
 Portfolio...................................   0.07%       0.55%      0.01%     0.38%     1.01%          --       1.01%
American Funds(R) Moderate Allocation
 Portfolio...................................   0.06%       0.55%      0.01%     0.37%     0.99%          --       0.99%
MetLife Aggressive Strategy Portfolio........   0.09%       0.25%      0.01%     0.72%     1.07%          --       1.07%
MetLife Growth Strategy Portfolio............   0.06%       0.25%         --     0.69%     1.00%          --       1.00%
SSgA Growth and Income ETF Portfolio.........   0.31%       0.25%      0.01%     0.24%     0.81%          --       0.81%
SSgA Growth ETF Portfolio....................   0.32%       0.25%      0.03%     0.25%     0.85%          --       0.85%

METROPOLITAN FUND--ASSET ALLOCATION
 PORTFOLIOS
MetLife Conservative Allocation Portfolio....   0.09%       0.25%      0.02%     0.54%     0.90%       0.01%       0.89%
MetLife Conservative to Moderate Allocation
 Portfolio...................................   0.07%       0.25%      0.01%     0.58%     0.91%       0.00%       0.91%
MetLife Moderate Allocation Portfolio........   0.06%       0.25%         --     0.63%     0.94%       0.00%       0.94%
MetLife Moderate to Aggressive Allocation
 Portfolio...................................   0.06%       0.25%      0.01%     0.67%     0.99%       0.00%       0.99%


   The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the

Eligible Fund's 2013 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.

   Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

EXAMPLES

   These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and Eligible Fund fees and expenses./(1)/

   The examples assume that the Contract has (i) the Enhanced Death Benefit,
(ii) the Guaranteed Minimum Income Benefit Rider (GMIB Plus II) and assuming the maximum charge permitted on an Optional Reset of 1.50% applies in all Contract years and (iii) the Earnings Preservation Benefit.

   EXAMPLE 1. This Example assumes that you invest $10,000 in a Standard Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and
(b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $2,166 $4,675  $6,851  $11,258
                      (b). $1,250 $2,246  $3,300  $ 6,410

   (2) If you do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted)/(2)/:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $1,466 $4,135  $6,491  $11,258
                      (b). $  550 $1,706  $2,940  $ 6,410

   EXAMPLE 2. This Example assumes that you invest $10,000 in a B Plus Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and
(b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:


                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $2,496 $5,133  $7,420  $11,795
                      (b). $1,544 $2,625  $3,783  $ 6,929


   (2) If you do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted)/(2)/:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $1,560 $4,384  $6,859  $11,795
                      (b). $  608 $1,877  $3,222  $ 6,929

   EXAMPLE 3. This Example assumes that you invest $10,000 in a C Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the

(a) maximum and (b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1) If you surrender your Contract, do NOT surrender your Contract, annuitize or do not annuitize at the end of the applicable time period (no Withdrawal Charges apply to the C Class):

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $1,501 $4,218  $6,599  $11,355
                      (b). $  585 $1,808  $3,103  $ 6,701

   EXAMPLE 4. This Example assumes that you invest $10,000 in an L Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and
(b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $2,191 $4,645  $6,568  $11,328
                      (b). $1,275 $2,229  $3,057  $ 6,619

   (2) If you do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted)/(2)/:


                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $1,491 $4,195  $6,568  $11,328
                      (b). $  575 $1,779  $3,057  $ 6,619


   EXAMPLE 5. This Example assumes that you invest $10,000 in an P Class Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the (a) maximum and
(b) minimum fees and expenses of any of the Eligible Funds (before reimbursement and/or waiver). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

   (1) If you surrender your Contract or annuitize under a period certain option for a specified period of less than 15 years (with applicable Withdrawal Charges deducted) at the end of the applicable time period:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $2,256 $4,831  $7,000  $11,230
                      (b). $1,340 $2,397  $3,433  $ 6,325

   (2) If you do NOT surrender your Contract or if you annuitize under a life contingency option or under a period certain option for a minimum specified period of 15 years (no Withdrawal Charges would be deducted)/(2)/:

                           1 YEAR 3 YEARS 5 YEARS 10 YEARS
                           ------ ------- ------- --------
                      (a). $1,456 $4,111  $6,460  $11,230
                      (b). $  540 $1,677  $2,893  $ 6,325

   PLEASE REMEMBER THAT THE EXAMPLES ARE SIMPLY ILLUSTRATIONS AND DO NOT REPRESENT PAST OR FUTURE EXPENSES. Your actual expenses may be higher or lower than those reflected in the examples depending on the features you choose. Similarly your rate of return may be more or less than the 5% assumed in the examples.

NOTES:

(1)The examples do not reflect transfer fees or premium taxes (which may range up to 3.5%, depending on the jurisdiction). The examples use an average Contract Administrative Fee of 0.034% for the Standard Class; 0.033% for the B Plus Class; 0.033% for the C Class; 0.030% for the L Class; and 0.031% for the P Class. (See note (4) to the Variable Account Annual Expenses table.)

(2)If you subsequently withdraw the commuted value of amounts placed under any of these options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that would have been deducted when you originally applied the Contract proceeds to the option. (see "Withdrawal Charge" and "Annuity Options" for more information.)

--------------------------------------------------------------------------------
CONDENSED FINANCIAL INFORMATION CONTAINING THE ACCUMULATION UNIT VALUE HISTORY APPEARS AT THE END OF THIS PROSPECTUS (SEE "ACCUMULATION UNIT VALUES (CONDENSED FINANCIAL INFORMATION)").

                            HOW THE CONTRACT WORKS

                                  [FLOW CHART]

                                  THE COMPANY

   We were organized as a stock life insurance company in Delaware in 1980 and are authorized to operate in all states, and the District of Columbia. Formerly, we were a wholly-owned subsidiary of New England Mutual Life Insurance Company ("New England Mutual"). On August 30, 1996, New England Mutual merged into MetLife, an insurance company whose principal office is 1095 Avenue of the Americas, New York, NY 10036. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. MetLife then became the parent of New England Variable Life Insurance Company which changed its name to "New England Life Insurance Company," (the "Company") and changed its domicile from the State of Delaware to the Commonwealth of Massachusetts. The Company is located at 501 Boylston Street, Boston, Massachusetts 02116.

                             THE VARIABLE ACCOUNT

   We established a separate investment account, New England Variable Annuity Separate Account (the "Variable Account"), under Delaware law on July 1, 1994, to hold the assets backing the Contracts. When the Company changed its domicile to Massachusetts on August 30, 1996 the Variable Account became subject to Massachusetts law. The Variable Account is registered as a unit investment trust under the Investment Company Act of 1940. The Variable Account may be used to support other variable annuity contracts besides the Contracts. The other contracts may have different charges, and provide different benefits.

   The assets of the Variable Account equal to its reserves and other contract liabilities are not available to meet the claims of the Company's general creditors. The income and realized and unrealized capital gains or losses of the Variable Account are credited to or charged against the Variable Account and not to other income, gains or losses of the Company. All obligations arising under the Contracts are, however, general corporate obligations of the Company.

   We allocate your purchase payments to the subaccounts that you elect. If you allocate purchase payments to the Variable Account, the value of Accumulation Units credited to your Contract and the amount of the variable annuity payments depend on the investment experience of the Eligible Fund (a mutual fund) in which your selected subaccount invests. We do not guarantee the investment performance of the Variable Account. You bear the full investment risk for all amounts allocated to the Variable Account.

   We are obligated to pay all money we owe under the Contracts--such as death benefits and income payments--even if that amount exceeds the assets in the Variable Account. Any such amount that exceeds the assets in the Variable Account is paid from our general account. Any such amount under any optional death benefit, optional Guaranteed Minimum Income Benefit, optional Guaranteed Withdrawal Benefit, or optional Guaranteed Minimum Accumulation Benefit that exceeds the assets in the Variable Account are also paid from our general account. Benefit amounts paid from the general account are subject to our financial strength and claims paying ability and our long term ability to make such payments. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. The Company is regulated as an insurance company under state law, which includes limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

   The investment advisers to certain of the Eligible Funds offered with the Contracts or with other variable annuity contracts issued through the Variable Account may be regulated as Commodity Pool Operators. While we do not concede that the Variable Account is a commodity pool, we have claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act (CEA), and are not subject to registration or regulation as a pool operator under the CEA.

                      INVESTMENTS OF THE VARIABLE ACCOUNT

   We will allocate your purchase payments to the subaccounts investing in one or more of the Eligible Funds you chose, which we list below. No sales charge will apply at the time you make your payment. You may change your selection of Eligible Funds for future purchase payments at any time free of charge. (See "Requests and Elections.") You can transfer to or from any Eligible Fund, subject to certain conditions. (See "Transfer Privilege.") You may allocate your Contract Value among the subaccounts (including the Fixed Account, with certain exceptions) as you choose at any one time (subject to limitation). You may not choose more than 18 subaccounts

(including the Fixed Account) at the time you submit your initial purchase payment. If you wish to allocate a subsequent purchase payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. You must allocate a minimum of $500 to each account you select unless the Company consents to lower amounts. We reserve the right to add or remove Eligible Funds from time to time. See "Substitution of Investments."

   Certain Eligible Funds have investment objectives and policies similar to other funds that may be managed by the same subadviser. The performance of the Eligible Funds, however, may be higher or lower than the other funds. We make no representation that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund, even if the other fund has the same subadviser.

   You'll find complete information about the Eligible Funds, including the risks associated with each, in the accompanying prospectuses. They should be read along with this prospectus.

   ALLIANCEBERNSTEIN GLOBAL DYNAMIC ALLOCATION PORTFOLIO

   The AllianceBernstein Global Dynamic Allocation Portfolio's investment objective is to seek capital appreciation and current income.

   AMERICAN FUNDS(R) BALANCED ALLOCATION PORTFOLIO

   The American Funds(R) Balanced Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   AMERICAN FUNDS(R) BOND FUND

   The American Funds(R) Bond Fund's investment objective is to seek as high a level of current income as is consistent with the preservation of capital.

   AMERICAN FUNDS(R) GLOBAL SMALL CAPITALIZATION FUND

   The American Funds(R) Global Small Capitalization Fund's investment objective is to seek long-term growth of capital.

   AMERICAN FUNDS(R) GROWTH ALLOCATION PORTFOLIO

   The American Funds(R) Growth Allocation Portfolio's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R) GROWTH FUND

   The American Funds(R) Growth Fund's investment objective is to seek growth of capital.

   AMERICAN FUNDS(R) GROWTH-INCOME FUND

   The American Funds(R) Growth-Income Fund's investment objective is to seek long-term growth of capital and income.

   AMERICAN FUNDS(R) MODERATE ALLOCATION PORTFOLIO

   The American Funds(R) Moderate Allocation Portfolio's investment objective is to seek a high total return in the form of income and growth of capital, with a greater emphasis on income.

   AQR GLOBAL RISK BALANCED PORTFOLIO

   The AQR Global Risk Balanced Portfolio's investment objective is to seek total return.

   BAILLIE GIFFORD INTERNATIONAL STOCK PORTFOLIO

   The Baillie Gifford International Stock Portfolio's investment objective is to seek long-term growth of capital.

   BARCLAYS AGGREGATE BOND INDEX PORTFOLIO (formerly Barclays Capital Aggregate Bond Index Portfolio)

   The Barclays Aggregate Bond Index Portfolio's investment objective is to seek to track the performance of the Barclays U.S. Aggregate Bond Index.

   BLACKROCK BOND INCOME PORTFOLIO

   The BlackRock Bond Income Portfolio's investment objective is to seek a competitive total return primarily from investing in fixed-income securities.

   BLACKROCK CAPITAL APPRECIATION PORTFOLIO (formerly BlackRock Legacy Large Cap Growth Portfolio)

   The BlackRock Capital Appreciation Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK DIVERSIFIED PORTFOLIO

   The BlackRock Diversified Portfolio's investment objective is to seek high total return while attempting to limit investment risk and preserve capital.

   BLACKROCK GLOBAL TACTICAL STRATEGIES PORTFOLIO

   The BlackRock Global Tactical Strategies Portfolio's investment objective is to seek capital appreciation and current income.

   BLACKROCK LARGE CAP CORE PORTFOLIO

   The BlackRock Large Cap Core Portfolio's investment objective is to seek long-term capital growth.

   BLACKROCK LARGE CAP VALUE PORTFOLIO

   The BlackRock Large Cap Value Portfolio's investment objective is to seek long-term growth of capital.

   BLACKROCK MONEY MARKET PORTFOLIO

   The BlackRock Money Market Portfolio's investment objective is to seek a high level of current income consistent with preservation of capital.

   CLARION GLOBAL REAL ESTATE PORTFOLIO

   The Clarion Global Real Estate Portfolio's investment objective is to seek total return through investment in real estate securities, emphasizing both capital appreciation and current income.

   CLEARBRIDGE AGGRESSIVE GROWTH PORTFOLIO (formerly Legg Mason ClearBridge Aggressive Growth Portfolio)

   The ClearBridge Aggressive Growth Portfolio's investment objective is to seek capital appreciation.

   DAVIS VENTURE VALUE PORTFOLIO

   The Davis Venture Value Portfolio's investment objective is to seek growth of capital.

   FRONTIER MID CAP GROWTH PORTFOLIO (formerly BlackRock Aggressive Growth Portfolio)

   The Frontier Mid Cap Growth Portfolio's investment objective is to seek maximum capital appreciation.

   HARRIS OAKMARK INTERNATIONAL PORTFOLIO

   The Harris Oakmark International Portfolio's investment objective is to seek long-term capital appreciation.

   INVESCO BALANCED-RISK ALLOCATION PORTFOLIO

   The Invesco Balanced-Risk Allocation Portfolio's investment objective is to seek total return.

   INVESCO SMALL CAP GROWTH PORTFOLIO

   The Invesco Small Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   JANUS FORTY PORTFOLIO

   The Janus Forty Portfolio's investment objective is to seek capital appreciation.

   JENNISON GROWTH PORTFOLIO

   The Jennison Growth Portfolio's investment objective is to seek long-term growth of capital.

   JPMORGAN GLOBAL ACTIVE ALLOCATION PORTFOLIO

   The JPMorgan Global Active Allocation Portfolio's investment objective is to seek capital appreciation and current income.

   LOOMIS SAYLES GLOBAL MARKETS PORTFOLIO

   The Loomis Sayles Global Markets Portfolio's investment objective is to seek high total investment return through a combination of capital appreciation and income.

   LOOMIS SAYLES SMALL CAP CORE PORTFOLIO

   The Loomis Sayles Small Cap Core Portfolio's investment objective is to seek long-term capital growth from investments in common stocks or other equity securities.

   LOOMIS SAYLES SMALL CAP GROWTH PORTFOLIO

   The Loomis Sayles Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   LORD ABBETT BOND DEBENTURE PORTFOLIO

   The Lord Abbett Bond Debenture Portfolio's investment objective is to seek high current income and the opportunity for capital appreciation to produce a high total return.

   LORD ABBETT MID CAP VALUE PORTFOLIO

   The Lord Abbett Mid Cap Value Portfolio's investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.

   MET/ARTISAN MID CAP VALUE PORTFOLIO

   The Met/Artisan Mid Cap Value Portfolio's investment objective is to seek long-term capital growth.

   MET/FRANKLIN LOW DURATION TOTAL RETURN PORTFOLIO

   The Met/Franklin Low Duration Total Return Portfolio's investment objective is to seek a high level of current income, while seeking preservation of shareholders' capital.

   METLIFE AGGRESSIVE STRATEGY PORTFOLIO

   The MetLife Aggressive Strategy Portfolio's investment objective is to seek growth of capital.

   METLIFE BALANCED PLUS PORTFOLIO

   The MetLife Balanced Plus Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   METLIFE CONSERVATIVE ALLOCATION PORTFOLIO

   The MetLife Conservative Allocation Portfolio's investment objective is to seek a high level of current income, with growth of capital as a secondary objective.

   METLIFE CONSERVATIVE TO MODERATE ALLOCATION PORTFOLIO

   The MetLife Conservative to Moderate Allocation Portfolio's investment objective is to seek high total return in the form of income and growth of capital, with a greater emphasis on income.

   METLIFE GROWTH STRATEGY PORTFOLIO

   The MetLife Growth Strategy Portfolio's investment objective is to seek to provide growth of capital.

   METLIFE MID CAP STOCK INDEX PORTFOLIO

   The MetLife Mid Cap Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's MidCap 400(R) Composite Stock Price Index.

   METLIFE MODERATE ALLOCATION PORTFOLIO

   The MetLife Moderate Allocation Portfolio's investment objective is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.

   METLIFE MODERATE TO AGGRESSIVE ALLOCATION PORTFOLIO

   The MetLife Moderate to Aggressive Allocation Portfolio's investment objective is to seek growth of capital.

   METLIFE MULTI-INDEX TARGETED RISK PORTFOLIO

   The MetLife Multi-Index Targeted Risk Portfolio's investment objective is to seek a balance between growth of capital and current income, with a greater emphasis on growth of capital.

   METLIFE STOCK INDEX PORTFOLIO

   The MetLife Stock Index Portfolio's investment objective is to seek to track the performance of the Standard & Poor's 500(R) Composite Stock Price Index.

   MFS(R) RESEARCH INTERNATIONAL PORTFOLIO

   The MFS(R) Research International Portfolio's investment objective is to seek capital appreciation.

   MFS(R) TOTAL RETURN PORTFOLIO

   The MFS(R) Total Return Portfolio's investment objective is to seek a favorable total return through investment in a diversified portfolio.

   MFS(R) VALUE PORTFOLIO

   The MFS(R) Value Portfolio's investment objective is to seek capital appreciation.

   MORGAN STANLEY MID CAP GROWTH PORTFOLIO

   The Morgan Stanley Mid Cap Growth Portfolio's investment objective is to seek capital appreciation.

   MSCI EAFE(R) INDEX PORTFOLIO

   The MSCI EAFE(R) Index Portfolio's investment objective is to seek to track the performance of the MSCI EAFE(R) Index.

   NEUBERGER BERMAN GENESIS PORTFOLIO

   The Neuberger Berman Genesis Portfolio's investment objective is to seek high total return, consisting principally of capital appreciation.

   OPPENHEIMER GLOBAL EQUITY PORTFOLIO (formerly Met/Templeton Growth Portfolio)

   The Oppenheimer Global Equity Portfolio's investment objective is to seek capital appreciation.

   PIMCO INFLATION PROTECTED BOND PORTFOLIO

   The PIMCO Inflation Protected Bond Portfolio's investment objective is to seek maximum real return, consistent with preservation of capital and prudent investment management.

   PIMCO TOTAL RETURN PORTFOLIO

   The PIMCO Total Return Portfolio's investment objective is to seek maximum total return, consistent with the preservation of capital and prudent investment management.

   PYRAMIS(R) GOVERNMENT INCOME PORTFOLIO

   The Pyramis(R) Government Income Portfolio's investment objective is to seek a high level of current income, consistent with preservation of principal.

   PYRAMIS(R) MANAGED RISK PORTFOLIO

   The Pyramis(R) Managed Risk Portfolio's investment objective is to seek total return.

   RUSSELL 2000(R) INDEX PORTFOLIO

   The Russell 2000(R) Index Portfolio's investment objective is to seek to track the performance of the Russell 2000(R) Index.

   SCHRODERS GLOBAL MULTI-ASSET PORTFOLIO

   The Schroders Global Multi-Asset Portfolio's investment objective is to seek capital appreciation and current income.

   SSGA GROWTH AND INCOME ETF PORTFOLIO

   The SSgA Growth and Income ETF Portfolio's investment objective is to seek growth of capital and income.

   SSGA GROWTH ETF PORTFOLIO

   The SSgA Growth ETF Portfolio's investment objective is to seek growth of capital.

   T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO

   The T. Rowe Price Large Cap Growth Portfolio's investment objective is to seek long-term growth of capital and, secondarily, dividend income.

   T. ROWE PRICE MID CAP GROWTH PORTFOLIO

   The T. Rowe Price Mid Cap Growth Portfolio's investment objective is to seek long-term growth of capital.

   T. ROWE PRICE SMALL CAP GROWTH PORTFOLIO

   The T. Rowe Price Small Cap Growth Portfolio's investment objective is to seek long-term capital growth.

   WESTERN ASSET MANAGEMENT STRATEGIC BOND OPPORTUNITIES PORTFOLIO

   The Western Asset Management Strategic Bond Opportunities Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital.

   WESTERN ASSET MANAGEMENT U.S. GOVERNMENT PORTFOLIO

   The Western Asset Management U.S. Government Portfolio's investment objective is to seek to maximize total return consistent with preservation of capital and maintenance of liquidity.

INVESTMENT ADVICE
   MetLife Advisers, LLC ("MetLife Advisers"), an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Metropolitan Fund. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


PORTFOLIO                                              ADVISER (SUBADVISER)
---------                                              --------------------
Baillie Gifford International Stock Portfolio          Baillie Gifford Overseas Limited
Barclays Aggregate Bond Index Portfolio(1)             MetLife Investment Management, LLC(6)
BlackRock Bond Income Portfolio                        BlackRock Advisors, LLC
BlackRock Capital Appreciation Portfolio(2)            BlackRock Advisors, LLC
BlackRock Diversified Portfolio                        BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio                    BlackRock Advisors, LLC
BlackRock Money Market Portfolio                       BlackRock Advisors, LLC
Davis Venture Value Portfolio                          Davis Selected Advisers, L.P.(3)
Frontier Mid Cap Growth Portfolio(4)                   Frontier Capital Management Company, LLC(4)
Jennison Growth Portfolio                              Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio                 Loomis, Sayles & Company, L.P.
Loomis Sayles Small Cap Growth Portfolio               Loomis, Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio                    Artisan Partners Limited Partnership
MetLife Conservative Allocation Portfolio              N/A(5)
MetLife Conservative to Moderate Allocation Portfolio  N/A(5)
MetLife Mid Cap Stock Index Portfolio                  MetLife Investment Management, LLC(6)
MetLife Moderate Allocation Portfolio                  N/A(5)
MetLife Moderate to Aggressive Allocation Portfolio    N/A(5)
MetLife Stock Index Portfolio                          MetLife Investment Management, LLC(6)
MFS(R) Total Return Portfolio                          Massachusetts Financial Services Company
MFS(R) Value Portfolio(7)                              Massachusetts Financial Services Company
MSCI EAFE(R) Index Portfolio                           MetLife Investment Management, LLC(6)
Neuberger Berman Genesis Portfolio(8)                  Neuberger Berman Management LLC
Russell 2000(R) Index Portfolio                        MetLife Investment Management, LLC(6)
T. Rowe Price Large Cap Growth Portfolio(9)            T. Rowe Price Associates, Inc.
T. Rowe Price Small Cap Growth Portfolio               T. Rowe Price Associates, Inc.
Western Asset Management Strategic Bond Opportunities  Western Asset Management Company
  Portfolio
Western Asset Management U.S. Government Portfolio     Western Asset Management Company

----------
(1)Effective on or about April 29, 2013, Barclays Capital Aggregate Bond Index Portfolio changed its name to Barclays Aggregate Bond Index Portfolio.
(2)Effective on or about April 29, 2013, BlackRock Legacy Large Cap Growth Portfolio changed its name to BlackRock Capital Appreciation Portfolio.
(3)Davis Selected Advisers, L.P. may delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly owned subsidiary.
(4)Effective on or about January 7, 2013, Frontier Capital Management Company, LLC replaced BlackRock Advisors, LLC as subadviser and BlackRock Aggressive Growth Portfolio changed its name to Frontier Mid Cap Growth Portfolio.
(5)The MetLife Conservative Allocation Portfolio, the MetLife Conservative to Moderate Allocation Portfolio, the MetLife Moderate Allocation Portfolio, and the MetLife Moderate to Aggressive Allocation Portfolio (collectively, the "Asset Allocation Portfolios") are "funds of funds" that invest in Class A shares of a diversified group of other underlying portfolios (Eligible Funds) of the Metropolitan Fund and Met Investors Series Trust. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Asset Allocation Portfolios. Each underlying fund has its own subadviser.

(6)Effective on or about October 3, 2012, MetLife Investment Advisors Company, LLC changed its name to MetLife Investment Management, LLC.
(7)Effective on or about April 29, 2013, (a) FI Value Leaders Portfolio and (b) Met Investors Series Trust--Met/Franklin Mutual Shares Portfolio merged with and into MFS(R) Value Portfolio (Class B, for Contracts issued on or after May 1, 2004, or Class E, for Contracts issued prior to May 1, 2004).
(8)Effective on or about April 29, 2013, MLA Mid Cap Portfolio (formerly Lazard Mid Cap Portfolio) merged with and into Neuberger Berman Genesis Portfolio (Class B, for Contracts issued on or after May 1, 2004, or Class E, for Contracts issued prior to May 1, 2004).
(9)Effective on or about April 29, 2013, Met Investors Series Trust--RCM Technology Portfolio merged with and into T. Rowe Price Large Cap Growth Portfolio.

   For more information regarding the Investment Adviser and the Subadviser of the Metropolitan Fund Portfolios, see the Statement of Additional Information for the Contracts, and also see the Metropolitan Fund prospectus and its Statement of Additional Information.

   MetLife Advisers, an affiliate of the Company, serves as Investment Adviser for each Portfolio of the Met Investors Series Trust. The chart below shows the Subadviser of each Portfolio. MetLife Advisers oversees and recommends the hiring or replacement of its Subadvisers and is ultimately responsible for the investment performance of these Eligible Funds. Each Subadviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940.


PORTFOLIO                                              ADVISER (SUBADVISER)
---------                                              --------------------
AllianceBernstein Global Dynamic Allocation Portfolio  AllianceBernstein L.P.
American Funds(R) Balanced Allocation Portfolio        N/A(1)
American Funds(R) Growth Allocation Portfolio          N/A(1)
American Funds(R) Moderate Allocation Portfolio        N/A(1)
AQR Global Risk Balanced Portfolio                     AQR Capital Management, LLC
BlackRock Global Tactical Strategies Portfolio         BlackRock Financial Management, Inc.
BlackRock Large Cap Core Portfolio                     BlackRock Advisors, LLC
Clarion Global Real Estate Portfolio                   CBRE Clarion Securities LLC
ClearBridge Aggressive Growth Portfolio(2)             ClearBridge Investments, LLC(3)
Harris Oakmark International Portfolio                 Harris Associates L.P.
Invesco Balanced-Risk Allocation Portfolio             Invesco Advisers, Inc.
Invesco Small Cap Growth Portfolio                     Invesco Advisers, Inc.
Janus Forty Portfolio                                  Janus Capital Management LLC
JPMorgan Global Active Allocation Portfolio            J.P. Morgan Investment Management Inc.
Loomis Sayles Global Markets Portfolio(4)              Loomis, Sayles & Company, L.P.
Lord Abbett Bond Debenture Portfolio                   Lord, Abbett & Co. LLC
Lord Abbett Mid Cap Value Portfolio                    Lord, Abbett & Co. LLC
Met/Franklin Low Duration Total Return Portfolio       Franklin Advisers, Inc.
MetLife Aggressive Strategy Portfolio                  N/A(1)
MetLife Balanced Plus Portfolio                        Pacific Investment Management Company LLC
MetLife Growth Strategy Portfolio(6)                   N/A(1)
MetLife Multi-Index Targeted Risk Portfolio            MetLife Investment Management, LLC
MFS(R) Research International Portfolio                Massachusetts Financial Services Company
Morgan Stanley Mid Cap Growth Portfolio                Morgan Stanley Investment Management Inc.
Oppenheimer Global Equity Portfolio(5)                 OppenheimerFunds, Inc.(5)
PIMCO Inflation Protected Bond Portfolio               Pacific Investment Management Company LLC
PIMCO Total Return Portfolio                           Pacific Investment Management Company LLC
Pyramis(R) Government Income Portfolio                 Pyramis Global Advisors, LLC
Pyramis(R) Managed Risk Portfolio                      Pyramis Global Advisors, LLC
Schroders Global Multi-Asset Portfolio                 Schroder Investment Management North America Inc.
SSgA Growth and Income ETF Portfolio                   SSgA Funds Management, Inc.
SSgA Growth ETF Portfolio                              SSgA Funds Management, Inc.
T. Rowe Price Mid Cap Growth Portfolio                 T. Rowe Price Associates, Inc.

----------
(1)This portfolio is a "fund of funds" that invests in shares of a diversified group of other underlying portfolios of the Metropolitan Fund, Met Investors Series Trust, and/or the American Funds Insurance Series. There is no subadviser, however, there is an Asset Allocation Committee of investment professionals at MetLife Advisers that are responsible for the management of the Portfolios. Each underlying portfolio has its own adviser and/or subadviser.

(2)Effective on or about April 29, 2013, Legg Mason ClearBridge Aggressive Growth Portfolio changed its name to ClearBridge Aggressive Growth Portfolio.

(3)Effective on or about April 29, 2013, ClearBridge Advisors, LLC changed its name to ClearBridge Investments, LLC.

(4)Effective on or about April 29, 2013, Met/Franklin Income Portfolio merged with and into Loomis Sayles Global Markets Portfolio.

(5)Effective on or about April 29, 2013, Metropolitan Fund--Oppenheimer Global Equity Portfolio merged with and into Met/Templeton Growth Portfolio, OppenheimerFunds, Inc. replaced Templeton Global Advisors Limited as subadviser, and Met/Templeton Growth Portfolio changed its name to Oppenheimer Global Equity Portfolio.


(6)Effective on or about April 29, 2013, Met/Franklin Templeton Founding Strategy Portfolio merged with and into MetLife Growth Strategy Portfolio.


   For more information regarding the Manager or Adviser of the Met Investors Series Trust Portfolios, see the Statement of Additional Information for the Contracts, and also see the Met Investors Series Trust prospectus and its Statement of Additional Information.

   Capital Research and Management Company is the Investment Adviser for the American Funds Insurance Series Funds.

PORTFOLIO                                   SUBADVISER
---------                                   ----------

American Funds Bond Fund                       N/A

American Funds Global Small Capitalization     N/A

American Funds Growth                          N/A

American Funds Growth-Income                   N/A

   For more information about the Investment Adviser, see the American Funds Insurance Series prospectus and its Statement of Additional Information.

   You can obtain copies of the Eligible Fund prospectuses by calling us at 1-800-777-5897. You can also get information about the Metropolitan Fund, Met Investors Series Trust and the American Funds Insurance Series (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission's website at http://www.sec.gov.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

   An investment adviser (other than our affiliate MetLife Advisers) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Contract Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

   Additionally, an investment adviser or subadviser (other than our affiliate, MetLife Advisers) of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Contracts.

   We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, which is formed as a "limited liability company". Our ownership interest in MetLife Advisers entitles us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "FEE TABLE--Annual Eligible Fund Operating Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the advisers to the subadvisers.)

   Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus.
(See "FEE TABLE--Annual Eligible Fund Operating Expenses" and "DISTRIBUTION OF THE CONTRACTS.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.

   We select the Eligible Funds offered through this Contract based on a number of criteria, including asset class coverage, the strength of the adviser's or subadviser's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Eligible Fund's adviser or subadviser is one of our affiliates or whether the Eligible Fund, its adviser, its subadviser(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment advisers are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to portfolios advised by our affiliates than those that are not, we may be more inclined to offer portfolios advised by our affiliates in the variable insurance products we issue. We review the Eligible Funds periodically and may remove an Eligible Fund or limit its availability to new purchase payments and/or transfers of Contract Value if we determine that the Eligible Fund no longer meets one or more of the selection criteria, and/or if the Eligible Fund has not attracted significant allocations from Contract Owners. In some cases, we have included Eligible Funds based on recommendations made by selling firms. These selling firms may receive payments from the Eligible Funds they recommend and may benefit accordingly from the allocation of Contract Value to such Eligible Funds.

   We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series. (See "DISTRIBUTION OF THE CONTRACTS.")

   WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR ELIGIBLE FUND. YOU BEAR THE RISK OF ANY DECLINE IN THE CONTRACT VALUE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE ELIGIBLE FUNDS YOU HAVE CHOSEN.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. Attached prospectuses for the Eligible Funds may provide information for share classes that are not available through the Contract. When you consult the attached prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Contract. The following classes of shares are available under the Contract:

  . For the Metropolitan Fund, we offer Class B shares of the following portfolios:

      . Barclays Aggregate Bond Index, BlackRock Bond Income, BlackRock Diversified, BlackRock Money Market, Frontier Mid Cap Growth, Loomis Sayles Small Cap Growth, MetLife Conservative Allocation, MetLife Conservative to Moderate Allocation, MetLife Mid Cap Stock Index, MetLife Moderate Allocation, MetLife Moderate to Aggressive Allocation, MetLife Stock Index, MFS(R) Total Return, MSCI EAFE(R) Index, Russell 2000(R) Index, T. Rowe Price Large Cap Growth, and T. Rowe Price Small Cap Growth Portfolios.

  . In addition, for the Metropolitan Fund, we offer Class B shares of the following portfolios, for Contracts issued on or after May 1, 2004 and Class E shares of these portfolios, for Contracts issued prior to May 1, 2004:

      . Baillie Gifford International Stock, BlackRock Capital Appreciation, BlackRock Large Cap Value, Davis Venture Value, Jennison Growth,
         Loomis Sayles Small Cap Core, Met/Artisan Mid Cap Value, MFS(R) Value, Neuberger Berman Genesis, Western Asset Management Strategic Bond Opportunities, and Western Asset Management U.S. Government Portfolios.

  . For the Met Investors Series Trust we offer Class B shares of all Portfolios except the following:

      . Harris Oakmark International Portfolio, which is Class B for Contracts issued on or after May 1, 2003 and Class E for Contracts issued prior to May 1, 2003;

      . ClearBridge Aggressive Growth Portfolio, which is Class B for Contracts issued on or after May 1, 2004 and Class E for Contracts issued prior to May 1, 2004; and

      . American Funds Balanced Allocation, American Funds Moderate Allocation, and American Funds Growth Allocation Portfolios, which are Class C.

  .  For the American Funds Insurance Series, we offer Class 2 shares only.

   Additionally, shares of the Eligible Funds may be offered to insurance company separate accounts of both variable annuity and variable life insurance contracts and to Qualified Plans. Due to differences in tax treatment and other considerations, the interests of various contractowners participating in, and the interests of Qualified Plans investing in the Eligible Funds may conflict. The Eligible Funds will monitor events in order to identify the existence of any material irreconcilable conflicts and determine what action, if any, should be taken in response to any such conflict.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Contract, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future purchase payments, or both, for some or all classes of Contracts. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission and applicable state insurance departments. Furthermore, we may close subaccounts to allocation of purchase payments or Contract Value, or both, for some or all classes of Contracts, at any time in our sole discretion. If automatic allocations (such as dollar cost averaging, asset rebalancing, or purchase payments made through our automated payment program) are being made to a subaccount that is closed or no longer available due to an Eligible Fund liquidation, and if you do not give us other instructions, then any amounts that would have gone into the closed subaccount will be allocated to the BlackRock Money Market Subaccount.

                                 FIXED ACCOUNT

   You may allocate purchase payments to the Fixed Account in states that have approved this option (except for Contracts purchased on or after May 1, 2003 for which the C Class has been selected, Contracts which are purchased in New York or Washington if any living benefit rider is selected). The Fixed Account is not available if the GMAB is selected. The Fixed Account is a part of our general account and offers a guaranteed interest rate. (See "THE OPERATION OF THE FIXED ACCOUNT" for more information.) During annuitization, the Fixed Account is not available but a fixed payment option is available.

                                 THE CONTRACTS

   We will issue the Standard Class, C Class, L Class and P Class contracts to an individual through the age of 85 in all states except New York. In New York we will issue the Standard Class to an individual through the age of 82; the L Class and C Class through the age of 85; and the P Class through the age of 80. The maximum issue age for the B Plus Class (for an individual or joint contract owners) is through the age of 80 in all states. Unless otherwise noted, information provided in each section is applicable to all contract classes.

   The Contract allows you to select one of several different charge structures, each referred to as a Class, based on your specific situation. Each Class imposes varying levels of Withdrawal Charges and Asset-Based Insurance Charges. THE ASSET-BASED INSURANCE CHARGE AMOUNTS DESCRIBED BELOW WILL INCREASE BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Depending on your expectations and preferences, you can choose the Class that best meets your needs. Prior to issuance, you must select one of the following five available Classes of the Contract:

STANDARD CLASS

   If you do not select a Class, your Contract will be issued as a Standard Class Contract. The Standard Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 7% of each purchase payment, reducing over 7 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.25% to 1.60% during the accumulation period, depending on the death benefit that you select.

B PLUS CLASS

   If you select this Class, we will add a bonus amount to your Contract Value every time you make a purchase payment within the first Contract Year. The amount of the bonus is currently 4% of the amount of the purchase payment. The purchase payment bonus will be allocated among the subaccounts and the Fixed Account in the same manner as your purchase payments. Unless we specifically state otherwise, "purchase payments" in reference to the B Plus Class means purchase payments plus any associated bonus amounts.

   The B Plus Class imposes a Withdrawal Charge on withdrawals equal to a maximum of 9% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.60% to 1.95% during the Withdrawal Charge period, depending on the death benefit that you select. This charge is reduced by 0.35% after the expiration of the Withdrawal Charge period. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

   Generally, an annuity with a purchase payment bonus may have higher charges and expenses than a similar annuity without a purchase payment bonus. Or, it may have less advantageous benefits and other features, or some combination of different charges and benefits. Alternatively, the charges and features could be the same, but we could make less profit or pay lower commissions to sales agents, or both. The Company does not expect to receive any additional profit due to the higher charges for the B Plus Class. In addition, you should know that over time and under certain circumstances (such as withdrawal during the last few years that a Withdrawal Charge applies, or after an extended period of poor market performance), the costs associated with a bonus may exceed the bonus amount and any related earnings. Accordingly, you should always consider the expenses along with the benefits and other features to be sure any annuity or class of annuity meets your financial needs and goals. Additionally, the annuity purchase rates for the B Plus Class Contract are different than for other Classes (see "Amount of Annuity Payments"). The B Plus Class may not be appropriate for use with certain qualified plans where there may be minimal initial purchase payments submitted in the first Contract Year.

   If you cancel the Contract by returning it during the Free Look Period, we will deduct any bonus amounts from the refund amount. We will take back the premium credit as if it had never been applied if we recapture a purchase payment bonus. However, the amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

C CLASS

   The C Class does not impose any Withdrawal Charge on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. This Asset-Based Insurance Charge ranges from 1.60% to 1.95% during the accumulation period, depending on the death benefit that you select.

L CLASS

   The L Class reduces the period of time that a Withdrawal Charge applies on withdrawals, but imposes a higher Asset-Based Insurance Charge than the Standard Class. Specifically, the L Class imposes a Withdrawal Charge on withdrawals for three years equal to a maximum of 7% of each purchase payment (reducing to 6% in the second year and 5% in the third year). It also imposes an Asset-Based Insurance Charge that ranges from 1.50% to 1.85% during the accumulation period, depending on the death benefit that you select.

P CLASS

   The P Class lengthens the period of time that a Withdrawal Charge is imposed on withdrawals, and imposes a lower Asset-Based Insurance Charge than the Standard Class. Specifically, the P Class imposes a Withdrawal

Charge on withdrawals equal to a maximum of 8% of each purchase payment, reducing over 9 years. It also imposes an Asset-Based Insurance Charge that ranges from 1.15% to 1.50% during the accumulation period, depending on the death benefit that you select. The Asset-Based Insurance Charge will be 1.25% after annuitization (see "Asset-Based Insurance Charge").

                                      ***

   If available, we may offer an employee version of a Standard Class or P Class Contract which includes a purchase payment credit feature. The charges and deductions and all other features are the same as other Standard Class or P Class Contracts. Persons eligible to purchase an employee version are age 80 or younger, and are employees, officers, and directors or trustees of the Company, its affiliates, any broker-dealer authorized to sell the Contracts (or any bank affiliated with such a broker-dealer) and any investment adviser or subadviser to the Portfolios or certain family members of the foregoing. If consistent with applicable state insurance law, for each purchase payment made under an employee version, we will credit the Contract with an additional 5% of each purchase payment. Any employee version purchase payment credit amounts will be applied on a pro-rata basis to the Fixed Account, if available, and the Eligible Funds based upon your allocation for your purchase payments, and will be subject to recapture under the same circumstances as the purchase payment credit for the B Plus Class, described above. No employee version purchase payment credit will apply to purchase payments which consist of money exchanged from other annuity issued by the Company or its affiliates. Other limitations may apply. We reserve the right to change the eligibility for or terms of the employee version.

PURCHASE PAYMENTS

   Currently, the Standard Class and P Class minimum initial purchase payment is $5,000 for non-qualified plans and $2,000 for qualified plans unless we agree otherwise. The minimum subsequent purchase payment for non-qualified or qualified plans is $500 unless we agree otherwise. We will accept a different amount if required by federal tax law. For the C Class and L Class, the minimum initial investment is $25,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. For the B Plus Class, the minimum initial investment is $10,000 and the minimum subsequent purchase payment is $500, unless we agree otherwise. The following exceptions may apply.

  . For the Standard and P Classes only, when the Contract is bought as part of an individual retirement account under Section 408(a) of the Internal Revenue Code (the "Code") or individual retirement annuity under
     Section 408(b) of the Code (both referred to as "IRAs"), or as a Roth IRA under Section 408A of the Code ("Roth IRA"), if you choose to have monthly purchase payments withdrawn from your financial institution account through debit authorization we will accept a monthly minimum of $100 in lieu of a single $2,000 initial purchase payment.

  . For all other Contracts, we may accept monthly subsequent purchase payments as low as $100 per month if they are made through our automated payment program. The minimum initial purchase payment for the selected class must still be met.

  . We reserve the right to refuse purchase payments made via personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be filled. (See "Withdrawals.")

  . If you send your purchase payment or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your contract.

  . We will not accept purchase payments made with cash, money orders or travelers checks.

   We may limit initial and subsequent purchase payments made under a Contract (See "Restrictions on Subsequent Purchase Payments" below). Currently, we may limit total purchase payments to $1,000,000.

   If your Contract was issued as a Qualified Contract under Section 403(b) of the Code (also called a "tax sheltered annuity" or "TSA") in a "90-24 transfer" completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

   When we receive your completed application (information) and initial purchase payment, within two business days we will issue your Contract. The Contract Date is the date shown on your Contract. We will contact you if the application is incomplete and we need additional information. We will return initial purchase payments if the application is not complete within five business days unless you agree otherwise. We reserve the right to reject any application.

   RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. We reserve the right to reject any purchase payment and to limit future purchase payments. This means we may restrict your ability to make subsequent purchase payments for any reason, subject to applicable requirements in your state. We may make certain exceptions to restrictions on subsequent purchase payments in accordance with our established administrative procedures. We will notify you in advance if we impose restrictions on subsequent purchase payments. You and your financial representative should carefully consider whether our ability to restrict subsequent purchase payments is consistent with your investment objectives. Current restrictions are described below.

   NO SUBSEQUENT PURCHASE PAYMENTS MAY BE MADE:

      (1) within seven years prior to the Contract's Maturity Date for the Standard Class; nine years for the B Plus Class and the P Class; and three years for the L Class;

      (2) after a Contract Owner (or the Annuitant, if the Contract is not owned by an individual) reaches age 91 (for joint Contract Owners, you may not make a purchase payment after the older Contract Owner reaches age 86); or


      (3) after the close of the New York Stock Exchange on August 17, 2012 if your Contract was issued with one or more of the following optional riders:
   GMIB I, GMIB Plus I, GMIB Plus II, GWB I, Enhanced GWB, LWG I, LWG II, GMAB, and the Enhanced Death Benefit (not applicable to C Class Contracts).


   Restriction (3) does NOT apply and you may continue to make subsequent purchase payments at this time if your Contract was issued in one of the following states: Connecticut, Florida, Massachusetts, Maryland, Minnesota, New Jersey, New York, Oregon, Pennsylvania, Texas, Utah, or Washington. Other exceptions to restrictions on subsequent purchase payments may apply, in accordance with our established administrative procedures.

TEN DAY RIGHT TO REVIEW

   Within 10 days (or more where required by applicable state insurance law) after you receive your Contract you may return it to us or our agent for cancellation. Upon cancellation of the Contract, we will return to you the Contract Value. If required by the insurance law or regulations of the state in which your Contract is issued, however, we will refund all purchase payments made. If you have selected the B Plus Class and you return your Contract during this period, we will recapture the bonus credit amount. The amount returned to you will not be decreased by any investment loss and you will retain any investment gain attributable to the bonus.

ALLOCATION OF PURCHASE PAYMENTS

   When you purchase a Contract, you may allocate your purchase payments to the subaccounts and/or the Fixed Account (subject to limitations). You may not choose more than 18 subaccounts (including the Fixed Account) at the time you submit your initial purchase payment. You must allocate a minimum of $500 dollars to each account you select. However, for IRAs and Roth IRAs, if purchase payments are less than $2,000, you may allocate the payments to a maximum of four accounts. If you wish to allocate the payment to more than 18 subaccounts (including the Fixed Account), we must have your request to allocate future purchase payments to more than 18 subaccounts on record before we can apply your subsequent payment to your chosen allocation. We convert your purchase payments, allocated to the Eligible Funds, to a unit of interest known as an Accumulation Unit. The number of Accumulation Units credited to the Contract is determined by dividing the purchase payment (or transfer request) by the Accumulation Unit Value for the selected subaccounts at the end of the valuation day we receive your purchase payment at our Annuity Administrative Office. (See "Requests and Elections" for more information on receipt of purchase payments.)

INVESTMENT ALLOCATION RESTRICTIONS FOR CERTAIN RIDERS

   If you choose the GMIB Plus II, Lifetime Withdrawal Guarantee II, and/or Enhanced Death Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value as described in the "Allocation" subsection below.

   If you choose GMIB Plus I or Lifetime Withdrawal Guarantee I rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely among the Fixed Account, BlackRock Money Market Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio, American Funds Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, Barclays Capital Aggregate Bond Index Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Balanced Plus Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Growth Strategy Portfolio, MetLife Moderate Allocation Portfolio, MetLife Moderate to Aggressive Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, Pyramis(R) Government Income Portfolio, Pyramis(R) Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, SSgA Growth and Income ETF Portfolio, and/or SSgA Growth ETF Portfolio. (you may participate in the Enhanced Dollar Cost Averaging
(EDCA) program, subject to restrictions).

   If you choose the Guaranteed Minimum Accumulation Benefit rider, until the rider terminates, we will require you to allocate your purchase payments and Contract Value solely to one of the MetLife Asset Allocation Program portfolios, excluding the MetLife Moderate to Aggressive Allocation Portfolio of the Metropolitan Fund (you may participate in the EDCA program, subject to restrictions).

   ALLOCATION. If you elect GMIB Plus II, the Lifetime Withdrawal Guarantee II, or the Enhanced Death Benefit, you must comply with the following investment allocation restrictions.

   SPECIFICALLY, YOU MUST ALLOCATE ACCORDING TO EITHER (A) OR (B) BELOW:

   (A) You must allocate:

  . 100% of your purchase payments or Contract Value to the Fixed Account, BlackRock Money Market Portfolio, AllianceBernstein Global Dynamic Allocation Portfolio, American Funds(R) Balanced Allocation Portfolio, American Funds(R) Moderate Allocation Portfolio, AQR Global Risk Balanced Portfolio, BlackRock Global Tactical Strategies Portfolio, Invesco Balanced-Risk Allocation Portfolio, JPMorgan Global Active Allocation Portfolio, MetLife Balanced Plus Portfolio, MetLife Conservative Allocation Portfolio, MetLife Conservative to Moderate Allocation Portfolio, MetLife Moderate Allocation Portfolio, MetLife Multi-Index Targeted Risk Portfolio, Pyramis(R) Managed Risk Portfolio, Schroders Global Multi-Asset Portfolio, and SSgA Growth and Income ETF Portfolio.

   OR

   (B) You must allocate:

  . AT LEAST 30% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account;

  .  UP TO 70% of purchase payments or Contract Value to Platform 2 subaccounts;

  . UP TO 15% of purchase payments or Contract Value to Platform 3 subaccounts; and

  .  UP TO 15% of purchase payments or Contract Value to Platform 4 subaccounts.

   For Contracts issued based on applications and necessary information received at our Annuity Administrative Office in good order before the close of the New York Stock Exchange on May 1, 2009, the following investment allocation restrictions apply under option (B): you must allocate at least 15% of purchase payments or Contract Value to Platform 1 subaccounts and/or to the Fixed Account and you may allocate up to 85% of purchase payments or Contract Value to Platform 2 subaccounts (the percentages for Platforms 3 and 4 are the same as those listed above).

   See the "EDCA" section below for information on allocating purchase payments to the EDCA account under option (B).

   The subaccounts in each Platform are:

 PLATFORM 1 SUBACCOUNTS
 ----------------------
    American Funds Bond                  PIMCO Inflation Protected Bond
    Barclays Aggregate Bond Index        PIMCO Total Return
    BlackRock Bond Income                Pyramis(R) Government Income
    BlackRock Money Market               Western Asset Management U.S.
                                         Government
    Met/Franklin Low Duration Total
      Return

 PLATFORM 2 SUBACCOUNTS
 ----------------------
    AllianceBernstein Global Dynamic
      Allocation                         Loomis Sayles Global Markets
    American Funds Growth                Lord Abbett Bond Debenture
    American Funds Growth-Income         MetLife Aggressive Strategy
    AQR Global Risk Balanced             MetLife Balanced Plus
    Baillie Gifford International Stock  MetLife Multi-Index Targeted Risk
    BlackRock Capital Appreciation       MetLife Stock Index
    BlackRock Diversified                MFS(R) Research International
    BlackRock Global Tactical
      Strategies                         MFS(R) Total Return
    BlackRock Large Cap Core             MFS(R) Value
    BlackRock Large Cap Value            MSCI EAFE(R) Index
    ClearBridge Aggressive Growth        Oppenheimer Global Equity
    Davis Venture Value                  Pyramis(R) Managed Risk
    Harris Oakmark International         Schroders Global Multi-Asset
    Invesco Balanced-Risk Allocation     T. Rowe Price Large Cap Growth
    Janus Forty                          Western Asset Management Strategic
                                         Bond
    Jennison Growth                        Opportunities
    JPMorgan Global Active Allocation

 PLATFORM 3 SUBACCOUNTS
 ----------------------
    Frontier Mid Cap Growth              MetLife Mid Cap Stock Index
    Lord Abbett Mid Cap Value            Morgan Stanley Mid Cap Growth
    Met/Artisan Mid Cap Value            T. Rowe Price Mid Cap Growth

 PLATFORM 4 SUBACCOUNTS
 ----------------------
    American Funds Global Small
      Capitalization                     Loomis Sayles Small Cap Growth
    Clarion Global Real Estate           Neuberger Berman Genesis
    Invesco Small Cap Growth             Russell 2000(R) Index
    Loomis Sayles Small Cap Core         T. Rowe Price Small Cap Growth

   YOUR PURCHASE PAYMENTS AND TRANSFER REQUESTS MUST BE ALLOCATED IN ACCORDANCE WITH THE ABOVE LIMITATIONS. WE WILL REJECT ANY PURCHASE PAYMENTS OR TRANSFER REQUESTS THAT DO NOT COMPLY WITH THE ABOVE LIMITATIONS.

   We determine whether a subaccount is classified as Platform 1, Platform 2, Platform 3 or Platform 4. We may determine or change the classification of a subaccount in the event that a subaccount is added, deleted, substituted, merged or otherwise reorganized. You will not be required to reallocate purchase payments or Contract Value that you allocated to a subaccount before we changed its classification, unless you make a new purchase payment or request a transfer among subaccounts (other than pursuant to asset rebalancing and Enhanced Dollar Cost Averaging programs in existence at the time the classification of the subaccount changed). If you make a new purchase payment or request a transfer among subaccounts, you will be required to take the new classification into account in the allocation of your entire Contract Value. We will provide you with prior written notice of any changes in classification of subaccounts.

   REBALANCING. If you choose to allocate according to (B) above, we will rebalance your Contract Value on a quarterly basis based on your most recent allocation of purchase payments that complies with the allocation limitations described above. We will also rebalance your Contract Value when we receive a subsequent purchase payment that is accompanied by new allocation instructions (in addition to the quarterly rebalancing). We will first rebalance your Contract Value on the date that is three months from the rider issue date; provided however, if a quarterly rebalancing date occurs on the 29th, 30th or 31st of a month, we will instead rebalance on the 1st day of the following month. We will subsequently rebalance your Contract Value on each quarter thereafter on the same day. In addition, if a quarterly rebalancing date is not a business day the reallocation will occur on the next business day. Withdrawals from the contract will not result in rebalancing on the date of withdrawal.

   The rebalancing requirement described above does not apply if you choose to allocate according to (A) above.

   EDCA. If you choose to allocate according to (B) above and you choose to allocate a purchase payment to the EDCA account, that entire purchase payment must be allocated only to the EDCA account. Any transfer from an EDCA account must be allocated in accordance with the limitations described under (B) above. In addition, if you made previous purchase payments before allocating a purchase payment to the EDCA account, all transfers from an EDCA account must be allocated to the same subaccounts as your most recent allocations for purchase payments.

   CHANGING PURCHASE PAYMENT ALLOCATION INSTRUCTIONS. You may change your purchase payment allocation instructions under (B) above at any time by providing notice to us at our Annuity Administrative Office or by any other method acceptable to us, provided such instructions comply with the allocation limits described above. If you provide new allocation instructions for purchase payments and if these instructions conform to the allocation limits described under (B) above, then we will rebalance in accordance with the revised allocation instructions. Any future purchase payment, EDCA account transfer and quarterly rebalancing allocations will be automatically updated in accordance with these new instructions.

   SUBSEQUENT PURCHASE PAYMENTS. If permitted, subsequent purchase payments must be allocated in accordance with the above limitations. When allocating according to (B) above, it is important to remember that the entire Contract Value will be immediately reallocated according to any new allocation instructions that accompany a subsequent purchase payment if the new allocation instructions differ from those previously received on the contract. Allocating according to (B) does not allow you to specify different allocations for individual purchase payments. Due to the rebalancing and reallocation requirements of Option B, the entire Contract will be immediately allocated according to the most recently provided allocation instructions.

   TRANSFERS. Please note that any transfer request must result in a Contract Value that meets the allocation limits described above. Any transfer request will not cause your allocation instructions to change unless you provide us with a separate instruction at the time of transfer.

CONTRACT VALUE AND ACCUMULATION UNIT VALUE

   We determine the value of your Contract by multiplying the number of Accumulation Units credited to your Contract by the appropriate Accumulation Unit Values. The Accumulation Unit Value for each Class and subaccount depends on the net investment experience of its corresponding Eligible Fund and reflects the deduction of all fees and expenses.

   The Accumulation Unit Value of each Class of each subaccount was initially set at $1.00. We determine the Accumulation Unit Value by multiplying the most recent Accumulation Unit Value by the net investment factor for that day. The net investment factor is determined for each Class for each subaccount and reflects the change in net asset value per share of the corresponding Eligible Fund as of the close of regular trading on the New York Stock Exchange from the net asset value most recently determined, the amount of dividends or other distributions made by that Eligible Fund since the last determination of net asset value per share, and daily deductions from the average daily net asset value of the subaccount for the Separate Account annual expenses which vary depending upon the Class, death benefit, and subaccounts you choose. (See "Asset-Based Insurance Charge, Withdrawal Charge and Other Sales Deductions.") The net investment factor may be greater or less than one. We describe the formula for determining the net investment factor under the caption "Net Investment Factor" in the Statement of Additional Information.

   If you select the Fixed Account option, the total Contract Value includes the amount of Contract Value held in the Fixed Account. (See "THE FIXED ACCOUNT.")

PAYMENT ON DEATH PRIOR TO ANNUITIZATION

   Prior to annuitization, your Contract's Death Proceeds will be determined as of the end of the business day that we receive, at our Annuity Administration Office, both due proof of the death of: (1) you as Contract Owner; (2) the first Contract Owner to die, if your Contract has Joint Owners; or (3) the Annuitant, if your Contract is not owned in an individual capacity and an acceptable election for the payment method. (If there is no named Beneficiary under a joint Contract, the Death Proceeds will be paid to the surviving Contract Owner.)

   You will receive the Standard Death Benefit unless you chose to receive one of three optional death benefits only two of which are available in any state--the Annual Step-Up Death Benefit, the Greater of Annual Step-Up or 5% Annual Increase Death Benefit, or the Enhanced Death Benefit. The first two optional death benefits will increase the Asset-Based Insurance Charge applicable to your Contract. The Enhanced Death Benefit is available for an additional charge. You may also elect to purchase, for an additional charge, the Earnings Preservation Benefit Rider, which provides an additional death benefit to assist with covering taxes payable at death. You cannot elect both the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider. After annuitization, the charges for the Enhanced Death Benefit Rider and Earnings Preservation Benefit Rider will not be assessed.

   If we are presented with proof of your death before any requested transaction is completed (including transactions under automated investment strategies and automated withdrawal programs), we will cancel the request. As described above, the death benefit will be determined when we receive both due proof of death and written payment instructions or election of Spousal Continuation or Beneficiary Continuation.

   MULTIPLE BENEFICIARIES. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order. If the Death Proceeds payable is an amount that exceeds the Contract Value on the day it is determined, we will apply to the Contract at that time an amount equal to the difference between the Death Proceeds payable and the Contract Value, in accordance with the current allocation of Contract Value. This amount remains in the Variable Account (and/or the Fixed Account, if applicable) until each of the other Beneficiaries submits the necessary documentation in good order to claim their death benefit. Any Death Proceeds amounts held in the Variable Account on behalf of the remaining Beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

STANDARD DEATH BENEFIT

   The Standard Death Benefit at any time will be the greater of:

      (1) the Contract Value; or

      (2) total Purchase Payments, reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge).

   If you are a natural person and change the Contract Owner to someone other than your spouse during the accumulation period, the Standard Death Benefit payable when the new Contract Owner dies will be the greater of:

      (1) the Contract Value; or

      (2) the Contract Value as of the effective date of the change of Contract Owner, increased by any purchase payments made and reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals (including any applicable Withdrawal Charge) taken after that date.

ANNUAL STEP-UP DEATH BENEFIT

   If you elect the Annual Step-Up Death Benefit, the death benefit will be the greater of:

      (1) the Contract Value; or

      (2) total purchase payments reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge); or

      (3) the Highest Anniversary Value as defined below.

   On the issue date, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value as recalculated will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal. On each Contract Anniversary prior to the Contract Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

   If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greatest of:

      (a) the Contract Value;

      (b) the Contract Value as of the effective date of the change of Contract Owner, increased by purchase payments received after that date and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including any applicable Withdrawal Charge) made after that date; or

      (c) the Highest Anniversary Value, except that, on the effective date of the Contract Owner change, the Highest Anniversary Value will be recalculated and set equal to the Contract Value on that date. Thereafter the Highest Anniversary Value (as recalculated) will be increased by subsequent Purchase Payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner's 81/st/ birthday, the Highest Anniversary will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of recalculation.

   If a non-natural person owns the Contract, then the Annuitant shall be deemed to be Contract Owner in determining the death benefit. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

GREATER OF ANNUAL STEP-UP OR 5% ANNUAL INCREASE DEATH BENEFIT

   In states where the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider has been approved and the Enhanced Death Benefit has not been approved, you may select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider if you are age 79 or younger at the effective date of your Contract. If you select the Greater of Annual Step-Up or 5% Annual Increase Death Benefit rider, the death benefit will be the greater of:

      (1) the Contract Value; or

      (2) the Enhanced Death Benefit value.

   The Enhanced Death Benefit value is the greater of (a) or (b) below:

      (a) HIGHEST ANNIVERSARY VALUE (as defined above for the Annual Step-Up Death Benefit).

      (b) ANNUAL INCREASE AMOUNT: On the Issue Date, the Annual Increase Amount is equal to your initial purchase payment. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

          (i) is purchase payments accumulated at the Annual Increase Rate. The Annual Increase Rate is 5% per year through the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, and 0% per year thereafter; and

          (ii) Withdrawal Adjustments accumulated at the Annual Increase Rate. A Withdrawal Adjustment is equal to the value of the Annual Increase Amount immediately prior to a withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge).

   If you are a natural person and change the Contract Owner to someone other than your spouse, the death benefit is equal to the greater of the Contract Value or the Enhanced Death Benefit; however, for purposes of calculating the Enhanced Death Benefit value:

      (a) the Highest Anniversary Value equals your Contract Value as of the date the Contract Owner is changed; and

      (b) the current Annual Increase Amount equals your Contract Value as of the date the Contract Owner is changed. After that date, the Contract Value on the date the Contract Owner is changed will be treated as the initial purchase payment, and purchase payments received and partial withdrawals taken (including any applicable Withdrawal Charge) prior to the changes of Contract Owner will not be taken into account.

   If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the death benefit amount. If Joint Owners are named, the age of the older will be used to determine the death benefit amount. You may not purchase this benefit if you are 80 years of age or older.

ENHANCED DEATH BENEFIT RIDER

   In states where approved, you may select the version of the Enhanced Death Benefit rider described below if you are age 75 or younger at the effective date of your Contract, you either (a) have not elected any living benefit rider or (b) have elected the GMIB Plus II rider. There may be versions of the Enhanced Death Benefit rider that vary by issue date and state availability. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you. The Enhanced Death Benefit rider is referred to in your contract and rider as the "Guaranteed Minimum Death Benefit" or GMDB.

   If you select the Enhanced Death Benefit rider, the amount of the death benefit will be the greater of:

   (1) the Contract Value; or

   (2) the death benefit base.

   The death benefit base provides protection against adverse investment experience. It guarantees that the death benefit will not be less than the greater of: (1) the highest Contract Value on any anniversary (adjusted for withdrawals), or (2) the amount of your initial investment (adjusted for withdrawals), accumulated at 5% per year.

   The death benefit base is the greater of (a) or (b) below:

        (a) Highest Anniversary Value: On the date we issue your Contract, the Highest Anniversary Value is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal. The percentage reduction in Contract Value is the dollar amount of the withdrawal plus any applicable Withdrawal Charges divided by the Contract Value immediately preceding such withdrawal. On each Contract Anniversary prior to your 81st birthday, the Highest Anniversary Value will be recalculated to equal the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

     The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

        (b) Annual Increase Amount: On the date we issue your Contract, the Annual Increase Amount is equal to your initial purchase payment. All purchase payments received within 120 days of the date we issue your Contract will be treated as part of the initial purchase payment for this purpose. Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

           (i) is purchase payments accumulated at the annual increase rate from the date the Purchase Payment is made. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter; and

           (ii) is withdrawal adjustments accumulated at the annual increase rate. The annual increase rate is 5% per year through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter. The withdrawal adjustment for any partial withdrawal in a Contract Year is equal to the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributable to that partial withdrawal (including any applicable Withdrawal Charge). However, (1) if the partial withdrawal occurs before the Contract Anniversary immediately prior to your

        91st birthday; (2) if all partial withdrawals in a Contract Year are payable to the Owner (or the Annuitant if the Owner is a non-natural person) or other payees that we agree to; and (3) if total partial withdrawals in a Contract Year are not greater than 5% of the Annual Increase Amount on the previous Contract Anniversary, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total partial withdrawals in that Contract Year and will be treated as a single withdrawal at the end of that Contract Year.

        The Annual Increase Amount does not change after the Contract Anniversary immediately preceding the Owner's 91st birthday, except that it is increased for each subsequent purchase payment and reduced by the withdrawal adjustments described in (b)(ii) above.

   The Highest Anniversary Value and Annual Increase Amount are calculated independently of each other. When the Highest Anniversary Value is recalculated and set equal to the Contract Value, the Annual Increase Amount is not set equal to the Contract Value. See "Optional Step-Up" below for a feature that can be used to reset the Annual Increase Amount to the Contract Value.

   For Contracts issued based on applications and necessary information received in good order at our Annuity Administrative Office on or before May 1, 2009, we offered a version of the Enhanced Death Benefit rider that is no longer available. The prior version is the same as the current version except that: (1) the annual increase rate for the Annual Increase Amount and for withdrawal adjustments is 6% with respect to (b)(i) and (ii) above;
(2) different investment allocation restrictions apply (see "THE CONTRACTS--Allocation of Purchase Payments--Investment Allocation Restrictions for Certain Riders"); and (3) different rider charges apply (see ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Enhanced Death Benefit Rider").

   TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 591/2, a 10% federal income tax penalty may apply.

   OPTIONAL STEP-UP. On each Contract Anniversary on or after the first anniversary following the effective date of the rider, you may elect an Optional Step-Up. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the annual increase rate on the Annual Increase Amount (5%). As described below, an Optional Step-Up resets the Annual Increase Amount to the Contract Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE MAY RESET THE RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF: (A) THE MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE THAT WE WOULD CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

   An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the Optional Step-Up; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB rider and an Enhanced Death Benefit rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described below, on one or both riders.

   You may elect either: (1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or (2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing, at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which an Optional Step-Up may otherwise occur. Otherwise, it will remain in effect through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Step-Ups, the rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.)

   We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office or any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

      The Optional Step-Up will:

      (a) Reset the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election; and

      (b) Reset the Enhanced Death Benefit rider charge to a rate we shall determine that does not exceed the lower of (a) the maximum Optional Step-Up charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.

   In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current Enhanced Death Benefit rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

   On the date of the Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the Step-Up. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.

   INVESTMENT ALLOCATION RESTRICTIONS. If you select the Enhanced Death Benefit rider, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect the Enhanced Death Benefit, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.


   CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent Purchase Payments under the Enhanced Death Benefit rider are restricted as described in "THE CONTRACTS--Purchase Payments--Restrictions on Subsequent Purchase Payments."


   TERMINATION OF THE ENHANCED DEATH BENEFIT. The Enhanced Death Benefit will terminate upon the earliest of:

      (a) The date you make a total withdrawal of your Contract Value (a pro rata portion of the rider charge will be assessed);

      (b) The date there are insufficient funds to deduct the Enhanced Death Benefit rider charge from your Contract Value;

      (c) The date you annuitize your Contract (a pro rata portion of the rider charge will be assessed);

      (d) A change of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person), subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

      (e) The date you assign your Contract (a pro rata portion of the rider charge will be assessed);

      (f) The date the death benefit amount is determined (excluding the determination of the death benefit amount under the spousal continuation option); or

      (g) Termination of the Contract to which this rider is attached.

   Under our current administrative procedures, we will waive the termination of the Enhanced Death Benefit if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

   THE ENHANCED DEATH BENEFIT RIDER AND ANNUITIZATION. Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (see "Annuity Payments"), or you must make a complete withdrawal of your Contract Value. Generally, once your Contract is annuitized, you are ineligible to receive the death benefit selected. However, for Contracts purchased with an Enhanced Death Benefit rider, if you annuitize at the latest date permitted, you must elect one of the following options:

      (1) Annuitize the Account Value under the Contract's annuity provisions;
   or

      (2) Elect to receive annuity payments determined by applying the Death Benefit Base to the greater of the guaranteed annuity option rates for this Contract at the time of purchase or the current annuity option rates applicable to the class of Contract you selected. If you die before the complete return of the Death Benefit Base, your beneficiary will receive a lump sum equal to the death benefit determined at annuitization less annuity payments already paid to the Owner.

   If you fail to select one of the above options, we will annuitize your Contract under the Variable Life Income with 10-year Period Certain Option, unless the payment under option (2) above is greater, in which case we will apply option (2) to your contract.

   (See Appendix F for examples of the Enhanced Death Benefit.)

EARNINGS PRESERVATION BENEFIT RIDER

   The Earnings Preservation Benefit Rider is an optional rider that provides an additional death benefit ("Additional Death Benefit") to assist with covering income taxes payable upon death. This rider may not be suitable for all Contract Owners (particularly those approaching age 70 1/2) or in all circumstances. You should discuss with your registered representative whether this rider is appropriate for your needs and circumstances.

   The Additional Death Benefit Amount will be calculated upon the death of the first Owner or Joint Owner. If the spouse is the beneficiary and elects to continue the Contract, then he or she may: (1) continue the rider so that the Additional Death Benefit is payable upon his or her death; or (2) discontinue the rider and have the Additional Death Benefit that would have been payable at the Owner's death added to the Contract Value. The rider terminates, and the rider fee is no longer deducted, upon payment of the Additional Death Benefit.

   Before the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage from the table below times the amount calculated by
(a)-(b) below:

      (a) is the death benefit under your Contract; and

      (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract and then against purchase payments.

   On or after the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, the Earnings Preservation Benefit is equal to the applicable Benefit Percentage times the amount calculated by (a)-(b) below:

      (a) the death benefit amount on the Contract Anniversary immediately prior to the Contract Owner's 81st birthday, increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent partial withdrawal (including any applicable Withdrawal Charge); and

      (b) total purchase payments not withdrawn. For purposes of calculating this value, partial withdrawals (including any applicable Withdrawal Charge) are first applied against earnings in the Contract, and then against purchase payments.

                              BENEFIT PERCENTAGE

                         ISSUE AGE           PERCENTAGE
                         ---------           ----------
                         Ages 69 or younger      40%
                         Ages 70-79              25%
                         Ages 80 and above        0%

   If a non-natural person owns the Contract, then the Annuitant will be treated as the Contract Owner in determining the Earnings Preservation Benefit. If Joint Owners are named, the age of the older Contract Owner will be used to determine the Earnings Preservation Benefit. You may not purchase this benefit if you are 80 years of age or older.

   WE DEDUCT A DAILY FEE AT THE ANNUAL RATE OF 0.25% OF AVERAGE DAILY NET ASSETS IN THE SUBACCOUNTS FOR THIS RIDER PRIOR TO ANNUITIZATION. AFTER ANNUITIZATION THE CHARGE WILL NOT BE ASSESSED.

OPTIONS FOR DEATH PROCEEDS

   For non-tax qualified plans, the Code requires that if the Contract Owner (or, if applicable, Annuitant) dies prior to annuitization, we must pay Death Proceeds within 5 years from the date of death or apply the Death Proceeds to a payment option to begin within one year, but not to exceed the life or life expectancy of the beneficiary. We will pay the Death Proceeds, reduced by the amount of any applicable premium tax charge, in a lump sum or apply them to provide one or more of the fixed or variable methods of payment available (see "Annuity Options"). The Enhanced Death Benefit is payable only in a lump sum. (Certain annuity payment options are not available for the Death Proceeds.) You may elect the form of payment during your lifetime (or during the Annuitant's lifetime, if the Contract is not owned by an individual). This election, particularly for Contracts issued in connection with retirement plans qualifying for tax benefited treatment, is subject to any applicable requirements of federal tax law. For Death Proceeds to be paid other than immediately in lump sum, any portion in the Variable Account remains in the Variable Account until distribution begins. From the time the Death Proceeds are determined until complete distribution is made, any amount in the Variable Account will be subject to investment risk. The beneficiary bears such investment risk. Where there are multiple Beneficiaries, the Death Proceeds will only be determined as of the time the first Beneficiary submits the necessary documentation in good order (see "Payment on Death Prior to Annuitization--Multiple Beneficiaries" above for more information).

   If you have not elected a form of payment, your Beneficiary has 90 days after we receive due proof of death, at our Annuity Administrative Office, to make an election. If you make no election, your Contract will be continued if permitted under our rules then in effect. Whether and when such an election is made could affect when the Death Proceeds are deemed to be received under the tax laws.

   The Beneficiary may: (1) receive payment in one sum, either by check, by placing the amount in an account that earns interest (see "Total Control Account" below), or by any other method of payment that provides the Beneficiary with immediate and full access to the proceeds; (2) receive payment in the form of certain annuity payment options that begin within one year of the date of death; or (3) if eligible, continue the Contract under the Beneficiary Continuation provision or the Spousal Continuation provision, as further described below. We may also offer a payment option under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Qualified Contracts. IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AND THE BENEFICIARY IS ELIGIBLE FOR EITHER THE BENEFICIARY CONTINUATION OR THE SPOUSAL CONTINUATION PROVISION, WE WILL CONTINUE THE CONTRACT UNDER THE APPLICABLE PROVISION.

   There are comparable rules for distribution on the death of the Annuitant under tax-qualified plans. However, for the Qualified Contracts, if Death Proceeds are applied to a payment option, payment must begin no later than the end of the calendar year immediately following the year of death.

   Please check with your registered representative regarding the availability of the following in your state.

   We may also offer a payment option, for certain Qualified Contracts and Non-Qualified Contracts, under which your Beneficiary may receive payments, over a period not extending beyond his or her life expectancy, under a method of distribution similar to the distribution of required minimum distributions from Individual Retirement Accounts. If this option is elected, we will issue a new Contract to your Beneficiary in order to facilitate the distribution of payments. The new Contract will be of the same class as your Contract, except if your Contract is a B Plus Class Contract, in which case we will issue a C Class Contract. Your Beneficiary may choose any optional death benefit available under the new Contract. Upon the death of your Beneficiary, the death benefit would be required to be distributed to your Beneficiary's beneficiary at least as rapidly as under the method of distribution in effect at the time of your Beneficiary's death. Moreover, if the Beneficiary under a Qualified Contract is the Annuitant's spouse, the tax law also generally allows distributions to begin by the year in which the Annuitant would have reached
70 1/2 (which may be more or less than five years after the Annuitant's death). (See "Federal Income Tax Considerations.") To the extent permitted under tax law, and in accordance with our procedures, your designated Beneficiary is permitted to make additional purchase payments consisting of monies which are direct transfers (as permitted under tax law) from other Qualified or Non-Qualified Contracts, depending on which type of Contract you own, held in the name of the decedent. Any such additional purchase payments would be subject to applicable Withdrawal Charges. Your Beneficiary is also permitted to choose some of the optional benefits available under the Contract, but certain Contract provisions or programs may not be available. The beneficiary may be permitted to choose some of the optional benefits available under the contract but no optional living benefit riders are available and certain contract provisions or programs may not be available.

   If you (or, if applicable, the Annuitant) die on or after annuitization, the remaining interest in the Contract will be distributed as quickly as under the method of distribution in effect on the date of death.

   --TOTAL CONTROL ACCOUNT

   A Beneficiary may elect to have the Contract's death proceeds paid through an account called the Total Control Account at the time for payment. The Total Control Account is an interest-bearing account through which the Beneficiary has immediate and full access to the proceeds, with unlimited draft-writing privileges. We credit interest to the account at a rate that will not be less than a minimum guaranteed rate.

   Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.

   --BENEFICIARY CONTINUATION

   Since tax law requires that Death Proceeds be distributed within five years after the death of a Contract Owner (or, if applicable, the Annuitant), the Beneficiary Continuation provision permits a Beneficiary to keep the Death Proceeds in the Contract and to continue the Contract for a period ending five years after the date of death. The Death Proceeds must meet our published minimum (currently $5,000 for non-tax qualified Contracts and $2,000 for tax qualified Contracts) in order for the Contract to be continued by any Beneficiary.

   IF THE BENEFICIARY DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, AT OUR ANNUITY ADMINISTRATIVE OFFICE, WE WILL CONTINUE THE CONTRACT UNDER THE BENEFICIARY CONTINUATION PROVISION FOR A PERIOD ENDING FIVE YEARS AFTER THE DATE OF DEATH. IF BENEFICIARY CONTINUATION IS NOT AVAILABLE BECAUSE THE BENEFICIARY'S SHARE OF THE DEATH PROCEEDS DOES NOT MEET OUR PUBLISHED MINIMUM, HOWEVER, WE WILL PAY THE DEATH PROCEEDS IN A SINGLE SUM UNLESS THE BENEFICIARY ELECTS A PERMISSIBLE ANNUITY PAYMENT OPTION WITHIN
90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH.

   The Death Proceeds become the Contract Value on the date of the continuation and are allocated among the accounts in the same proportion as they had been prior to the continuation. In addition, the Beneficiary will have the right to make transfers and fully or partially withdraw his or her portion of the Contract Value, but may not make further purchase payments or exercise the dollar cost averaging feature. No minimum guaranteed death benefit amount or Withdrawal Charge will apply. Five years from the date of death of the Contract Owner (or, if applicable, the Annuitant), we will pay the Beneficiary's Contract Value to the Beneficiary. If the Beneficiary dies during that five year period, the Beneficiary's death benefit is the Contract Value on the date when we receive due proof of death.

   --SPECIAL OPTIONS FOR SPOUSES

   Under the Spousal Continuation provision, the Contract may be continued after your death prior to annuitization in certain situations: if a Contract has spousal Joint Owners who are also the only Beneficiaries under the Contract, or if only one spouse is the Contract Owner (or, if applicable, the Annuitant) and the other spouse is the primary Beneficiary. In either of these situations, the surviving spouse may elect, within 90 days after we receive due proof of your death, at our Annuity Administrative Office,:

      (1) to receive the Death Proceeds either in one sum or under a permitted payment option;

      (2) to continue the Contract under the Beneficiary Continuation provision; or

      (3) to continue the Contract under the Spousal Continuation provision with the surviving spouse as the Contract Owner (or, if applicable, the Annuitant).

   If the surviving spouse elects to continue the Contract under the Spousal Continuation provision, the Contract Value under the continued Contract will be adjusted as of the date we received due proof of death to an amount equal to the death benefit amount that would have been payable at the Contract Owner's death (excluding any amount that would have been payable under the Earnings Preservation Benefit Rider if the surviving spouse elects to continue the Rider). Any excess of the death benefit amount over the Contract Value will be allocated among the accounts in the same proportion as they had been prior to the continuation. The spouse is permitted to make additional purchase payments. The spouse is not permitted to choose any optional riders available under the contract unless the deceased spouse had previously purchased the benefit at issue of the contract.

   For purposes of the death benefit on the continued contract, Death Proceeds will be calculated the same as prior to continuation except all values used to calculate Death Proceeds, which may include a Highest Anniversary Value and/or an Annual Increase Amount (depending on the optional benefit), are reset on the date the spouse continues the contract. If the Contract includes both the optional Guaranteed Minimum Income Benefit Plus II and the optional Enhanced Death Benefit, the Annual Increase Amount for the optional Guaranteed Minimum Income Benefit Plus II is also reset on the date the spouse continues the Contract.

   Under the Code, spousal continuation and certain distribution options are available only to a person who is defined as a "spouse" under the Federal Defense of Marriage Act or other applicable federal law. All contract provisions will be interpreted and administered in accordance with the requirements of the Code. Therefore, under current federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that the favorable tax treatment afforded under federal law would not be available to such same-sex partner or same-sex spouse. Same-sex partners or spouses who own or are considering the purchase of annuity products that provide benefits based upon status as a spouse should consult a tax advisor.

   IF THE SURVIVING SPOUSE DOES NOT MAKE AN ELECTION WITHIN 90 DAYS AFTER WE RECEIVE DUE PROOF OF DEATH, WE WILL AUTOMATICALLY CONTINUE THE CONTRACT UNDER THE SPOUSAL CONTINUATION PROVISION IF OUR RULES PERMIT. Additionally we will treat the absence of an election as if the Earnings Preservation Benefit had been declined. The terms and conditions of the Contract that applied prior to the death will continue to apply, with certain exceptions described in the Contract.

TRANSFER PRIVILEGE

   --GENERAL

   Currently, you may transfer your Contract Value among subaccounts and/or the Fixed Account without incurring federal income tax consequences. It is not clear, however, whether the Internal Revenue Service will limit the number of transfers between subaccounts and/or the Fixed Account. See the Statement of Additional Information about the Contracts, "Tax Status of the Contract."

   We currently do not charge a transfer fee or limit the number of transfers. We reserve the right to limit transfers and to charge a transfer fee of up to $25. We will not restrict transfers to less than 12. If we do change our policy, we will notify you in advance. You may not make a transfer to more than 18 subaccounts (including the Fixed Account) at any time if the request is made by telephone to our voice response system or by Internet. A request to transfer to more than 18 subaccounts (including the Fixed Account) may be made by calling our Annuity Administrative Office. If you have elected the GMAB rider, no transfers are permitted while this rider is in effect except under the EDCA program (see "Guaranteed Minimum Accumulation Benefit"). If you have elected to add a GMIB Plus I, GMIB Plus II, Lifetime Withdrawal Guarantee I, Lifetime Withdrawal Guarantee II or Enhanced Death Benefit rider to your Contract, there are investment allocation restrictions, as described in the section "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders."

   Currently we allow a maximum of $500,000 and a minimum of $500 for each transfer unless otherwise agreed. (If a subaccount contains less than $500, that full amount may be transferred to a subaccount in which you already invested, or you may transfer this amount in combination with Contract Value from another subaccount so that the total transferred to the new subaccount is at least $500.)

   During the Annuity Period, you may not make any transfers to the Fixed Account if you are receiving payments under a variable payment option. No transfers are allowed if you are receiving payments under a fixed payment option. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period. For information regarding the impact of subaccount transfers on the level of annuity payments, see the Statement of Additional Information.

   We will treat as one transfer all transfers requested by you on the same day for all Contracts you own. For multiple transfers requested on the same day, which exceed the $500,000 maximum, we will not execute any amount of the transfer. We will make transfers at the Accumulation Unit Values next determined after we receive your request at our Annuity Administrative Office.

   We reserve the right to limit the number of transfers during the accumulation and/or income periods. We also reserve the right to refuse transfers to the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate. We will notify you, in advance, if we change the above transfer provisions.

   Special rules apply to transfers involving the Fixed Account. We limit transfers out of the Fixed Account as to amount. Currently we are not imposing these restrictions but we have the right to reimpose them at anytime. Special limits may apply on purchase payments and amounts transferred into the Fixed Account. (See "THE OPERATION OF THE FIXED ACCOUNT" and the Statement of Additional Information.)

   See "Requests and Elections" for information regarding transfers made by written request, by telephone or by Internet.

   We may distribute your Contract Value among as many subaccounts as you choose (including the Fixed Account) at any time. You must allocate a minimum of $500 dollars per account. We will not process transfer requests not complying with this rule.

   RESTRICTIONS ON FREQUENT TRANSFERS. Frequent requests from Contract Owners to transfer Contract Value may dilute the value of the shares of an Eligible Fund (or "portfolio") if the frequent trading involves an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the portfolio and the reflection of that change in the portfolio's share price ("arbitrage trading"). Frequent transfers involving arbitrage trading may adversely affect the long-term performance of the Eligible Funds, which may in turn adversely affect Contract Owners and other persons who may have an interest in the Contracts (e.g., Annuitants and Beneficiaries).

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (i.e., the American Funds Global Small Capitalization Fund, American Funds Growth Fund, American Funds Growth-Income Fund, Clarion Global Real Estate Portfolio, Harris Oakmark International Portfolio, Invesco Small Cap Growth Portfolio, Loomis Sayles Global Markets Portfolio, Lord Abbett Bond Debenture Portfolio, MFS(R) Research International Portfolio, Oppenheimer Global Equity Portfolio, Baillie Gifford International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, MSCI EAFE(R) Index Portfolio, Neuberger Berman Genesis Portfolio, Russell 2000(R) Index Portfolio, T. Rowe Price Small Cap Growth Portfolio, and Western Asset Management Strategic Bond

Opportunities Portfolio), and we monitor transfer activity in those portfolios (the "Monitored Portfolios"). In addition, as described below, we treat all American Funds Insurance Series(R) portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12-month period there were: (1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current Contract Value; and
(3) two or more "round-trips" involving the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER ELIGIBLE FUNDS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

   As a condition to making their portfolios available in our products, American Funds requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer policies and procedures. Further, American Funds requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer activity in American Funds portfolios to determine if there were two or more transfers in followed by transfers out, in each case of a certain dollar amount or greater, in any 30- day period. A first violation of the American Funds monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction, during which period we will require all transfer requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer policies, procedures and restrictions (described below), and transfer restrictions may be imposed upon a violation of either monitoring policy.

   Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of the restriction. Transfers made under a rebalancing program or, if applicable, any asset allocation program described in this prospectus are not treated as transfers when we monitor the frequency of transfers.

   The detection and deterrence of harmful transfer activity involves judgments that are inherently subjective, such as the decision to monitor only those Eligible Funds that we believe are susceptible to arbitrage trading or the determination of the transfer limits. Our ability to detect and/or restrict such transfer activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by Owners to avoid such detection. Our ability to restrict such transfer activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer activity that may adversely affect Owners and other persons with interests in the Contracts. We do not accommodate frequent transfers in any Eligible Fund and there are no arrangements in place to permit any Contract Owner to engage in frequent transfers; we apply our policies and procedures without exception, waiver, or special arrangement.

   The Eligible Funds may have adopted their own policies and procedures with respect to frequent transfers in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Eligible Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Eligible Funds describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the Contractual authority or the operational capacity to apply the frequent transfer policies and procedures of the Eligible Funds, we have entered into a written agreement, as required by SEC regulation, with each Eligible Fund or its principal underwriter that obligates us to provide to the Eligible Fund promptly upon request certain information about the trading activity of individual Contract Owners, and to execute instructions from the Eligible Fund to restrict or prohibit further purchases or transfers by specific Contract Owners who violate the frequent transfer policies established by the Eligible Fund.

   In addition, Contract Owners and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Eligible Funds generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Eligible Funds in their ability to apply their frequent transfer policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Eligible Funds (and thus Contract Owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Eligible Funds. If an Eligible Fund believes that an omnibus order reflects one or more transfer requests from Contract Owners engaged in frequent trading, the Eligible Fund may reject the entire omnibus order.

   In accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time. We also reserve the right to defer or restrict the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Eligible Funds, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers (even if an entire omnibus order is rejected due to the frequent transfers of a single Contract Owner). You should read the Eligible Fund prospectuses for more details.

   RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the Eligible Funds and may disrupt portfolio management strategy, requiring an Eligible Fund to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Eligible Funds except where the portfolio manager of a particular Eligible Fund has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Contract Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted in writing with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.

DOLLAR COST AVERAGING

   We offer an automated transfer privilege called dollar cost averaging. There is no charge to you for this feature. Under this feature you may request that we transfer an amount of your Contract Value on the same day each month, prior to annuitization, from any one account of your choice to one or more of the other accounts (including the Fixed Account, subject to the limitations on transfers into the Fixed Account). These transfers are made on a date you select or, if you do not select a date, on the date that a purchase payment or Contract Value is allocated to the dollar cost averaging program. However, transfers will be made on the 1st day of the following month for purchase payments or Contract Value allocated to the dollar cost averaging program on the 29th, 30th, or 31st day of a month. We currently restrict the amount of Contract Value which you may transfer from the Fixed Account. We allow one dollar cost averaging program to be active at a time. Currently, you must transfer a minimum of $100 per transfer.

   You can make subsequent purchase payments while you have an active dollar cost averaging program in effect, provided however, that no amount will be allocated to the program without your express direction. If you make a subsequent purchase payment while a dollar cost averaging program is in effect, we will not allocate the additional payment to the program unless you tell us to do so. Instead, unless you previously provided different allocation instructions for future subsequent purchase payments or provide new allocation instructions with the payment, we will allocate the subsequent purchase payment directly to the same destination accounts you selected under the dollar cost averaging program. Any purchase payments received after the program has ended will be allocated as described in "THE CONTRACTS--Allocation of Purchase Payments". Although the dollar cost averaging transfer amount will not be increased, we will increase the number of months over which transfers are made unless otherwise elected in writing. You may cancel your use of the dollar cost averaging program at any time prior to the monthly transfer date. The program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. We reserve the right to modify, terminate or suspend any of the dollar cost averaging programs. There is no additional charge for participating in any of the dollar cost averaging programs. If you participate in any of the dollar cost averaging programs, the transfers made under the program are not taken into account in determining any transfer fee. We may, from time to time, offer other dollar cost averaging programs which have terms different from those described in this prospectus. (See APPENDIX A for more information about Dollar Cost Averaging and the Statement of Additional Information for more information on Dollar Cost Averaging and the Fixed Account.)

   Guaranteed Account. To the extent allowed by state law, we may credit an interest rate different from the current Fixed Account rate to eligible payments that you allocate to a Guaranteed Account we establish for the purpose of enhanced dollar cost averaging (an "enhanced dollar cost averaging option"). The minimum interest rate credited depends on the date your contract was issued but will not be less than 1%. The Guaranteed Account is part of our general account. ENHANCED DOLLAR COST AVERAGING IS AVAILABLE FOR STANDARD CLASS, P CLASS AND L CLASS CONTRACTS, BUT IS NOT AVAILABLE FOR B PLUS CLASS AND C CLASS CONTRACTS OR TO PURCHASE PAYMENTS WHICH CONSIST OF MONEY EXCHANGED FROM OTHER CONTRACTS WE OR AN AFFILIATE ISSUES. A PURCHASE PAYMENT MUST BE A MINIMUM OF $10,000 IN ORDER FOR IT TO BE ELIGIBLE FOR THE ENHANCED DOLLAR COST AVERAGING OPTION. A MINIMUM OF $500 MUST BE ALLOCATED TO THE ENHANCED DOLLAR COST AVERAGING OPTION. ONLY ONE DOLLAR COST AVERAGING PROGRAM MAY BE IN EFFECT AT ONE TIME. Certain rules and limitations may apply to the purchase payments you can allocate to the Guaranteed Account.

   Under enhanced dollar cost averaging, you currently may select a duration of six or twelve months. We may in the future offer enhanced dollar cost averaging for a duration of three months. The first transfer will be made on the date amounts are allocated to the enhanced dollar cost averaging option. Subsequent transfers will be made on the same day in subsequent months. If amounts are received on the 29th, 30th, or 31st of the month, dollar cost averaging transactions will be made on the 1st day of the following month. If the selected day is not a business day, the transfer will be deducted from the enhanced dollar cost averaging option on the selected day but will be applied to the subaccounts on the next business day. Enhanced dollar cost averaging interest will not be credited on the transfer amount between the selected day and the next business day.

   The transfer amount will be equal to the amount allocated to the enhanced dollar cost averaging option divided by the selected duration in months. For example, a $12,000 allocation to a six-month enhanced dollar cost averaging option will consist of a $2,000 transfer each month for six months, and a final transfer of any remaining amounts, including the interest credited, separately as a seventh transfer.

   If a subsequent premium is allocated to an enhanced rate dollar cost averaging option while dollar cost averaging transfers are currently active, the subsequent payment will be allocated to the active enhanced dollar cost averaging option (6 or 12 months) generally at the then current rate. The monthly dollar cost averaging transfer amount will be increased by the subsequent investment amount divided by the number of months in the selected duration period for the program. Using our example above, a subsequent $6,000 allocation to a 6 month dollar cost averaging will increase the dollar cost averaging transfer amount from $2,000 to $3,000 ($12,000/6 + $6,000/6). Dollar cost averaging transfers will be made on a first-in first-out basis. If a subsequent premium is allocated to an enhanced rate dollar cost averaging option, the program will end when the assets are exhausted (which may be later than the selected period).

   If you cancel your participation in the enhanced dollar cost averaging option, and your Contract was issued on or after May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the subaccounts in accordance with the percentages you have chosen for the enhanced dollar cost averaging program. If your Contract was issued prior to May 1, 2005, any remaining balance of your Contract Value in the Guaranteed Account will be transferred to the BlackRock Money Market Subaccount unless you instruct us otherwise.

   We will also terminate the program when we receive notice of your death.

ASSET REBALANCING

   We offer an asset rebalancing program for Contract Value. There is no charge to you for this program. Contract Value allocated to the subaccounts can be expected to increase or decrease at different rates due to market fluctuations. An asset rebalancing program automatically reallocates your Contract Value among the subaccounts periodically (either annually, semi-annually, quarterly, or monthly) to return the allocation to the allocation percentages you specify. Asset rebalancing is intended to transfer Contract Value from those subaccounts that have increased in value to those that have declined, or not increased as much, in value. Over time, this method of investing may help you "buy low and sell high," although there can be no assurance that this objective will be achieved. Asset rebalancing does not guarantee profits, nor does it assure that you will not have losses.

   You may select an asset rebalancing program when you apply for the Contract or at a later date by contacting our Annuity Administrative Office. You specify the percentage allocations to which your Contract Value will be reallocated among the subaccounts (excluding the Fixed Account). If you have selected the GMIB Plus II rider, the Lifetime Withdrawal Guarantee II rider, or the Enhanced Death Benefit rider, the Fixed Account is available for the asset rebalancing program. The asset rebalancing program is not available if you have selected the Guaranteed Minimum Accumulation Benefit rider. On the last day of each period on which the New York Stock Exchange is open, we will transfer Contract Value among the subaccounts to the extent necessary to return the allocation to your specifications. If the last day of the period you select is the 29th, 30th or 31st of the month, transfers are made on the 1st day of the following month. Asset rebalancing will continue until you notify us in writing or by telephone at our Annuity Administrative Office. We will also terminate the program upon notification of your death in good order. Asset rebalancing cannot continue beyond the Maturity Date. Currently, we don't count transfers made under an asset rebalancing program for purposes of the transfer rules described above.

WITHDRAWALS

   Before annuitization, you may withdraw all or part of your Contract Value. You may receive the proceeds in cash or apply them to a payment option. The proceeds you receive will be the Contract Value determined as of the end of the business day that we receive your request at our Annuity Administration Office, reduced by the following amounts:

  .  any applicable Withdrawal Charge and

  .  the Contract Administrative Fee.

   We currently do not impose but reserve the right to deduct a premium tax charge on withdrawals or payment of Death Proceeds in certain states.

   See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" for a description of these charges and when they apply.

   Restrictions. Federal tax laws, laws relating to employee benefit plans, or the terms of benefit plans for which the Contracts may be purchased may restrict your right to withdraw your Contract Value.

  . Federal tax laws impose penalties on certain premature distributions from the Contracts. Full and partial withdrawals and systematic withdrawals prior to age 59 1/2 may be subject to a 10% penalty tax (and 25% in the case of a withdrawal from a SIMPLE IRA within the first two years.). (See "FEDERAL INCOME TAX CONSIDERATIONS.")

   Because a withdrawal may result in adverse tax consequences, you should consult a qualified tax adviser before making the withdrawal. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

   How to withdraw all or part of your Contract Value.

  . You must submit a request to our Annuity Administrative Office. (See "Requests and Elections.")

  . You must provide satisfactory evidence of terminal illness, confinement to a nursing home or permanent and total disability (as defined in the Contract) if you would like to have the Withdrawal Charge waived. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS.")

  . You must state in your request whether you would like to apply the proceeds to a payment option (otherwise you will receive the proceeds in a lump sum and may be taxed less favorably).

  . We have to receive your withdrawal request in our Annuity Administrative Office prior to the Maturity Date or the Contract Owner's death.

   We will normally pay withdrawal proceeds within seven days after receipt of a request at the Annuity Administrative Office, but we may delay payment, by law, under certain circumstances. (See "Suspension of Payments.") We may also withhold payment of withdrawal proceeds if any portion of those proceeds would be derived from a Contract Owner's check that has not yet cleared (I.E., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from the Contract Owner's check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. Contract Owners may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

   Amount of Withdrawal. We will base the amount of the withdrawal proceeds on the Accumulation Unit Values that are next computed after we receive the completed withdrawal request at our Annuity Administrative Office. However, if you choose to apply the withdrawal proceeds to a payment option, we will base the withdrawal proceeds on Accumulation Unit Values calculated on a later date if you so specify in your request. The amount of a partial withdrawal is a minimum of $500 unless we consent otherwise. After a partial withdrawal, your remaining Contract Value must be at least $2,000, unless we consent to a lower amount. A partial withdrawal will reduce your Contract Value in the subaccounts and Fixed Account in proportion to the amount of your Contract Value in each, unless you request otherwise.

   DIVORCE. A withdrawal made pursuant to a divorce or separation instrument is subject to the same withdrawal charge provisions as described in "Withdrawal Charge" (if permissible under tax law). In addition, the withdrawal will reduce the Contract Value, the death benefit, and the amount of any optional living or death benefit (including the benefit base we use to determine the guaranteed amount of the benefit). The amount withdrawn could exceed the maximum amount that can be withdrawn without causing a proportionate reduction in the benefit base used to calculate the guaranteed amount provided by an optional rider, as described in the "Living Benefits" and "Payment on Death Prior to Annuitization" sections. The withdrawal could have a significant negative impact on the death benefit and on any optional rider benefit.

SYSTEMATIC WITHDRAWALS

   Under the Systematic Withdrawal feature you may withdraw equal dollar amounts of your Contract Value automatically on a monthly, quarterly, semi-annual or annual basis prior to annuitization. For all Classes other than the C Class, only monthly or quarterly withdrawals may be made during the 1st Contract Year. If you would like to receive your Systematic Withdrawal Program payment on or about the first of the month, you should make your request by the 20th day of the month. The annualized amount to be withdrawn cannot exceed 10% of total purchase payments, unless we agree otherwise. Currently a withdrawal must be a minimum of $100 (unless we consent otherwise). We reserve the right to change the required minimum systematic withdrawal amount. If the New York Stock Exchange is closed on the day when the withdrawal is to be made, we will process the withdrawal on the next business day. The Withdrawal Charge will apply to amounts you receive under the Systematic Withdrawal Program in the same manner as it applies to other partial withdrawals and withdrawals of Contract Value. (See "Withdrawal Charge.")

   If you continue to make purchase payments under the Contract while you are making Systematic Withdrawals you could incur any applicable Withdrawal Charge on the withdrawals at the same time that you are making the new purchase payments.

   You may have only one Systematic Withdrawal Program in effect at any time. We will terminate the program upon notification of your death in good order.

   The federal tax laws may include systematic withdrawals in your gross income in the year in which you receive the withdrawal amount and will impose a penalty tax of 10% on certain systematic withdrawals which are premature distributions. The application for the Systematic Withdrawal Program sets forth additional terms and conditions. If you own a Contract with a Guaranteed Minimum Income Benefit (GMIB) rider and elect to receive distributions in accordance with a substantially equal periodic payments exception, the commencement of annuity payments under the GMIB rider if your Contract lapses and there remains any Income Base may be considered an impermissible modification of the payment stream under certain circumstances. (See "FEDERAL INCOME TAX CONSIDERATIONS.")

SUSPENSION OF PAYMENTS

   We reserve the right to suspend or postpone the payment of any amounts due under the Contract or transfers of Contract Values between subaccounts or to the Fixed Account when permitted under applicable federal laws, rules and regulations. Current federal law permits such suspension or postponement if:
(a) the New York Stock Exchange is closed (other than for customary weekend and holiday closings); (b) trading on the Exchange is restricted; (c) an emergency exists, as determined by the Securities and Exchange Commission, so that it is not practicable to dispose of securities held in the Variable Account or to determine the value of its assets; or (d) the Securities and Exchange Commission by order so permits for the protection of securities holders.

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your account. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans, or death benefits, make transfers, annuitize or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Contract to government regulators.

INACTIVE CONTRACTS

   We may terminate this Contract by paying you the Contract Value in a lump sum if, prior to the date you choose to annuitize, you make no purchase payments for two consecutive Contract Years (unless otherwise specified by your state), the total amount of purchase payments made, less any partial withdrawals, is less than $2,000 (or any lower amount required by federal tax law), and the Contract Value on or after the end of such two year period is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. Federal tax law may impose additional restrictions on our right to cancel your traditional IRA, Roth IRA, SEP, SIMPLE or other Qualified Contract. We will not terminate this Contract if it includes a Lifetime Withdrawal Guarantee rider or Guaranteed Minimum Accumulation Benefit rider. In addition, we will not terminate any Contract that includes a Guaranteed Withdrawal Benefit Rider or Guaranteed Minimum Income Benefit rider or a guaranteed death benefit if at the time the termination would otherwise occur the Benefit Base/Income Base of the rider, or the guaranteed amount under any death benefit, is greater than the Contract Value. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York.

OWNERSHIP RIGHTS

   During the Annuitant's lifetime, all rights under the Contract belong solely to you as the Contract Owner unless otherwise provided.

   These rights include the right to:

  .  change the Beneficiary (See also, "Abandoned Property Requirements" below)

  . change the Annuitant before the Annuity Date (subject to our underwriting and administrative rules)

  .  assign the Contract (subject to limitations)

  .  change the payment option

  . exercise all other rights, benefits, options and privileges allowed by the Contract or us.

   You may not change the ownership of your Contract without our consent. A change of ownership may terminate certain optional riders. If you use a Contract to fund an IRA or TSA Plan, the Contract Owner must be the Annuitant, and we will not allow a Contingent Annuitant.

   Qualified Plans and certain TSA Plans with sufficient employer involvement are deemed to be "Pension Plans" under ERISA and may, therefore, be subject to rules under the Retirement Equity Act of 1984. These rules require that benefits from annuity contracts purchased by a Pension Plan and distributed to or owned by a participant be provided in accordance with certain spousal consent, present value and other requirements which are not enumerated in your Contract. You should consider carefully the tax consequences of the purchase of the Contracts by Pension Plans.

   Contracts offered by the prospectus which we designed to qualify for the favorable tax treatment described below under "FEDERAL INCOME TAX CONSIDERATIONS" contain restrictions on transfer or assignment, reflecting requirements of the Code which must be satisfied in order to assure continued eligibility for such tax treatment. In accordance with such requirements, ownership of such a Contract may not be changed and the Contract may not be sold, assigned or pledged as collateral for a loan or for any other purpose except under some limited circumstances. A Contract Owner contemplating a sale, assignment or pledge of the Contract should carefully review its provisions and consult a qualified tax adviser.

   If your Contract is used in connection with deferred compensation plans or retirement plans not qualifying for favorable federal tax treatment, such plans may also restrict the exercise of your rights. You should review the provisions of any such plan.

   ABANDONED PROPERTY REQUIREMENTS. Every state has unclaimed property laws which generally declare non- ERISA annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate the Beneficiary of the death benefit, or the Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or the Owner last resided, as shown on our books and records, or to our state of domicile. (Escheatment is the formal, legal name for this process.) However, the state is obligated to pay the death benefit (without interest) if your Beneficiary steps forward to claim it with the proper documentation. To prevent your Contract's proceeds from being paid to the state's abandoned or unclaimed property office, it is important that you update your Beneficiary designations, including addresses, if and as they change (see "Requests and Elections" below).

REQUESTS AND ELECTIONS

   We will treat your request for a Contract transaction, or your submission of a purchase payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Annuity Administrative Office before the close of regular trading on the New York Stock Exchange on that day. If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. Our Annuity Administrative Office is New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594, Des Moines, IA 50306-3594.

   Subject to our restrictions on frequent or large transfers, requests for subaccount transfers, address changes or reallocation of future purchase payments may be made:

  . By Telephone (1-800-435-4117), between the hours of 9:00 a.m. and 4:00 p.m. Eastern Time

  .  Through your Registered Representative

  . In writing to New England Life Insurance Company, c/o Annuity Administrative Office, P.O. Box 14594 Des Moines, IA 50306-3594

  .  By fax (515) 457-4301, or

  . For transfers or reallocation of future purchase payments, by Internet at www.metlife.com/new-england-financial.com

   If we have not received your request by 4:00 p.m. Eastern Time, even if due to our delay, we will treat your request as having been received on the following business day.

   All other requests must be in written form, satisfactory to us. We may allow requests for a withdrawal over the telephone, by fax, or through the Internet, subject to certain limitations. We may stop offering telephone, fax and Internet transactions at any time in our sole discretion.

   We may from time to time permit requests for other types of transactions to be made by telephone or Internet. All transaction requests must be in a form satisfactory to us. Contact us for additional information.

   We will use reasonable procedures such as requiring certain identifying information, tape recording the telephone instructions, and providing written confirmation of the transaction, in order to confirm that instructions communicated by telephone, Internet or fax are genuine. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Contract, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you. Any telephone, Internet or fax instructions reasonably believed by us to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this policy, you will bear the risk of loss. If we do not employ reasonable procedures to confirm that instructions communicated by telephone, Internet or fax are genuine, we may be liable for any losses due to unauthorized or fraudulent transactions.

   All other requests and elections under your Contract must be in writing signed by the proper party, must include any necessary documentation and must be received at our Annuity Administrative Office to be effective. If acceptable to us, requests or elections relating to Beneficiaries and ownership will take effect as of the date signed unless we have already acted in reliance on the prior status. We are not responsible for the validity of any written request or election. If you send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to you, or there may be a delay in applying the purchase payment or transaction to your Contract.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your request in writing to the Company's Annuity Administrative Office as described above.

CONFIRMING TRANSACTIONS

   We will send out written statements confirming that a transaction was recently completed. Certain transactions may be confirmed quarterly. Unless you inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.

STATE VARIATIONS

   Contracts issued in your state may provide different features and benefits from, and impose different costs than, those described in this prospectus because of state law variations. These differences include, among other things, free look rights, age issuance limitations, transfer rights and limitations, the right to reject purchase payments, the right to assess transfer fees, and general availability of certain riders. However, please note that the maximum fees and charges for all features and benefits are set forth in the fee table in this prospectus. If you would like to review a copy of the Contract and endorsements, contact our Annuity Administrative Office.

     ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS

   We deduct various charges from your Contract Value for the services provided, expenses incurred and risks assumed in connection with your Contract. The charges are:

  .  Asset-Based Insurance Charge

  .  Contract Administrative Fee

  .  Withdrawal Charge

  .  For Contracts with an Enhanced Death Benefit Rider, an extra fee

  .  For Contracts with an Earnings Preservation Benefit Rider, an extra fee

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

  .  For Contracts with a GMIB Rider, an extra fee

  .  For Contracts with a GWB Rider, an extra fee

  .  For Contracts with the GMAB Rider, an extra fee

  .  Premium Tax Charge and Other Expenses

   We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Withdrawal Charge may not fully cover all of the sales and distribution expenses actually incurred by us, and proceeds from other charges, including the Asset-Based Insurance Charge, may be used in part to cover such expenses. We can profit from certain Contract charges. Please see "Annual Eligible Fund Operating Expenses."

ASSET-BASED INSURANCE CHARGE

   We impose an annual Asset-Based Insurance Charge on the Contract Value. The amount of the charge depends upon the Class of Contract you select, the features you choose for your Contract, and the subaccounts you select. We deduct this charge daily from the assets in each subaccount.

   This amount compensates us for mortality risks we assume for the annuity payment and death benefit guarantees made under the Contract. These guarantees include making annuity payments that won't change based on our actual mortality experience, and providing a guaranteed minimum death benefit under the Contract. The charge also compensates us for expense risks we assume to cover Contract maintenance expenses. These expenses may include issuing Contracts, maintaining records, making and maintaining subaccounts available under the Contract and performing accounting, regulatory compliance, and reporting functions. This charge also compensates us for costs associated with the establishment and administration of the Contract, including programs like transfers and Dollar Cost Averaging.

   If the Asset-Based Insurance Charge is inadequate to cover the actual expenses of mortality, maintenance, and administration, we will bear the loss. If the charge exceeds the actual expenses, we will add the excess to our profit and it may be used to finance distribution expenses.

   The chart below lists the amount of the Asset-Based Insurance Charge (as an annual percentage of the daily net assets of each subaccount) for each Class and for each death benefit option prior to annuitization.*

                                                               STANDARD  B PLUS
DEATH BENEFIT**                                                 CLASS   CLASS*** C CLASS L CLASS P CLASS
---------------                                                -------- -------- ------- ------- -------
Standard Death Benefit........................................   1.25%    1.60%   1.60%   1.50%   1.15%
Annual Step-Up Death Benefit..................................   1.45%    1.80%   1.80%   1.70%   1.35%
Greater of Annual Step-Up or 5% Annual Increase Death Benefit.   1.60%    1.95%   1.95%   1.85%   1.50%

----------

  *We currently impose an additional Asset-Based Insurance Charge of 0.25% of average daily net assets on the American Funds Bond, American Funds Growth, American Funds Growth-Income and American Funds Global Small Capitalization Subaccounts. We reserve the right to impose an increased Asset-Based Insurance Charge on subaccounts that we add to the Contract in the future. The increase will not exceed the annual rate of 0.25% of average daily net assets in any such subaccounts.

 **See below for an additional optional death benefit rider, the Enhanced Death
   Benefit, for which the charge is assessed on the "death benefit base" and deducted annually from the account value.

***The Asset-Based Insurance Charge will be reduced on the B Plus Class by
   0.35% after the expiration of the 9-year Withdrawal Charge period.

   For Contracts issued prior to May 1, 2003, the Asset-Based Insurance Charge for the Annual Step-Up Death Benefit and the Greater of Annual Step-Up or 5% Annual Increase Death Benefit is 0.10% lower than what is described in the table. We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and

P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. The Asset-Based Insurance Charge for all Classes increases by 0.25% for subaccounts investing in the American Funds Insurance Series.

CONTRACT ADMINISTRATIVE FEE

   The annual Contract Administrative Fee is $30. This fee (along with a portion of the Asset-Based Insurance Charge) is for such expenses as issuing Contracts, maintaining records, providing accounting, valuation, regulatory and reporting services, as well as expenses associated with marketing, sale and distribution of the Contracts.

   We deduct the fee for the prior Contract Year from your Contract Value on each Contract Anniversary, if your Contract Value is less than $50,000, and at the time of a full withdrawal regardless of your Contract size, from each subaccount in the ratio that the Contract Value in the subaccounts bears to your total Contract Value (excluding the Fixed Account). We will deduct it, pro rata, at annuitization if your Contract Value is less than $50,000. We reserve the right to deduct this fee during the Annuity Period, pro rata from each annuity payment. If we issue two Contracts to permit the funding of a spousal IRA, we will impose the Contract Administrative Fee only on the Contract to which you have allocated the larger purchase payments in your Contract application. We deduct the charge entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

WITHDRAWAL CHARGE

   We do not deduct or charge for sales expenses from your purchase payments when they are made. However, a Withdrawal Charge may apply on certain events ("withdrawal events"). THIS CHARGE DOES NOT APPLY TO THE C CLASS. Withdrawal events are: (a) a full or partial withdrawal of your Contract (including withdrawals where you apply the proceeds to certain payment options); (b) in some circumstances, a withdrawal of the commuted value of amounts that you applied to an annuity payment option; or (c) under Contracts issued in New York, the Annuity Date if as of that date a purchase payment has been invested for less than seven years on the Standard Class, nine years on the B Plus and P Class, and three years on the L Class.

   When you make a full withdrawal of your Contract, we take into account the Withdrawal Charge in calculating the proceeds you will receive. On a partial withdrawal, we deduct the Withdrawal Charge from the Contract Value remaining after deduction of the amount you requested. We take the Withdrawal Charge from the Contract Value in the subaccounts and the Fixed Account in the same proportion as the Contract Value withdrawn.

   The Charge equals a percentage of each purchase payment withdrawn. Each purchase payment is subject to the charge for the applicable period specified below (12 month periods) from the date we receive it, as follows:

          NUMBER OF COMPLETE     STANDARD
          YEARS FROM RECEIPT OF   CLASS   B PLUS CLASS L CLASS P CLASS
          PURCHASE PAYMENT        CHARGE     CHARGE    CHARGE  CHARGE
          ----------------       -------- ------------ ------- -------
            0...................    7%         9%         7%      8%
            1...................    6%         8%         6%      8%
            2...................    6%         8%         5%      8%
            3...................    5%         7%         0%      7%
            4...................    4%         6%         0%      6%
            5...................    3%         5%         0%      5%
            6...................    2%         4%         0%      4%
            7...................    0%         2%         0%      3%
            8...................    0%         2%         0%      2%
            9 and thereafter....    0%         0%         0%      0%

   On a Standard, B Plus, L, or P Class Contract in any Contract Year you may withdraw the free withdrawal amount without incurring the Withdrawal Charge.

   In the first Contract Year, no free withdrawal amount is available unless it is part of a monthly or quarterly systematic withdrawal program in which the monthly withdrawal amount does not exceed 1/12 of 10% of total purchase payments or the quarterly amount does not exceed 1/4 of 10% of total purchase payments. After the first Contract Year, the annual free withdrawal amount is equal to 10% of total purchase payments, less the total free withdrawal amount previously withdrawn in the same Contract Year. Earnings may be withdrawn at any time, free from any Withdrawal Charge. Any unused free withdrawal amount in one Contract Year does not carry over to the next Contract Year.

   We will attribute a withdrawal first to earnings, then to the free withdrawal amount, and then to remaining purchase payments. All withdrawals of purchase payments (including the free withdrawal amount) will result in the liquidation of purchase payments on a "first-in, first-out" basis. That is, we will withdraw your purchase payments in the order you made them.

   If your Contract Value is less than your total purchase payments due to negative investment performance or deduction of the Contract Administrative Fee, we apply the Withdrawal Charge to your Contract Value (instead of your purchase payments). Under such circumstances, the following rules apply for calculating the Withdrawal Charge: the deficiency will be attributed to your most recent purchase payment first, and subsequent earnings will be credited to that deficiency (and not treated as earnings) until Contract Value exceeds purchase payments.

   Waiver of the Withdrawal Charge. No Withdrawal Charge will apply to the Standard, L, P and B Plus Class:

  .  On the Maturity Date or payment of the Death Proceeds.

  . If you apply the proceeds to a variable or fixed payment option involving a life contingency (described under "Annuity Options"), or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option (if elected prior to age 85), or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under any of those options, we will deduct from the amount you receive a portion of the Withdrawal Charge amount that we would have deducted when you originally applied the Contract proceeds to the option. We will take into account the lapse of time from annuitization to withdrawal. We will base the portion of the Withdrawal Charge which applies on the ratio of (1) the number of whole months remaining, on the date of the withdrawal, until the date when the Withdrawal Charge would expire, to (2) the number of whole months that were remaining, when you applied the proceeds to the option, until the date when the Withdrawal Charge would expire. (See example in APPENDIX B.)

  . On full or partial withdrawals if you, a Joint Owner, or Annuitant if the Contract is not owned by an individual, become terminally ill (as defined in the Contract), become chronically ill (as defined in the Contract), or are permanently and totally disabled (as defined in the Contract). These benefits are only available if you were not over age 65 (for the disability benefit) or age 80 (for the terminally ill or chronically ill benefit) when we issued the Contract, and may not be available in every state. These waivers are only applicable for the Standard, B Plus, L and P Class Contracts.

  . On minimum distributions required by tax law. We currently waive the Withdrawal Charge on required minimum distributions from, or excess contributions to, Qualified Contracts (this exception applies only to amounts that are required to be distributed from this Contract). This waiver applies only if the required minimum distribution exceeds the free withdrawal amount and no previous withdrawals were made during the Contract Year. (See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts.")

  . If the amount of the Withdrawal Charge that would apply if not for this provision, (1) would constitute less than 0.50% of your Contract Value, and (2) you transfer your total Contract Value to certain eligible contracts issued by the Company or one of its affiliated companies.

   We may also waive the Withdrawal Charge if you surrender a Contract in order to purchase a group variable annuity issued by us or an affiliate. We may also waive the Withdrawal Charge if permitted in your State, for certain qualified plans, including 403(a), 403(b) not subject to ERISA, 401(a) or 401(k) plans, if you make a direct transfer to another funding vehicle or annuity contract issued by us or by one of our affiliates and we agree.

ENHANCED DEATH BENEFIT RIDER

   If you select the Enhanced Death Benefit, and you are age 0-69 at issue, we will assess a charge during the accumulation phase equal to 0.75% of the death benefit base. If you are age 70-75 at issue, we will assess a charge during the accumulation phase equal to 0.95% of the death benefit base (see "THE CONTRACTS--Enhanced Death Benefit" for a discussion of how the death benefit base is determined). If your death benefit base is increased due to an Optional Step-Up, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Optional Step-Up occurs to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up. Starting with the first Contract Anniversary, the charge is assessed for the prior Contract Year at each Contract Anniversary, before any Optional Step-Up. If you: make a full withdrawal (surrender) of your Contract Value; begin to receive annuity payments at the annuity date; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); or assign the Contract;, a pro rata portion of the Enhanced Death Benefit charge will be assessed. If an Enhanced Death Benefit rider is terminated because the Contract is terminated; because the death benefit amount is determined; or because there are insufficient funds to deduct the rider charge from the Contract Value, no Enhanced Death Benefit charge will be assessed based on the number of months from the last Contract Anniversary to the date the termination takes effect. The charge is deducted from your Contract Value pro rata from each subaccount, the Fixed Account and the EDCA Guaranteed account in the ratio each portfolio/account bears to your total Contract Value. We take amounts from the Subaccounts by canceling Accumulation Units from the Variable Account.

   For Contracts issued from February 24, 2009 through May 1, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.90% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to February 24, 2009, the percentage charge for the Enhanced Death Benefit is 0.65% of the death benefit base if you are age 69 or younger at issue and 0.85% of the death benefit base if you are age 70-75 at issue. For Contracts issued prior to May 4, 2009, if you elected both the Enhanced Death Benefit rider and the GMIB Plus II rider (described below), the percentage charge for the Enhanced Death Benefit is reduced by 0.05%.

EARNINGS PRESERVATION BENEFIT RIDER

   If you have selected the Earnings Preservation Benefit Rider, we impose a daily fee at the annual rate of 0.25% of average daily net assets in the subaccounts prior to annuitization.

GUARANTEED MINIMUM INCOME BENEFIT RIDER

   We offer a Guaranteed Minimum Income Benefit (GMIB) that you can select when you purchase the contract. There are four different versions of the GMIB under this contract: GMIB Plus II, GMIB Plus I, GMIB II, and GMIB I.

   If you select a GMIB rider, we assess a charge during the accumulation phase equal to a percentage of the Income Base at the time the rider charge is assessed. (See "LIVING BENEFITS--Guaranteed Income Benefits" for a description of how the Income Base is determined.) The percentage charges for each version of the GMIB rider are listed below.

   The GMIB rider charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary, up to and including the Anniversary on or immediately preceding the date the rider is exercised.

   If you: make a complete withdrawal (surrender) of your Contract Value; begin to receive annuity payments; change the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); or assign the Contract, a pro rata portion of the GMIB rider charge will be assessed based on the number of months from the last Contract Anniversary to the date of the withdrawal, the beginning of annuity payments, the change of Owner/Annuitant, or the assignment.

   If a GMIB rider is terminated for the following reasons, a pro rata portion of the GMIB rider charge will not be assessed: the death of the Owner or Joint Owner (or the Annuitant, if a non-natural person owns the Contract); because it is the 30th day following the Contract Anniversary prior to the Owner's 86th birthday (for GMIB I, GMIB II, or GMIB Plus I) or 91st birthday (for GMIB Plus
II); or the Guaranteed Principal Option is exercised (only applicable to GMIB Plus I or GMIB Plus II).

   The GMIB rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.

   For the GMIB Plus II or GMIB Plus I, we reserve the right to increase the rider charge upon an Optional Step-Up (GMIB Plus II) or Optional Reset (GMIB Plus I), on any Contract Anniversary as permitted, up to a rate that does not exceed the lower of (a) 1.50% of the Income Base (the Maximum Optional Step-Up or Optional Reset Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Optional Step-Up or Optional Reset occurs. The versions of the GMIB for which we are currently increasing the rider charge upon an Optional Step-Up or Optional Reset are listed below.

   If you selected the GMIB Plus II rider with a contract issued prior to February 24, 2009, the rider charge is 0.80% (0.75% for New York) of the Income Base. If you selected the GMIB Plus II rider with a contract issued on or after February 24, 2009, the rider charge is 1.00% (0.95% for New York) of the Income Base. For contracts issued with the version of the GMIB Plus II rider with an annual increase rate of 6%, if your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base (1.15% for New York).

   If you selected the GMIB Plus I with a contract issued prior to February 26, 2007, the rider charge is 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.

   If you selected the GMIB Plus I with a contract issued on and after February 26, 2007, the rider charge is 0.80% of the Income Base. If your Income Base is increased due to an Optional Reset on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.

   If you selected the GMIB II rider or the GMIB I rider, the rider charge is 0.50% of the Income Base. For contracts issued from May 1, 2003 and prior to May 1, 2005 for which the GMIB II or GMIB I was elected, the rider charge is reduced to 0.45% of the Income Base if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For contracts issued on and after May 1, 2005, the rider charge is not reduced if you elected either the optional Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For contracts issued prior to February 15, 2003, the GMIB I rider charge equals 0.35% of the Income Base.

LIFETIME WITHDRAWAL GUARANTEE AND GUARANTEED WITHDRAWAL BENEFIT--RIDER CHARGE

   There are two versions of the optional Lifetime Withdrawal Guarantee rider: the Lifetime Withdrawal Guarantee II rider and the Lifetime Withdrawal Guarantee I rider (collectively referred to as the Lifetime Withdrawal Guarantee riders). There are also two versions of the optional Guaranteed Withdrawal Benefit (GWB) rider: the Enhanced GWB rider and the GWB I rider (collectively referred to as the Guaranteed Withdrawal Benefit riders).

   If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the Accumulation Phase on each contract anniversary. The percentage charges for each version of the LWG and GWB riders are listed below.

   For the Lifetime Withdrawal Guarantee riders, the charge is a percentage of the Total Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II" and "Description of the Lifetime Withdrawal Guarantee I") on the Contract Anniversary, prior to taking into account any Automatic Annual Step-Up occurring on such Contract Anniversary. For the versions of the Lifetime Withdrawal Guarantee riders with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. (See "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II" and "Description of the Lifetime Withdrawal Guarantee I" for information on Automatic Annual Step-Ups and Compounding Income Amounts.)

   For the Guaranteed Withdrawal Benefit riders, the charge is a percentage of the Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") on the Contract Anniversary, prior to taking into account any Optional Reset occurring on such Contract Anniversary. (See "GUARANTEED WITHDRAWAL BENEITS--Description of the Enhanced Guaranteed Withdrawal Benefit" and "Description of the Guaranteed Withdrawal Benefit I" for information on Optional Resets.)

   If you: make a full withdrawal (surrender) of your Contract Value; you apply all of your Contract Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, and the effective date of a change of the primary Beneficiary (only for Contracts issued in New York with the Joint Life version of the Lifetime Withdrawal Guarantee II rider), a pro rata portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.

   If a Lifetime Withdrawal Guarantee rider or Guaranteed Withdrawal Benefit rider is terminated because of the death of the Owner, Joint Owner or Annuitants (if the Owner is a non-natural person), or if a Lifetime Withdrawal Guarantee rider or Enhanced GWB rider is cancelled pursuant to the cancellation provisions of each rider, no rider charge will be assessed based on the period from the most recent Contract Anniversary to the date the termination takes effect.

   The Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.

   We reserve the right to increase the Lifetime Withdrawal Guarantee or Guaranteed Withdrawal Benefit rider charge upon an Automatic Annual Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up or Optional Reset occurs. The versions of the Lifetime Withdrawal Guarantee for which we are currently increasing the rider charge upon an Automatic Annual Step-Up are listed below.

   If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version. For contracts issued with the Lifetime Withdrawal Guarantee II rider prior to February 24, 2009, the Maximum Automatic Annual Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version.

   For contracts issued with the Lifetime Withdrawal Guarantee II on or after February 24, 2009, the rider charge is 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

   For contracts issued with the Lifetime Withdrawal Guarantee II prior to February 24, 2009, the rider charge is 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount.

   If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount.

   The rider charge for the Lifetime Withdrawal Guarantee I is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract issued with the Enhanced GWB rider prior to July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

   For contracts issued with the Enhanced GWB rider on or after July 16, 2007, the rider charge is 0.55% of the Guaranteed Withdrawal Amount.

   For contracts issued with the Enhanced GWB rider prior to July 16, 2007, the rider charge is 0.50% of the Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

   The rider charge for the GWB I is 0.50% of the Guaranteed Withdrawal Amount.

   If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Lifetime Withdrawal Guarantee II") equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "GUARANTEED WITHDRAWAL BENEFITS--Description of the Enhanced Guaranteed Withdrawal Benefit") equals zero.

   Some of the descriptions of the GWB I rider may have changed subject to state approval of an endorsement.

GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER

   The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. If you elected the GMAB, a charge is deducted from your Contract Value on each Contract Anniversary. The charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary. (See "GUARANTEED MINIMUM ACCUMULATION BENEFIT.")

PREMIUM AND OTHER TAX CHARGES

   We reserve the right to deduct from the purchase payments or Contract Value any taxes paid by us to any governmental entity relating to this Contract (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes enacted). We will, at our sole discretion, determine when taxes relate to the Contract, including for example when they have resulted from: the investment experience of the Variable Account; receipt by us of purchase payments; commencement of annuity benefits; payment of death benefits; partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to purchase payments,

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earnings, gains, losses, fees, and charges under the Contract. We may, at our sole discretion, pay taxes when due and make a deduction for such taxes from the Contract Value at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the contract that offset Variable Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

   Most states impose a premium tax liability on the date when annuity benefits commence. In those states, we may deduct the premium tax charge from the Contract Value on that date. To determine whether and when a premium tax charge will be imposed on a Contract, we will look to the state of residence of the Owner when a withdrawal is made or Death Proceeds are paid and to the state of residence of the annuitant when annuity benefits commence. In South Dakota, we reserve the right to deduct the premium tax charge at the earliest of: a full or partial withdrawal of the Contract, the date when annuity benefits commence, or payment of the Death Proceeds (including application of the Death Proceeds to the Beneficiary Continuation provision).

   Deductions for state premium tax charges currently range from 1/2% to 1.00% of the Contract Value (or, if applicable, purchase payments or Death Proceeds) for Contracts used with retirement plans qualifying for tax benefited treatment under the Code and from 1% to 3.5% of the Contract Value (or, if applicable, Death Proceeds) for all other Contracts. For contracts sold in California to 408(a) IRA Trusts, the premium tax charge is 2.35%. See Appendix C for a list of premium tax rates.

OTHER EXPENSES

   An investment advisory fee is deducted from, and certain other expenses are paid out of, the assets of each Eligible Fund. (See "Expense Table.") The prospectus and Statement of Additional Information of the Eligible Funds describe these deductions and expenses.

                               ANNUITY PAYMENTS

ELECTION OF ANNUITY

   The annuity period begins at the Maturity Date or at any earlier date you choose to annuitize and provides for payments to be made to the Payee. You may apply your Contract Value to one of the payment options listed below (or a comparable fixed option).

   We base the Maturity Date of your Contract on the age of the Annuitant. The Maturity Date is the later of (i) the date when the Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law) or
(ii) 10 years from the date of issue. If your Contract is acquired pursuant to an exchange from an old contract (see "THE CONTRACTS--Purchase Payments"), the Maturity Date of the Contract would be set at age 95 (or the maximum allowed by state law) regardless of what the maturity date may have been for the old Contract. We may allow you to extend the Maturity Date (subject to restrictions that may apply in your state and our current established administrative procedures).

   PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT YOU HAVE SELECTED. ADDITIONALLY, IF YOU HAVE SELECTED A LIVING BENEFIT RIDER SUCH AS A GUARANTEED MINIMUM INCOME BENEFIT, A GUARANTEED WITHDRAWAL BENEFIT, OR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT, ANNUITIZING YOUR CONTRACT TERMINATES THE RIDER, INCLUDING ANY DEATH BENEFIT PROVIDED BY THE RIDER AND ANY GUARANTEED PRINCIPAL ADJUSTMENT (FOR THE GUARANTEED MINIMUM INCOME BENEFIT PLUS OR LIFETIME WITHDRAWAL GUARANTEE RIDERS) OR GUARANTEED ACCUMULATION PAYMENT (FOR THE GUARANTEED MINIMUM ACCUMULATION BENEFIT RIDER) THAT MAY ALSO BE PROVIDED BY THE RIDER.

   Upon the death of an Annuitant who is not the Owner or Joint Owner, during the Accumulation Period, the Owner automatically becomes the Annuitant, unless the Owner chooses a new Annuitant subject to our underwriting rules in

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effect at the time of the request for this change. If the Owner is a non-natural person, the death of the Annuitant will be treated as the death of an Owner. If you change the Annuitant, or the Owner becomes the Annuitant because of the original Annuitant's death, we will change the Maturity Date, if necessary, so that it is the date when the new Annuitant, at his or her nearest birthday, would be age 95 (or the maximum age allowed by state law).

   Unless you elect another option, variable annuity payments will begin at the Maturity Date for the life of the Payee, but for at least ten years. Any Contract Value in the Fixed Account will be applied to provide fixed, not variable, payments. You can change this annuity payment option at any time prior to annuitization. You may elect to have annuity payments under a Contract made on a variable basis or on a fixed basis, or you may designate a portion to be paid on a variable basis and a portion on a fixed basis. If you select payments on a fixed basis, we will transfer the amount of your Contract Value applied to the fixed payment option (net of any applicable charges described under "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS") to our general account. We will fix the annuity payments in amount and duration by the annuity payment option selected, and by the age and the sex of the Payee. For Contracts issued in situations involving an employer-sponsored plan subject to ERISA or where required by state law, we fix annuity payments in amount and duration using the same criteria except we do not take into account the sex of the Payee. If you were issued a Contract with sex-distinct annuity rates prior to the time that state law mandated unisex annuity rates, the annuity rates we use will not be less than the guaranteed sex-distinct rates in the Contract when issued. You may choose to have annuity payments made on a monthly, quarterly, semi-annual, or annual frequency. (See "Amount of Annuity Payments.")

   Contracts used in connection with retirement plans qualifying for tax benefited treatment may have various requirements for the time by which benefit payments must commence, the period over which such payments may be made, the annuity payment options that may be selected, and the minimum annual amounts of such payments. Penalty taxes or other adverse tax consequences may occur upon failure to meet such requirements.

ANNUITY OPTIONS

   There are several annuity payment options. You may select one of the payment options prior to the Annuity Date, at full or partial withdrawal, or when death proceeds are payable. (Some options are not available for death proceeds.)

   For a description of the tax consequences of full and partial annuitization, see "FEDERAL INCOME TAX CONSIDERATIONS".

   In addition to the annuity options described below, we may offer an additional payment option that would allow your Beneficiary to take distribution of the Contract Value over a period not extending beyond his or her life expectancy. Under this option, annual distributions would not be made in the form of an annuity, but would be calculated in a manner similar to the calculation of required minimum distributions from Qualified Contracts. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." We intend to make this payment option available to both tax qualified and non-tax qualified Contracts.

   You select an annuity payment option by written request to us and subject to any applicable federal tax law restrictions.

   If more than one frequency is permitted under your Contract, choosing less frequent payments will result in each annuity payment being larger. Annuity payment options that guarantee that payments will be made for a certain number of years regardless of whether the Payee or Payees are alive (such as the Variable Income for a Specified Number of Years, Variable Life Income with Period Certain, the Variable Income Payments to Age 100, or the Joint and Survivor Variable Life Income, 10 Years Certain options, listed below) result in annuity payments that are smaller than annuity payment options without such a guarantee (such as the Variable Life Income, Joint and Survivor Variable Life Income or the Joint and 2/3 to Survivor Variable Life Income options, listed below).

   The Contract offers the variable annuity payment options listed below.

      Variable Income for a Specified Number of Years. We will make variable payments for the number of years elected, which may not be more than 30 except with our consent. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

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      Variable Life Income. We will make variable payments which will continue:
   while the Payee is living*; while the Payee is living but for at least ten years; or while the Payee is living but for at least twenty years. (The latter two alternatives are referred to as Variable Life Income with Period Certain Option.)

      Variable Income Payments to Age 100 ("American Income Advantage"). We will make variable payments for the number of whole years until the Payee is age 100. THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.

      Variable Life Income for Two Lives. We will make variable payments which will continue: while either of two Payees is living (Joint and Survivor Variable Life Income)*, while either of two Payees is living but for at least 10 years (Joint and Survivor Variable Life Income, 10 Years Certain); while two Payees are living, and, after the death of one while the other is still living, two-thirds to the survivor (Joint and 2/3 to Survivor Variable Life Income).* THIS OPTION CANNOT BE SELECTED FOR DEATH PROCEEDS.


   You may be able to purchase the Contract as the beneficiary of a deceased person's Individual Retirement Account. If you do so, you must take distribution of the Contract Value in accordance with the minimum required distribution rules set forth in the Internal Revenue Code and IRS regulations. See "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." Under certain circumstances, you may satisfy those requirements by electing an annuity option, but you may only elect an annuity option that is available for Death Proceeds. You may choose any optional death benefit available under the Contract, but certain other Contract provisions and programs will not be available. Upon your death, the Death Proceeds would be required to be distributed to your Beneficiary at least as rapidly as under the method of distribution in effect at the time of your death.

   Other annuity payment options (including other periods certain) may be available from time to time, and you should ask us about their availability. If you do not elect an annuity payment option by the Maturity Date, we will make variable payments under the Contract while the Payee is living but for at least ten years. (This is the Variable Life Income with Period Certain Option.) If your purchase payments would be less than our published minimum, then you will need our consent to apply the Contract proceeds to an annuity payment option.

   You may withdraw the commuted value of the payments remaining under a variable period certain option (such as the Variable Income for a Specified Number of Years Option). You may not commute a fixed period certain option or any option involving a life contingency, whether fixed or variable, prior to the death of the last surviving annuitant. Upon the death of the last surviving annuitant, the beneficiary may choose to continue receiving income payments or to receive the commuted value of the remaining payments. For variable income payment options, the calculation of the commuted value will be done using the assumed investment return applicable to the Contract. (See "Amount of Annuity Payments".) For fixed income payment options, the calculation of the commuted value will be done using the then current annuity purchase rates.

   Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.
----------
*It is possible under this option to receive only one variable annuity payment if the Payee dies (or Payees die) before the due date of the second payment or to receive only two variable annuity payments if the Payee dies (or Payees die) before the due date of the third payment, and so on.

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   A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   See the section entitled "ASSET-BASED INSURANCE CHARGES, WITHDRAWAL AND OTHER DEDUCTIONS" to find out whether a Withdrawal Charge applies when you annuitize or withdraw the commuted value of any payments certain.

   If you are receiving payments under the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option you may convert to an option involving a life contingency.

   The availability of certain annuity payment options may be restricted on account of Company policy, administrative procedures, and federal tax law which, among other things, may restrict payment to the life expectancy of the payee and/or may limit the choice of percentage reduction in payments under a joint and survivor option. In addition, these federal tax rules may also limit the use in qualified contracts of annuity payment options that contain a commutation feature because, among other things, income payments must be made at least annually to avoid a 50% excise tax. Accordingly, we reserve the right to restrict the availability under qualified contracts of annuity payment options with commutation features and/or limit the amount that may be withdrawn under such features.

   We continue to assess an Asset-Based Insurance Charge after annuitization. If you elect an enhanced death benefit, the amount of the Asset-Based Insurance Charge after annuitization will equal the level of the charge that would apply if you had not elected an enhanced death benefit; except that for the B Plus Class and P Class, the Asset-Based Insurance Charge will be 1.25% after annuitization. THE ASSET-BASED INSURANCE CHARGE FOR ALL CLASSES INCREASES BY 0.25% FOR SUBACCOUNTS INVESTING IN THE AMERICAN FUNDS INSURANCE SERIES. Charges for the Guaranteed Minimum Income Benefit and the Earnings Preservation Benefit Rider will not be assessed after annuitization.

AMOUNT OF ANNUITY PAYMENTS

   At the Annuity Date (or any other application of proceeds to a payment option), your Contract Value (reduced by applicable premium tax, Contract Administrative Fee, and Withdrawal Charges) is applied toward the purchase of annuity payments. We determine the amount of variable annuity payments on the basis of (i) annuity purchase rates not lower than the rates set forth in the Life Income Tables contained in the Contract that reflect the Payee's age,
(ii) the assumed investment return selected, (iii) the type of payment option selected, and (iv) the investment performance of the Eligible Funds selected.

   The Fixed Account is not available under variable payment options. Under Contracts issued in New York, you may not transfer any Contract Value to any Portfolio of the American Funds Insurance Series during the Annuity Period.

   We calculate the initial payment using the assumed investment return you select. The amount of each payment after the initial payment will depend on how the subaccounts perform, relative to the assumed investment return. If the actual net investment return (annualized) exceeds your assumed investment return, the payment will increase. Conversely, if the actual return is less than your assumed investment return, the annuity payment will decrease.

   When selecting an assumed investment return, you should keep in mind that a lower assumed investment return will result in a lower initial annuity payment, but subsequent annuity payments will increase more rapidly or decline more slowly as changes occur in the investment experience of the Eligible Funds. On the other hand, a higher assumed investment return will result in a higher initial payment than a lower assumed investment return, but later payments will rise more slowly or fall more rapidly. You may select an assumed investment return of 3.5% or, if allowed by applicable law or regulation, 5%. If you do not choose an assume investment return, we will use 3.5%.

   If you own a B Plus Class Contract and choose to annuitize under a fixed or variable payment option during the 9-year Withdrawal Charge period, your annuity payments will be based on a different set of current annuity purchase rates than our other Classes. Additionally, our guaranteed rates for fixed or variable annuity payments will be different for B Plus Class Contracts than for other Classes. The effect of these different rates would be to lower your annuity payments.

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   For more information regarding annuity payment options, you should refer to the Statement of Additional Information and also to the Contract, which contains detailed information about the various forms of annuity payment options available, and other important matters.

                                LIVING BENEFITS

OVERVIEW OF LIVING BENEFIT RIDERS

   We offer a suite of optional living benefit riders that, for certain additional charges, offer protection against market risk (the risk that your investments may decline in value or underperform your expectations). Only one of these riders may be elected, and the rider must be elected at Contract issue. These optional riders are described briefly below. Please see the more detailed description that follows for important information on the costs, restrictions and availability of each optional rider. We currently offer two types of living benefit riders--guaranteed income benefits and guaranteed withdrawal benefits:

Guaranteed Income Benefits

  .  Guaranteed Minimum Income Benefit Plus (GMIB Plus II)

  .  Guaranteed Minimum Income Benefit

   Our guaranteed income benefit riders are designed to allow you to invest your Contract Value in the market while at the same time assuring a specified guaranteed level of minimum fixed annuity payments if you elect to annuitize. The fixed annuity payment amount is guaranteed regardless of investment performance or the actual Contract Value at the time you annuitize. Prior to exercising the rider and annuitizing your Contract, you may make withdrawals up to a maximum level specified in the rider and still maintain the benefit amount.

   GMIB Plus I, GMIB II and GMIB I are not available for sale.

Guaranteed Withdrawal Benefits

  .  Lifetime Withdrawal Guarantee (Lifetime Withdrawal Guarantee II)

  .  Guaranteed Withdrawal Benefit (Enhanced GWB)

   The guaranteed withdrawal benefit riders are designed to guarantee that at least the entire amount of purchase payments you make will be returned to you through a series of withdrawals without annuitizing, regardless of investment performance, as long as withdrawals in any Contract Year do not exceed the maximum amount allowed under the rider.

   With the Lifetime Withdrawal Guarantee (LWG) riders, you get the same benefits, but in addition, if you make your first withdrawal on or after the date you reach age 59 1/2, you are guaranteed income for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II for more information).

   LWG I and GWB I are not available for sale.

Guaranteed Asset Accumulation Benefit

   Prior to May 4, 2009, we offered the Guaranteed Minimum Accumulation Benefit
(GMAB). The GMAB is designed to guarantee that your Contract Value will not be less than a minimum amount at the end of the 10-year waiting period. The amount of the guarantee depends on which of three permitted subaccounts you select.

                          GUARANTEED INCOME BENEFITS

   At the time you buy the Contract, you may elect a guaranteed income benefit rider, called a Guaranteed Minimum Income Benefit (GMIB), for an additional charge. Each version of these riders is designed to guarantee a

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predictable, minimum level of fixed annuity payments, regardless of investment performance during the accumulation phase. HOWEVER, IF APPLYING YOUR ACTUAL CONTRACT VALUE AT THE TIME YOU ANNUITIZE THE CONTRACT TO THEN CURRENT ANNUITY PURCHASE RATES (OUTSIDE OF THE RIDER) PRODUCES HIGHER INCOME PAYMENTS, YOU WILL RECEIVE THE HIGHER PAYMENTS AND THUS YOU WILL HAVE PAID FOR THE RIDER EVEN THOUGH IT WAS NOT USED. Also, prior to exercising the rider, you may make specified withdrawals that reduce your Income Base (as explained below) during the accumulation phase and still leave the rider guarantees intact, provided the conditions of the rider are met. Your registered representative can provide you an illustration of the amounts you would receive, with or without withdrawals, if you exercised the rider.

   There are four versions of the GMIB under this Contract:

  .  GMIB Plus II

  .  GMIB Plus I (formerly, the Predictor Plus)

  .  GMIB II (formerly, the Predictor)

  .  GMIB I

   GMIB Plus I, GMIB II and GMIB I are not available for sale.

   Additionally, there may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you. You may not have this benefit and an LWG, GWB or GMAB rider in effect at the same time. Once elected, the rider cannot be terminated except as discussed below.

FACTS ABOUT GUARANTEED INCOME BENEFIT RIDERS

   INCOME BASE AND GMIB ANNUITY PAYMENTS. Under all versions of the GMIB, we calculate an "Income Base" (as described below) that determines, in part, the minimum amount you receive as an income payment upon exercising the GMIB rider and annuitizing the Contract. IT IS IMPORTANT TO RECOGNIZE THAT THIS INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND DOES NOT ESTABLISH OR GUARANTEE YOUR CONTRACT VALUE OR A MINIMUM RETURN FOR ANY SUBACCOUNT. For purposes of calculating the Income Base, the B Plus Class bonus credits are not included. After a minimum 10-year waiting period, and then only within 30 days following a Contract Anniversary, you may exercise the rider. We then will apply the Income Base calculated at the time of exercise to the conservative GMIB Annuity Table (as described below) specified in the rider in order to determine your minimum guaranteed lifetime fixed monthly annuity payments (your actual payment may be higher than this minimum if, as discussed above, the base Contract under its terms would provide a higher payment). Partial annuitizations are not permitted under the GMIB riders. Applicable Withdrawal Charges on the date that you exercise the Rider will be deducted from the Income Base. We also reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

   THE GMIB RIDER CHARGE. Rider charges are 1.00% for GMIB Plus II (0.95% in New York), 0.80% for GMIB Plus I and 0.50% of the Income Base for GMIB II and GMIB I at the time the charge is assessed. For the GMIB Plus II or GMIB Plus I, we reserve the right to increase the rider charge upon an Optional Step-Up or Optional Reset, on any Contract Anniversary as permitted, up to a rate that does not exceed the lower of (a) 1.50% of the Income Base (the Maximum Optional Step-Up or Optional Reset Charge), or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Optional Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Optional Step-Up or Optional Reset occurs. The versions of the GMIB for which we are currently increasing the rider charge upon an Optional Step-Up or Optional Reset are listed below.

   For Contracts issued prior to February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 0.80% of the Income Base (0.75% for New
York). For Contracts issued on and after February 24, 2009 for which the GMIB Plus II was elected, the rider charge equals 1.00% of the Income Base (0.95% for New York). For Contracts issued with the version of the GMIB Plus II rider with an Annual Increase Rate of 6%, if your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base (1.15% for New York).

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   For Contracts issued prior to February 26, 2007 for which the GMIB Plus I was elected, the rider charge equals 0.75% of the Income Base. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.

   If you selected the GMIB Plus I with a Contract issued on and after February 26, 2007, the rider charge is 0.80% of the Income Base as noted above. If your Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.

   The charge is assessed at the first Contract Anniversary, and then at each subsequent Contract Anniversary up to and including the anniversary on or immediately preceding the date the Rider is exercised. For versions of the GMIB rider with an Optional Step-Up feature (GMIB Plus II) or Optional Reset feature (GMIB Plus I), the rider charge is assessed on the Income Base prior to any Optional Step-Up or Optional Reset. (See "LIVING BENEFITS--Guaranteed Income Benefits" for information on Optional Step-Ups.) Upon full withdrawal, annuitization change of Owner/Annuitant or assignment of the Contract, the rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. For Contracts issued from May 1, 2003 and prior to May 1, 2005, the charge for the GMIB I and GMIB II is reduced to 0.45% of the Income Base if you choose either the Annual Step-Up Death Benefit or the Greater of Annual Step-Up or 5% Annual Increase Death Benefit. For Contracts applied for prior to February 15, 2003 the charge for the Guaranteed Minimum Income Benefit is 0.15% lower (0.35% rather than 0.50%).

   The GMIB rider charge will result in the cancellation of Accumulation Units from each applicable Subaccount of the Variable Account and/or a reduction in the Contract Value allocated to the Fixed Account or EDCA Guaranteed Account in the ratio the Contract Value in a Subaccount and/or the Fixed Account or EDCA Guaranteed Account bears to the total Contract Value. The Fixed Account is not available in the state of New York if you have selected a living benefit rider.

   THE GMIB ANNUITY TABLE. The GMIB Annuity Table is specified in the rider. For GMIB Plus II in Contracts issued after May 1, 2009, this table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued from February 24, 2009 through May 1, 2009 in all states except New York and prior to May 1, 2009 in New York State, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 1.5% per annum. For GMIB Plus II in Contracts issued in all states except New York before February 24, 2009, and for GMIB Plus I, GMIB II and GMIB I, this table is calculated based on the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum. As with other pay-out types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85.

   The annuity rates in the GMIB Annuity Table are conservative and a Withdrawal Charge may be applicable, so the amount of guaranteed minimum lifetime income that the GMIB produces may be less than the amount of annuity income that would be provided by applying your Contract Value on your annuity date to then-current annuity purchase rates.

   If you exercise the GMIB rider, your annuity payments will be the greater of:

  . the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

  . the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS".)

   If you choose not to receive annuity payments as guaranteed under the rider, you may elect any of the annuity options available under the Contract.

   TAXES. Withdrawals of taxable amounts will be subject to ordinary income tax, and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

   CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the following versions of the GMIB are restricted (as described in "THE CONTRACTS--Purchase Payments--Restrictions on Subsequent Purchase Payments"): GMIB I, GMIB Plus I, and GMIB Plus II.

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   OWNERSHIP.  If the Owner is a natural person, the Owner must be the
Annuitant. If a non-natural person owns the Contract, then the Annuitant will be considered the Owner in determining the Income Base and GMIB annuity payments. If Joint Owners are named, the age of the older Joint Owner will be used to determine the Income Base and GMIB annuity payments. For the purposes of the Guaranteed Income Benefits section of the prospectus, "you" always means the Owner or oldest Joint Owner or, if the owner is a non-natural person, the Annuitant.

   GMIB, QUALIFIED CONTRACTS AND DECEDENT CONTRACTS. The GMIB may have limited usefulness in connection with a Qualified Contract, such as an IRA (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts"), in circumstances where, due to the 10-year waiting period after purchase (and, for the GMIB Plus II and GMIB Plus I, after an Optional Reset/Step-Up) the Owner is unable to exercise the rider until after the required beginning date of required minimum distributions under the contract. In such event, required minimum distributions received from the Contract during the 10-year waiting period will have the effect of reducing the income base either on a proportionate or dollar-for-dollar basis, as the case may be. This may have the effect of reducing or eliminating the value of annuity payments under the GMIB. You should consult your tax adviser prior to electing a GMIB rider.

   Additionally, the GMIB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a Beneficiary after the death of the owner or after the death of the annuitant in certain cases). The GMIB benefit may not be exercised until 10 years after purchase, and the benefit provides guaranteed monthly fixed income payments for life (or joint lives, if applicable), with payments guaranteed for a specified number of years. However, the tax rules require distributions prior to the end of the 10-year waiting period, commencing generally in the year after the Owner's death, and also prohibit payments for as long as the Beneficiary's life in certain circumstances.

   (See Appendix D for examples of the GMIB.)

DESCRIPTION OF GMIB PLUS II

   In states where approved, GMIB Plus II rider is available only for Owners up through age 78, and you can only elect GMIB Plus II at the time you purchase the Contract. GMIB PLUS II MAY BE EXERCISED AFTER A 10-YEAR WAITING PERIOD AND THEN ONLY WITHIN 30 DAYS FOLLOWING A CONTRACT ANNIVERSARY, PROVIDED THAT THE EXERCISE MUST OCCUR NO LATER THAN THE 30-DAY PERIOD FOLLOWING THE CONTRACT ANNIVERSARY PRIOR TO THE OWNER'S 91ST BIRTHDAY.

   Income Base.  The Income Base is the greater of (a) or (b) below.

      (a) Highest Anniversary Value: On the issue date, the "Highest Anniversary Value" is equal to your initial purchase payment. Thereafter, the Highest Anniversary Value will be increased by subsequent purchase payments and reduced proportionately by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge). On each Contract Anniversary prior to the Owner's 81st birthday, the Highest Anniversary Value will be recalculated and set equal to the greater of the Highest Anniversary Value before the recalculation or the Contract Value on the date of the recalculation.

   The Highest Anniversary Value does not change after the Contract Anniversary immediately preceding the Owner's 81st birthday, except that it is increased for each subsequent purchase payment and reduced proportionally by the percentage reduction in Contract Value attributable to each subsequent withdrawal (including any applicable Withdrawal Charge).

      (b) Annual Increase Amount: On the issue date, the "Annual Increase Amount" is equal to your initial purchase payment. (For these purposes, all purchase payments credited within 120 days of the date we issued the Contract will be treated as if they were received on the date we issue the Contract.) Thereafter, the Annual Increase Amount is equal to (i) less (ii), where:

          (i) is purchase payments accumulated at the annual increase rate from the date the purchase payment is made. The annual increase rate is 5% per year through the Contract Anniversary prior to the Owner's 91st birthday and 0% thereafter; and

          (ii) is withdrawal adjustments accumulated at the annual increase rate. Withdrawal adjustments in a Contract Year are determined according to (1) or (2) as defined below:

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             (1) The withdrawal adjustment for each withdrawal in a Contract
          Year is the value of the Annual Increase Amount immediately prior to the withdrawal multiplied by the percentage reduction in Contract Value attributed to that withdrawal (including any applicable Withdrawal Charge); or

             (2) If total withdrawals in a Contract Year are 5% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in that Contract Year. These withdrawal adjustments will replace the withdrawal adjustments defined in
          (1) above and be treated as though the corresponding withdrawals occurred at the end of that Contract Year.

   As described in (1) immediately above, if in any Contract Year you take cumulative withdrawals that exceed the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year, the Annual Increase Amount will be reduced in the same proportion that the entire withdrawal (including any applicable Withdrawal Charge) reduced the Contract Value. This reduction may be significant, particularly when the Contract Value is lower than the Annual Increase Amount, and could have the effect of reducing or eliminating the value of annuity payments under the GMIB rider. Limiting your cumulative withdrawals during a Contract Year to not more than the annual increase rate multiplied by the Annual Increase Amount at the beginning of the Contract Year will result in dollar-for-dollar treatment of the withdrawals, as described in (2) immediately above.

   (See section (1) of Appendix D for examples of the calculation of the withdrawal adjustment.)

   For Contracts issued in New York State, the Annual Increase Amount shall not exceed 270% of total purchase payments or, if greater, 270% of the Annual Increase Amount as of the most recent Optional Step-Up. Each time the Annual Increase Amount is increased by an Optional Step-Up, the limit on the Annual Increase Amount is raised to 270% of the new, higher Annual Increase Amount, if it is greater than 270% of your Purchase Payments.

   In determining GMIB Plus II annuity income, an amount equal to the Withdrawal Charge that would be assessed upon a complete withdrawal and the amount of any premium and other taxes that may apply will be deducted from the Income Base.

   OPTIONAL STEP-UP. On each Contract Anniversary as permitted, you may elect to reset the Annual Increase Amount to the Contract Value. An Optional Step-Up may be beneficial if your Contract Value has grown at a rate above the 5% accumulation rate on the Annual Increase Amount. As described below, an Optional Step-Up resets the Annual Increase Amount to the Account Value. After an Optional Step-Up, the annual increase rate will be applied to the new, higher Annual Increase Amount and therefore the amount that may be withdrawn without reducing the Annual Increase Amount on a proportionate basis will increase. HOWEVER, IF YOU ELECT TO RESET THE ANNUAL INCREASE AMOUNT, WE WILL ALSO RESTART THE 10-YEAR WAITING PERIOD. IN ADDITION, WE MAY RESET GMIB PLUS II RIDER CHARGE TO A RATE THAT DOES NOT EXCEED THE LOWER OF (A) MAXIMUM OPTIONAL STEP-UP CHARGE (1.50%) OR (B) THE CURRENT RATE WE WOULD CHARGE FOR THE SAME RIDER AVAILABLE FOR NEW CONTRACT PURCHASES AT THE TIME OF THE OPTIONAL STEP-UP.

   An Optional Step-Up is permitted only if: (1) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (2) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 80 on the date of the Optional Step-Up. If your Contract has both a GMIB rider and an Enhanced Death Benefit rider, and you would like to elect an Optional Step-Up, you must elect an Optional Step-Up for both riders. You may not elect an Optional Step-Up for only one of the two riders. Upon the Optional Step-Up, we may reset the rider charge, as described below, on one or both riders.

   You may elect either: 1) a one-time Optional Step-Up at any Contract Anniversary provided the above requirements are met, or 2) Optional Step-Ups to occur under the Automatic Annual Step-Up. If you elect Automatic Annual Step-Ups, on any Contract Anniversary while this election is in effect, the Annual Increase Amount will reset to the Contract Value automatically, provided the above requirements are met. The same conditions described above will apply to each Automatic Step-Up. You may discontinue this election at any time by notifying us in writing at our Annuity Administrative Office (or by any other method acceptable to us), at least 30 days prior to the Contract Anniversary on which a reset may otherwise occur. Otherwise, it will remain in effect

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through the seventh Contract Anniversary following the date you make this election, at which point you must make a new election if you want Automatic Annual Step-Ups to continue. If you discontinue or do not re-elect the Automatic Annual Step-Ups, no Optional Step-Up will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. If you discontinue Automatic Annual Step-Ups, the GMIB Plus II rider (and the rider charge) will continue, and you may choose to elect a one time Optional Step-Up or reinstate Automatic Annual Step-Ups as described above.

   We must receive your request to exercise the Optional Step-Up in writing at our Annuity Administrative Office, or by any other method acceptable to us. We must receive your request prior to the Contract Anniversary for an Optional Step-Up to occur on that Contract Anniversary.

   The Optional Step-Up:

      (1) resets the Annual Increase Amount to the Contract Value on the Contract Anniversary following the receipt of an Optional Step-Up election;

      (2) resets GMIB Plus II waiting period to the tenth Contract Anniversary following the date the Optional Step-Up took effect; and

      (3) For Contracts issued in New York State, an Optional Step-Up also resets the maximum Annual Increase Amount to 270% multiplied by the reset Annual Increase Amount (if greater than the maximum Annual Increase Amount prior to the Optional Step-Up).

      (4) may reset GMIB Plus II rider charge to a rate that does not exceed the lower of (a) the Maximum Optional Step-Up Charge (1.50%) or (b) the current rate we would charge for the same rider available for new Contract purchases at the time of the Optional Step-Up.

   In the event that the charge applicable to contract purchases at the time of the step-up is higher than your current rider charge, you will be notified in writing a minimum of 30 days in advance of the applicable Contract Anniversary and be informed that you may choose to decline the Automatic Annual Step-Up. If you decline the Automatic Annual Step-Up, you must notify us in accordance with our administrative procedures (currently we require you to submit your request in writing to our Annuity Administrative Office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing to our Annuity Administrative Office that you wish to reinstate the Automatic Annual Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement.

   On the date of the Optional Step-Up, the Contract Value on that day will be treated as a single purchase payment received on the date of the Step-Up for purposes of determining the Annual Increase Amount after the reset. All purchase payments and withdrawal adjustments previously used to calculate the Annual Increase Amount will be set equal to zero on the date of the Step-Up.

   INVESTMENT ALLOCATION RESTRICTIONS. If you elect GMIB Plus II, there are certain investment allocation restrictions. (See "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders.") If you elect GMIB Plus II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging (EDCA) program, provided that your destination subaccounts are selected in accordance with the investment allocation restrictions.

   GUARANTEED PRINCIPAL OPTION. On each Contract Anniversary starting with the tenth Contract Anniversary and through the Contract Anniversary prior to the Owner's 91st birthday, you may exercise the Guaranteed Principal Option. If the Owner is a non-natural person, the Annuitant's age is the basis for determining the birthday. If there are Joint Owners, the age of the oldest Owner is used for determining the birthday. We must receive your request to exercise the Guaranteed Principal Option in writing, or any other method that we agree to, within 30 days following the applicable Contract Anniversary. The Guaranteed Principal Option will take effect at the end of this 30-day period following that Contract Anniversary.

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   By exercising the Guaranteed Principal Option, you elect to receive an additional amount to be added to your Contract Value intended to restore your initial investment in the Contract, in lieu of receiving GMIB Plus II payments. The additional amount is called the Guaranteed Principal Adjustment and is equal to (a) minus (b) where:

      (a) is purchase payments credited within 120 days of the date we issued the Contract (reduced proportionately by the percentage reduction in Contract Value attributable to each partial withdrawal (including applicable Withdrawal Charges) prior to the exercise of the Guaranteed Principal Option) and

      (b) the Contract Value on the Contract Anniversary immediately preceding exercise of the Guaranteed Principal Option.

   For purposes of calculating the Guaranteed Principal Adjustment, purchase payment credits are not included.

   The Guaranteed Principal Option can only be exercised if (a) exceeds (b), as defined above. The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. IT IS IMPORTANT TO NOTE THAT ONLY PURCHASE PAYMENTS MADE DURING THE FIRST 120 DAYS THAT YOU HOLD THE CONTRACT ARE TAKEN INTO CONSIDERATION IN DETERMINING THE GUARANTEED PRINCIPAL ADJUSTMENT. IF YOU ANTICIPATE MAKING PURCHASE PAYMENTS AFTER 120 DAYS, YOU SHOULD UNDERSTAND THAT SUCH PAYMENTS WILL NOT INCREASE THE GUARANTEED PRINCIPAL ADJUSTMENT. However, because purchase payments made after 120 days will increase your Contract Value, such payments may have a significant impact on whether or not a Guaranteed Principal Adjustment is due. Therefore, GMIB Plus II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the GMIB Plus II for this feature.

   The Guaranteed Principal Adjustment will never be less than zero. IF THE GUARANTEED PRINCIPAL OPTION IS EXERCISED, THE GMIB PLUS II RIDER WILL TERMINATE AS OF THE DATE THE OPTION TAKES EFFECT AND NO ADDITIONAL GMIB CHARGES WILL APPLY THEREAFTER. The variable annuity Contract, however, will continue, and the GMIB Plus II investment allocation restrictions, described above, will no longer apply.

   The Guaranteed Principal Option is not available in the State of Washington.

   EXERCISING THE GMIB PLUS II RIDER. If you exercise GMIB Plus II, you must elect to receive annuity payments under one of the following fixed annuity options:

      (1) Life annuity with 5 years of annuity payments guaranteed.

      (2) Joint and last survivor annuity with 5 years of annuity payments guaranteed. Based on federal tax rules, this option is not available for Qualified Contracts where the difference in ages of the joint Annuitants (who are not spouses) is greater than 10 years. (See "ANNUITY PAYMENTS.")

Option (2) is available in New York State only if the youngest Annuitant is age 35 or older. These options are described in the Contract and the GMIB Plus II rider. Partial annuitizations are not permitted. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

   The GMIB Annuity Table is specified in the rider. This table is calculated based on the Annuity 2000 Mortality Table with a 10-year age set back with interest of 1.5% per annum for GMIB Plus II. As with other payout types, the amount you receive as an income payment also depends on your age, your sex (where permitted by law), and the annuity option you select. For GMIB Plus II, the annuity rates for attained ages 86 to 90 are the same as those for attained age 85. THE ANNUITY RATES IN THE GMIB ANNUITY TABLE ARE CONSERVATIVE AND A WITHDRAWAL CHARGE MAY BE APPLICABLE, SO THE AMOUNT OF GUARANTEED MINIMUM LIFETIME INCOME THAT THE GMIB PRODUCES MAY BE LESS THAN THE AMOUNT OF ANNUITY INCOME THAT WOULD BE PROVIDED BY APPLYING YOUR CONTRACT VALUE ON YOUR ANNUITY DATE TO THEN-CURRENT ANNUITY PURCHASE RATES.

   If you exercise GMIB Plus II, your annuity payments will be the greater of:

  . the annuity payment determined by applying the amount of the Income Base to the GMIB Annuity Table, or

  . the annuity payment determined for the same annuity option in accordance with the base Contract. (See "ANNUITY PAYMENTS.")

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   If the amount of the guaranteed minimum lifetime income that the GMIB Plus
II produces is less than the amount of annuity income that would be provided by applying Contract Value on the annuity date to the then-current annuity purchase rates, then you would have paid for a benefit that you did not use.

   If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity (see "THE CONTRACTS--Inactive Contracts"), or your Contract lapses and there remains any Income Base, we will commence making income payments within 30 days of the date of the full withdrawal, termination or lapse. In such cases, your income payments under this benefit, if any, will be determined using the Income Base and any applicable withdrawal adjustment that was taken on account of the withdrawal, termination or lapse.

   The GMIB purchase payout rates are enhanced under the following circumstances (not applicable to Contracts issued in New York State). If:

  .  you take no withdrawals prior to age 62;

  . your Contract Value is fully withdrawn or decreases to zero at or after your 62nd birthday and there is an Income Base remaining; and

  . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

   then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5.5% of the Income Base (calculated on the date the payments are determined).

   Alternatively, if:

  .  you take no withdrawals prior to age 60;

  . your Contract Value is fully withdrawn or decreases to zero at or after your 60th birthday and there is an Income Base remaining; and

  . the annuity option you select is the single life annuity with 5 years of annuity payments guaranteed;

   then the annual annuity payments under the GMIB Plus II rider will equal or exceed 5% of the Income Base (calculated on the date the payments are determined).

   If an Owner dies and the Owner's spouse (age 89 or younger) is the Beneficiary of the Contract, the spouse may elect to continue the Contract and the GMIB Plus II rider. If the spouse elects to continue the contract and the Owner had begun to take withdrawals prior to his or her death, and the Owner was older than the spouse, the spouse's eligibility for the enhanced payout rates described above is based on the Owner's age when the withdrawals began. For example, if an Owner had begun to take withdrawals at age 60 and subsequently died, if that Owner's spouse continued the Contract and the GMIB Plus II rider, the spouse would be eligible for the 5% enhanced payout rate described above, even if the spouse were younger than age 60 at the time the Contract was continued. If the spouse elects to continue the contract and the Owner has not taken any withdrawals prior to his or her death, the spouse's eligibility for the enhanced payout rates described above is based on the spouse's age when the spouse begins to take withdrawals.

   If you choose not to receive annuity payments as guaranteed under GMIB Plus II, you may elect any of the annuity options available under the Contract.

   TERMINATING THE GMIB PLUS II RIDER. Except as otherwise provided in GMIB Plus II rider, the GMIB Plus II will terminate upon the earliest of:

      a) The 30th day following the Contract Anniversary prior to your 91st birthday;

      b) The date you make a complete withdrawal of your Contract Value (if there is an Income Base remaining, you will receive payments based on the remaining Income Base) (a pro rata portion of the rider charge will be assessed);

      c) The date you elect to receive annuity payments under the Contract and you do not elect to receive payments under the GMIB (a pro rata portion of the rider charge will be assessed);

      d) Death of the Owner or Joint Owner (unless the spouse (aged 89 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract;

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      e) A change for any reason of the Owner or Joint Owner or the Annuitant, if a non-natural person owns the Contract, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

      f) The effective date of the Guaranteed Principal Option; or

      g) The date you assign your Contract (a pro rata portion of the rider charge will be assessed).

   Under our current administrative procedures, we will waive the termination of the GMIB Plus II rider if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

   When GMIB Plus II rider terminates, the corresponding GMIB Plus II rider charge terminates and the GMIB Plus II investment allocation restrictions no longer apply.

   (See Appendix D for examples illustrating the operation of GMIB Plus II.)

   For Contracts issued in all states except New York from February 24, 2009 through May 1, 2009, the following differences apply:

      (1) The annual increase rate is 6% through the Contract Anniversary immediately prior to your 91st birthday, and 0% per year thereafter.

      (2) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year, and if these withdrawals are paid to you (or the Annuitant if the Contract is owned by a non-natural person) or to another payee we agree to, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals (including any applicable withdrawal charge) in that Contract Year.

      (3) Different investment allocation restrictions apply. (See "THE CONTRACTS--Allocation of Purchase Payments--Investment Allocation Restrictions for Certain Riders.")

      (4) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 through 90) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

      (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 1.5% per annum.

      (6) The GMIB payout rates are enhanced to be at least (a) 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 62; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 62nd birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed, or
   (b) 5% of the Income Base (calculated on the date the payments are determined) if: (i) you take no withdrawals prior to age 60; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

      (7) If your Income Base is increased due to an Optional Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.20% of the Income Base.

   For Contracts issued in all states except New York before February 24, 2009, differences (1) through (4) as well as (7) above apply, and the following replaces differences (5) and (6):

      (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per annum.
   (6) The GMIB payout rates are enhanced to be at least 6% of the

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   Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60; (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

   For Contracts issued in New York State on or prior to May 1, 2009, differences (1), (2) and (3) apply, the following replaces differences (4),
(5) and (6), and there is an additional difference (7) and (8):

      (4) The GMIB annuity rates for ages 85-90 are the same as those for age
   84;

      (5) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 1.5% per annum.

      (6) The joint and last survivor annuity option is only available if the oldest annuitant's attained age is 55 or older.

      (7) The Annual Increase Amount shall not exceed 190% of total purchase payments or, if greater, 190% of the Annual Increase Amount as of the most recent Optional Step-Up;

      (8) If your Income Base is increased due to an Optional Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.15% of the Income Base.

DESCRIPTION OF GMIB PLUS I (FORMERLY, THE PREDICTOR PLUS)

   In states where GMIB Plus I has been approved and GMIB Plus II has not been approved, GMIB Plus I is available only for Owners up through age 75, and you can only elect GMIB Plus I at the time you purchase the Contract. We may refer to GMIB Plus I as the Predictor Plus in marketing material or other communications. GMIB Plus I may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday.

   GMIB Plus I is otherwise identical to GMIB Plus II, with the following exceptions:

      (1) The GMIB Plus I Income Base is calculated as described above, except that the annual increase rate is 6% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter.

      (2) An "Optional Step-Up" under GMIB Plus II rider is referred to as an "Optional Reset" under the GMIB Plus I rider. An Optional Reset is permitted only if: (a) the Contract Value exceeds the Annual Increase Amount immediately before the reset; and (b) the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person) is not older than age 75 on the date of the Optional Reset.

      (3) If your Income Base is increased due to an Optional Reset under the GMIB Plus I rider, we may increase the rider charge to the charge applicable to Contract purchases of the same rider at the time of the increase, but to no more than a maximum of 1.50%.

      (4) The Guaranteed Principal Option may be exercised on each Contract Anniversary starting with the tenth Contract Anniversary and through the contract anniversary prior to the Owner's 86th birthday.

      (5) We reserve the right to prohibit an Optional Reset if we no longer offer this benefit for a Class of the Contract. We are waiving this right with respect to purchasers of the Contract offered by this prospectus who elect or have elected the GMIB Plus I rider and will allow Optional Resets by those purchasers even if this benefit is no longer offered for a Class of Contract.

      (6) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

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      (7) Termination provision g) above does not apply, and the following replaces termination provision a), above:

          The 30th day following the Contract Anniversary on or following your 85th birthday.

      and the following replaces termination provision d), above:

          Death of the Owner or Joint Owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the Contract), or death of the Annuitant if a non-natural person owns the Contract.

      (8) The GMIB Annuity Table is calculated based on the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per annum.

      (9) If approved in your state, the GMIB payout rates are enhanced to be at least 6% of the Income Base (calculated on the date the payments are determined) in the event: (i) you take no withdrawals prior to age 60;
   (ii) your Contract Value is fully withdrawn or decreases to zero on or after your 60th birthday and there is an Income Base remaining; and (iii) the annuity option you select is the single life annuity with 10 years of annuity payments guaranteed.

      (10) If you elect GMIB Plus I, you are limited to allocating your purchase payments and Contract Value as described in "THE
   CONTRACTS--Investment Allocation Restrictions for Certain Riders."

   You may elect to participate in the EDCA program, provided that your destination subaccounts are one or more of the above-listed subaccounts.

   For Contracts issued before July 16, 2007, the enhanced GMIB purchase payout rates described in item (9) above will not be applied.

   For Contracts issued before February 26, 2007, we offered a version of GMIB Plus I that is no longer available. Under this prior version, when we calculate the Annual Increase Amount: (1) the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday; and (2) the amount of total withdrawal adjustments for a Contract Year will be set equal to the dollar amount of total withdrawals in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base (with a maximum charge of up to 1.50% upon the exercise of the Optional Reset feature). If the Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base. (See Appendix D for examples of the GMIB.)

   For Contracts issued before February 27, 2006, you may elect an Optional Reset under GMIB Plus I as described above, except that: 1) you may elect an Optional Reset on any Contract Anniversary only on or after the third Contract Anniversary, and you may then elect an Optional Reset at any subsequent Contract Anniversary only if it has been at least three years since the last Optional Reset; and 2) you are required to affirmatively elect an Optional Reset in accordance with the procedures described above; the Automatic Annual Step-Up feature is not available. Subject to state approval, we will enhance your Contract to change the frequency of the Optional Resets from every third Contract Anniversary to every Contract Anniversary. You will also be able to elect Automatic Annual Step-Ups, as described above. The rider charge for this prior version of GMIB Plus I is 0.75% of the Income Base. If the Income Base is increased due to an Optional Reset on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge to 1.00% of the Income Base.

DESCRIPTION OF GMIB II (FORMERLY, THE PREDICTOR)

   In states where approved, GMIB II was available only for Owners up through age 75, and you can only elect GMIB II at the time you purchase the Contract. GMIB II may be exercised after a 10-year waiting period and then only within 30 days following a Contract Anniversary, provided that the exercise must occur no later than the 30-day period following the Contract Anniversary on or following the Owner's 85th birthday. We may refer to GMIB II as the Predictor in marketing materials or other communications.

   GMIB II is otherwise identical to GMIB Plus II, with the following exceptions:

      (1) The additional charge for GMIB II is lower (see "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Guaranteed Minimum Income Benefit Rider").

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      (2) The GMIB II Income Base is calculated as described above, except that, for purposes of calculating the Annual Increase Amount:

          a. the annual increase rate is 5% per year through the Contract Anniversary on or following the Owner's 85th birthday and 0% thereafter, and

          b. the amount of total withdrawal adjustments for a Contract Year as calculated in paragraph (b)(ii)(2) of the "Income Base" section of "Description of GMIB Plus II" above will be set equal to the dollar amount of total withdrawals (including any applicable Withdrawal Charge) in such Contract Year provided that such total withdrawals do not exceed 5% of the Annual Increase Amount on the issue date or on the prior Contract Anniversary after the first Contract Year.

      (3) There is no Guaranteed Principal Option.

      (4) There is no Optional Reset feature.

      (5) The fixed annuity options are the single life annuity with 10 years of annuity payments guaranteed (if you choose to start the Annuity Option after age 79, the year of the Guarantee Period component of the Annuity Option is reduced to: 9 years at age 80, 8 years at age 81, 7 years at age 82, 6 years at age 83, or 5 years at ages 84 and 85) or the joint and last survivor annuity with 10 years of annuity payments guaranteed (not available for Qualified Contracts where the difference in ages of the Joint Annuitants is greater than 10 years; this limitation only applies to Joint Annuitants who are not spouses).

      (6) The GMIB Annuity Table is the Annuity 2000 Mortality Table with a 7-year age set-back with interest of 2.5% per annum and GMIB payout rates are not enhanced.

      (7) The following replaces termination provision a), above:

   The 30th day following the Contract Anniversary on or following your 85th birthday.

      (8) The following replaces termination provision d), above:

          Death of the owner or joint owner (unless the spouse (age 84 or younger) is the beneficiary and elects to continue the contract), or death of the annuitant if a non-natural person owns the contract.

      (9) The following replaces termination provision e), above:

          A change for any reason of the Owner or Joint Owner or the Annuitant if a non-natural person owns the Contract. Currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant.

      (10) Termination provisions f) and g), above, do not apply.

      (11) There are no limitations to how you may allocate your purchase payments and Contract Value among the subaccounts, and you may participate in the Dollar Cost Averaging (DCA) program.

      (12) Subsequent purchase payments are not currently restricted under the GMIB II.

   (See Appendix D for examples illustrating the operation of GMIB II.)

DESCRIPTION OF GMIB I

   The GMIB I Rider is not available for sale.

   In states where approved, you could only elect GMIB I at the time you purchased the Contract and if you were age 75 or less. Once elected, the rider cannot be terminated except as described below. GMIB I may be exercised after a 10-year waiting period, up through age 85, within 30 days following a Contract Anniversary.

   GMIB I is identical to GMIB II, with the following exceptions:

      (1) The GMIB I Income Base is calculated as described above in "Description of GMIB Plus II--Income Base", except that:

          a) Withdrawals may be payable as you direct without affecting the withdrawal adjustments;

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          b) The annual increase rate is 6% per year through the Contract
       Anniversary immediately prior to the Owner's 81st birthday and 0% thereafter; and

          (c) If total withdrawals in a Contract Year are 6% or less of the Annual Increase Amount on the issue date or previous Contract Anniversary, if later, the total withdrawal adjustments for that Contract Year will be set equal to the dollar amount of total withdrawals in that Contract Year.

      (2) The following replaces termination provision d), above:

      Death of the Owner or death of the Annuitant if a non-natural person owns the Contract.

      (3) If you take a full withdrawal of your Contract Value, your Contract is terminated by us due to its small Contract Value and inactivity or your Contract lapses, the GMIB I rider terminates (even if there remains any Income Base) and no payments will be made under the rider. For more information on when we may or may not terminate your Contract, see "THE CONTRACTS--Inactive Contracts".

      (4) Subsequent purchase payments are restricted as described in "THE CONTRACTS--Restrictions on Subsequent Purchase Payments."

   We currently waive the contractual requirement that terminates the GMIB I rider in the event of the death of the Owner in circumstances where the spouse of the Owner elects to continue the Contract. (See "THE CONTRACTS--Options for Death Proceeds.") In such event, the GMIB I rider will automatically continue unless the spouse elects to terminate the rider. We are permanently waiving this requirement with respect to purchasers of the Contract offered by this prospectus who have elected GMIB I.

                        GUARANTEED WITHDRAWAL BENEFITS

   We offer optional guaranteed withdrawal benefit riders for an additional charge. There are four different versions of the GWB under this Contract:

  .  Lifetime Withdrawal Guarantee II ("LWG II")

  .  Lifetime Withdrawal Guarantee I ("LWG I")

  .  Enhanced Guaranteed Withdrawal Benefit ("Enhanced GWB")

  .  Guaranteed Withdrawal Benefit I ("GWB I")

   LWG I and GWB I are no longer available for sale. There may be versions of each rider that vary by issue date and state availability. Please check with your registered representative regarding which version(s) are available in your state. If you have already been issued a Contract, please check your Contract and riders for the specific provisions applicable to you.

   Each of the guaranteed withdrawal benefit riders guarantees that the entire amount of purchase payments you make will be returned to you through a series of withdrawals that you may begin taking immediately or at a later time, provided withdrawals in any Contract Year do not exceed the maximum amount allowed. This means that, regardless of negative investment performance, you can take specified annual withdrawals until the entire amount of the purchase payments you made during the time period specified in your rider has been returned to you. Moreover, if you make your first withdrawal on or after the date you reach age 59 1/2, the Lifetime Withdrawal Guarantee riders guarantee income, for your life (and, except for Contracts issued in New York, the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation), even after the entire amount of purchase payments has been returned. (See "Description of the Lifetime Withdrawal Guarantee II" below.)

   If you purchase a guaranteed withdrawal benefit rider, you must elect one version at the time you purchase the Contract, prior to age 86. Contracts issued in New York State are subject to the following issue age requirements for the Lifetime Withdrawal Guarantee I: (1) the owner or oldest joint owner (or annuitant if the owner is a non-natural person) is at least 60 years old for the Single Life Version and (2) the Joint Life Version must be owned by joint owners who are spouses, each of whom is at least 63 years old (because of the requirement that the Contract be owned by joint owners, in New York the Joint Life Version is only available for Non-Qualified

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Contracts). You may not have this benefit and another living benefit (GMIB or
GMAB) or the Enhanced Death Benefit rider in effect at the same time. Once elected, these riders may not be terminated except as stated below.

FACTS ABOUT GUARANTEED WITHDRAWAL BENEFIT RIDERS

   MANAGING WITHDRAWALS. The GWB guarantee may be reduced if your annual withdrawals are greater than the maximum amount allowed, called the Annual Benefit Payment, which is described in more detail below. The GWB does not establish or guarantee a Contract Value or minimum return for any subaccount. The Benefit Base (as described below) under the GWB I and Enhanced GWB riders, and the Remaining Guaranteed Withdrawal Amount (as described below) under the Lifetime Withdrawal Guarantee rider, cannot be taken as a lump sum. (However, if you cancel the Lifetime Withdrawal Guarantee riders after a waiting period of at least fifteen years, the Guaranteed Principal Adjustment will increase your Contract Value to the purchase payments credited within the first 120 days of the date that we issue the Contract, reduced proportionately for any withdrawals. See "Description of the Lifetime Withdrawal Guarantee II--Cancellation and Guaranteed Principal Adjustment" below.) Income taxes and penalties may apply to your withdrawals, and Withdrawal Charges may apply to withdrawals during the first Contract Year unless you take the necessary steps to elect to take such withdrawals under a Systematic Withdrawal Program. Withdrawal charges will also apply to withdrawals of purchase payments that exceed the free withdrawal amount. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge.")

   IF IN ANY CONTRACT YEAR YOU TAKE CUMULATIVE WITHDRAWALS THAT EXCEED THE ANNUAL BENEFIT PAYMENT, THE TOTAL PAYMENTS THAT THE GWB GUARANTEES THAT YOU OR YOUR BENEFICIARY WILL RECEIVE FROM THE CONTRACT OVER TIME MAY BE LESS THAN THE INITIAL GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS). THIS REDUCTION MAY BE SIGNIFICANT AND MEANS THAT RETURN OF YOUR PURCHASE PAYMENTS MAY BE LOST. THE GWB RIDER CHARGE WILL CONTINUE TO BE DEDUCTED AND CALCULATED BASED ON THE GUARANTEED WITHDRAWAL AMOUNT (TOTAL GUARANTEED WITHDRAWAL AMOUNT FOR THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) UNTIL TERMINATION OF THE RIDER.

   GWB AND LWG RIDER CHARGES. If you elect one of the Lifetime Withdrawal Guarantee riders or one of the Guaranteed Withdrawal Benefit riders, a charge is deducted from your Contract Value during the accumulation phase on each Contract Anniversary. The rider charge is deducted from your Contract Value pro rata from each Subaccount, the Fixed Account and the EDCA Guaranteed Account. The Fixed Account is not available for Contracts purchased in the state of New York if you have selected a guaranteed withdrawal benefit.

   The charge for the Lifetime Withdrawal Guarantee II rider is equal to 1.25% (Single Life version) or 1.50% (Joint Life version) of the Total Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee II--Total Guaranteed Withdrawal Amount") on the applicable Contract Anniversary. For Contracts issued prior to February 24, 2009, the charge for the Lifetime Withdrawal Guarantee II rider is equal to 0.65% (Single Life version) or 0.85% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the Lifetime Withdrawal Guarantee I rider is equal to 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the Enhanced GWB rider is equal to 0.55% of the Guaranteed Withdrawal Amount (see "Description of the Enhanced Guaranteed Withdrawal Benefit--Guaranteed Withdrawal Amount") on the applicable Contract Anniversary. (For Contracts issued prior to July 16, 2007, the charge for the Enhanced GWB rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary. The charge for the GWB I rider is equal to 0.50% of the Guaranteed Withdrawal Amount on the applicable Contract Anniversary. (For contracts issued prior to July 16, 2007, the maximum charge for the Enhanced GWB rider upon an Optional Reset is equal to 0.95% of the Guaranteed Withdrawal Amount.)

   For Contracts with Compounding Income Amounts, the charge is calculated after applying the Compounding Income Amount. If you: make a full withdrawal (surrender) of your Contract Value; you apply all of your Contract Value to an Annuity Option: there is a change in Owners, Joint Owners or Annuitants (if the Owner is a non-natural person): the Contract terminates (except for a termination due to death); or (under the Lifetime Withdrawal Guarantee II rider) you assign your contract, and the effective date of a change of the primary Beneficiary (only for Contracts issued in New York with the Joint Life version of the Lifetime Withdrawal Guarantee II rider), a pro rata

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portion of the rider charge will be assessed based on the number of full months from the last Contract Anniversary to the date of the change.

   We reserve the right to increase the Lifetime Withdrawal Guarantee or Guaranteed Withdrawal Benefit rider charge upon an Automatic Annual Step-Up or Optional Reset. The increased rider charge will apply after the Contract Anniversary on which the Automatic Annual Step-Up or Optional Reset occurs.

   If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee II rider, we may reset the rider charge applicable beginning after the Contract Anniversary on which the Automatic Annual Step-Up occurs to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge or (b) the current rate that we would charge for the same rider available for new contract purchases at the time of the Automatic Annual Step-Up. For contracts issued with the Lifetime Withdrawal Guarantee II rider on or after February 24, 2009, the Maximum Optional Step-Up Charge is 1.60% for the Single Life version and 1.80% for the Joint Life version. For contracts issued with the Lifetime Withdrawal Guarantee II rider prior to February 24, 2009, the Maximum Optional Step-Up Charge is 1.25% for the Single Life version and 1.50% for the Joint Life version. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Automatic Annual Step-Up occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. The versions of the Lifetime Withdrawal Guarantee for which we are currently increasing the rider charge upon an Automatic Annual Step-Up are listed below.

   For contracts issued with the Lifetime Withdrawal Guarantee II prior to February 24, 2009, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the of the Total Guaranteed Withdrawal Amount.

   For contracts issued with the Lifetime Withdrawal Guarantee I, if your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract issued with the Enhanced GWB rider on or after July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 1.00% of the Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract issued with the Enhanced GWB rider prior to July 16, 2007, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the Optional Reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

   If an Optional Reset occurs under a contract with the GWB I rider, we may reset the rider charge applicable beginning after the contract anniversary on which the Optional Reset occurs to the rate that would be applicable to current contract purchases of the same rider at the time of the reset, but to no more than a maximum of 0.95% of the Guaranteed Withdrawal Amount.

   If one of the Lifetime Withdrawal Guarantee riders is in effect, the rider charge will continue if your Remaining Guaranteed Withdrawal Amount (see "Description of the Lifetime Withdrawal Guarantee II--Remaining Guaranteed Withdrawal Amount") equals zero. If the Enhanced GWB or GWB I rider is in effect, the rider charge will not continue if your Benefit Base (see "Description of the Enhanced Guaranteed Withdrawal Benefit--Benefit Base") equals zero.

   WITHDRAWAL CHARGE. We will apply a Withdrawal Charge to withdrawals from purchase payments of up to 9% of purchase payments taken in the first nine years following receipt of the applicable purchase payment. (See "ASSET BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Withdrawal Charge" and "THE CONTRACTS--Systematic Withdrawals.")

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   TAXES.  Withdrawals of taxable amounts will be subject to ordinary income tax and, if made prior to age 59 1/2, a 10% federal tax penalty may apply.

   TAX TREATMENT. THE TAX TREATMENT OF WITHDRAWALS UNDER THE GWB AND LWG RIDERS IS UNCERTAIN. IT IS CONCEIVABLE THAT THE AMOUNT OF POTENTIAL GAIN COULD BE DETERMINED BASED ON THE BENEFIT BASE (REMAINING GUARANTEED WITHDRAWAL AMOUNT UNDER THE LIFETIME WITHDRAWAL GUARANTEE RIDERS) AT THE TIME OF THE WITHDRAWAL, IF THE BENEFIT BASE (OR REMAINING GUARANTEED WITHDRAWAL AMOUNT) IS GREATER THAN THE CONTRACT VALUE (PRIOR TO WITHDRAWAL CHARGES, IF APPLICABLE). THIS COULD RESULT IN A GREATER AMOUNT OF TAXABLE INCOME REPORTED UNDER A WITHDRAWAL AND CONCEIVABLY A LIMITED ABILITY TO RECOVER ANY REMAINING BASIS IF THERE IS A LOSS ON SURRENDER OF THE CONTRACT. CONSULT YOUR TAX ADVISOR PRIOR TO PURCHASE.


   CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the following Guaranteed Withdrawal Benefits are restricted (as described in "THE CONTRACTS--Purchase Payments--Restrictions on Subsequent Purchase Payments): GWBI, Enhanced GWB, LWG I, and LWG II.


   GWB, LIFETIME WITHDRAWAL GUARANTEE AND DECEDENT CONTRACTS. The Lifetime Withdrawal Guarantee is not available for purchase by a beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Non-Qualified Contracts") or IRA (or where otherwise offered, under any other contract which is being "stretched" by a beneficiary after the death of the owner or after the death of the annuitant in certain cases). Under the tax rules, such contracts generally require distributions to commence in accordance with tax regulations by the end of the calendar year following the year of the owner's death. However, these required distributions can in certain circumstances exceed the Annual Benefit Payment, and any such excess will have the effect of reducing the lifetime payments under the Lifetime Withdrawal Guarantee.

   Note that the Enhanced GWB and GWB I riders are not available for purchase by a beneficiary under a decedent's Non-Qualified Contract.

   (See Appendix E for examples of the GWB riders.)

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE II

   TOTAL GUARANTEED WITHDRAWAL AMOUNT. While the Lifetime Withdrawal Guarantee II rider is in effect, we guarantee that you will receive a minimum amount over time. We refer to this minimum amount as the Total Guaranteed Withdrawal Amount. The initial Total Guaranteed Withdrawal Amount is equal to your initial purchase payment. We increase the Total Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by each additional purchase payment. For purposes of calculating the Total Guaranteed Withdrawal Amount, the B Plus Class bonus credits are not included. If you take a withdrawal that does not exceed the Annual Benefit Payment (see "Annual Benefit Payment" below), then we will not reduce the Total Guaranteed Withdrawal Amount. We refer to this type of withdrawal as a Non-Excess Withdrawal. If, however, you take a withdrawal that results in cumulative withdrawals for the current Contract Year that exceeds the Annual Benefit Payment, then we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the entire withdrawal (including any Withdrawal Charge) reduces the Contract Value. We refer to this type of withdrawal as an Excess Withdrawal. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE CONTRACT VALUE IS LOWER THAN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.

   REMAINING GUARANTEED WITHDRAWAL AMOUNT. The Remaining Guaranteed Withdrawal Amount is the remaining amount you are guaranteed to receive over time. The initial Remaining Guaranteed Withdrawal Amount is equal to the initial Total Guaranteed Withdrawal Amount. We increase the Remaining Guaranteed Withdrawal Amount (up to a maximum of $10,000,000) by additional purchase payments and we decrease the Remaining Guaranteed Withdrawal Amount by withdrawals. If you take a Non-Excess Withdrawal, we will decrease the Remaining Guaranteed Withdrawal Amount dollar-for-dollar by the amount of the Non-Excess Withdrawal (including any applicable Withdrawal Charges). If, however, you take an Excess Withdrawal, then we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal (including any applicable Withdrawal Charges) reduces the Contract Value. THIS REDUCTION MAY BE SIGNIFICANT, PARTICULARLY WHEN THE CONTRACT VALUE IS LOWER THAN THE REMAINING GUARANTEED WITHDRAWAL AMOUNT (SEE "MANAGING YOUR WITHDRAWALS" BELOW). Limiting your cumulative withdrawals during a Contract Year to not more than the Annual

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Benefit Payment will result in dollar-for-dollar treatment of the withdrawals.
As described below under "Annual Benefit Payment," the Remaining Guaranteed Withdrawal Amount is the total amount you are guaranteed to receive over time if you take your first withdrawal before the Owner or oldest Joint Owner (or the Annuitant if the Owner is a non-natural person) is age 591/2. The Remaining Guaranteed Withdrawal Amount is also used to calculate an alternate death benefit available under the Lifetime Withdrawal Guarantee (see "Additional Information" below).

   7.25% COMPOUNDING INCOME AMOUNT. For Contracts issued in all states except New York, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. We may also increase the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-Up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount.

      6% COMPOUNDING INCOME AMOUNT (NEW YORK STATE ONLY). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date you reach age 63, until the earlier of: (a) five years or (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We take the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. If the first withdrawal is taken before the Contract Anniversary following the date you reach age 63, the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

      If you elect the Joint Life Version of LWG II, on each Contract Anniversary beginning with the Contract Anniversary following the date the younger spouse reaches age 66, until the earlier of: (a) five years or
   (b) the date of the first withdrawal from the Contract, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 6% multiplied by the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $10,000,000). We may increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by the Automatic Annual Step-up (discussed below), if that would result in a higher Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount. If the first withdrawal is taken before the Contract Anniversary following the date the youngest spouse reaches age 66 , the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount will never be increased by the 6% Compounding Income Amount.

   AUTOMATIC ANNUAL STEP-UP. On each Contract Anniversary prior to the Owner's 91st birthday (or, for Contracts issued in New York State with the Joint Life version, the younger spouse's 91st birthday), an Automatic Annual Step-Up will occur, provided that the Contract Value exceeds the Total Guaranteed Withdrawal Amount (after compounding) immediately before the Step-Up (and provided that you have not chosen to decline the Step-Up as described below).

   The Automatic Annual Step-Up:

  . resets the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount to the Contract Value on the date of the Step-Up, up to a maximum of $10,000,000, regardless of whether or not you have taken any withdrawals;

  . resets the Annual Benefit Payment equal to 5% of the Total Guaranteed Withdrawal Amount after the Step-Up (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older) or, for Contracts issued in New York State, if the Joint Life version was elected, reset the Annual Benefit Payment equal to

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     4.5% of the Total Guaranteed Withdrawal Amount after the step-up (or 5% if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse is at least age 63); and

  . may reset the LWG II rider charge to a rate that does not exceed the lower of: (a) the Maximum Automatic Annual Step-Up Charge (1.60% for the Single Life version or 1.80% for the Joint Life version) or (b) the current rate that we would charge for the same rider available for new Contract purchases at the time of the Automatic Annual Step-Up.

   For contracts issued before February 24, 2009, the maximum charge upon an Automatic Annual Step-Up is 1.25% (Single Life version) or 1.50% (Joint Life version).

   In the event that the charge applicable to Contract purchases at the time of the Step-Up is higher than your current LWG II rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Step-Up. If you choose to decline the Automatic Annual Step-Up, you must notify us in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative office no less than seven calendar days prior to the applicable Contract Anniversary). Once you notify us of your decision to decline the Automatic Annual Step-Up, you will no longer be eligible for future Automatic Annual Step-Ups until you notify us in writing at our Annuity Administrative office that you wish to reinstate the Step-Ups. This reinstatement will take effect at the next Contract Anniversary after we receive your request for reinstatement. Please note that the Automatic Annual Step-Up may be of limited benefit if you intend to make purchase payments that would cause your Contract Value to approach $10,000,000, because the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount cannot exceed $10,000,000.

   For contracts issued before February 24, 2009. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a Contract Anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.95% of the of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.20% of the Total Guaranteed Withdrawal Amount.

   ANNUAL BENEFIT PAYMENT. For Contracts issued in all states except New York, the initial Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 7.25% Compounding Income Amount, the Automatic Annual Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset equal to the new Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (6% Withdrawal Rate if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older).

      ANNUAL BENEFIT PAYMENT (NEW YORK STATE ONLY). For Contracts issued in New York State, if you elect the Single Life Version of LWG II, the Annual Benefit Payment is equal to the initial Total Guaranteed Withdrawal Amount multiplied by the 5% withdrawal rate (6% if you make the first withdrawal on or after the Contract Anniversary following the date you reach age 76). If you elect the Joint Life Version of LWG II, the initial Annual Benefit Payment is equal to the Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make the first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63). If the Total Guaranteed Withdrawal Amount is later recalculated (for example, because of additional purchase payments, the 6% Compounding Income Amount, the Automatic Step-Up, or Excess Withdrawals), the Annual Benefit Payment is reset to equal the new Total Guaranteed Withdrawal Amount multiplied by the 4.5% withdrawal rate (5% withdrawal rate if you make your first withdrawal on or after the Contract Anniversary following the date the younger spouse reaches age 63).

IT IS IMPORTANT TO NOTE:

  . If you take your first withdrawal before the date you reach age 59 1/2 (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse

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     are at least age 59 1/2), we will continue to pay the Annual Benefit
     Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted, even if your Contract Value declines to zero. This means if your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, and your Remaining Guaranteed Withdrawal Amount is greater than zero, we will pay you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year until your Remaining Guaranteed Withdrawal Amount is depleted. This guarantees that you will receive your purchase payments even if your Contract Value declines to zero due to market performance so long as you do not take Excess Withdrawals; however, you will not be guaranteed income for the rest of your life.

  .  If you take your first withdrawal on or after the date you reach age
     59 1/2 (or, for Contracts issued in New York State with the Joint Life version, if you take your first withdrawal before the date when you and your spouse are at least age 59 1/2), we will continue to pay the Annual Benefit Payment each year for the rest of your life (and the life of your spouse, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation, and, for Contracts issued in New York State, if you take your first withdrawal when you and your spouse are at least age 59 1/2), even if your Remaining Guaranteed Withdrawal Amount and/or Contract Value declines to zero. This means if your Remaining Guaranteed Withdrawal Amount and/or your Contract Value is depleted due to a Non-Excess Withdrawal or the deduction of the rider charge, we will pay to you the remaining Annual Benefit Payment, if any, not yet withdrawn during the Contract Year that the Contract Value was depleted, and beginning in the following Contract Year, we will continue paying the Annual Benefit Payment to you each year for the rest of your life (and your spouse's life, if the Joint Life version of the rider was elected, and your spouse elects to continue the Contract and is at least age 59 1/2 at continuation). Therefore, you will be guaranteed income for life.

  . If you take your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older, your Annual Benefit payment will be set equal to a 6% Withdrawal Rate multiplied by the Total Guaranteed Withdrawal Amount. For Contracts issued in New York State, if you elect the Joint Life Version, if you take your first withdrawal on or after the Contract Anniversary following the date you and your spouse are at least age 63, your Annual Benefit Payment will be set equal to 5% withdrawal rate multiplied by the Total Guaranteed Withdrawal Amount.

  . IF YOU HAVE ELECTED THE LWG II, YOU SHOULD CAREFULLY CONSIDER WHEN TO BEGIN TAKING WITHDRAWALS. IF YOU BEGIN TAKING WITHDRAWALS TOO SOON, YOU MAY LIMIT THE VALUE OF THE LWG II. FOR EXAMPLE, WE NO LONGER INCREASE YOUR TOTAL GUARANTEED WITHDRAWAL AMOUNT BY THE 7.25% COMPOUNDING INCOME AMOUNT (6% COMPOUNDING INCOME AMOUNT FOR CONTRACTS ISSUED IN NEW YORK STATE) ONCE YOU MAKE YOUR SECOND WITHDRAWAL (FIRST WITHDRAWAL FOR CONTRACTS ISSUED IN NEW YORK). HOWEVER, IF YOU DELAY TAKING WITHDRAWALS FOR TOO LONG, YOU MAY LIMIT THE NUMBER OF YEARS AVAILABLE FOR YOU TO TAKE WITHDRAWALS IN THE FUTURE (DUE TO LIFE EXPECTANCY) AND YOU MAY BE PAYING FOR A BENEFIT YOU ARE NOT USING.

  . You have the option of receiving withdrawals under the LWG II rider or receiving payments under an annuity income option. You should consult with your registered representative when deciding how to receive income under this Contract. In making this decision, you should consider many factors, including the relative amount of current income provided by the two options, the potential ability to receive higher future payments through potential increases to the value of the LWG II (as described below), your potential need to make additional withdrawals in the future, and the relative values to you of the death benefits available prior to and after annuitization. (See "Lifetime Withdrawal Guarantee II and Annuitization" below)

   MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the full guarantees of this rider, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. In other words, you should not take Excess Withdrawals. We do not include Withdrawal Charges for the purpose of calculating whether you have made an Excess Withdrawal. IF YOU DO TAKE AN EXCESS WITHDRAWAL, WE WILL RECALCULATE THE TOTAL GUARANTEED WITHDRAWAL AMOUNT AND REDUCE THE ANNUAL BENEFIT PAYMENT TO THE NEW TOTAL GUARANTEED WITHDRAWAL AMOUNT MULTIPLIED BY THE 5% WITHDRAWAL RATE (6% WITHDRAWAL RATE IF YOU MAKE YOUR FIRST WITHDRAWAL DURING A CONTRACT YEAR IN WHICH THE OWNER (OR OLDEST JOINT OWNER, OR ANNUITANT IF THE OWNER IS A NONNATURAL PERSON) ATTAINS OR WILL ATTAIN AGE 76 OR OLDER).

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   IN ADDITION, AS NOTED ABOVE, IF YOU TAKE AN EXCESS WITHDRAWAL, WE WILL
REDUCE THE REMAINING GUARANTEED WITHDRAWAL AMOUNT IN THE SAME PROPORTION THAT THE WITHDRAWAL REDUCES THE CONTRACT VALUE. THESE REDUCTIONS IN THE TOTAL GUARANTEED WITHDRAWAL AMOUNT, ANNUAL BENEFIT PAYMENT, AND REMAINING GUARANTEED WITHDRAWAL AMOUNT MAY BE SIGNIFICANT. You are still eligible to receive either lifetime payments or the remainder of the Remaining Guaranteed Withdrawal Amount so long as the withdrawal that exceeded the Annual Benefit Payment did not cause your Contract Value to decline to zero. An Excess Withdrawal that reduces the Contract Value to zero will terminate the Contract.

   You can always take Non-Excess Withdrawals. However, if you choose to receive only a part of your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Remaining Guaranteed Withdrawal Amount and Annual Benefit Payment will not increase. For example, since your Annual Benefit Payment is 5% of your Total Guaranteed Withdrawal Amount (or 6% if you make your first withdrawal during a Contract Year in which the Owner (or oldest joint Owner, or Annuitant if the Owner is a nonnatural person) attains or will attain age 76 or older), you cannot withdraw 3% of the Total Guaranteed Withdrawal Amount in one year and then withdraw 7% of the Total Guaranteed Withdrawal Amount the next year without making an Excess Withdrawal in the second year.

   REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as Excess Withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. THE FREQUENCY OF YOUR WITHDRAWALS MUST BE ANNUAL. THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM IS BASED ON INFORMATION RELATING TO THIS CONTRACT ONLY. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

   INVESTMENT ALLOCATION RESTRICTIONS. If you elect the LWG II rider, there are certain investment allocation restrictions. Please see "THE CONTRACTS--Investment Allocation Restrictions For Certain Riders". If you elect the LWG II, you may not participate in the Dollar Cost Averaging (DCA) program. However, you may elect to participate in the Enhanced Dollar Cost Averaging
(EDCA) program, provided that your destination investment portfolios are selected in accordance with the investment allocation restrictions.

   JOINT LIFE VERSION. A Joint Life version of the LWG II rider is available for a charge of 1.50% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.80%). Like the Single Life version of the LWG II rider, the Joint Life version must be elected at the time you purchase the Contract, and the Owner (or oldest Joint Owner) must be age 85 or younger. Under the Joint Life version, when the Owner of the Contract dies (or when the first Joint Owner dies), the LWG II rider will automatically remain in effect only if the spouse is the primary beneficiary and elects to continue the Contract under the spousal continuation provisions. (See "THE CONTRACTS--Options for Death Proceeds.") This means that if you purchase the Joint Life version and subsequently get divorced, or your spouse is no longer the primary Beneficiary at the time of your death, he or she will not be eligible to receive payments under the LWG II rider. If the spouse is younger than age 59 1/2 when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. If the spouse is age 59 1/2 or older when he or she elects to continue the Contract, the spouse will receive the Annual Benefit Payment each year for the remainder of his or her life. If the first withdrawal was taken before the Contract Owner died (or before the first Joint Owner died), the Withdrawal Rate upon continuation of the Contract and LWG II rider by the spouse will be based on the age of the Contract Owner, or oldest Joint Owner, at the time the first withdrawal was taken (see "Annual Benefit Payment" above). In situations in which a trust is both the Owner and Beneficiary of the Contract, the Joint Life version of the LWG II would not apply. In addition, because of the definition of "spouse" under federal law, a purchaser who has or is contemplating a civil union or same-sex marriage should note that such partner/spouse would not be able to receive continued payments after the death of the Contract Owner under the Joint Life version of the LWG II.

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   For contracts issued prior to February 24, 2009, the current charge for the
Joint Life version is 0.85% (which may increase upon an Automatic Annual Step-Up to a maximum of 1.50%). (See "Automatic Annual Step-Up" above.)

   For Contracts issued in New York State, in order for you and your spouse to receive lifetime income, you and your spouse must be at least age 59 1/2 at the time of the first withdrawal. Please note that a change of the primary Beneficiary will terminate the LWG II rider in New York State. The age at which the 6% Compounding Income Amount may begin to be applied to the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount is different for the Single Life and Joint Life versions for Contracts issued in New York State (see "6% Compounding Income Amount" above.) In addition, the withdrawal rate for the Joint Life Version may differ from the withdrawal rate for the Single Life Version for Contracts issued in New York State (see "Annual Benefit Payment" above).

   CANCELLATION AND GUARANTEED PRINCIPAL ADJUSTMENT. You may elect to cancel the LWG II rider on the Contract Anniversary every five Contract Years for the first 15 Contract Years and annually thereafter. We must receive your cancellation request within 30 days following the applicable Contract Anniversary in accordance with our Administrative Procedures (currently we require you to submit your request in writing at our Annuity Administrative Office). The cancellation will take effect upon our receipt of your request. If cancelled, the LWG II rider will terminate, we will no longer deduct the LWG II rider charge, and the investment allocation restrictions described in "Investment Allocation Restrictions For Certain Riders" will no longer apply. The variable annuity Contract, however, will continue.

   If you cancel the LWG II rider on the fifteenth Contract Anniversary or any Contract Anniversary thereafter, we will add a Guaranteed Principal Adjustment to your Contract Value. The Guaranteed Principal Adjustment is intended to restore your initial investment in the Contract in the case of poor investment performance. The Guaranteed Principal Adjustment is equal to (a)-(b) where:

      (a) is purchase payments credited within 120 days of the date that we issued the Contract, reduced proportionately by the percentage reduction in Contract Value attributable to any partial withdrawals taken (including any applicable Withdrawal Charges) and

      (b) is the Contract Value on the date of cancellation.

   The Guaranteed Principal Adjustment will be added to each applicable subaccount in the ratio the portion of the Contract Value in such subaccount bears to the total Contract Value in all subaccounts. The Guaranteed Principal Adjustment will never be less than zero.

   Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Principal Adjustment. Contract Owners who anticipate making purchase payments after 120 days should understand that such payments will not increase the Guaranteed Principal Adjustment. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due. Therefore, the LWG II may not be appropriate for you if you intend to make additional purchase payments after the 120-day period and are purchasing the LWG II for its Guaranteed Principal Adjustment feature.

   The Guaranteed Principal Adjustment is not available in the State of Washington.

   TERMINATION OF THE LIFETIME WITHDRAWAL GUARANTEE II RIDER. The Lifetime Withdrawal Guarantee II rider will terminate upon the earliest of:

      (1) the date of a full withdrawal of the Contract Value (a pro rata portion of the rider charge will be assessed; you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the withdrawal did not exceed the Annual Benefit Payment and the provisions and conditions of the rider have been met);

      (2) the date all of the Contract Value is applied to an annuity option (a pro rata portion of the rider charge will be assessed);

      (3) the date there are insufficient funds to deduct the Lifetime Withdrawal Guarantee rider charge from the Contract Value and your Contract is thereby terminated (whatever Contract Value is available will be

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   applied to pay the rider charge and you are still eligible to receive either the Remaining Guaranteed Withdrawal Amount or lifetime payments, provided the provisions and conditions of the rider have been met; however, you will have no other benefits under the Contract);

      (4) death of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person), except where the Contract is issued under the Joint Life version of the Lifetime Withdrawal Guarantee, the primary Beneficiary is the spouse, and the spouse elects to continue the Contract under the spousal continuation provisions of the Contract;

      (5) change of the Owner or Joint Owner for any reason, subject to our administrative procedures (a pro rata portion of the rider charge will be assessed);

      (6) the effective date of the cancellation of the rider;

      (7) termination of the Contract to which the rider is attached, other than due to death (a pro rata portion of the rider charge will be assessed);

      (8) the date you assign your Contract, (a pro rata portion of the rider charge will be assessed); or.

      (9) only for Contracts issued in New York State with the Joint Life version, the effective date of a change of the primary Beneficiary (a pro-rata portion of the rider charge will be assessed), subject to our administrative procedures.

   Under our current administrative procedures, we will waive the termination of the LWG II rider if you assign a portion of the Contract under the following limited circumstances: if the assignment is solely for your benefit on account of your direct transfer of Contract Value under Section 1035 of the Internal Revenue Code to fund premiums for a long term care insurance policy or purchase payments for an annuity contract issued by an insurance company which is not our affiliate and which is licensed to conduct business in any state. All such direct transfers are subject to any applicable withdrawal charges.

   Once the rider is terminated, the LWG II rider charge will no longer be deducted and the LWG II investment allocation restrictions will no longer apply.

   LIFETIME WITHDRAWAL GUARANTEE II AND ANNUITIZATION. Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Annuity Options"), or you must make a complete withdrawal of your Contract Value. Annuitization may provide higher income amounts than the payments under the LWG II, depending on the applicable annuity rates and your Contract Value on the Maturity Date.

   If you annuitize at the latest date permitted, you must elect one of the following options:

      (1) Annuitize the Contract Value under the Contract's annuity provisions.

      (2) If you took withdrawals before age 59 1/2, and therefore you are not eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

      (3) If you are eligible for lifetime withdrawals under the LWG II rider, elect to receive the Annual Benefit Payment paid each year until your death (or the later of you and your spousal Beneficiary's death for the Joint Life version). If you (or you and your spousal Beneficiary for the Joint Life version) die before the Remaining Guaranteed Withdrawal Amount is depleted, your Beneficiaries will continue to receive payments equal to the Annual Benefit Payment each year until the Remaining Guaranteed Withdrawal Amount is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Remaining Guaranteed Withdrawal Amount to zero.

   If you do not select an Annuity Option or elect to receive payments under the LWG II rider, we will annuitize your Contract under the Variable Life Income with 10-year Period Certain Option. However, if we do, we will adjust

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your annuity payment or the Annuity Option, if necessary, so your aggregate annuity payments will not be less than what you would have received under the LWG II rider.

   ADDITIONAL INFORMATION. The LWG II rider may affect the death benefit available under your Contract. If the Owner or Joint Owner should die while the LWG II rider is in effect, an alternate death benefit amount will be calculated under the LWG II rider that can be taken in a lump sum. The LWG II death benefit amount that may be taken as a lump sum will be equal to total purchase payments less any partial withdrawals (deducted on a dollar-for-dollar basis). If this death benefit amount is greater than the death benefit provided by your Contract, and if you made no Excess Withdrawals, then this death benefit amount will be paid instead of the death benefit provided by the Contract. All other provisions of your Contract's death benefit will apply.

   Alternatively, the Beneficiary may elect to receive the Remaining Guaranteed Withdrawal Amount as a death benefit, in which case we will pay the Remaining Guaranteed Withdrawal Amount on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Remaining Guaranteed Withdrawal Amount is exhausted. The surviving spouse's withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). This death benefit will be paid instead of the applicable contractual death benefit or the additional death benefit amount calculated under the LWG II as described above. Otherwise, the provisions of those contractual death benefits will determine the amount of the death benefit. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant, if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Remaining Guaranteed Withdrawal Amount is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Remaining Guaranteed Withdrawal Amount must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

   We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the LWG II rider because
(1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the LWG II rider charge; or (3) the Contract Owner dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE LIFETIME WITHDRAWAL GUARANTEE I

   In states where the Lifetime Withdrawal Guarantee II is not yet approved, we offer (in states where approved) the Lifetime Withdrawal Guarantee I rider. The Lifetime Withdrawal Guarantee I rider is identical to the Lifetime Withdrawal Guarantee II, with the exceptions described below.

   TOTAL GUARANTEED WITHDRAWAL AMOUNT. The maximum Total Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount by an amount equal to the difference between the Total Guaranteed Withdrawal Amount after the withdrawal and the Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take an Excess Withdrawal, we will reduce the Total Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.

   REMAINING GUARANTEED WITHDRAWAL AMOUNT. The maximum Remaining Guaranteed Withdrawal Amount under the Lifetime Withdrawal Guarantee I is $5,000,000. If you elect the Lifetime Withdrawal Guarantee I rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal regardless of whether it is an Excess or Non-Excess withdrawal. However, if the withdrawal is an Excess Withdrawal, then we will additionally reduce the Remaining Guaranteed Withdrawal Amount to equal the difference

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between the Remaining Guaranteed Withdrawal Amount after the withdrawal and the
Contract Value after the withdrawal (if lower). On the other hand, if you elect the LWG II rider and take a withdrawal, we will reduce the Remaining Guaranteed Withdrawal Amount by the amount of each withdrawal for withdrawals that are Non-Excess Withdrawals and for Excess Withdrawals, we will reduce the Remaining Guaranteed Withdrawal Amount in the same proportion that the withdrawal reduces the Contract Value.

   COMPOUNDING INCOME AMOUNT. If you elect the Lifetime Withdrawal Guarantee I rider, on each Contract Anniversary until the earlier of: (a) the date of the first withdrawal from the Contract or (b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 5% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase (up to a maximum of $5,000,000). We take the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount as of the last day of the Contract Year to determine the amount subject to the increase. On the other hand, if you elect the LWG II rider, on each Contract Anniversary until the earlier of: (a) the date of the second withdrawal from the Contract or
(b) the tenth Contract Anniversary, we increase the Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount by an amount equal to 7.25% multiplied by the Total Guaranteed Withdrawal Amount and Remaining Guaranteed Withdrawal Amount before such increase.

   ANNUAL BENEFIT PAYMENT. Under the Lifetime Withdrawal Guarantee I, the Annual Benefit Payment is set equal to the Total Guaranteed Withdrawal Amount multiplied by the 5% Withdrawal Rate (there is no 6% Withdrawal Rate for taking later withdrawals).

   AUTOMATIC ANNUAL STEP-UP. If an Automatic Annual Step-Up occurs under the Lifetime Withdrawal Guarantee I rider, we may increase the Lifetime Withdrawal Guarantee I rider charge to the charge applicable to current Contract purchases of the same rider at the time of the step-up, but to no more than a maximum of 0.95% (Single Life version) or 1.40% (Joint Life version) of the Total Guaranteed Withdrawal Amount. If your Total Guaranteed Withdrawal Amount is increased due to an Automatic Annual Step-Up on a contract anniversary occurring on July 1, 2012 or later, we currently will increase the rider charge for the Single Life version to 0.80% of the Total Guaranteed Withdrawal Amount, and we will increase the rider charge for the Joint Life version to 1.05% of the of the Total Guaranteed Withdrawal Amount. Automatic Annual Step-Ups may occur on each Contract Anniversary prior to the Owner's 86th birthday.

   RIDER CHARGE. The charge for the Lifetime Withdrawal Guarantee I rider is 0.50% (Single Life version) or 0.70% (Joint Life version) of the Total Guaranteed Withdrawal Amount. (See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS--Lifetime Withdrawal Guarantee and Guaranteed Withdrawal Benefit--Rider Charge").

   INVESTMENT ALLOCATION RESTRICTIONS. If you elect the Lifetime Withdrawal Guarantee I or Lifetime Withdrawal Guarantee II rider, you are limited to allocating your purchase payments and Contract Value as described in "THE CONTRACTS--Investment Allocation Restrictions for Certain Riders."

DESCRIPTION OF THE ENHANCED GUARANTEED WITHDRAWAL BENEFIT

   BENEFIT BASE. The Guaranteed Withdrawal Amount is the maximum TOTAL amount of money that you are guaranteed to receive over time under the Enhanced GWB rider. At issue, the Guaranteed Withdrawal Amount and the Benefit Base are both equal to your initial purchase payment plus the GWB Bonus Amount. At any subsequent point in time, the Benefit Base is the remaining amount of money that you are guaranteed to receive through withdrawals under the Enhanced GWB rider. Your Benefit Base will change with each purchase payment, or as the result of an Optional Reset. Also, each withdrawal will reduce your Benefit Base. If negative investment performance reduces your Contract Value below the Benefit Base, you are still guaranteed to be able to withdraw the entire amount of your Benefit Base.

   The Benefit Base is equal to:

  .  Your initial purchase payment, increased by the 5% GWB Bonus Amount;

  .  Increased by each subsequent purchase payment, and by the 5% GWB Bonus
     Amount;

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  .  Reduced dollar for dollar by Benefits Paid, which are withdrawals
     (including any applicable Withdrawal Charge) and amounts applied to an annuity option (currently, you may not apply amounts less than your entire Contract Value to an annuity option); and

  . If a Benefit Paid from your Contract is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Owner is a non-natural person), or results in cumulative Benefits Paid for the current Contract Year exceeding the Annual Benefit Payment, and the resulting Benefit Base exceeds the Contract Value, an additional reduction in the Benefit Base will be made. This additional reduction will be equal to the difference between the Benefit Base and your Contract Value after the decrease for the Benefits Paid. The Benefit Base will also be reset as a result of an Optional Reset as described below.

   (See Appendix E for examples of how withdrawals affect the Benefit Base.)

   ANNUAL BENEFIT PAYMENT. The Annual Benefit Payment is the maximum amount of your Benefit Base you may withdraw each Contract Year without adversely impacting the amount guaranteed to be available to you through withdrawals over time. The initial Annual Benefit Payment is equal to the initial Benefit Base multiplied by the GWB Withdrawal Rate (7%). The Annual Benefit Payment is reset after each subsequent purchase payment to the greater of: (1) the Annual Benefit Payment before the subsequent purchase payment, and (2) the GWB Withdrawal Rate multiplied by the Benefit Base after the subsequent purchase payment. The Annual Benefit Payment will also be reset as a result of an Optional Reset as described below. You can continue to receive annual withdrawals in an amount equal to or less than your Annual Benefit Payment until your Benefit Base is depleted.

   MANAGING YOUR WITHDRAWALS. It is important that you carefully manage your annual withdrawals. To retain the guarantees of this benefit, your annual withdrawals cannot exceed the Annual Benefit Payment each Contract Year. We refer to withdrawals during a Contract Year that exceed the Annual Benefit Payment as Excess Withdrawals. We do not include withdrawal charges for the purpose of calculating whether you have taken an Excess Withdrawal. YOU SHOULD NOT TAKE EXCESS WITHDRAWALS. If you do take an Excess Withdrawal, or if a withdrawal is not payable to the Contract Owner or the Contract Owner's bank account (or to the Annuitant or the Annuitant's bank account, if the Contract Owner is a non-natural person), the Annual Benefit Payment will be recalculated and may be reduced. THIS REDUCTION MAY BE SIGNIFICANT. The new Annual Benefit Payment will equal the lower of (1) the Annual Benefit Payment before the withdrawal and (2) your Contract Value after the reduction for the withdrawal (including any applicable withdrawal charge) multiplied by the GWB withdrawal rate. Because the GWB charge is assessed as a percentage of the Guaranteed Withdrawal Amount, any decrease of the Annual Benefit Payment caused by an Excess Withdrawal results in an increase in the cost of the benefit relative to the benefits you will receive.

   (See Appendix E for examples of how withdrawals and subsequent purchase payments affect the Annual Benefit Payment.)

   You can always take annual withdrawals less than the Annual Benefit Payment. However, if you choose to receive only a part of, or none of, your Annual Benefit Payment in any given Contract Year, your Annual Benefit Payment is not cumulative and your Benefit Base and Annual Benefit Payment will not increase. For example, if your Annual Benefit Payment is 7% of your Benefit Base and you withdraw only 4% one year, you cannot then withdraw 10% the next year without exceeding your Annual Benefit Payment.

   REQUIRED MINIMUM DISTRIBUTIONS.  For IRAs and other Contracts subject to
Section 401(a)(9) of the Internal Revenue Code, you may be required to take withdrawals to fulfill minimum distribution requirements generally beginning at age 70 1/2. These required distributions may be larger than your Annual Benefit Payment. If you enroll in the Automated Required Minimum Distribution program and elect annual withdrawals, AFTER THE FIRST CONTRACT YEAR, we will increase your Annual Benefit Payment to equal your most recently calculated required minimum distribution amount, if such amounts are greater than your Annual Benefit Payment. Otherwise, any cumulative withdrawals you make to satisfy your required minimum distribution amount will be treated as excess withdrawals if they exceed your Annual Benefit Payment. YOU MUST BE ENROLLED ONLY IN THE AUTOMATED REQUIRED MINIMUM DISTRIBUTION PROGRAM TO QUALIFY FOR THIS INCREASE IN THE ANNUAL BENEFIT PAYMENT. YOU MAY NOT BE ENROLLED IN ANY OTHER SYSTEMATIC WITHDRAWAL PROGRAM. The frequency of your withdrawals must be annual. The Automated Required Minimum

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Distribution program is based on information relating to this Contract only. To enroll in the Automated Required Minimum Distribution program, please contact our Annuity Administrative Office.

   GUARANTEED WITHDRAWAL AMOUNT. We assess the GWB rider charge as a percentage of the Guaranteed Withdrawal Amount, which is initially set at an amount equal to your initial purchase payment plus the GWB Bonus Amount. For purposes of calculating the Guaranteed Withdrawal Amount, B Plus Class bonus credits are not included. The Guaranteed Withdrawal Amount may increase with subsequent purchase payments. In this case, the Guaranteed Withdrawal Amount will be reset equal to the greater of: (1) the Guaranteed Withdrawal Amount before the purchase payment and (2) the Benefit Base after the purchase payment. Withdrawals do not decrease the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will also be reset as a result of an Optional Reset as described below. If your Guaranteed Withdrawal Amount increases, the amount of the Enhanced GWB rider charge we deduct will increase because the rider charge is a percentage of your Guaranteed Withdrawal Amount.

   OPTIONAL RESET. At any Contract Anniversary prior to the 86th birthday of the Owner (or the oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person), you may elect an Optional Reset. The purpose of an Optional Reset is to "lock-in" a higher Benefit Base, which may increase the amount of the Annual Benefit Payment and lengthen the period of time over which these withdrawals can be taken. The Optional Reset will reset the Annual Benefit Payment, Benefit Base and Guaranteed Withdrawal Amount, provided that your Contract Value is larger than the Benefit Base immediately before the reset. We reserve the right to prohibit an Optional Reset election if we no longer offer this benefit. An Optional Reset will:

  . Reset your Guaranteed Withdrawal Amount and Benefit Base equal to the Contract Value on the date of the reset;

  . Reset your Annual Benefit Payment equal to the Contract Value on the date of the reset multiplied by the GWB Withdrawal Rate (7%); and

  . Reset the Enhanced GWB rider charge equal to then current level we charge for the same rider at the time of the reset, up to the maximum charge of 1.00%.

   You may elect either a one-time Optional Reset or Automatic Annual Resets. A one-time Optional Reset is permitted only if: (1) your Contract Value is larger than the Benefit Base immediately before the reset, and (2) the reset occurs prior to the 86th birthday of the Owner (or oldest Joint Owner, or the Annuitant if the Contract is owned by a non-natural person).

   We must receive your request for a one time Optional Reset in accordance with our administrative procedures (currently we require you to submit your request in writing at our Annuity Administrative Office) before the applicable Contract Anniversary. The Optional Reset will take effect on the next Contract Anniversary following our receipt of your written request.

   If you elect Automatic Annual Resets, a reset will occur automatically on any Contract Anniversary if: (1) your Contract Value is larger than the Guaranteed Withdrawal Amount immediately before the reset, and (2) the Contract Anniversary is prior to the 86th birthday of the Owner (or oldest Joint Owner or Annuitant if the Contract is owned by a non-natural person). The same conditions will apply to each Automatic Annual Reset.

   In the event that the charge applicable to Contract purchases at the time of the Automatic Annual Reset is higher than your current Enhanced GWB rider charge, we will notify you in writing a minimum of 30 days in advance of the applicable Contract Anniversary and inform you that you may choose to decline the Automatic Annual Reset. You may discontinue Automatic Annual Resets by notifying us in writing, at our Annuity Service Center (or by any other method acceptable to us), prior to the Contract Anniversary on which a reset may otherwise occur. If you discontinue the Automatic Annual Resets, no reset will occur automatically on any subsequent Contract Anniversary unless you make a new election under the terms described above. (If you discontinue Automatic Annual Resets, the Enhanced GWB rider (and the rider charge) will continue, and you may choose to elect a one- time Optional Reset or reinstate Automatic Annual Resets.)

   It is possible to elect a one-time Optional Reset when the Contract Value is larger than the Benefit Base but smaller than the Guaranteed Withdrawal Amount. (By contrast, an Automatic Annual Reset will never occur if the Contract Value is smaller than the Guaranteed Withdrawal Amount.) If you elect a one-time Optional Reset when the

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Contract Value before the reset was less than the Guaranteed Withdrawal Amount, you would lock in a higher Benefit Base, which would increase the total amount you are guaranteed to receive through withdrawals under the Enhanced GWB rider, and extend the period of time over which you could make those withdrawals. However, you would also decrease the Annual Benefit Payment and the Guaranteed Withdrawal Amount. You should consider electing a onetime Optional Reset when your Contract Value is smaller than the Guaranteed Withdrawal Amount only if you are willing to accept the decrease in the Annual Benefit Payment and Guaranteed Withdrawal Amount in return for locking in the higher Benefit Base. Otherwise, you should only elect a one-time Optional Reset when your Contract Value is larger than the Guaranteed Withdrawal Amount.

   Any benefit of a one-time Optional Reset or Automatic Annual Reset also depends on the current Enhanced GWB rider charge. If the current charge in effect at the time of the reset is higher than the charge you are paying, it may not be beneficial to elect a reset because we will begin applying the higher current charge at the time of the reset (even if a one-time Optional Reset results in a decrease of your Annual Benefit Payment and/or your Guaranteed Withdrawal Amount).

   For Contracts issued prior to July 16, 2007, you may elect an Optional Reset beginning with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday) and at any subsequent Contract Anniversary prior to the Owner's 86th birthday as long as it has been at least three years since the last Optional Reset. Automatic Annual Resets are not available

   CANCELLATION OF THE ENHANCED GWB RIDER. You may elect to cancel the Enhanced GWB rider in accordance with our Administrative Procedures (currently we require you to submit your cancellation request in writing at our Annuity Administrative Office) during the 90-day period following your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. If cancelled, the Enhanced GWB rider will terminate and we will no longer deduct the Enhanced GWB rider charge. The Contract, however, will continue. If you cancel the Enhanced GWB rider, you may not re-elect it.

   TERMINATION OF THE ENHANCED GWB RIDER. The Enhanced GWB rider will terminate upon the earliest of:

      (1) the date you make a full withdrawal of your Contract Value;

      (2) the date you apply all of your Contract Value to an annuity option;

      (3) the date there are insufficient funds to deduct the Enhanced GWB rider charge from your Contract Value (whatever Contract Value is available will be applied to pay the annual Enhanced GWB rider charge);

      (4) the date we receive due proof of the Owner's death and a beneficiary claim form, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, or the Annuitant dies if the Owner is a non-natural person; note: (a) if the spouse elects to continue the Contract (so long as the spouse is less than 85 years old and the Enhanced GWB rider is in effect at the time of continuation), all terms and conditions of the Enhanced GWB rider will apply to the surviving spouse; and (b) we will not terminate the rider until we receive both due proof of the Owner's death and a beneficiary claim form (from certain beneficiaries, such as a trust, we may require additional information, such as the trust document), which means we will continue to deduct the Enhanced GWB rider charge until we receive this information;

      (5) a change of the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) for any reason (currently we follow our administrative procedures regarding termination for a change of Owner or Joint Owner or Annuitant, if a non-natural person owns the Contract);

      (6) The effective date of cancellation of the rider; or

      (7) the termination of your Contract.

   ENHANCED GWB AND ANNUITIZATION. Since the Maturity Date at the time you purchase the Contract is the later of age 95 of the Annuitant or 10 years from Contract issue, you must make an election if you would like to extend your Maturity Date to the latest date permitted (subject to restrictions that may apply in your state and our current established administrative procedures). If you elect to extend your Maturity Date to the latest date permitted, and that date is reached, your Contract must be annuitized (See "Annuity Options"), or you must make a complete withdrawal of your Contract Value.

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   If you annuitize at the latest date permitted, you must elect one of the following options:

      (1) Annuitize the Contract Value under the Contract's annuity provisions.

      (2) Elect to receive the Annual Benefit Payment under the Enhanced GWB rider paid each year until the Benefit Base is depleted. These payments will be equal in amount, except for the last payment that will be in an amount necessary to reduce the Benefit Base to zero.

   If you do not select an Annuity Option or elect to receive payments under the Enhanced GWB rider, we will annuitize your contract under the Variable Life Income with 10-year Period Certain Option. However, if we do, we will adjust your Annuity Payment or the Annuity Option, if necessary, so your aggregate Annuity Payments will not be less than what you would have received under the Enhanced GWB rider.

   ADDITIONAL INFORMATION. If you take a full withdrawal of your Contract Value and the withdrawal does not exceed the Annual Benefit Payment, or your Contract Value is reduced to zero because you do not have a sufficient Contract Value to pay the Enhanced GWB rider charge and your Benefit Base after the withdrawal is greater than zero, we will commence making payments to the Owner or Joint Owner (or to the Annuitant if the Owner is a non-natural person) on a monthly basis (or any mutually agreed upon frequency, but not less frequently than annually) until the Benefit Base is exhausted. Your withdrawal rights then come to an end. Currently, there is no minimum dollar amount for the payments; however, we reserve the right to accelerate any payment, in a lump sum, that is less than $500 (see below). The total annual payments cannot exceed the Annual Benefit Payment, except to the extent required under the Internal Revenue Code. If you or the Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while these payments are being made, your beneficiary will receive these payments. No other death benefit will be paid.

   If the Owner or Joint Owner (or the Annuitant if the Owner is a non-natural person) should die while the Enhanced GWB rider is in effect, your beneficiary may elect to receive the Benefit Base as a death benefit in lieu of any other Contractual death benefits. Otherwise, the provisions of those death benefits will determine the amount of the death benefit and no benefit will be payable under the Enhanced GWB rider.

   If the beneficiary elects the Benefit Base as a death benefit, we will pay the remaining Benefit Base on a monthly basis (or any mutually agreed upon frequency, but no less frequently than annually) until the Benefit Base is exhausted. Except as may be required by the Internal Revenue Code, an annual payment will not exceed the Annual Benefit Payment. If your beneficiary dies while such payments are made, we will continue making the payments to the beneficiary's estate unless we have agreed to another payee in writing. If the Contract is a Non-Qualified Contract, any death benefit must be paid out over a time period and in a manner that satisfies Section 72(s) of the Internal Revenue Code. If the Owner (or the Annuitant , if the Owner is not a natural person) dies prior to the "annuity starting date" (as defined under the Internal Revenue Code and regulations thereunder), the period over which the Benefit Base is paid as a death benefit cannot exceed the remaining life expectancy of the payee under the appropriate IRS tables. For purposes of the preceding sentence, if the payee is a non-natural person, the Benefit Base must be paid out within 5 years from the date of death. Payments under this death benefit must begin within 12 months following the date of death.

   We reserve the right to accelerate any payment, in a lump sum, that is less than $500 or to comply with requirements under the Internal Revenue Code (including minimum distribution requirements for IRAs and other Contracts subject to Section 401(a)(9) of the Internal Revenue Code and Non-Qualified Contracts subject to Section 72(s)). If you terminate the Enhanced GWB rider because (1) you make a total withdrawal of your Contract Value; (2) your Contract Value is insufficient to pay the Enhanced GWB rider charge; or (3) the Contract Owner or Joint Owner (or the Annuitant , if the Owner is a non-natural person) dies, except where the beneficiary or Joint Owner is the spouse of the Owner and the spouse elects to continue the Contract and the spouse is less than 85 years old, you may not make additional purchase payments under the Contract.

DESCRIPTION OF THE GUARANTEED WITHDRAWAL BENEFIT I

   The GWB I rider is no longer available for sale. The GWB I rider is the same as the Enhanced GWB rider described above, with the following differences:

      (1) there is no favorable treatment of required minimum distributions;

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      (2) the GWB I rider charge continues even if your Benefit Base equals zero;

      (3) you may only elect the Optional Reset once every five Contract Years instead of every Contract Year;

      (4) the GWB I rider charge is 0.50% and the maximum GWB I rider charge upon an Optional Reset is 0.95%;

      (5) you do not have the ability to cancel the rider following your fifth Contract Anniversary; and

      (6) we include withdrawal charges for the purposes of determining whether your annual withdrawals exceeded your Annual Benefit Payment.

   By endorsement, the GWB I rider has been enhanced so that items (1) and
(2) above no longer apply and the interval between Optional Resets in item
(3) has been decreased to every three Contract Years. You may now elect an Optional Reset under the GWB I starting with the third Contract Anniversary (as long as it is prior to the Owner's 86th birthday), and you may elect an Optional Reset at any subsequent Contract Anniversary prior to the Owner's 86th birthday, as long as it has been at least three years since the last Optional Reset.

                    GUARANTEED MINIMUM ACCUMULATION BENEFIT

   The Guaranteed Minimum Accumulation Benefit (GMAB) rider is no longer available for sale. The GMAB guarantees that your Contract Value will not be less than a minimum amount at the end of a specified number of years (the "Rider Maturity Date"). If your Contract Value is less than the minimum guaranteed amount at the Rider Maturity Date, we will apply an additional amount to increase your Contract Value so that it is equal to the guaranteed amount. This benefit is intended to protect you against poor investment performance during the accumulation phase of your Contract.

   If you elected the GMAB rider, we require you to allocate your purchase payments and all of your Contract Value to one of the Asset Allocation subaccounts available in your Contract (the MetLife Moderate to Aggressive Allocation Subaccount and the MetLife Aggressive Allocation Subaccount are not available for this purpose). You may also allocate purchase payments to the Enhanced Dollar Cost Averaging program, provided that your destination subaccount is the available Asset Allocation subaccount you have chosen. No transfers are permitted while this rider is in effect.

   The Asset Allocation subaccount you choose will determine the percentage of purchase payments that equal the guaranteed amount. The Asset Allocation subaccounts available if you chose the GMAB rider, the percentage of purchase payments that determines the guaranteed amount, and the number of years to the Rider Maturity Date for each, are:

                                               GUARANTEED AMOUNT
                                                (% OF PURCHASE   YEARS TO RIDER
 ASSET ALLOCATION SUBACCOUNT                       PAYMENTS)     MATURITY DATE
 ---------------------------                   ----------------- --------------
 MetLife Conservative Allocation Subaccount...        130%          10 years
 MetLife Conservative to Moderate Allocation
   Subaccount.................................        120%          10 years
 MetLife Moderate Allocation Subaccount.......        110%          10 years

   For more information on the Asset Allocation subaccounts, please see "Investment Advice" in your contract prospectus as well as the prospectus for the Asset Allocation portfolios the subaccounts invest in.

   You may elect the GMAB rider when you purchase the Contract, up through age
80. However, you may not elect the GMAB rider if you have also elected the Enhanced Death Benefit rider, a GWB rider or a GMIB rider.

   BENEFIT DESCRIPTION. The GMAB rider guarantees that at the Rider Maturity Date, your Contract Value will at least be equal to a percentage of the purchase payments you made during the first 120 days that you held the Contract (the "GMAB Eligibility Period"), less reductions for any withdrawals (and related Withdrawal Charges) that you made at any time before the Rider Maturity Date. The percentage of purchase payments made that determines the guaranteed amount range from 110% to 130%, depending on the Asset Allocation subaccount you selected. This guaranteed amount is the "Guaranteed Accumulation Amount." The Guaranteed Accumulation Amount is used only to determine the amount of any benefit payable under the GMAB feature and the amount of the annual charge

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for the GMAB. There is a maximum Guaranteed Accumulation Amount for your
Contract that is shown on your contract schedule page (currently $5,000,000). Purchase payments made after this maximum Guaranteed Accumulation Amount is reached will not increase the Guaranteed Accumulation Amount above the maximum. However, if you make a withdrawal of Contract Value during the GMAB Eligibility Period that reduces the Guaranteed Accumulation Amount below the maximum, then purchase payments you make after the withdrawal, and during the GMAB Eligibility Period, will increase the Guaranteed Accumulation Amount until it reaches the maximum. Only purchase payments made during the first 120 days that you hold the Contract are taken into consideration in determining the Guaranteed Accumulation Amount. If you anticipate making purchase payments after 120 days, you should understand that such payments will not increase the Guaranteed Accumulation Amount. Purchase payments made after 120 days are added to your Contract Value and impact whether or not a benefit is due under the GMAB feature at the Rider Maturity Date.

   On your Contract's issue date, the Guaranteed Accumulation Amount is equal to a percentage of your initial purchase payment. Subsequent purchase payments made during the GMAB Eligibility Period increase the Guaranteed Accumulation Amount by the percentage amount of the purchase payment (subject to the limit described above) depending on which Asset Allocation subaccount you have selected. When you make a withdrawal from the Contract, the Guaranteed Accumulation Amount is reduced in the same proportion that the amount of the withdrawal (including any related Withdrawal Charge) bears to the total Contract Value.

 EXAMPLE:

      Assume your Contract Value is $100,000 and your Guaranteed Accumulation Amount is $120,000, prior to making a $10,000 withdrawal from the Contract. The withdrawal amount is 10% of the Contract Value. Therefore, after the withdrawal, your Contract Value would be $90,000 and your Guaranteed Accumulation Amount would be $108,000 (90% of $120,000).

   The Guaranteed Accumulation Amount does not represent an amount of money available for withdrawal and is not used to calculate any benefits under the Contract prior to the Rider Maturity Date.

   Purchase payment bonus amounts under the B Plus Class are not considered to be purchase payments under the GMAB rider and are not part of the Guaranteed Accumulation Amount.

   At the Rider Maturity Date, after deduction of the annual charge for the GMAB rider, we will compare your Contract's Contract Value to its Guaranteed Accumulation Amount. If the Contract Value is less than the Guaranteed Accumulation Amount, we will contribute to your Contract Value the amount needed to make it equal the Guaranteed Accumulation Amount. (This added amount is the "Guaranteed Accumulation Payment.") The Guaranteed Accumulation Payment is allocated entirely to the Asset Allocation subaccount you have selected (no portion of the Guaranteed Accumulation Payment is allocated to the EDCA Guaranteed Account).

   If your Contract Value is greater than or equal to the Guaranteed Accumulation Amount at the Rider Maturity Date, then no Guaranteed Accumulation Payment will be paid into your Contract Value. The GMAB rider terminates at the Rider Maturity Date. We will not assess the GMAB Rider Charge after that date, and the related investment requirements and restrictions will no longer apply.

   If your Contract Value is reduced to zero for any reason other than a full withdrawal of the Contract Value or application of the entire Contract Value to an annuity option, but your Contract has a positive Guaranteed Accumulation Amount remaining, the Contract and the GMAB rider will remain in force. No charge for the GMAB rider will be deducted or accrue while there is insufficient Contract Value to cover the deductions for the charge. At the Rider Maturity Date, the Guaranteed Accumulation Payment will be paid into the Contract.

   Purchase payments made after the 120 day GMAB Eligibility Period may have a significant impact on whether or not a Guaranteed Accumulation Payment is due at the Rider Maturity Date. Even if purchase payments made during the 120 day GMAB Eligibility Period lose significant value, if the Contract Value, which includes all purchase payments, is equal to or greater than the Guaranteed Accumulation Amount, which is a percentage of your purchase payments made during the 120 day period, then no Guaranteed Accumulation Payment is made. Therefore, the GMAB rider may not be appropriate for you, if you intend to make additional purchase payments after the GMAB Eligibility Period.

 EXAMPLE:

      Assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000 (110% of your $10,000 purchase payment). Assume that at the Rider Maturity Date, your Contract Value is $0. The Guaranteed Accumulation Payment is $11,000 ($11,000 - $0 = $11,000).

      In contrast, assume that you make one $10,000 purchase payment during the 120 day GMAB Eligibility Period and you select the MetLife Moderate Allocation Subaccount. Therefore, the Guaranteed Accumulation Amount is $11,000. Also assume that on the day before the Rider Maturity Date your Contract Value is $0. Assume that you decide to make one purchase payment on the day before the Rider Maturity Date of $11,000. At the Rider Maturity Date, assume there has not been any positive or negative investment experience for the one day between your purchase payment and the Rider Maturity Date. Consequently, your Contract Value is $11,000. We would not pay a Guaranteed Accumulation Payment because the Contract Value of $11,000 is equal to the Guaranteed Accumulation Amount of $11,000 ($11,000 - $11,000 = $0).

   CURRENT RESTRICTIONS ON SUBSEQUENT PURCHASE PAYMENTS. Subsequent purchase payments under the Guaranteed Minimum Accumulation Benefit are restricted as described in "THE CONTRACTS--Restrictions on Subsequent Purchase Payments."

   RIDER TERMINATION.  The GMAB rider will terminate at the earliest of:
(1) the Rider Maturity Date; (2) the date you surrender the Contract; (3) the date you cancel the GMAB rider, as described below; (4) the date you apply all of your Contract Value to an annuity option; and (5) the date of death of the Owner or Joint Owner (or Annuitant if the Owner is a non-natural person) unless the Beneficiary is the spouse of the Owner and elects to continue the Contract under the spousal continuation provisions of the Contract.

   Once the rider is terminated, the GMAB Rider Charge will no longer be deducted and the related investment requirements and limitations will no longer apply. If the rider is terminated before the Rider Maturity Date, the Guaranteed Accumulation Payment will not be paid.

   CANCELLATION. You have a one-time right to cancel this optional benefit, to take effect on your fifth Contract Anniversary. We must receive your request in writing at our Annuity Administrative Office within the 90-day period after your fifth Contract Anniversary. Such cancellation will take effect upon our receipt of your request. Once you have cancelled the GMAB rider, you will no longer be eligible to receive the Guaranteed Accumulation Payment or be bound by the investment requirements and restrictions, and we will no longer deduct the charge for this rider.

GMAB RIDER CHARGE

   The GMAB Rider charge is equal to 0.75% of the GMAB Guaranteed Accumulation Amount at the end of the prior Contract Year. The GMAB Rider Charge is deducted on each Contract Anniversary from your Contract Value pro rata from your Contract's Asset Allocation subaccount and the EDCA Guaranteed Account in the ratio each account bears to your total Contract Value. We take amounts from the Subaccount that is part of the Separate Account by cancelling accumulation units from the Separate Account. If you make a full withdrawal (surrender) of your Contract Value or you apply your Contract Value to an annuity option, we will assess a pro rata portion of the GMAB Rider Charge based on the number of whole months since the last Contract Anniversary.

   GMAB AND DECEDENT CONTRACTS. Note that the GMAB is not available for purchase by a Beneficiary under a decedent's Non-Qualified Contract (see "FEDERAL INCOME TAX CONSIDERATIONS") or IRA Contract (or where otherwise offered, under any other Contract which is being "stretched" by a Beneficiary after the death of the Contract Owner or after the death of the Annuitant in certain cases) because, under tax rules, such Contracts generally require distributions to commence by the end of the calendar year following the year of the Contract Owner's death and such distributions will have the effect of reducing the usefulness of the GMAB.

SUMMARY OF LIVING BENEFIT RIDERS

   The chart below highlights certain differences among the living benefit riders. Please refer to the detailed descriptions above for specific information about the features, costs and restrictions associated with the riders.*

                                                                       WITHDRAWAL GUARANTEES
                                                      --------------------------------------------------------
                                                               LIFETIME
                                   INCOME                     WITHDRAWAL
                                 GUARANTEES                    GUARANTEE                    ENHANCED
                                 GMIB PLUS II                   I & II                        GWB
--------------------------------------------------------------------------------------------------------------
LIFETIME INCOME           Yes (after waiting period)  Yes (if first withdrawal on              No
                                                         or after age 59 1/2)
--------------------------------------------------------------------------------------------------------------
BENEFIT RIDER INVOLVES               Yes                          No                           No
ANNUITIZATION
--------------------------------------------------------------------------------------------------------------
WITHDRAWALS PERMITTED/1/    Prior to annuitization                Yes                         Yes
--------------------------------------------------------------------------------------------------------------
WAITING PERIOD            Must wait 10 years to       None (age 59 1/2 for                    None
                          annuitize under rider;      lifetime withdrawals)
                          Optional Step-Up restarts
                          waiting period;
                          Withdrawals available
                          immediately
--------------------------------------------------------------------------------------------------------------
RESET/STEP-UP                        Yes                          Yes                         Yes
--------------------------------------------------------------------------------------------------------------
MAY INVEST IN VARIABLE      Prior to annuitization                Yes                         Yes
ACCOUNT
--------------------------------------------------------------------------------------------------------------
INVESTMENT ALLOCATION                Yes                          Yes                          No
REQUIREMENTS
--------------------------------------------------------------------------------------------------------------
ABILITY TO CANCEL RIDER   Yes, after 10 years, can    Yes, at 5th, 10th & 15th     Yes, within 90 days after
                          take lump-sum option        Contract Anniversary,        5th Contract Anniversary
                          under the GPO provisions    annually thereafter; or,
                                                      lump-sum option under
                                                      the GPA provisions after
                                                      15 years
--------------------------------------------------------------------------------------------------------------
DEATH BENEFIT             Prior to annuitization,     Contract death benefit or    Ability to receive Benefit
                          Contract death benefit      alternate rider death        Base in series of
                          available/2/                benefit; ability to receive  payments instead of
                                                      Remaining Guaranteed         Contract death benefit
                                                      Withdrawal Amount in
                                                      series of payments
                                                      instead of Contract death
                                                      benefit
--------------------------------------------------------------------------------------------------------------
CURRENT RIDER CHARGES/3/  GMIB Plus II: 1.00%         LWG II: 1.25% (Single           Enhanced GWB: 0.55%
                                                      Life version) or 1.50%
                                                      (Joint Life version);
                                                      LWG I: 0.50% (Single Life
                                                      version) or 0.70% (Joint
                                                      Life version)
--------------------------------------------------------------------------------------------------------------

----------
*For a description of the GMAB, GMIB I, GMIB II, GMIB Plus I and GWB I riders, which are no longer available, see "Living Benefits" above.

/1/Withdrawals will reduce the living and death benefits and Contract Value.

/2/If the Contract is annuitized, annuity payments may be guaranteed for a certain period of time (depending on the annuity option selected) and therefore payable upon death of the annuitant. See "ANNUITY PAYMENTS" and the rider descriptions for more information.

/3/Certain rider charges may increase upon a Optional Reset or Optional
  Step-Up. Generally, rider charges are assessed as a percentage of the guaranteed benefit rather than account value. For example, the charge for GMIB Plus II is 1.00% of the Income Base. See "ASSET-BASED INSURANCE CHARGE, WITHDRAWAL CHARGE AND OTHER DEDUCTIONS" and the individual rider descriptions for more information.

                RETIREMENT PLANS OFFERING FEDERAL TAX BENEFITS

   The federal tax laws provide for a variety of retirement plans offering tax benefits. These plans, which may be funded through the purchase of the individual variable annuity contracts offered in this prospectus, include:

      1. Plans qualified under Section 401(a) of the Code ("Qualified Plans");
   and

      2. Individual retirement accounts adopted by or on behalf of individuals pursuant to Section 408(a) of the Code and individual retirement annuities purchased pursuant to Section 408(b) of the Code (both of which may be referred to as "IRAs"), including simplified employee pension plans and salary reduction simplified employee pension plans, which are specialized IRAs that meet the requirements of Section 408(k) of the Code ("SEPs" and "SARSEPs"), Simple Retirement Accounts under Section 408(p) of the Code ("SIMPLE IRAs") and Roth Individual Retirement Accounts under Section 408A of the Code ("Roth IRAs"). SARSEPs are only allowed if the Plan was established prior to January 1, 1997.

   An investor should consult a qualified tax or other advisor as to the suitability of a Contract as a funding vehicle for retirement plans qualifying for tax-favored treatment, as to the rules underlying such plans and as to the state and federal tax aspects of such plans. In particular, the Contract is not intended for use with annuity purchase plans adopted by public schools and certain tax-exempt organizations pursuant to Section 403(b) of the Code ("TSA Plans") that are subject to ERISA. The Company will not provide all the administrative support appropriate for such plans. Accordingly, the Contract should not be purchased for use with such plans. The Contract previously was available for use in TSA Plans funded solely by transfers from existing 403(b) plans (so-called "90-24 transfers") and which are not otherwise subject to ERISA. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments. Such additional payments may have significant adverse tax consequences. (See "FEDERAL INCOME TAX CONSIDERATIONS.") The Company may make the Contract available for use with
Section 401(k) plans.

   A summary of the federal tax laws regarding contributions to, and distributions from, the above tax benefited retirement plans may be found below under "FEDERAL INCOME TAX CONSIDERATIONS--Taxation of Qualified Contracts." It should be understood that should a tax-favored retirement plan lose its qualification for tax-exempt status, employees will lose some of the tax benefits described herein.

   In the case of certain TSA Plans, IRAs and Roth IRAs, the individual variable annuity contracts offered in this prospectus comprise the retirement "plan" itself. These Contracts will be endorsed, if necessary, to comply with federal and state legislation governing such plans, and such endorsements may alter certain Contract provisions described in this prospectus. Refer to the Contracts and any endorsements for more complete information.

   Because the underlying tax-favored retirement plan itself provides tax deferral, whether or not a variable annuity is purchased, you should consider whether the features and benefits unique to variable annuities are appropriate for your needs when purchasing a Qualified Contract.

                       FEDERAL INCOME TAX CONSIDERATIONS

   The following discussion is general in nature and is not intended as tax advice. Each person concerned should consult a competent tax advisor. No attempt is made to consider any applicable state tax or other tax laws, or to address any federal estate, or state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract.

   When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money--generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your contract is called a QUALIFIED Contract. If your annuity is independent of any formal retirement or pension plan, it is termed a NON-QUALIFIED Contract. The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

   Under current federal income tax law, the taxable portion of distributions under qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

   OWNER CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Contracts, we believe that the Owner of a Contract should not be treated as the owner of the separate account assets. We reserve the right to modify the Contracts to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Contracts from being treated as the owners of the underlying separate account assets.

TAXATION OF NON-QUALIFIED CONTRACTS

   NON-NATURAL PERSON. If a non-natural person (e.g., a trust) owns a Non-Qualified Contract, the taxpayer generally must include in income any increase in the excess of the account value over the investment in the Contract (generally, the premiums or other consideration paid for the Contract) during the taxable year. There are some exceptions to this rule and a prospective owner that is not a natural person should discuss these with a tax adviser.

   Naming a non-natural person, such as a trust or estate, as a designated beneficiary may eliminate the ability to stretch the payment over an individual's life or life expectancy, and may also eliminate the ability to continue these benefits beyond the otherwise allowed payout period under the Code.

   The following discussion generally applies to Contracts owned by natural persons.

   WITHDRAWALS. When a withdrawal from a Non-Qualified Contract occurs, the amount received will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the account value immediately before the distribution over the Owner's investment in the Contract (generally, the premiums or other consideration paid for the Contract, reduced by any amount previously distributed from the Contract that was not subject to tax) at that time. In the case of a surrender under a Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the Owner's investment in the Contract.

   It is conceivable that charges for certain optional benefits under a variable annuity contract, such as any enhanced death benefit in excess of the Standard Death Benefit, may be considered as deemed distributions subject to immediate taxation. The Issuer currently intends to treat these charges as an intrinsic part of the annuity contract and does not tax report these as taxable income. However, it is possible that this may change in the future if we determine that this is required by the IRS. If so, the charge could also be subject to a 10% penalty tax if the taxpayer is under age 59 1/2.

   The tax treatment of withdrawals under such a benefit is also uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining guaranteed minimum withdrawal benefit base at the time of the withdrawal if greater than the Contract Value (prior to surrender charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, the Issuer intends to tax report such withdrawals using the gross Contract Value rather than the remaining Benefit Base to determine gain. However, in cases where the maximum permitted withdrawal in any year under the GMWB exceeds the gross Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under this benefit and the remaining after-tax basis immediately preceding the withdrawal. Consult your tax adviser prior to selecting any optional benefit under the Contract.

   PENALTY TAX ON CERTAIN WITHDRAWALS. In the case of a distribution (or a deemed distribution) from a Non-Qualified Contract, there may be imposed a federal tax penalty (in addition to ordinary income tax) equal to 10% of the amount treated as income. In general, however, there is no penalty on distributions:

  .  made on or after the taxpayer reaches age 59 1/2;

  .  made on or after the death of an Owner;

  .  attributable to the taxpayer's becoming disabled;

  . made as part of a series of substantially equal periodic payment (at least annually) for the life (or life expectancy) of the taxpayer or the joint lives (or life expectancies) of the taxpayer and his or her designated beneficiary; or

  . under certain single premium immediate annuities providing for substantially equal payments made at least annually and where the annuity date is no later than one year from the date of purchase.

   Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a tax adviser with regard to exceptions from the penalty tax.

   ANNUITY PAYMENTS. Although tax consequences may vary depending on the payout option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of any annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income. Once the investment in the Contract has been recovered through the use of the excludable amount, the entire amount of all future payments are includable in taxable income.

   In general, the amount of each payment under a variable annuity payment option that can be excluded from federal income tax is the remaining after-tax cost in the amount annuitized at the time such payments commence, divided by the number of expected payments, subject to certain adjustments. No deduction is permitted for any excess of such excludable amount for a year over the annuity payments actually received in that year. However, you may elect to increase the excludable amount attributable to future years by a ratable portion of such excess. Consult your tax advisor as to how to make such election and also as to how to treat the loss due to any unrecovered investment in the contract when the income stream is terminated.

   The federal income tax treatment of an annuity payment option that contains a commutation feature (i.e., an annuity payment option that permits the withdrawal of a commuted value) is uncertain. Specifically, it is possible that
(a) all payments made under the annuity payment option will be taxed as withdrawals, on an income-first basis, rather than as annuity payments, a portion of which would be excludable from income as a return of investment in the contract, or (b) the ability to fully recover the investment in the contract over the annuity payment period may be limited due to the reduction or elimination of future annuity payments that would have each had an excludable amount.

   Additionally, it is uncertain whether the exercise of a commutation feature under a joint and survivor variable life annuity payment option constitutes an exchange into a deferred annuity, thus requiring payout of any remaining interest in the deferred annuity within five years of an owner's death (or the primary annuitant's death where the owner is not a natural person) or over the designated beneficiary's life (or over a period no longer than the beneficiary's remaining life expectancy) with such payments beginning within 12 months of the date of death if an owner dies during the certain period for such payout option. Accordingly, we reserve the right to restrict the availability of the commutation feature or to require the value of all remaining income payments be paid to the designated beneficiary or to the surviving joint annuitant, as the case may be, in a lump sum after proof of an owner's death (or of a primary annuitant's death, where the owner is not a natural person) during the certain period to comply with these tax law requirements.

   Annuity income payments and amount received on the exercise of a withdrawal or partial withdrawal from an annuity option under your non-qualified contract may not be transferred in a tax-free exchange into another annuity contract. In accordance with our procedures, such amounts will instead be taxable under the rules for annuity income payments or withdrawals, whichever is applicable.

   Additionally, if you are under age 59 1/2 at the time annuity income payments commence and intend the annuity income payments to constitute an exception to the 10% penalty tax, any attempt to make a tax-free transfer or rollover (whether for non-qualified or qualified annuities) prior to the later of (a) age 59 1/2, or (b) five years after annuity income payments commence, will generally invalidate the exception and subject you to additional penalties and interest.

   The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between investment subaccounts after the annuity starting date. Consult your own tax advisor.

   Beginning January 1, 2013, a new 3.8% Medicare contribution tax will be imposed on the "net investment income" of certain individuals whose income exceeds certain threshold amounts (Health Care and Education Reconciliation Act of 2010). For purposes of this tax, net investment income will include income from nonqualified annuity contracts (as well as interest, dividends and certain other items).

   The new 3.8% Medicare tax is imposed on the lesser of

      1. the taxpayer's "net investment income," (from nonqualified annuities, interest, dividends, etc., offset by specified allowable deductions), or

      2. the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

   "Net investment income" in Item 1 does not include distributions from tax-qualified plans (i.e., arrangements described in IRC (S)(S)401(a), 403(a), 403(b), 408, 408A or 457(b)), but such income will increase modified adjusted gross income in Item 2.

   The IRS has issued proposed guidance regarding this income surtax. You should consult your tax advisor regarding the applicability of this tax to income you would receive under this annuity contract.

   PARTIAL ANNUITIZATION. We will treat the application of less than your entire Contract Value under a Non-Qualified Contract to a pay-out option (receiving annuity income payments) as a taxable withdrawal for federal income tax purposes and also as subject to the 10% penalty tax (if you are under age 59 1/2 ) in addition to ordinary income tax. Starting in 2011, if your Contract allows and you elect to apply less than the entire Contract Value to a pay-out option provided under the Contract ("partial annuitization"), an exclusion ratio will apply to the annuity payments you receive, provided the payout period is 10 years or more, or for the life of one or more individuals. Your after-tax purchase payments in the Contract will be allocated pro rata between the annuitized portion of the Contract and the portion that remains deferred. Consult your tax adviser prior to partially annuitizing your contract.

   TAXATION OF DEATH BENEFIT PROCEEDS. Amounts may be distributed from a Contract because of your death or the death of the Annuitant. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a surrender of the Contract, or (ii) if distributed under a payout option, they are taxed in the same way as annuity payments. See the Statement of Additional Information as well as page A-162 of this prospectus for a general discussion on the federal income tax rules applicable to how death benefits must be distributed.

   TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT. Where otherwise permitted under the terms of the Contract, a transfer or assignment of ownership of a Contract, the designation or change of an annuitant, the selection of certain maturity dates, or the exchange of a Contract may result in certain adverse tax consequences to you that are not discussed herein. An owner contemplating any such transfer, assignment, exchange, or event should consult a tax advisor as to the tax consequences.

   WITHHOLDING. Annuity distributions are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   MULTIPLE CONTRACTS. The tax law provides deferred annuities issued after October 21, 1988 by the same insurance company or an affiliate in the same calendar year to the same owner are combined for tax purposes. As a result, a greater portion of your withdrawals may be considered taxable income than you would otherwise expect. Please consult your tax advisor.

   FURTHER INFORMATION. We believe that the Contracts will qualify as annuity contracts for federal income tax purposes and the above discussion is based on that assumption. Further details may be found in the Statement of Additional Information under the heading "Tax Status of the Contracts."

TAXATION OF QUALIFIED CONTRACTS

   The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Qualified Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Qualified Contract. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

   WITHDRAWALS. In the case of a withdrawal under a Qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance or accrued benefit under the retirement plan. The "investment in the contract" generally equals the amount of any non-deductible purchase payments paid by or on behalf of any individual. In many cases, the "investment in the contract" under a Qualified Contract can be zero.

   INDIVIDUAL RETIREMENT ACCOUNTS (IRA's), as defined in Section 408 of the Internal Revenue Code (Code), permit individuals to make annual contributions of up to the lesser of the applicable dollar amount for the year (for 2013, $5,500 plus, for Owner's age 50 or older, $1,000) or the amount of compensation includible in the individual's gross income for the year. The contributions may be deductible in whole or in part, depending on the individual's income. If contributions are being made under a SEP or SARSEP plan of your employer, additional amounts may be contributed as permitted by the Code and the terms of the employer's plan. Distributions from certain retirement plans may be "rolled over" into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than non-deductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1/2, unless an exception applies. The IRS could conceivably take the position that the offering of death benefits in excess of the greater of (a) Contract Value or (b) return of premium (adjusted for prior distributions) adversely affects the qualification of the Contract as an IRA. Disqualification of the Contract as an IRA could result in the immediate taxation of amounts held in the Contract and the imposition of penalty taxes. THE IRS HAS APPROVED THE FORM OF THE TRADITIONAL IRA ENDORSEMENT AND SIMPLE IRA ENDORSEMENT FOR USE WITH THE CONTRACT AND CERTAIN RIDERS, INCLUDING RIDERS PROVIDING FOR DEATH BENEFITS IN EXCESS OF PREMIUMS PAID. PLEASE BE AWARE THAT THE IRA OR SIMPLE IRA CONTRACT ISSUED TO YOU MAY DIFFER FROM THE FORM OF THE TRADITIONAL IRA OR SIMPLE IRA APPROVED BY THE IRS BECAUSE OF SEVERAL FACTORS SUCH AS DIFFERENT RIDERS AND STATE INSURANCE REQUIREMENTS. ADDITIONALLY, SUCH APPROVAL AS TO THE FORM OF THE CONTRACT BY THE IRS DOES NOT CONSTITUTE ANY APPROVAL OR ENDORSEMENT AS TO THE INVESTMENT PROGRAM THEREUNDER.

   SIMPLE IRA'S permit certain small employers to establish SIMPLE plans as provided by Section 408(p) of the Code, under which employees may elect to defer to a SIMPLE IRA a percentage of compensation up to $12,000 for 2013. The sponsoring employer is generally required to make matching or non-elective contributions on behalf of employees. Distributions from SIMPLE IRA's are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee's participation in the plan.

   ROTH IRAS, as described in Code section 408A, permit certain eligible individuals to make non-deductible contributions to a Roth IRA in cash or as a rollover or transfer from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA is generally subject to tax, and other special rules apply. The Owner may wish to consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years. Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1/2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

   CORPORATE PENSION AND PROFIT-SHARING PLANS under Section 401(a) of the Code allow corporate employers to establish various types of retirement plans for employees, and self-employed individuals to establish qualified plans for themselves and their employees. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract. The Contract has an enhanced death benefit that in some cases may exceed the greater of the premium payments or the account value.

   TAX SHELTERED ANNUITIES under section 403(b) of the Code allow employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premium payments made, within certain limits, on a contract that will provide an annuity for the employee's retirement. These premium payments may be

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subject to FICA (social security) tax. Distributions of (1) salary reduction contributions made in years beginning after December 31, 1988; (2) earnings on those contributions; and (3) earnings on amounts held as of the close of the last year beginning before January 1, 1989, are not allowed prior to age
59 1/2, severance from employment, death or disability. Salary reduction contributions may also be distributed upon hardship, but would generally be subject to penalties under new IRS regulations affecting 403(b) plans and arrangements.

   Under IRS regulations adopted in 2007, employers must meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax-deferred status under 403(b). These regulations were generally effective January 1, 2009. Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax-deferred status under 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed after September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made after September 24, 2007, to a contract that was funded by a 90-24 transfer on or before September 24, 2007, may subject the contract to this new employer requirement.

   In consideration of these regulations, the Contract is no longer available for purchase as a transfer. If your Contract was issued previously in a 90-24 transfer completed on or before September 24, 2007, we urge you to consult with your tax advisor prior to making additional purchase payments.

   DEATH BENEFITS. FOR CONTRACTS PURCHASED IN CONNECTION WITH QUALIFIED PLANS UNDER SECTION 401(A) OR TSA PLANS UNDER SECTION 403(B), CERTAIN DEATH BENEFITS COULD CONCEIVABLY BE CHARACTERIZED AS AN INCIDENTAL BENEFIT, THE AMOUNT OF WHICH IS LIMITED IN CERTAIN PENSION OR PROFIT-SHARING PLANS. BECAUSE THE DEATH BENEFIT IN CERTAIN CASES MAY EXCEED THIS LIMITATION, EMPLOYERS USING THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD CONSULT THEIR TAX ADVISER.

   ELIGIBLE SECTION 457(B) PLANS, while not actually providing for a qualified plan as that term is normally used, provides for certain eligible deferred compensation plans with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities and certain affiliates of such entities, and tax exempt organizations. The Contract can be used with such plans. Under such plans a participant may specify the form of investment in which his or her participation will be made. Under a non-governmental plan, all such investments, however, are owned by and are subject to, the claims of the general creditors of the sponsoring employer (which must be a tax-exempt entity under Section 501(c) of the Code). In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

   REQUIRED MINIMUM DISTRIBUTIONS ("RMDS"). Qualified Contracts (including contracts issued under Section 457(b) plans) have minimum distribution rules that govern the timing and amount of distributions. You should refer to your retirement plan, adoption agreement, or consult a tax adviser for more information about these distribution rules. Failure to meet such rules generally results in the imposition of a 50% excise tax on the amount which should have been, but was not, distributed.

   Under final income tax regulations regarding minimum distribution requirements, in general, the value of all benefits under a deferred annuity (including death benefits in excess of Contract Value, as well as all living benefits) must be added to the Contract Value in computing the amount required to be distributed over the applicable period.

   The final required minimum distribution regulations permit income payments to increase due to "actuarial gain" which includes the investment performance of the underlying assets, as well as changes in actuarial factors and assumptions under certain conditions. Additionally, withdrawals may also be permitted under certain conditions. The new rules are not entirely clear, and you should consult with your own tax advisor to determine whether your variable income annuity will satisfy these rules for your own situation.

   SUSPENSION OF MINIMUM DISTRIBUTION RULES DURING 2009. For RMDs following the death of the Owner or Annuitant of a Qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a Contract Owner who died in 2007, the five-year period would end in 2013 instead of 2012. The RMD rules are complex, so consult with your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 RMD waiver.

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   OTHER TAX ISSUES.  Distributions from Qualified Contracts generally are subject to withholding for the Owner's federal income tax liability. The withholding rate varies according to the type of distribution and the Owner's tax status. The Owner will be provided the opportunity to elect not to have tax withheld from distributions.

   "Taxable eligible rollover distributions" from section 401(a), 403(a), 403(b) and governmental Section 457(b) plans are subject to a mandatory federal income tax withholding of 20%. An eligible rollover distribution is any distribution to an employee (or employee's spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, distributions in a specified annuity form or hardship distributions. The 20% withholding does not apply, however, if the employee chooses a "direct rollover" from the plan to a tax-qualified plan, IRA or tax sheltered annuity or to a governmental 457 plan that agrees to separately account for rollover contributions. Effective
March 28th 2005, certain mandatory distributions made to participants in an amount in excess of $1,000 must be rolled over to an IRA designated by the Plan, unless the participant elects to receive it in cash or roll it over to a different IRA or eligible retirement plan of his or her own choosing. General transitional rules apply as to when plans have to be amended. Special effective date rules apply for governmental plans and church plans.

   TAX CREDITS AND DEDUCTIONS. We may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Contract Owners since the Company is the owner of the assets from which the tax benefits are derived.

   GUARANTEED BENEFITS. If you have purchased the Guaranteed Withdrawal Benefit or Enhanced Guaranteed Withdrawal Benefit, note the following:

   The tax treatment of withdrawals under such a benefit is uncertain. It is conceivable that the amount of potential gain could be determined based on the remaining amounts guaranteed to be available for withdrawal at the time of the withdrawal if greater than the Contract Value (prior to Withdrawal Charges). This could result in a greater amount of taxable income in certain cases. In general, at the present time, we intend to tax report such withdrawals using the Contract Value rather than the remaining benefit to determine gain. However, in cases where the maximum permitted withdrawal in any year under any version of the Guaranteed Withdrawal Benefit exceeds the Contract Value, the portion of the withdrawal treated as taxable gain (not to exceed the amount of the withdrawal) should be measured as the difference between the maximum permitted withdrawal amount under the benefit and the remaining after-tax basis immediately preceding the withdrawal.

   We reserve the right to change its tax reporting practices where we determine that it is not in accordance with IRS guidance (whether formal or informal).

   COMMUTATION FEATURES UNDER ANNUITY PAYMENT OPTIONS. Please be advised that the tax consequences resulting from the election of an annuity payment option containing a commutation feature is uncertain and the IRS may determine that the taxable amount of the annuity payments and withdrawals received for any year COULD BE GREATER THAN OR LESS THAN THE TAXABLE AMOUNT REPORTED BY THE COMPANY. The exercise of the commutation feature also may result in adverse tax consequences including:

  . The imposition of a 10% penalty tax on the taxable amount of the commuted value, if the taxpayer has not attained age 59 1/2 at the time the withdrawal is made. This 10% penalty tax is in addition to the ordinary income tax on the taxable amount of the commuted value.

  . The retroactive imposition of the 10% penalty tax on annuity payments received prior to the taxpayer attaining age 59 1/2.

  . The possibility that the exercise of the commutation feature could adversely affect the amount excluded from federal income tax under any annuity payments made after such commutation.

   See also the discussion of commutation features under "Annuity Payments." A payee should consult with his or her own tax advisor prior to electing to annuitize the contract and prior to exercising any commutation feature under an annuity payment option.

   FEDERAL ESTATE TAXES. While no attempt is being made to discuss the federal estate tax implications of the Contract, you should keep in mind that the value of an annuity contract owned by a decedent and payable to a

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beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

   GENERATION-SKIPPING TRANSFER TAX. Under certain circumstances, the Code may impose a "generation skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

   ANNUITY PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

   PUERTO RICO TAX CONSIDERATIONS. The Puerto Rico Internal Revenue Code of 2011 (the "2011 P.R. Code") taxes distributions from non-qualified annuity contracts differently than in the U.S. Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 P.R. Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis. The amount of income on annuity distributions (payable over your lifetime) is also calculated differently under the 2011 P.R. Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the Internal Revenue Service issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 P.R. Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with your tax advisor regarding the tax consequences of purchasing an annuity contract and/or any proposed distribution, particularly a partial distribution or election to annuitize.

POSSIBLE TAX LAW CHANGES

   Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Contract.

   We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

                                 VOTING RIGHTS

   We are the legal owner of the Eligible Fund shares held in the Variable Account and have the right to vote those shares at meetings of the Eligible Fund shareholders. However, to the extent required by federal securities law, we will give you, as Contract Owner, the right to instruct us how to vote the shares that are attributable to your Contract.

   Prior to annuitization, we determine the number of votes on which you have a right to instruct us, on the basis of your percentage interest in a subaccount and the total number of votes attributable to the subaccount. After annuitization, the number of votes attributable to your Contract is determined on the basis of the reserve for your future annuity payments and the total number of votes attributable to the subaccount. After annuitization the votes attributable to your Contract decrease as reserves underlying your Contract decrease.

   We will determine, as of the record date, if you are entitled to give voting instructions and the number of shares as to which you have a right of instruction. If we do not receive timely instructions from you, we will vote

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your shares for, against, or withheld from voting on any proposition in the same proportion as the shares held in that subaccount for all policies or contracts for which we have received voting instructions.

   We will vote for Eligible Fund shares held in our general investment account (or any unregistered separate account for which voting privileges are not given) in the same proportion as the aggregate of (i) the shares for which we received voting instructions and (ii) the shares that we vote in proportion to such voting instructions.

   The effect of this proportional voting is that a small number of Contract Owners may control the outcome of a vote.

                         DISTRIBUTION OF THE CONTRACTS

   We have entered into a distribution agreement with our affiliate, New England Securities Corporation ("Distributor"), for the distribution and sale of the Contracts. Distributor offers the Contracts through its sales representatives. Distributor may also enter into selling agreements with other affiliated broker-dealers ("selling firms") for the sale of the Contracts. Distributor is a member of the Financial Industry Regulatory Authority (FINRA). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line. We pay commissions to Distributor for sales of the Contracts by its sales representatives, as well as selling firms. Each of the Eligible Funds make payments to Distributor under their distribution plans in consideration of services provided and expenses incurred by Distributor in distributing Fund shares (see "Fee Table--Annual Eligible Fund Operating Expenses" and the Eligible Fund prospectuses). These payments range from 0.15% to 0.25% of Variable Account assets invested in a particular Eligible Fund. Distributor may also receive brokerage commissions on securities transactions initiated by an investment adviser of an Eligible Fund. Additionally, we pay American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series, a percentage of all amounts allocated to the American Funds Bond Fund, American Funds Growth Fund, the American Funds Growth-Income Fund, American Funds Global Small Capitalization Fund, American Funds Balanced Allocation Portfolio, American Funds Moderate Allocation Portfolio, and the American Funds Growth Allocation Portfolio for the services it provides in marketing the Funds' shares in connection with the Contract.

   Distributor's sales representatives receive cash payments for the products they sell and service based upon a "gross dealer concession" model. The cash payments received are equal to part or all of the gross dealer concession amounts described below. The percentage the sales representative receives is determined by a formula that takes into consideration the amount of proprietary products the sales representative sells and services. Proprietary products are products issued by us or an affiliate. Because sales of proprietary products are a factor in determining the percentage of the gross dealer concession amount to which Distributor's sales representatives are entitled, these sales representatives have an incentive to favor sale of the Contract over similar products issued by non-affiliates.

   With respect to the Contract, the gross dealer concession is up to 7.50% of each purchase payment, and, starting as early as the second Contract Year, is up to 1.14% of the Contract Value each year the Contract is in force. We do not currently but reserve the right to pay lower gross dealer concession on purchase payments allocated to the Fixed Account and/or Guaranteed Account than we do for purchase payments allocated to the Variable Account. All or a portion of gross dealer concession may be returned if the Contract is not continued through the first Contract Year. Gross dealer concession may also be paid if the Contract is annuitized. The amount of this gross dealer concession payable upon annuitization depends on several factors, including the number of years the Contract has been in force.

   Distributor also makes payments for the sale of the Contracts to the Managing Partner who supervises the sales representative. Payments to the Managing Partners vary and depend on a number of factors, including sales of proprietary products, the sales representative's level of sales, as well as the level of sales by all sales representatives in the Managing Partner's agency. Because the sales made by the representatives they supervise are a factor in determining Managing Partners' compensation, they also have an incentive to favor the sales of proprietary products. Managing Partners may pay a portion of their cash compensation to their sales representatives.

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   Distributor's sales representatives and their Managing Partners (and the sales representatives and managers of our affiliates) may also be eligible for additional cash compensation such as bonuses, equity awards (for example, stock options), training allowances, supplemental salary, financing arrangements, marketing support, medical and retirement benefits and other insurance and non-insurance benefits. The amount of this additional compensation is based on the amount of proprietary products sold. Sales representatives must meet a minimum level of sales of proprietary products in order to maintain agent status with us and in order to be eligible for most of the cash compensation described above.

   Sales representatives and their managers are also eligible for various non-cash compensation programs that the Company offers, such as conferences, trips, prizes, and awards. In addition, Distributor's sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. Other payments may be made for other services that do not directly involve the sale of the Contracts. These services may include the recruitment and training of personnel, production of promotional literature, and similar services.

   In addition to the payments listed above, NELICO makes certain payments to its business unit or to the business unit of its affiliate that is responsible for the operation of the distribution systems through which the Contract is sold. This amount is part of the total compensation paid for the sale of the Contract.

   Receipt of the cash compensation described above may provide sales representatives and their Managing Partners with an incentive to favor the sale of proprietary products over similar products issued by non-affiliates.

   The commissions payable for Contract sales by selling firms (affiliated and non affiliated) will not exceed that described above. Selling firms pay their sales representatives all or a portion of the commissions received for their sales of Contracts; some firms may retain a portion of commissions. Sales representatives and their managers are also eligible for various cash benefits and non-cash compensation items (as described above) that we may provide jointly with affiliated selling firms.

   A portion of the payments made to selling firms may be passed on to their sales representatives in accordance with their internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about what your sales representative and the selling firm for which he or she works may receive in connection with your purchase of a Contract.

   Commissions and other incentives or payments described above are not charged directly to Contract Owners or the Variable Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Contract.

   We and Distributor may also enter into preferred distribution arrangements with certain affiliated selling firms such as MetLife Securities, Inc., MetLife Investors Distribution Company, Walnut Street Securities, Inc. , and Tower Square Securities, Inc. These arrangements are sometimes called "shelf space" arrangements. Under these arrangements, we and Distributor may pay separate, additional compensation to the selling firm for services the selling firm provides in connection with the distribution of the Contracts. These services may include providing us with access to the distribution network of the selling firm, the hiring and training of the selling firm's sales personnel, the sponsoring of conferences and seminars by the selling firm, or general marketing services performed by the selling firm. The selling firm may also provide other services or incur other costs in connection with distributing the Contracts.

                      THE OPERATION OF THE FIXED ACCOUNT

   The Contract has a Fixed Account option in states that have approved this option. You may allocate net purchase payments and may transfer Contract Value in the Variable Account to the Fixed Account, which is part of our general account. The Fixed Account offers diversification to a variable annuity contract, allowing you to protect principal and earn a guaranteed rate of interest. The Fixed Account is not available to Contracts purchased after May 1, 2003 for which the C Class has been selected or for any Contracts which are purchased on or after that date in the state of New York if the GMIB I or GMIB II has been selected. The Fixed Account is also not available for Contracts purchased in the state of New York if the optional Guaranteed Withdrawal Benefit is selected. The Fixed Account is not available if the GMIB Plus I or GMAB is selected.

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   Because of exemptive and exclusionary provisions, interests in the Fixed
Account have not been registered under the Securities Act of 1933, and neither the Fixed Account nor the general account has been registered as an investment company under the Investment Company Act of 1940. Therefore, neither the general account, the Fixed Account nor any interests therein are generally subject to the provisions of these Acts, and we have been advised that the staff of the Securities and Exchange Commission does not review disclosures relating to the general account. Disclosures regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   Our general account consists of all assets owned by us other than those in the Variable Account and the Company's other separate accounts. We have sole discretion over the investment of assets in the general account, including those in the Fixed Account. You do not share in the actual investment experience of the assets in the Fixed Account. Instead, we guarantee that we will credit Contract Values in the Fixed Account with interest at an annual rate that will not be less than the greater of 1.0% or the minimum rate required by your state. We are not obligated to credit interest at a higher rate, although we have sole discretion to do so. We will credit Contract Values in the Fixed Account with interest daily. We also reserve the right to restrict transfers or purchase payments into the Fixed Account if we are paying an interest rate on the Fixed Account equivalent to our guaranteed minimum interest rate or if the total Contract Value in the Fixed Account exceeds such maximum amount(s) that we establish from time to time. You can contact us or consult your registered representative for our current limits.

   Currently, any purchase payment or portion of Contract Value you allocate to the Fixed Account will earn interest at an annual rate we determine for that deposit for a 12-month period. At the end of each succeeding 12-month period, we will determine the interest rate that will apply to that deposit plus the accrued interest for the next 12 months. This renewal rate may differ from the interest rate that is applied to new deposits on that same day.

CONTRACT VALUE AND FIXED ACCOUNT TRANSACTIONS

   A Contract's total Contract Value will include its Contract Value in the Variable Account, in the Fixed Account, or in the Company's general account (but outside the Fixed Account).

   Amounts you surrender from the Fixed Account will be on a "first-in, first-out" basis. The amounts you allocate to the Fixed Account are subject to the same rights and limitations as in the Variable Account regarding withdrawals and partial withdrawals. Special limits, however, apply to transfers involving the Fixed Account (see below). Unless you request otherwise, any partial withdrawal you make will reduce the Contract Value in the subaccounts of the Variable Account and the Fixed Account, proportionately.

   We limit the amount of Contract Value which you may transfer from the Fixed Account, except with our consent to the greater of (i) 25% of Contract Value in the Fixed Account at the end of the first day of the Contract Year, or (ii) the amount of Contract Value that you transferred from the Fixed Account in the prior Contract Year. However, these limits do not apply to new deposits to the Fixed Account for which the dollar cost averaging program has been elected within 30 days from the date of deposit. Amounts you transfer to the subaccounts from the Fixed Account will be on a "last-in, first-out" basis. No transfers to the Fixed Account are allowed for 180 days after the date of a transfer out of the Fixed Account and we reserve the right to restrict purchase payments to the Fixed Account during this period. Currently we are not imposing the restrictions on transfers out of the Fixed Account but we have the right to reimpose them at any time. You should be aware that it may take a while (even if you make no additional purchase payments or transfers into the Fixed Account) to make a complete transfer of your balance from the Fixed Account if transfer restrictions are imposed. It is important to consider when deciding to invest in the Fixed Account whether the transfer restrictions fits your risk tolerance and time horizon. SEE the Statement of Additional Information.

   We will deduct the annual Contract Administrative Fee entirely from the Contract Value in the Variable Account, and not from the Contract Value in the Fixed Account.

   For more information on the Fixed Account please refer to the Statement of Additional Information.

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                      INVESTMENT PERFORMANCE INFORMATION

   We may advertise or include in sales literature (i) current and effective yields for the subaccounts for a Class; (ii) total returns for the subaccounts for a Class, (iii) non-standard returns for the subaccounts for a Class and
(iv) historical and hypothetical illustrations of the growth and value of a purchase payment or payments invested in the subaccounts for a specified period for a Class. Total returns for the subaccounts are based on the investment performance of the corresponding Eligible Funds. THESE FIGURES ARE BASED ON HISTORICAL EARNINGS AND DO NOT INDICATE OR PROJECT FUTURE PERFORMANCE. We may also advertise or include in sales literature a subaccount's performance for a Class compared to certain performance rankings and indexes compiled by independent organizations, and we may present performance rankings and indexes without such a comparison. We may reflect bonus amounts in performance relating to the B Plus Class.

YIELDS

   The current yield of the BlackRock Money Market Subaccount refers to the annualized income generated by an investment in the subaccount over a specified 7-day period on a Class-specific basis. The current yield is calculated by assuming that the income generated for that 7-day period is generated each 7-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

   The yield of a subaccount (beside the BlackRock Money Market Subaccount) refers to the annualized income generated by an investment in the subaccount over a specified 30-day or one-month period on a Class-specific basis. The yield is calculated by assuming the income generated by the investment during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment.

STANDARD RETURN

   The total return of a subaccount refers to return quotations assuming an investment under a Contract has been held in the subaccount for the stated times. Average annual total return of a subaccount tells you the return you would have experienced if you allocated a $1,000 purchase payment to a subaccount for the specified period. We provide average annual total returns for the subaccounts on a Class-specific basis. Standardized average annual total return reflects all historical investment results, less all charges and deductions applied against the subaccount for that Class (assuming selection of the Standard Death Benefit), including any Withdrawal Charge that would apply if you terminated a Contract at the end of each period indicated, but excluding any deductions for premium taxes. Standard total return for a Class will reflect the charge for GMIB I or GMIB II but will not reflect charges for any other optional additional benefits, including the Earnings Preservation Benefit Rider. From time to time in response to changes in the marketplace, promotional emphasis, and actual sales experience, we may modify our determination of which charges and deductions for optional features to factor into each Class's standardized average annual total returns. Narrative disclosure accompanying performance information in marketing materials always will indicate clearly which charges and deductions are reflected in performance for each Class. Standardized total return may be quoted for various periods including 1 year, 5 years, and 10 years, or from inception of the subaccount if any of those periods are not available.

NON-STANDARD RETURN

   "Non-Standard" average annual total return information for a Class may be presented, computed on the same basis as described above, except that deductions may not include the Withdrawal Charge or the charge for the GMIB. We may from time to time disclose average annual total return for non-standard periods and cumulative total return for a subaccount. We may also provide non-standard performance that reflects the inclusion or exclusion of various optional riders on a Class-specific basis. Narrative disclosure in marketing material containing non-standard returns will indicate which charges and deductions are reflected. Non-standard performance for a Class will be accompanied by standard performance for that Class.

   We may also illustrate on a Class-specific basis what would have been the growth and value of a specified purchase payment or payments if it or they had been invested in each of the Eligible Funds on the first day of the first month after those Eligible Funds had commenced operations. This illustration will show Contract Value and

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Withdrawal Value, calculated in the same manner as average annual total return, as of the end of each year, ending with the date of the illustration.
Withdrawal Value reflects the deduction of any Withdrawal Charge that may apply, but does not reflect the deduction of any premium tax charge. We may also show annual percentage changes in Contract Value and Withdrawal Value, cumulative returns, and annual effective rates of return. We determine the annual percentage change in Contract Value by taking the difference between the Contract Value or Withdrawal Value at the beginning and at the end of each year and dividing it by the beginning Contract Value or Withdrawal Value. We determine cumulative return by taking the difference between the investment at the beginning of the period and the ending Contract Value or Withdrawal Value and dividing it by the investment at the beginning of the period. We calculate the annual effective rate of return in the same manner as average annual total return.

   We may show the percent change in accumulation unit value and annual effective rate of return of a subaccount. Accumulation unit values do not reflect the impact of any Withdrawal Charge, premium tax charge, or the annual Contract Administrative Fee. The percent change in accumulation unit value is calculated by dividing the difference in accumulation unit values at the beginning and end of the period by the beginning accumulation unit value. See the Statement of Additional Information for a description of the method for calculating the annual effective rate of return.

   We may present illustrations for a hypothetical Contract assuming monthly transfers from one subaccount to designated other subaccounts under a Dollar Cost Averaging Program. We may also present illustrations designed to show required minimum distributions and other values for hypothetical Contracts under certain qualified plans.

   We may also illustrate growth and value of a specified purchase payment or payments on a Class-specific basis in the same manner as described above based on hypothetical returns. To see an example of one such hypothetical illustration, refer to Appendix G.

OTHER PERFORMANCE

   In advertising and sales literature, we may compare the performance of each subaccount on a Class-specific basis to the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment series of mutual funds with investment objectives similar to each of the subaccounts. Advertising and sales literature may also show the performance rankings of the subaccounts assigned by independent services, such as Variable Annuity Research Data Services ("VARDS"), or may compare to the performance of a subaccount on a Class-specific basis to that of a widely used index, such as Standard & Poor's Index of 500 Common Stocks. We may also use other independent ranking services and indexes as a source of performance comparison.

                               LEGAL PROCEEDINGS

   In the ordinary course of business, NELICO, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

   It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, NELICO does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of New England Securities Corporation to perform its contract with the Separate Account or of NELICO to meet its obligations under the Contracts.

                             FINANCIAL STATEMENTS

   Financial statements for the New England Variable Annuity Separate Account, New England Life Insurance Company and Metropolitan Life Insurance Company are included in the Statement of Additional Information, a copy of which can be obtained by writing to New England Securities Corporation at 1095 Avenue of the Americas, New York, NY 10036 or telephoning 1-800-777-5897 or visiting our website at www.metlife.com/new-england-financial.

                           ACCUMULATION UNIT VALUES

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

   The following tables show the Accumulation Unit Values through December 31, 2012 for each subaccount. The Accumulation Unit Values are shown for Contracts with the lowest total Variable Account charge that applied through December 31, 2012, and for Contracts with the highest total Variable Account Charge that applied through December 31, 2012. The first table shows Contracts with the Standard Death Benefit and no riders (1.15% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 1.40%). The second table shows Contracts with the Greater of Annual Step-Up or 5% Annual Increase Death Benefit and the Earnings Preservation Benefit Rider (2.20% Variable Account charge for all subaccounts except those investing in the American Funds Insurance Series, where it was 2.45%.) All other possible combination of charges for an American Forerunner Series Contract appear in the Statement of Additional Information, which is available upon request by writing or calling New England Securities Corporation, 1095 Avenue of the Americas, New York, NY 10036 1-800-777-5897 or visiting our website at www.metlife.com/new-england-financial.

                           ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
  American Forerunner -- 1.15
   AllianceBernstein Global Dynamic
     Allocation Sub-Account (Class B)
     04/30/2012 to 12/31/2012.............  10.245077   10.612658     99,494
   American Funds(R) Balanced Allocation
     Sub-Account (Class C)
     04/28/2008 to 12/31/2008.............  10.008739    7.023763  2,139,300
     01/01/2009 to 12/31/2009.............   7.023763    8.979691  5,447,997
     01/01/2010 to 12/31/2010.............   8.979691    9.956569  6,349,814
     01/01/2011 to 12/31/2011.............   9.956569    9.633560  6,081,118
     01/01/2012 to 12/31/2012.............   9.633560   10.811188  5,926,671
   American Funds(R) Growth Allocation
     Sub-Account (Class C)
     04/28/2008 to 12/31/2008.............   9.998740    6.370796  5,674,388
     01/01/2009 to 12/31/2009.............   6.370796    8.441748 10,182,097
     01/01/2010 to 12/31/2010.............   8.441748    9.470459 10,163,815
     01/01/2011 to 12/31/2011.............   9.470459    8.919288 10,183,069
     01/01/2012 to 12/31/2012.............   8.919288   10.241451 10,252,599
   American Funds(R) Moderate Allocation
     Sub-Account (Class C)
     04/28/2008 to 12/31/2008.............  10.018739    7.698627  1,998,760
     01/01/2009 to 12/31/2009.............   7.698627    9.391199  5,262,900
     01/01/2010 to 12/31/2010.............   9.391199   10.203579  5,362,969
     01/01/2011 to 12/31/2011.............  10.203579   10.106437  5,211,389
     01/01/2012 to 12/31/2012.............  10.106437   11.073144  5,176,856
   AQR Global Risk Balanced Sub-Account
     (Class B)
     04/30/2012 to 12/31/2012.............  11.182316   11.610367    340,839

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Baillie Gifford International Stock
     Sub-Account (Class B) (previously
     Artio International Stock
     Sub-Account (Class B))
     05/01/2004 to 12/31/2004.............   1.221093    1.397216  1,227,378
     01/01/2005 to 12/31/2005.............   1.397216    1.624204  3,844,781
     01/01/2006 to 12/31/2006.............   1.624204    1.866242  5,748,730
     01/01/2007 to 12/31/2007.............   1.866242    2.030547  6,339,042
     01/01/2008 to 12/31/2008.............   2.030547    1.119223  7,948,500
     01/01/2009 to 12/31/2009.............   1.119223    1.348577  9,683,460
     01/01/2010 to 12/31/2010.............   1.348577    1.424628  8,787,565
     01/01/2011 to 12/31/2011.............   1.424628    1.124830  8,283,177
     01/01/2012 to 12/31/2012.............   1.124830    1.327252  8,407,953
   Baillie Gifford International Stock
     Sub-Account (Class E) (previously
     Artio International Stock
     Sub-Account (Class E))
     01/01/2003 to 12/31/2003.............   0.958679    1.212108  9,382,604
     01/01/2004 to 12/31/2004.............   1.212108    1.414070 10,047,349
     01/01/2005 to 12/31/2005.............   1.414070    1.646785  9,262,176
     01/01/2006 to 12/31/2006.............   1.646785    1.892721  8,542,749
     01/01/2007 to 12/31/2007.............   1.892721    2.061892  7,354,196
     01/01/2008 to 12/31/2008.............   2.061892    1.137322  7,170,716
     01/01/2009 to 12/31/2009.............   1.137322    1.371249  7,152,856
     01/01/2010 to 12/31/2010.............   1.371249    1.450971  6,470,512
     01/01/2011 to 12/31/2011.............   1.450971    1.147816  5,957,099
     01/01/2012 to 12/31/2012.............   1.147816    1.354683  5,681,855
   Barclays Capital Aggregate Bond Index
     Sub-Account
     01/01/2003 to 12/31/2003.............   1.236460    1.263646  9,580,256
     01/01/2004 to 12/31/2004.............   1.263646    1.297178 11,900,128
     01/01/2005 to 12/31/2005.............   1.297178    1.306147 14,339,751
     01/01/2006 to 12/31/2006.............   1.306147    1.340487 15,246,938
     01/01/2007 to 12/31/2007.............   1.340487    1.413341 14,789,032
     01/01/2008 to 12/31/2008.............   1.413341    1.475806 12,927,831
     01/01/2009 to 12/31/2009.............   1.475806    1.531582 14,536,998
     01/01/2010 to 12/31/2010.............   1.531582    1.600271 13,986,740
     01/01/2011 to 12/31/2011.............   1.600271    1.697236 12,692,881
     01/01/2012 to 12/31/2012.............   1.697236    1.738545 11,872,842
   BlackRock Aggressive Growth
     Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............  34.939028   38.800924      8,169
     01/01/2005 to 12/31/2005.............  38.800924   42.360155     21,964
     01/01/2006 to 12/31/2006.............  42.360155   44.585585     48,714
     01/01/2007 to 12/31/2007.............  44.585585   52.991867     71,893
     01/01/2008 to 12/31/2008.............  52.991867   28.371329     88,238
     01/01/2009 to 12/31/2009.............  28.371329   41.807049    113,098
     01/01/2010 to 12/31/2010.............  41.807049   47.526146     96,932
     01/01/2011 to 12/31/2011.............  47.526146   45.459426     91,328
     01/01/2012 to 12/31/2012.............  45.459426   49.741859     89,237

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   BlackRock Bond Income Sub-Account
     (Class B)
     01/01/2003 to 12/31/2003.............   4.401486    4.594079  4,102,407
     01/01/2004 to 12/31/2004.............   4.594079    4.730889  5,962,426
     01/01/2005 to 12/31/2005.............   4.730889    4.777709  7,142,220
     01/01/2006 to 12/31/2006.............   4.777709    4.918626  7,522,271
     01/01/2007 to 12/31/2007.............   4.918626    5.154892  7,063,348
     01/01/2008 to 12/31/2008.............   5.154892    4.909032  5,787,885
     01/01/2009 to 12/31/2009.............   4.909032    5.298563  5,471,023
     01/01/2010 to 12/31/2010.............   5.298563    5.660638  5,566,268
     01/01/2011 to 12/31/2011.............   5.660638    5.948863  4,946,245
     01/01/2012 to 12/31/2012.............   5.948863    6.308687  4,466,716
   BlackRock Diversified Sub-Account
     (Class B)
     05/01/2004 to 12/31/2004.............  36.941912   39.924032     17,530
     01/01/2005 to 12/31/2005.............  39.924032   40.581393     32,172
     01/01/2006 to 12/31/2006.............  40.581393   44.229038     41,317
     01/01/2007 to 12/31/2007.............  44.229038   46.176288     48,017
     01/01/2008 to 12/31/2008.............  46.176288   34.251139     49,567
     01/01/2009 to 12/31/2009.............  34.251139   39.615952     48,916
     01/01/2010 to 12/31/2010.............  39.615952   42.810934     52,682
     01/01/2011 to 12/31/2011.............  42.810934   43.841347     52,369
     01/01/2012 to 12/31/2012.............  43.841347   48.584846     48,363
   BlackRock Global Tactical Strategies
     Sub-Account (Class B)
     04/30/2012 to 12/31/2012.............   9.999413   10.340549    230,100
   BlackRock Large Cap Core Sub-Account
     04/30/2007 to 12/31/2007.............   8.290231    8.375437    475,242
     01/01/2008 to 12/31/2008.............   8.375437    5.190547    508,205
     01/01/2009 to 12/31/2009.............   5.190547    6.116214    651,374
     01/01/2010 to 12/31/2010.............   6.116214    6.799357    650,958
     01/01/2011 to 12/31/2011.............   6.799357    6.738930    635,085
     01/01/2012 to 12/31/2012.............   6.738930    7.554984    615,818
   BlackRock Large Cap Sub-Account
     (previously BlackRock Large Cap
     Sub-Account)
     01/01/2003 to 12/31/2003.............   4.935465    6.338206    420,746
     01/01/2004 to 12/31/2004.............   6.338206    6.929556    622,871
     01/01/2005 to 12/31/2005.............   6.929556    7.077751    612,453
     01/01/2006 to 12/31/2006.............   7.077751    7.964984    514,294
     01/01/2007 to 04/27/2007.............   7.964984    8.359930          0
   BlackRock Large Cap Value Sub-Account
     (Class B)
     05/01/2004 to 12/31/2004.............   1.074511    1.187350  1,779,030
     01/01/2005 to 12/31/2005.............   1.187350    1.239040  3,199,011
     01/01/2006 to 12/31/2006.............   1.239040    1.459220  4,651,289
     01/01/2007 to 12/31/2007.............   1.459220    1.487583  6,643,621
     01/01/2008 to 12/31/2008.............   1.487583    0.954237  7,976,000
     01/01/2009 to 12/31/2009.............   0.954237    1.047603  9,478,366
     01/01/2010 to 12/31/2010.............   1.047603    1.128063  8,432,200
     01/01/2011 to 12/31/2011.............   1.128063    1.138050  7,638,778
     01/01/2012 to 12/31/2012.............   1.138050    1.282124  7,535,088

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   BlackRock Large Cap Value Sub-Account
     (Class E)
     01/01/2003 to 12/31/2003.............   0.793741    1.062518  2,038,338
     01/01/2004 to 12/31/2004.............   1.062518    1.190256  3,754,139
     01/01/2005 to 12/31/2005.............   1.190256    1.243644  3,394,211
     01/01/2006 to 12/31/2006.............   1.243644    1.465566  3,610,207
     01/01/2007 to 12/31/2007.............   1.465566    1.496121  3,903,735
     01/01/2008 to 12/31/2008.............   1.496121    0.960759  3,627,371
     01/01/2009 to 12/31/2009.............   0.960759    1.055927  3,123,089
     01/01/2010 to 12/31/2010.............   1.055927    1.137833  2,942,951
     01/01/2011 to 12/31/2011.............   1.137833    1.148780  2,716,260
     01/01/2012 to 12/31/2012.............   1.148780    1.296126  2,423,737
   BlackRock Legacy Large Cap Growth
     Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............   2.375262    2.606996    350,302
     01/01/2005 to 12/31/2005.............   2.606996    2.751324    757,219
     01/01/2006 to 12/31/2006.............   2.751324    2.825633    887,193
     01/01/2007 to 12/31/2007.............   2.825633    3.307992  1,134,135
     01/01/2008 to 12/31/2008.............   3.307992    2.070212  1,395,870
     01/01/2009 to 12/31/2009.............   2.070212    2.793630  2,080,167
     01/01/2010 to 12/31/2010.............   2.793630    3.299377  1,933,195
     01/01/2011 to 12/31/2011.............   3.299377    2.963107  1,764,552
     01/01/2012 to 12/31/2012.............   2.963107    3.341252  1,950,381
   BlackRock Legacy Large Cap Growth
     Sub-Account (Class B) (formerly FI
     Large Cap Sub-Account)
     05/01/2006 to 12/31/2006.............  17.509536   17.742684      4,682
     01/01/2007 to 12/31/2007.............  17.742684   18.191648     16,795
     01/01/2008 to 12/31/2008.............  18.191648    9.899608     21,313
     01/01/2009 to 05/01/2009.............   9.899608   10.339751          0
   BlackRock Legacy Large Cap Growth
     Sub-Account (Class E)
     01/01/2003 to 12/31/2003.............   1.834426    2.446494  4,355,028
     01/01/2004 to 12/31/2004.............   2.446494    2.626601  5,025,000
     01/01/2005 to 12/31/2005.............   2.626601    2.774555  4,418,744
     01/01/2006 to 12/31/2006.............   2.774555    2.852573  3,974,723
     01/01/2007 to 12/31/2007.............   2.852573    3.342657  3,563,998
     01/01/2008 to 12/31/2008.............   3.342657    2.093982  3,054,506
     01/01/2009 to 12/31/2009.............   2.093982    2.828166  2,730,728
     01/01/2010 to 12/31/2010.............   2.828166    3.344473  2,486,429
     01/01/2011 to 12/31/2011.............   3.344473    3.006641  2,215,464
     01/01/2012 to 12/31/2012.............   3.006641    3.393381  2,027,004
   BlackRock Money Market Sub-Account
     (Class B)
     01/01/2003 to 12/31/2003.............   2.332852    2.318973  6,195,400
     01/01/2004 to 12/31/2004.............   2.318973    2.309213  6,704,053
     01/01/2005 to 12/31/2005.............   2.309213    2.343071  6,730,542
     01/01/2006 to 12/31/2006.............   2.343071    2.421770  7,612,640
     01/01/2007 to 12/31/2007.............   2.421770    2.509184  8,588,411
     01/01/2008 to 12/31/2008.............   2.509184    2.544886 13,450,403
     01/01/2009 to 12/31/2009.............   2.544886    2.522157 12,458,522
     01/01/2010 to 12/31/2010.............   2.522157    2.493317  9,891,974
     01/01/2011 to 12/31/2011.............   2.493317    2.464885  8,545,366
     01/01/2012 to 12/31/2012.............   2.464885    2.436547  7,514,649

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Clarion Global Real Estate Sub-Account
     05/01/2004 to 12/31/2004.............   9.999055   12.855176    389,828
     01/01/2005 to 12/31/2005.............  12.855176   14.397050  1,237,659
     01/01/2006 to 12/31/2006.............  14.397050   19.581741  1,855,516
     01/01/2007 to 12/31/2007.............  19.581741   16.451894  1,946,537
     01/01/2008 to 12/31/2008.............  16.451894    9.485788  2,056,888
     01/01/2009 to 12/31/2009.............   9.485788   12.634529  2,157,734
     01/01/2010 to 12/31/2010.............  12.634529   14.501833  1,932,568
     01/01/2011 to 12/31/2011.............  14.501833   13.535474  1,738,076
     01/01/2012 to 12/31/2012.............  13.535474   16.857347  1,628,498
   Davis Venture Value Sub-Account (Class
     B)
     05/01/2004 to 12/31/2004.............   2.925848    3.154211  2,118,582
     01/01/2005 to 12/31/2005.............   3.154211    3.429931  6,914,939
     01/01/2006 to 12/31/2006.............   3.429931    3.876398 10,590,474
     01/01/2007 to 12/31/2007.............   3.876398    3.998279 12,408,677
     01/01/2008 to 12/31/2008.............   3.998279    2.390441 13,943,753
     01/01/2009 to 12/31/2009.............   2.390441    3.111053 16,190,594
     01/01/2010 to 12/31/2010.............   3.111053    3.435676 15,390,850
     01/01/2011 to 12/31/2011.............   3.435676    3.251478 14,428,600
     01/01/2012 to 12/31/2012.............   3.251478    3.619636 13,442,678
   Davis Venture Value Sub-Account (Class
     E)
     01/01/2003 to 12/31/2003.............   2.221384    2.870941 11,135,852
     01/01/2004 to 12/31/2004.............   2.870941    3.182610 14,532,812
     01/01/2005 to 12/31/2005.............   3.182610    3.465227 14,852,787
     01/01/2006 to 12/31/2006.............   3.465227    3.919203 14,265,655
     01/01/2007 to 12/31/2007.............   3.919203    4.045854 13,051,767
     01/01/2008 to 12/31/2008.............   4.045854    2.421367 11,828,331
     01/01/2009 to 12/31/2009.............   2.421367    3.155534 10,957,471
     01/01/2010 to 12/31/2010.............   3.155534    3.488089 10,226,156
     01/01/2011 to 12/31/2011.............   3.488089    3.304179  9,157,539
     01/01/2012 to 12/31/2012.............   3.304179    3.681063  8,265,423
   FI Value Leaders Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............   2.365503    2.672659     80,300
     01/01/2005 to 12/31/2005.............   2.672659    2.917798    476,645
     01/01/2006 to 12/31/2006.............   2.917798    3.220868    977,870
     01/01/2007 to 12/31/2007.............   3.220868    3.309276  1,135,793
     01/01/2008 to 12/31/2008.............   3.309276    1.992201    962,880
     01/01/2009 to 12/31/2009.............   1.992201    2.392582    930,635
     01/01/2010 to 12/31/2010.............   2.392582    2.702936    958,127
     01/01/2011 to 12/31/2011.............   2.702936    2.501500    803,212
     01/01/2012 to 12/31/2012.............   2.501500    2.855308    683,458
   FI Value Leaders Sub-Account (Class E)
     01/01/2003 to 12/31/2003.............   1.917471    2.402457    743,172
     01/01/2004 to 12/31/2004.............   2.402457    2.697006  1,058,978
     01/01/2005 to 12/31/2005.............   2.697006    2.946950  1,051,934
     01/01/2006 to 12/31/2006.............   2.946950    3.256193  1,110,483
     01/01/2007 to 12/31/2007.............   3.256193    3.348856  1,006,488
     01/01/2008 to 12/31/2008.............   3.348856    2.018308    865,847
     01/01/2009 to 12/31/2009.............   2.018308    2.427375    852,064
     01/01/2010 to 12/31/2010.............   2.427375    2.745099    834,399
     01/01/2011 to 12/31/2011.............   2.745099    2.542878    763,367
     01/01/2012 to 12/31/2012.............   2.542878    2.905509    671,437

                                              1.15% VARIABLE ACCOUNT CHARGE
                                           -----------------------------------
                                              AUV AT     AUV AT    ACCUM UNITS
                                           BEGINNING OF ENDING OF    END OF
                                              PERIOD     PERIOD      PERIOD
                                           ------------ ---------- -----------
   Harris Oakmark International
     Sub-Account (Class B)
     05/01/2003 to 12/31/2003.............    0.878540    1.182011  2,995,185
     01/01/2004 to 12/31/2004.............    1.182011    1.408279  9,968,061
     01/01/2005 to 12/31/2005.............    1.408279    1.590425 16,284,269
     01/01/2006 to 12/31/2006.............    1.590425    2.025872 20,405,438
     01/01/2007 to 12/31/2007.............    2.025872    1.980184 21,282,940
     01/01/2008 to 12/31/2008.............    1.980184    1.157172 20,184,851
     01/01/2009 to 12/31/2009.............    1.157172    1.773824 19,792,655
     01/01/2010 to 12/31/2010.............    1.773824    2.041480 19,526,650
     01/01/2011 to 12/31/2011.............    2.041480    1.730480 19,922,850
     01/01/2012 to 12/31/2012.............    1.730480    2.210992 19,008,139
   Harris Oakmark International
     Sub-Account (Class E)
     01/01/2003 to 12/31/2003.............    0.886504    1.184423  1,543,584
     01/01/2004 to 12/31/2004.............    1.184423    1.413075  2,533,199
     01/01/2005 to 12/31/2005.............    1.413075    1.596359  3,197,476
     01/01/2006 to 12/31/2006.............    1.596359    2.035584  3,474,457
     01/01/2007 to 12/31/2007.............    2.035584    1.992066  3,459,660
     01/01/2008 to 12/31/2008.............    1.992066    1.165262  2,773,250
     01/01/2009 to 12/31/2009.............    1.165262    1.788581  2,513,838
     01/01/2010 to 12/31/2010.............    1.788581    2.059983  2,360,210
     01/01/2011 to 12/31/2011.............    2.059983    1.748928  2,304,971
     01/01/2012 to 12/31/2012.............    1.748928    2.234895  1,977,106
   Invesco Balanced-Risk Allocation
     Sub-Account (Class B)
     04/30/2012 to 12/31/2012.............    1.010755    1.049792  2,453,823
   Invesco Small Cap Growth Sub-account
     01/01/2003 to 12/31/2003.............    0.849902    1.166732  2,056,754
     01/01/2004 to 12/31/2004.............    1.166732    1.227546  2,741,236
     01/01/2005 to 12/31/2005.............    1.227546    1.313857  3,080,384
     01/01/2006 to 12/31/2006.............    1.313857    1.483088  2,830,369
     01/01/2007 to 12/31/2007.............    1.483088    1.628351  2,498,856
     01/01/2008 to 12/31/2008.............    1.628351    0.986272  2,237,821
     01/01/2009 to 12/31/2009.............    0.986272    1.304737  2,219,860
     01/01/2010 to 12/31/2010.............    1.304737    1.627539  1,903,533
     01/01/2011 to 12/31/2011.............    1.627539    1.591574  1,733,598
     01/01/2012 to 12/31/2012.............    1.591574    1.860107  1,820,244
   Janus Forty Sub-Account
     04/30/2007 to 12/31/2007.............  155.288878  190.818735     11,955
     01/01/2008 to 12/31/2008.............  190.818735  109.412134     70,483
     01/01/2009 to 12/31/2009.............  109.412134  154.513021    109,518
     01/01/2010 to 12/31/2010.............  154.513021  167.100753    101,151
     01/01/2011 to 12/31/2011.............  167.100753  152.730026     89,343
     01/01/2012 to 12/31/2012.............  152.730026  184.967587     82,277
   Jennison Growth Sub-Account (Class B)
     05/01/2005 to 12/31/2005.............    0.412046    0.495770    372,314
     01/01/2006 to 12/31/2006.............    0.495770    0.502487    834,092
     01/01/2007 to 12/31/2007.............    0.502487    0.553280  1,110,375
     01/01/2008 to 12/31/2008.............    0.553280    0.347050  1,270,553
     01/01/2009 to 12/31/2009.............    0.347050    0.478815  3,406,704
     01/01/2010 to 12/31/2010.............    0.478815    0.526895  3,728,902
     01/01/2011 to 12/31/2011.............    0.526895    0.522037  4,698,221
     01/01/2012 to 12/31/2012.............    0.522037    0.596318  9,104,119

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Jennison Growth Sub-Account (Class B)
     (previously Oppenheimer Capital
     Appreciation Sub-Account)
     05/01/2005 to 12/31/2005.............   8.032014    8.735738     29,894
     01/01/2006 to 12/31/2006.............   8.735738    9.293841     78,596
     01/01/2007 to 12/31/2007.............   9.293841   10.499744    169,622
     01/01/2008 to 12/31/2008.............  10.499744    5.611086    222,689
     01/01/2009 to 12/31/2009.............   5.611086    7.971071    276,528
     01/01/2010 to 12/31/2010.............   7.971071    8.620409    253,624
     01/01/2011 to 12/31/2011.............   8.620409    8.404385    230,490
     01/01/2012 to 04/27/2012.............   8.404385    9.462599          0
   Jennison Growth Sub-Account (Class B)
     (previously Met/Putnam Voyager
     Sub-Account (Class B))
     05/01/2004 to 12/31/2004.............   0.426835    0.446336     83,090
     01/01/2005 to 04/30/2005.............   0.446336    0.407095          0
   Jennison Growth Sub-Account (Class E)
     05/01/2005 to 12/31/2005.............   0.412329    0.496830  3,192,387
     01/01/2006 to 12/31/2006.............   0.496830    0.503929  3,201,902
     01/01/2007 to 12/31/2007.............   0.503929    0.555641  2,656,436
     01/01/2008 to 12/31/2008.............   0.555641    0.348382  2,346,588
     01/01/2009 to 12/31/2009.............   0.348382    0.481750  2,510,651
     01/01/2010 to 12/31/2010.............   0.481750    0.530733  2,481,292
     01/01/2011 to 12/31/2011.............   0.530733    0.526288  2,433,704
     01/01/2012 to 12/31/2012.............   0.526288    0.601288  2,900,310
   Jennison Growth Sub-Account (Class E)
     (previously Met/Putnam Voyager
     Sub-Account (Class E))
     01/01/2003 to 12/31/2003.............   0.347152    0.431385  3,578,139
     01/01/2004 to 12/31/2004.............   0.431385    0.446340  3,453,420
     01/01/2005 to 04/30/2005.............   0.446340    0.411153          0
   JPMorgan Global Active Allocation
     Sub-Account (Class B)
     04/30/2012 to 12/31/2012.............   1.012809    1.051842    295,712
   Legg Mason ClearBridge Aggressive
     Growth Sub-Account (Class B)
     (previously Legg Mason Partners
     Aggressive Growth Sub-Account)
     01/01/2003 to 12/31/2003.............   0.530690    0.681507  2,098,484
     01/01/2004 to 12/31/2004.............   0.681507    0.730558  2,428,212
     01/01/2005 to 12/31/2005.............   0.730558    0.820277  2,795,359
     01/01/2006 to 12/31/2006.............   0.820277    0.796827  3,757,688
     01/01/2007 to 12/31/2007.............   0.796827    0.805523  3,722,075
     01/01/2008 to 12/31/2008.............   0.805523    0.485322  3,438,939
     01/01/2009 to 12/31/2009.............   0.485322    0.637914  3,391,763
     01/01/2010 to 12/31/2010.............   0.637914    0.780628  3,752,180
     01/01/2011 to 12/31/2011.............   0.780628    0.796782  3,431,654
     01/01/2012 to 12/31/2012.............   0.796782    0.933397  4,177,761
   Legg Mason ClearBridge Aggressive
     Growth Sub-Account (Class B)
     (previously Legg Mason Value Equity
     Sub-Account (Class B))
     05/01/2006 to 12/31/2006.............   9.519843   10.222985     69,097
     01/01/2007 to 12/31/2007.............  10.222985    9.508568     96,051
     01/01/2008 to 12/31/2008.............   9.508568    4.265892    114,583
     01/01/2009 to 12/31/2009.............   4.265892    5.818360    124,340
     01/01/2010 to 12/31/2010.............   5.818360    6.173739    113,568
     01/01/2011 to 04/29/2011.............   6.173739    6.569951          0

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Legg Mason ClearBridge Aggressive
     Growth Sub-Account (Class E)
     05/02/2011 to 12/31/2011.............   0.664107   0.603415   5,224,014
     01/01/2012 to 12/31/2012.............   0.603415   0.707228   4,626,180
   Legg Mason ClearBridge Aggressive
     Growth Sub-Account (Class E)
     (previously Legg Mason Value Equity
     Sub-Account (Class E))
     05/01/2006 to 12/31/2006.............   0.959845   1.031132   4,063,270
     01/01/2007 to 12/31/2007.............   1.031132   0.960042   3,952,730
     01/01/2008 to 12/31/2008.............   0.960042   0.431079   4,302,123
     01/01/2009 to 12/31/2009.............   0.431079   0.587925   4,108,673
     01/01/2010 to 12/31/2010.............   0.587925   0.624066   3,942,076
     01/01/2011 to 04/29/2011.............   0.624066   0.664170           0
   Loomis Sayles Small Cap Core
     Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............   2.401208   2.725367     300,389
     01/01/2005 to 12/31/2005.............   2.725367   2.874174   1,328,797
     01/01/2006 to 12/31/2006.............   2.874174   3.307237   2,293,441
     01/01/2007 to 12/31/2007.............   3.307237   3.649272   2,877,648
     01/01/2008 to 12/31/2008.............   3.649272   2.306703   3,215,282
     01/01/2009 to 12/31/2009.............   2.306703   2.962767   3,694,704
     01/01/2010 to 12/31/2010.............   2.962767   3.725842   3,314,495
     01/01/2011 to 12/31/2011.............   3.725842   3.695806   2,896,934
     01/01/2012 to 12/31/2012.............   3.695806   4.174605   2,797,182
   Loomis Sayles Small Cap Core
     Sub-Account (Class E)
     01/01/2003 to 12/31/2003.............   1.774194   2.390252   3,539,781
     01/01/2004 to 12/31/2004.............   2.390252   2.745768   4,603,794
     01/01/2005 to 12/31/2005.............   2.745768   2.898261   4,742,441
     01/01/2006 to 12/31/2006.............   2.898261   3.338152   4,422,117
     01/01/2007 to 12/31/2007.............   3.338152   3.686879   3,933,129
     01/01/2008 to 12/31/2008.............   3.686879   2.332819   3,505,825
     01/01/2009 to 12/31/2009.............   2.332819   2.999167   3,027,847
     01/01/2010 to 12/31/2010.............   2.999167   3.775484   2,589,672
     01/01/2011 to 12/31/2011.............   3.775484   3.748848   2,234,996
     01/01/2012 to 12/31/2012.............   3.748848   4.238650   1,932,205
   Loomis Sayles Small Cap Growth
     Sub-Account
     01/01/2003 to 12/31/2003.............   0.626836   0.896067   4,615,868
     01/01/2004 to 12/31/2004.............   0.896067   0.984537   6,743,180
     01/01/2005 to 12/31/2005.............   0.984537   1.016048   8,146,418
     01/01/2006 to 12/31/2006.............   1.016048   1.102095   9,589,427
     01/01/2007 to 12/31/2007.............   1.102095   1.136435   9,641,364
     01/01/2008 to 12/31/2008.............   1.136435   0.659333  10,254,621
     01/01/2009 to 12/31/2009.............   0.659333   0.845220  10,427,941
     01/01/2010 to 12/31/2010.............   0.845220   1.097485   9,719,492
     01/01/2011 to 12/31/2011.............   1.097485   1.114747   8,804,707
     01/01/2012 to 12/31/2012.............   1.114747   1.221981   8,344,641

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Lord Abbett Bond Debenture Sub-Account
     01/01/2003 to 12/31/2003.............   1.366619    1.609827  4,577,028
     01/01/2004 to 12/31/2004.............   1.609827    1.721334  9,039,529
     01/01/2005 to 12/31/2005.............   1.721334    1.727117 12,161,562
     01/01/2006 to 12/31/2006.............   1.727117    1.863611 14,355,332
     01/01/2007 to 12/31/2007.............   1.863611    1.962852 15,753,529
     01/01/2008 to 12/31/2008.............   1.962852    1.579380 13,447,224
     01/01/2009 to 12/31/2009.............   1.579380    2.135462 12,870,565
     01/01/2010 to 12/31/2010.............   2.135462    2.384763 11,760,674
     01/01/2011 to 12/31/2011.............   2.384763    2.462675 10,915,476
     01/01/2012 to 12/31/2012.............   2.462675    2.749556  9,761,695
   Lord Abbett Mid Cap Value Sub-Account
     04/30/2012 to 12/31/2012.............   2.619431    2.697291  7,948,204
   Lord Abbett Mid Cap Value Sub-Account
     (previously Neuberger Berman Mid Cap
     Value Sub-Account)
     01/01/2003 to 12/31/2003.............   1.347093    1.813282  2,573,919
     01/01/2004 to 12/31/2004.............   1.813282    2.198692  5,209,970
     01/01/2005 to 12/31/2005.............   2.198692    2.432881  8,256,813
     01/01/2006 to 12/31/2006.............   2.432881    2.674453  9,986,489
     01/01/2007 to 12/31/2007.............   2.674453    2.728070 10,970,053
     01/01/2008 to 12/31/2008.............   2.728070    1.416431 11,677,205
     01/01/2009 to 12/31/2009.............   1.416431    2.068733 11,108,702
     01/01/2010 to 12/31/2010.............   2.068733    2.577824  9,642,458
     01/01/2011 to 12/31/2011.............   2.577824    2.378328  8,641,192
     01/01/2012 to 04/27/2012.............   2.378328    2.632222          0
   Met/Artisan Mid Cap Value Sub-Account
     (Class B)
     05/01/2004 to 12/31/2004.............   3.096339    3.365533  1,370,253
     01/01/2005 to 12/31/2005.............   3.365533    3.650141  3,318,068
     01/01/2006 to 12/31/2006.............   3.650141    4.047789  4,449,531
     01/01/2007 to 12/31/2007.............   4.047789    3.718169  4,485,320
     01/01/2008 to 12/31/2008.............   3.718169    1.979894  4,563,854
     01/01/2009 to 12/31/2009.............   1.979894    2.763609  4,591,313
     01/01/2010 to 12/31/2010.............   2.763609    3.135268  4,256,470
     01/01/2011 to 12/31/2011.............   3.135268    3.300660  3,793,319
     01/01/2012 to 12/31/2012.............   3.300660    3.640603  3,563,500
   Met/Artisan Mid Cap Value Sub-Account
     (Class E)
     01/01/2003 to 12/31/2003.............   2.416310    3.163837 11,636,252
     01/01/2004 to 12/31/2004.............   3.163837    3.433184 14,747,612
     01/01/2005 to 12/31/2005.............   3.433184    3.727094 13,867,196
     01/01/2006 to 12/31/2006.............   3.727094    4.137273 12,094,110
     01/01/2007 to 12/31/2007.............   4.137273    3.804158 10,867,283
     01/01/2008 to 12/31/2008.............   3.804158    2.027693  9,689,704
     01/01/2009 to 12/31/2009.............   2.027693    2.833091  8,769,675
     01/01/2010 to 12/31/2010.............   2.833091    3.217247  7,915,072
     01/01/2011 to 12/31/2011.............   3.217247    3.390385  6,845,528
     01/01/2012 to 12/31/2012.............   3.390385    3.743338  5,952,725
   Met/Franklin Income Sub-Account (Class
     C)
     04/28/2008 to 12/31/2008.............   9.998740    8.000140     17,561
     01/01/2009 to 12/31/2009.............   8.000140   10.109506    128,691
     01/01/2010 to 12/31/2010.............  10.109506   11.175256    201,272
     01/01/2011 to 12/31/2011.............  11.175256   11.283513    254,207
     01/01/2012 to 12/31/2012.............  11.283513   12.547281    232,617

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Met/Franklin Low Duration Total Return
     Sub-Account
     05/02/2011 to 12/31/2011.............   9.988425    9.783548     42,984
     01/01/2012 to 12/31/2012.............   9.783548   10.096437     68,595
   Met/Franklin Mutual Shares Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.............   9.998740    6.611535     25,904
     01/01/2009 to 12/31/2009.............   6.611535    8.162357    132,588
     01/01/2010 to 12/31/2010.............   8.162357    8.958528    235,164
     01/01/2011 to 12/31/2011.............   8.958528    8.807874    199,418
     01/01/2012 to 12/31/2012.............   8.807874    9.918288    200,388
   Met/Franklin Templeton Founding
     Strategy Sub-Account (Class C)
     04/28/2008 to 12/31/2008.............   9.998740    7.045771    385,070
     01/01/2009 to 12/31/2009.............   7.045771    8.953873    738,878
     01/01/2010 to 12/31/2010.............   8.953873    9.740721    812,459
     01/01/2011 to 12/31/2011.............   9.740721    9.460054    808,468
     01/01/2012 to 12/31/2012.............   9.460054   10.859140    730,212
   Met/Templeton Growth Sub-Account
     (Class C)
     04/28/2008 to 12/31/2008.............   9.998740    6.580617     14,195
     01/01/2009 to 12/31/2009.............   6.580617    8.627477     90,419
     01/01/2010 to 12/31/2010.............   8.627477    9.182058    112,822
     01/01/2011 to 12/31/2011.............   9.182058    8.451242    106,201
     01/01/2012 to 12/31/2012.............   8.451242   10.209960    129,095
   MetLife Aggressive Strategy Sub-Account
     05/02/2011 to 12/31/2011.............  12.344913   10.590019    844,841
     01/01/2012 to 12/31/2012.............  10.590019   12.220931    764,602
   MetLife Aggressive Strategy
     Sub-Account (previously MetLife
     Aggressive Allocation Sub-Account)
     05/01/2005 to 12/31/2005.............   9.999055   11.169288     24,530
     01/01/2006 to 12/31/2006.............  11.169288   12.770955    349,460
     01/01/2007 to 12/31/2007.............  12.770955   13.036832    595,402
     01/01/2008 to 12/31/2008.............  13.036832    7.674550    762,897
     01/01/2009 to 12/31/2009.............   7.674550    9.975845    884,467
     01/01/2010 to 12/31/2010.............   9.975845   11.409204    905,435
     01/01/2011 to 04/29/2011.............  11.409204   12.381697          0
   MetLife Balanced Plus Sub-Account
     04/30/2012 to 12/31/2012.............  10.026427   10.509204    134,455
   MetLife Conservative Allocation
     Sub-Account
     05/01/2005 to 12/31/2005.............   9.999055   10.317034      7,268
     01/01/2006 to 12/31/2006.............  10.317034   10.902214     59,113
     01/01/2007 to 12/31/2007.............  10.902214   11.377287    282,342
     01/01/2008 to 12/31/2008.............  11.377287    9.628698    792,455
     01/01/2009 to 12/31/2009.............   9.628698   11.472322  1,541,408
     01/01/2010 to 12/31/2010.............  11.472322   12.481166  2,022,129
     01/01/2011 to 12/31/2011.............  12.481166   12.740046  2,118,894
     01/01/2012 to 12/31/2012.............  12.740046   13.749661  2,448,576

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   MetLife Conservative to Moderate
     Allocation Sub-Account
     05/01/2005 to 12/31/2005.............   9.999055   10.535322    151,983
     01/01/2006 to 12/31/2006.............  10.535322   11.396525    542,136
     01/01/2007 to 12/31/2007.............  11.396525   11.807528  1,911,543
     01/01/2008 to 12/31/2008.............  11.807528    9.151441  2,651,607
     01/01/2009 to 12/31/2009.............   9.151441   11.188809  3,381,292
     01/01/2010 to 12/31/2010.............  11.188809   12.335830  3,289,556
     01/01/2011 to 12/31/2011.............  12.335830   12.322980  3,314,000
     01/01/2012 to 12/31/2012.............  12.322980   13.577549  3,101,112
   MetLife Mid Cap Stock Index Sub-Account
     01/01/2003 to 12/31/2003.............   0.867483    1.153856  4,894,484
     01/01/2004 to 12/31/2004.............   1.153856    1.319938  7,335,056
     01/01/2005 to 12/31/2005.............   1.319938    1.461744  8,344,977
     01/01/2006 to 12/31/2006.............   1.461744    1.587065  9,084,788
     01/01/2007 to 12/31/2007.............   1.587065    1.686745  8,784,510
     01/01/2008 to 12/31/2008.............   1.686745    1.060829  8,755,243
     01/01/2009 to 12/31/2009.............   1.060829    1.434368  9,832,778
     01/01/2010 to 12/31/2010.............   1.434368    1.786577  8,895,273
     01/01/2011 to 12/31/2011.............   1.786577    1.727558  8,180,412
     01/01/2012 to 12/31/2012.............   1.727558    2.003639  7,850,227
   MetLife Moderate Allocation Sub-Account
     05/01/2005 to 12/31/2005.............   9.999055   10.766505    830,877
     01/01/2006 to 12/31/2006.............  10.766505   11.903852  2,840,488
     01/01/2007 to 12/31/2007.............  11.903852   12.278437  6,984,165
     01/01/2008 to 12/31/2008.............  12.278437    8.662263  9,916,917
     01/01/2009 to 12/31/2009.............   8.662263   10.835069 11,983,668
     01/01/2010 to 12/31/2010.............  10.835069   12.122005 12,357,965
     01/01/2011 to 12/31/2011.............  12.122005   11.819644 11,964,748
     01/01/2012 to 12/31/2012.............  11.819644   13.230887 11,600,585
   MetLife Moderate to Aggressive
     Allocation Sub-Account
     05/01/2005 to 12/31/2005.............   9.999055   10.992739    483,478
     01/01/2006 to 12/31/2006.............  10.992739   12.412295  3,516,873
     01/01/2007 to 12/31/2007.............  12.412295   12.741993 13,893,994
     01/01/2008 to 12/31/2008.............  12.741993    8.172701 18,895,032
     01/01/2009 to 12/31/2009.............   8.172701   10.429826 20,623,462
     01/01/2010 to 12/31/2010.............  10.429826   11.826184 19,173,594
     01/01/2011 to 12/31/2011.............  11.826184   11.250245 18,328,419
     01/01/2012 to 12/31/2012.............  11.250245   12.832094 17,737,906
   MetLife Stock Index Sub-Account
     01/01/2003 to 12/31/2003.............   2.766162    3.496726  3,440,780
     01/01/2004 to 12/31/2004.............   3.496726    3.811946  5,142,665
     01/01/2005 to 12/31/2005.............   3.811946    3.933377  5,401,947
     01/01/2006 to 12/31/2006.............   3.933377    4.479032  5,242,174
     01/01/2007 to 12/31/2007.............   4.479032    4.647803  4,774,960
     01/01/2008 to 12/31/2008.............   4.647803    2.882609  5,006,580
     01/01/2009 to 12/31/2009.............   2.882609    3.588294  5,828,952
     01/01/2010 to 12/31/2010.............   3.588294    4.061293  5,492,792
     01/01/2011 to 12/31/2011.............   4.061293    4.080605  4,965,282
     01/01/2012 to 12/31/2012.............   4.080605    4.656057  4,636,123

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   MFS(R) Investors Trust Sub-Account
     (Class B)
     05/01/2004 to 12/31/2004.............   7.787457   8.647002       9,665
     01/01/2005 to 12/31/2005.............   8.647002   9.138390      20,535
     01/01/2006 to 04/30/2006.............   9.138390   9.558607      29,169
   MFS(R) Investors Trust Sub-Account
     (Class E)
     01/01/2003 to 12/31/2003.............   0.658445   0.790862   2,467,604
     01/01/2004 to 12/31/2004.............   0.790862   0.869966   4,638,502
     01/01/2005 to 12/31/2005.............   0.869966   0.921227   4,584,532
     01/01/2006 to 04/30/2006.............   0.921227   0.963902           0
   MFS(R) Investors Trust Sub-Account
     (previously MFS(R) Research Managers
     Sub-Account)
     01/01/2003 to 12/31/2003.............   0.660811   0.809503   1,444,156
     01/01/2004 to 04/30/2004.............   0.809503   0.824834   1,931,513
   MFS(R) Research International
     Sub-Account
     01/01/2003 to 12/31/2003.............   0.740863   0.967070   5,529,748
     01/01/2004 to 12/31/2004.............   0.967070   1.142973   8,360,916
     01/01/2005 to 12/31/2005.............   1.142973   1.315501  10,997,444
     01/01/2006 to 12/31/2006.............   1.315501   1.645958  12,926,162
     01/01/2007 to 12/31/2007.............   1.645958   1.843291  13,818,599
     01/01/2008 to 12/31/2008.............   1.843291   1.050197  17,805,194
     01/01/2009 to 12/31/2009.............   1.050197   1.365904  19,077,577
     01/01/2010 to 12/31/2010.............   1.365904   1.504287  17,097,092
     01/01/2011 to 12/31/2011.............   1.504287   1.327790  16,001,332
     01/01/2012 to 12/31/2012.............   1.327790   1.531828  15,710,781
   MFS(R) Total Return Sub-Account
     05/01/2004 to 12/31/2004.............   3.836332   4.178340   2,030,803
     01/01/2005 to 12/31/2005.............   4.178340   4.248456   2,996,302
     01/01/2006 to 12/31/2006.............   4.248456   4.701210   3,176,630
     01/01/2007 to 12/31/2007.............   4.701210   4.838519   3,226,616
     01/01/2008 to 12/31/2008.............   4.838519   3.714131   2,711,425
     01/01/2009 to 12/31/2009.............   3.714131   4.343711   2,509,240
     01/01/2010 to 12/31/2010.............   4.343711   4.714789   2,388,428
     01/01/2011 to 12/31/2011.............   4.714789   4.761614   2,145,221
     01/01/2012 to 12/31/2012.............   4.761614   5.239168   1,919,764
   MFS(R) Total Return Sub-Account
     (previously Balanced Sub-Account)
     01/01/2003 to 12/31/2003.............   1.278296   1.511755   3,446,285
     01/01/2004 to 04/30/2004.............   1.511755   1.499786   4,349,772
   MFS(R) Value Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............   1.230199   1.329755   2,077,579
     01/01/2005 to 12/31/2005.............   1.329755   1.292898   6,777,537
     01/01/2006 to 12/31/2006.............   1.292898   1.506150   7,944,239
     01/01/2007 to 12/31/2007.............   1.506150   1.428893   8,029,025
     01/01/2008 to 12/31/2008.............   1.428893   0.936451   8,573,069
     01/01/2009 to 12/31/2009.............   0.936451   1.116307   9,483,637
     01/01/2010 to 12/31/2010.............   1.116307   1.226916   9,505,617
     01/01/2011 to 12/31/2011.............   1.226916   1.220666   9,064,226
     01/01/2012 to 12/31/2012.............   1.220666   1.403545   8,561,645

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   MFS(R) Value Sub-Account (Class E)
     01/01/2003 to 12/31/2003.............   0.981280   1.215874   8,106,150
     01/01/2004 to 12/31/2004.............   1.215874   1.337643  11,067,763
     01/01/2005 to 12/31/2005.............   1.337643   1.301992  11,137,622
     01/01/2006 to 12/31/2006.............   1.301992   1.517964  10,194,359
     01/01/2007 to 12/31/2007.............   1.517964   1.441564   8,867,641
     01/01/2008 to 12/31/2008.............   1.441564   0.946068   7,557,362
     01/01/2009 to 12/31/2009.............   0.946068   1.128574   7,281,661
     01/01/2010 to 12/31/2010.............   1.128574   1.241225   6,987,280
     01/01/2011 to 12/31/2011.............   1.241225   1.236950   6,112,907
     01/01/2012 to 12/31/2012.............   1.236950   1.423187   5,105,383
   MLA Mid Cap Sub-Account
     01/01/2003 to 12/31/2003.............   0.969569   1.209365   3,066,916
     01/01/2004 to 12/31/2004.............   1.209365   1.367680   5,283,165
     01/01/2005 to 12/31/2005.............   1.367680   1.461043   5,799,526
     01/01/2006 to 12/31/2006.............   1.461043   1.656344   6,140,949
     01/01/2007 to 12/31/2007.............   1.656344   1.592926   7,222,657
     01/01/2008 to 12/31/2008.............   1.592926   0.971556   6,889,859
     01/01/2009 to 12/31/2009.............   0.971556   1.313523   6,664,418
     01/01/2010 to 12/31/2010.............   1.313523   1.595336   6,099,277
     01/01/2011 to 12/31/2011.............   1.595336   1.493923   5,074,869
     01/01/2012 to 12/31/2012.............   1.493923   1.554812   5,137,719
   MSCI EAFE(R) Index Sub-Account
     01/01/2003 to 12/31/2003.............   0.706210   0.957843   5,478,996
     01/01/2004 to 12/31/2004.............   0.957843   1.129340   8,721,376
     01/01/2005 to 12/31/2005.............   1.129340   1.260846  10,320,319
     01/01/2006 to 12/31/2006.............   1.260846   1.563644  11,042,309
     01/01/2007 to 12/31/2007.............   1.563644   1.708280  11,955,730
     01/01/2008 to 12/31/2008.............   1.708280   0.976071  12,740,429
     01/01/2009 to 12/31/2009.............   0.976071   1.237867  13,628,952
     01/01/2010 to 12/31/2010.............   1.237867   1.320550  13,082,892
     01/01/2011 to 12/31/2011.............   1.320550   1.140350  12,644,141
     01/01/2012 to 12/31/2012.............   1.140350   1.330424  12,198,755
   Morgan Stanley Mid Cap Growth
     Sub-Account
     05/03/2010 to 12/31/2010.............   1.330574   1.547910   3,895,134
     01/01/2011 to 12/31/2011.............   1.547910   1.424325   3,605,437
     01/01/2012 to 12/31/2012.............   1.424325   1.538642   3,510,961
   Morgan Stanley Mid Cap Growth
     Sub-Account (previously FI Mid Cap
     Opportunities Sub-Account)
     01/01/2003 to 12/31/2003.............   0.811726   1.140188   1,940,329
     01/01/2004 to 04/30/2004.............   1.140188   1.130795   2,954,746
   Morgan Stanley Mid Cap Growth
     Sub-Account (previously FI Mid Cap
     Opportunities Sub-Account and before
     that Janus Mid Cap Sub-Account))
     01/01/2003 to 12/31/2003.............   1.097491   1.456818   1,226,037
     01/01/2004 to 12/31/2004.............   1.456818   1.682450   4,503,752
     01/01/2005 to 12/31/2005.............   1.682450   1.774090   4,448,034
     01/01/2006 to 12/31/2006.............   1.774090   1.956578   4,127,653
     01/01/2007 to 12/31/2007.............   1.956578   2.090955   3,973,228
     01/01/2008 to 12/31/2008.............   2.090955   0.921211   3,921,022
     01/01/2009 to 12/31/2009.............   0.921211   1.216050   4,001,144
     01/01/2010 to 04/30/2010.............   1.216050   1.317217           0

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Neuberger Berman Genesis Sub-account
     (previously BlackRock Strategic
     Value Sub-Account (Class B))
     05/01/2004 to 12/31/2004.............   1.626631    1.833047  2,779,549
     01/01/2005 to 12/31/2005.............   1.833047    1.882997  5,523,544
     01/01/2006 to 12/31/2006.............   1.882997    2.167606  6,291,565
     01/01/2007 to 12/31/2007.............   2.167606    2.063593  6,557,708
     01/01/2008 to 12/31/2008.............   2.063593    1.253431  6,669,517
     01/01/2009 to 12/31/2009.............   1.253431    1.398131  7,019,257
     01/01/2010 to 12/31/2010.............   1.398131    1.677123  6,888,632
     01/01/2011 to 12/31/2011.............   1.677123    1.749284  6,038,408
     01/01/2012 to 12/31/2012.............   1.749284    1.897831  5,748,262
   Neuberger Berman Genesis Sub-account
     (previously BlackRock Strategic
     Value Sub-Account (Class E))
     01/01/2003 to 12/31/2003.............   1.089127    1.614079 17,079,781
     01/01/2004 to 12/31/2004.............   1.614079    1.837570 22,522,556
     01/01/2005 to 12/31/2005.............   1.837570    1.888488 20,398,176
     01/01/2006 to 12/31/2006.............   1.888488    2.177644 17,872,678
     01/01/2007 to 12/31/2007.............   2.177644    2.075611 15,735,424
     01/01/2008 to 12/31/2008.............   2.075611    1.261848 13,874,737
     01/01/2009 to 12/31/2009.............   1.261848    1.408603 13,709,982
     01/01/2010 to 12/31/2010.............   1.408603    1.691226 12,375,806
     01/01/2011 to 12/31/2011.............   1.691226    1.764859 10,583,644
     01/01/2012 to 12/31/2012.............   1.764859    1.917318  9,269,060
   Oppenheimer Global Equity Sub-Account
     05/01/2004 to 12/31/2004.............  12.983513   15.001713      7,183
     01/01/2005 to 12/31/2005.............  15.001713   17.200474     75,986
     01/01/2006 to 12/31/2006.............  17.200474   19.784749    221,134
     01/01/2007 to 12/31/2007.............  19.784749   20.781961    304,771
     01/01/2008 to 12/31/2008.............  20.781961   12.211547    300,693
     01/01/2009 to 12/31/2009.............  12.211547   16.876723    355,031
     01/01/2010 to 12/31/2010.............  16.876723   19.341051    393,488
     01/01/2011 to 12/31/2011.............  19.341051   17.513241    334,600
     01/01/2012 to 12/31/2012.............  17.513241   20.977864    346,506
   PIMCO Inflation Protection Bond
     Sub-Account
     05/01/2006 to 12/31/2006.............  11.078325   11.205166     64,045
     01/01/2007 to 12/31/2007.............  11.205166   12.272379    151,478
     01/01/2008 to 12/31/2008.............  12.272379   11.295897    916,660
     01/01/2009 to 12/31/2009.............  11.295897   13.182182  1,387,849
     01/01/2010 to 12/31/2010.............  13.182182   14.042861  1,539,017
     01/01/2011 to 12/31/2011.............  14.042861   15.429350  1,478,334
     01/01/2012 to 12/31/2012.............  15.429350   16.644782  1,534,108
   PIMCO Total Return Sub-Account
     01/01/2003 to 12/31/2003.............   1.141013    1.176541 29,020,116
     01/01/2004 to 12/31/2004.............   1.176541    1.220981 42,539,683
     01/01/2005 to 12/31/2005.............   1.220981    1.234188 53,067,828
     01/01/2006 to 12/31/2006.............   1.234188    1.275235 56,248,053
     01/01/2007 to 12/31/2007.............   1.275235    1.355933 55,723,578
     01/01/2008 to 12/31/2008.............   1.355933    1.345880 49,763,446
     01/01/2009 to 12/31/2009.............   1.345880    1.570362 54,550,963
     01/01/2010 to 12/31/2010.............   1.570362    1.679247 57,536,262
     01/01/2011 to 12/31/2011.............   1.679247    1.712715 51,688,809
     01/01/2012 to 12/31/2012.............   1.712715    1.849991 50,228,050

                                             1.15% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Pyramis(R) Government Income
     Sub-Account
     04/30/2012 to 12/31/2012.............  10.799742   10.985137     24,736
   RCM Technology Sub-Account
     01/01/2003 to 12/31/2003.............   0.297468    0.463355  6,874,562
     01/01/2004 to 12/31/2004.............   0.463355    0.438292 12,237,593
     01/01/2005 to 12/31/2005.............   0.438292    0.481024 11,341,203
     01/01/2006 to 12/31/2006.............   0.481024    0.500963 11,210,671
     01/01/2007 to 12/31/2007.............   0.500963    0.651313 11,514,422
     01/01/2008 to 12/31/2008.............   0.651313    0.357644 11,811,439
     01/01/2009 to 12/31/2009.............   0.357644    0.562065 12,707,254
     01/01/2010 to 12/31/2010.............   0.562065    0.709498 12,269,478
     01/01/2011 to 12/31/2011.............   0.709498    0.631997 12,400,634
     01/01/2012 to 12/31/2012.............   0.631997    0.700440 12,173,876
   Russell 2000(R) Index Sub-Account
     01/01/2003 to 12/31/2003.............   0.936873    1.349540  4,202,177
     01/01/2004 to 12/31/2004.............   1.349540    1.566231  7,033,204
     01/01/2005 to 12/31/2005.............   1.566231    1.614955  8,067,607
     01/01/2006 to 12/31/2006.............   1.614955    1.877218  8,902,863
     01/01/2007 to 12/31/2007.............   1.877218    1.824009  8,818,796
     01/01/2008 to 12/31/2008.............   1.824009    1.195970  8,219,937
     01/01/2009 to 12/31/2009.............   1.195970    1.485682  8,409,746
     01/01/2010 to 12/31/2010.............   1.485682    1.859058  7,628,362
     01/01/2011 to 12/31/2011.............   1.859058    1.759057  7,083,192
     01/01/2012 to 12/31/2012.............   1.759057    2.017956  6,627,772
   Schroders Global Multi-Asset
     Sub-Account
     04/30/2012 to 12/31/2012.............   1.010787    1.069986    744,411
   SSgA Growth and Income ETF Sub-Account
     05/01/2006 to 12/31/2006.............  10.528821   11.195806     19,800
     01/01/2007 to 12/31/2007.............  11.195806   11.664615     85,601
     01/01/2008 to 12/31/2008.............  11.664615    8.641254    164,786
     01/01/2009 to 12/31/2009.............   8.641254   10.668427    751,693
     01/01/2010 to 12/31/2010.............  10.668427   11.837243  1,722,681
     01/01/2011 to 12/31/2011.............  11.837243   11.826333  2,295,992
     01/01/2012 to 12/31/2012.............  11.826333   13.192105  2,273,830
   SSgA Growth ETF Sub-Account
     05/01/2006 to 12/31/2006.............  10.719973   11.451405     23,293
     01/01/2007 to 12/31/2007.............  11.451405   11.955814     46,159
     01/01/2008 to 12/31/2008.............  11.955814    7.922324     87,355
     01/01/2009 to 12/31/2009.............   7.922324   10.110710    323,788
     01/01/2010 to 12/31/2010.............  10.110710   11.409837    687,188
     01/01/2011 to 12/31/2011.............  11.409837   11.039492  1,206,145
     01/01/2012 to 12/31/2012.............  11.039492   12.553057  1,390,683
   T. Rowe Price Large Cap Growth
     Sub-Account
     05/01/2004 to 12/31/2004.............   1.132121    1.228822  1,449,526
     01/01/2005 to 12/31/2005.............   1.228822    1.291677  5,547,726
     01/01/2006 to 12/31/2006.............   1.291677    1.441446  7,160,330
     01/01/2007 to 12/31/2007.............   1.441446    1.555276  8,008,961
     01/01/2008 to 12/31/2008.............   1.555276    0.891682  8,861,861
     01/01/2009 to 12/31/2009.............   0.891682    1.260849  9,346,672
     01/01/2010 to 12/31/2010.............   1.260849    1.455137  8,850,807
     01/01/2011 to 12/31/2011.............   1.455137    1.419325  8,511,932
     01/01/2012 to 12/31/2012.............   1.419325    1.665020  8,403,729

                                                                                  1.15% VARIABLE ACCOUNT CHARGE
                                                                                ----------------------------------
                                                                                   AUV AT     AUV AT   ACCUM UNITS
                                                                                BEGINNING OF ENDING OF   END OF
                                                                                   PERIOD     PERIOD     PERIOD
                                                                                ------------ --------- -----------
  T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2003 to 12/31/2003....................................................   0.456708   0.616917   5,668,644
   01/01/2004 to 12/31/2004....................................................   0.616917   0.718542  12,901,702
   01/01/2005 to 12/31/2005....................................................   0.718542   0.814249  19,229,605
   01/01/2006 to 12/31/2006....................................................   0.814249   0.854583  23,043,363
   01/01/2007 to 12/31/2007....................................................   0.854583   0.993758  25,073,979
   01/01/2008 to 12/31/2008....................................................   0.993758   0.591882  26,714,584
   01/01/2009 to 12/31/2009....................................................   0.591882   0.851179  27,235,237
   01/01/2010 to 12/31/2010....................................................   0.851179   1.074392  25,381,842
   01/01/2011 to 12/31/2011....................................................   1.074392   1.044634  23,527,949
   01/01/2012 to 12/31/2012....................................................   1.044634   1.173923  22,637,124
  T. Rowe Price Small Cap Growth Sub-Account
   05/01/2004 to 12/31/2004....................................................   1.260567   1.346140     151,024
   01/01/2005 to 12/31/2005....................................................   1.346140   1.473388     708,562
   01/01/2006 to 12/31/2006....................................................   1.473388   1.509438   1,478,571
   01/01/2007 to 12/31/2007....................................................   1.509438   1.634326   1,792,516
   01/01/2008 to 12/31/2008....................................................   1.634326   1.028841   2,187,102
   01/01/2009 to 12/31/2009....................................................   1.028841   1.410025   2,509,463
   01/01/2010 to 12/31/2010....................................................   1.410025   1.877077   2,745,405
   01/01/2011 to 12/31/2011....................................................   1.877077   1.882513   3,174,110
   01/01/2012 to 12/31/2012....................................................   1.882513   2.156924   3,415,583
  Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
   05/01/2004 to 12/31/2004....................................................   1.910648   2.028901   1,435,056
   01/01/2005 to 12/31/2005....................................................   2.028901   2.057148   4,955,681
   01/01/2006 to 12/31/2006....................................................   2.057148   2.131819   7,685,962
   01/01/2007 to 12/31/2007....................................................   2.131819   2.185365   8,845,406
   01/01/2008 to 12/31/2008....................................................   2.185365   1.831445   7,824,922
   01/01/2009 to 12/31/2009....................................................   1.831445   2.387927   6,763,685
   01/01/2010 to 12/31/2010....................................................   2.387927   2.654651   6,527,787
   01/01/2011 to 12/31/2011....................................................   2.654651   2.777506   6,305,166
   01/01/2012 to 12/31/2012....................................................   2.777506   3.055655   6,041,580
  Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
   01/01/2003 to 12/31/2003....................................................   1.748698   1.944727   5,507,868
   01/01/2004 to 12/31/2004....................................................   1.944727   2.046945   8,185,861
   01/01/2005 to 12/31/2005....................................................   2.046945   2.077677   8,394,205
   01/01/2006 to 12/31/2006....................................................   2.077677   2.153702   7,962,524
   01/01/2007 to 12/31/2007....................................................   2.153702   2.211727   7,864,990
   01/01/2008 to 12/31/2008....................................................   2.211727   1.855921   5,862,575
   01/01/2009 to 12/31/2009....................................................   1.855921   2.421370   5,107,229
   01/01/2010 to 12/31/2010....................................................   2.421370   2.695854   4,684,247
   01/01/2011 to 12/31/2011....................................................   2.695854   2.823025   4,262,919
   01/01/2012 to 12/31/2012....................................................   2.823025   3.105846   3,730,139

                                                                     1.15% VARIABLE ACCOUNT CHARGE
                                                                   ----------------------------------
                                                                      AUV AT     AUV AT   ACCUM UNITS
                                                                   BEGINNING OF ENDING OF   END OF
                                                                      PERIOD     PERIOD     PERIOD
                                                                   ------------ --------- -----------
  Western Asset Management U.S. Government Sub-Account (Class B)
   05/01/2004 to 12/31/2004.......................................   1.579245    1.619580  2,054,332
   01/01/2005 to 12/31/2005.......................................   1.619580    1.623381  6,607,389
   01/01/2006 to 12/31/2006.......................................   1.623381    1.667697  8,653,084
   01/01/2007 to 12/31/2007.......................................   1.667697    1.715019  8,732,679
   01/01/2008 to 12/31/2008.......................................   1.715019    1.686333  9,173,702
   01/01/2009 to 12/31/2009.......................................   1.686333    1.735071  9,427,795
   01/01/2010 to 12/31/2010.......................................   1.735071    1.809442  8,605,220
   01/01/2011 to 12/31/2011.......................................   1.809442    1.882997  8,244,775
   01/01/2012 to 12/31/2012.......................................   1.882997    1.918083  8,023,520
  Western Asset Management U.S. Government Sub-Account (Class E)
   01/01/2003 to 12/31/2003.......................................   1.600458    1.606657 10,414,448
   01/01/2004 to 12/31/2004.......................................   1.606657    1.632791 12,063,010
   01/01/2005 to 12/31/2005.......................................   1.632791    1.639669 11,770,403
   01/01/2006 to 12/31/2006.......................................   1.639669    1.685404 10,745,311
   01/01/2007 to 12/31/2007.......................................   1.685404    1.734878  9,495,932
   01/01/2008 to 12/31/2008.......................................   1.734878    1.707646  7,041,869
   01/01/2009 to 12/31/2009.......................................   1.707646    1.758779  6,430,199
   01/01/2010 to 12/31/2010.......................................   1.758779    1.837269  5,869,593
   01/01/2011 to 12/31/2011.......................................   1.837269    1.912249  4,970,870
   01/01/2012 to 12/31/2012.......................................   1.912249    1.949764  4,378,472
  American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................  14.825548   15.562026    165,796
   01/01/2007 to 12/31/2007.......................................  15.562026   15.855269    691,490
   01/01/2008 to 12/31/2008.......................................  15.855269   14.172696    684,203
   01/01/2009 to 12/31/2009.......................................  14.172696   15.737409    809,413
   01/01/2010 to 12/31/2010.......................................  15.737409   16.518743    734,723
   01/01/2011 to 12/31/2011.......................................  16.518743   17.283935    766,914
   01/01/2012 to 12/31/2012.......................................  17.283935   17.958188    717,134
  American Funds Global Small Capitalization Sub-Account
   01/01/2003 to 12/31/2003.......................................   1.081548    1.637421  4,945,481
   01/01/2004 to 12/31/2004.......................................   1.637421    1.951751  9,266,699
   01/01/2005 to 12/31/2005.......................................   1.951751    2.412643 12,165,119
   01/01/2006 to 12/31/2006.......................................   2.412643    2.951478 15,102,207
   01/01/2007 to 12/31/2007.......................................   2.951478    3.533839 16,495,469
   01/01/2008 to 12/31/2008.......................................   3.533839    1.619536 17,411,843
   01/01/2009 to 12/31/2009.......................................   1.619536    2.575949 17,958,641
   01/01/2010 to 12/31/2010.......................................   2.575949    3.109521 16,410,861
   01/01/2011 to 12/31/2011.......................................   3.109521    2.479318 15,273,287
   01/01/2012 to 12/31/2012.......................................   2.479318    2.889073 14,708,045
  American Funds Growth Sub-Account
   01/01/2003 to 12/31/2003.......................................   8.553837   11.539710  3,886,871
   01/01/2004 to 12/31/2004.......................................  11.539710   12.800876  6,318,658
   01/01/2005 to 12/31/2005.......................................  12.800876   14.667370  7,944,020
   01/01/2006 to 12/31/2006.......................................  14.667370   15.941872  8,793,027
   01/01/2007 to 12/31/2007.......................................  15.941872   17.660120  8,829,483
   01/01/2008 to 12/31/2008.......................................  17.660120    9.756618  9,143,320
   01/01/2009 to 12/31/2009.......................................   9.756618   13.412801  9,669,853
   01/01/2010 to 12/31/2010.......................................  13.412801   15.697269  9,006,619
   01/01/2011 to 12/31/2011.......................................  15.697269   14.817433  8,165,753
   01/01/2012 to 12/31/2012.......................................  14.817433   17.224367  7,480,294

                                               1.15% VARIABLE ACCOUNT CHARGE
                                             ----------------------------------
                                                AUV AT     AUV AT   ACCUM UNITS
                                             BEGINNING OF ENDING OF   END OF
                                                PERIOD     PERIOD     PERIOD
                                             ------------ --------- -----------
  American Funds Growth-Income Sub-Account
   01/01/2003 to 12/31/2003.................   6.876924    8.980345  4,125,345
   01/01/2004 to 12/31/2004.................   8.980345    9.773854  6,296,437
   01/01/2005 to 12/31/2005.................   9.773854   10.200482  7,723,449
   01/01/2006 to 12/31/2006.................  10.200482   11.588340  8,088,661
   01/01/2007 to 12/31/2007.................  11.588340   12.002585  7,801,254
   01/01/2008 to 12/31/2008.................  12.002585    7.355638  7,641,518
   01/01/2009 to 12/31/2009.................   7.355638    9.519414  7,597,212
   01/01/2010 to 12/31/2010.................   9.519414   10.459780  7,146,447
   01/01/2011 to 12/31/2011.................  10.459780   10.125901  6,406,090
   01/01/2012 to 12/31/2012.................  10.125901   11.729933  5,781,068

                           ACCUMULATION UNIT VALUES
           (FOR AN ACCUMULATION UNIT OUTSTANDING THROUGH THE PERIOD)

                 NEW ENGLAND VARIABLE ANNUITY SEPARATE ACCOUNT
                        CONDENSED FINANCIAL INFORMATION

                                                                        2.20% VARIABLE ACCOUNT CHARGE
                                                                      ----------------------------------
                                                                         AUV AT     AUV AT   ACCUM UNITS
                                                                      BEGINNING OF ENDING OF   END OF
                                                                         PERIOD     PERIOD     PERIOD
                                                                      ------------ --------- -----------
American Forerunner -- 2.20
  AllianceBernstein Global Dynamic Allocation Sub-Account (Class B)
   04/30/2012 to 12/31/2012..........................................  10.137177   10.427165       0
  American Funds(R) Balanced Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................  10.007589    6.973097       0
   01/01/2009 to 12/31/2009..........................................   6.973097    8.821827       0
   01/01/2010 to 12/31/2010..........................................   8.821827    9.679446       0
   01/01/2011 to 12/31/2011..........................................   9.679446    9.267807       0
   01/01/2012 to 12/31/2012..........................................   9.267807   10.291548       0
  American Funds(R) Growth Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................   9.997589    6.324798       0
   01/01/2009 to 12/31/2009..........................................   6.324798    8.293283       0
   01/01/2010 to 12/31/2010..........................................   8.293283    9.206817       0
   01/01/2011 to 12/31/2011..........................................   9.206817    8.580581       0
   01/01/2012 to 12/31/2012..........................................   8.580581    9.749123       0
  American Funds(R) Moderate Allocation Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................  10.017588    7.643140       0
   01/01/2009 to 12/31/2009..........................................   7.643140    9.226164       0
   01/01/2010 to 12/31/2010..........................................   9.226164    9.919631       0
   01/01/2011 to 12/31/2011..........................................   9.919631    9.722805       0
   01/01/2012 to 12/31/2012..........................................   9.722805   10.540983       0
  AQR Global Risk Balanced Sub-Account (Class B)
   04/30/2012 to 12/31/2012..........................................  11.061450   11.404244     262

                                             2.20% VARIABLE ACCOUNT CHARGE
                                           ----------------------------------
                                              AUV AT     AUV AT   ACCUM UNITS
                                           BEGINNING OF ENDING OF   END OF
                                              PERIOD     PERIOD     PERIOD
                                           ------------ --------- -----------
   Baillie Gifford International Stock
     Sub-Account (Class B) (previously
     Artio International Stock
     Sub-Account (Class B))
     05/01/2004 to 12/31/2004.............   1.065074    1.210240    38,955
     01/01/2005 to 12/31/2005.............   1.210240    1.392205    29,796
     01/01/2006 to 12/31/2006.............   1.392205    1.583009    57,536
     01/01/2007 to 12/31/2007.............   1.583009    1.704290    83,475
     01/01/2008 to 12/31/2008.............   1.704290    0.929532   118,037
     01/01/2009 to 12/31/2009.............   0.929532    1.108312   118,860
     01/01/2010 to 12/31/2010.............   1.108312    1.158600   118,940
     01/01/2011 to 12/31/2011.............   1.158600    0.905236   123,471
     01/01/2012 to 12/31/2012.............   0.905236    1.056931   114,296
   Baillie Gifford International Stock
     Sub-Account (Class E) (previously
     Artio International Stock
     Sub-Account (Class E))
     01/01/2003 to 12/31/2003.............   0.848021    1.061006     2,237
     01/01/2004 to 12/31/2004.............   1.061006    1.224834     2,228
     01/01/2005 to 12/31/2005.............   1.224834    1.411556     2,219
     01/01/2006 to 12/31/2006.............   1.411556    1.605463     2,210
     01/01/2007 to 12/31/2007.............   1.605463    1.730593     2,200
     01/01/2008 to 12/31/2008.............   1.730593    0.944560     1,265
     01/01/2009 to 12/31/2009.............   0.944560    1.126941     1,256
     01/01/2010 to 12/31/2010.............   1.126941    1.180021       648
     01/01/2011 to 12/31/2011.............   1.180021    0.923732       109
     01/01/2012 to 12/31/2012.............   0.923732    1.078772         0
   Barclays Capital Aggregate Bond Index
     Sub-Account
     01/01/2003 to 12/31/2003.............   1.183930    1.197322   233,953
     01/01/2004 to 12/31/2004.............   1.197322    1.216221    52,976
     01/01/2005 to 12/31/2005.............   1.216221    1.211873    71,366
     01/01/2006 to 12/31/2006.............   1.211873    1.230779    70,018
     01/01/2007 to 12/31/2007.............   1.230779    1.284048   105,888
     01/01/2008 to 12/31/2008.............   1.284048    1.326761    62,767
     01/01/2009 to 12/31/2009.............   1.326761    1.362525    51,250
     01/01/2010 to 12/31/2010.............   1.362525    1.408765    50,577
     01/01/2011 to 12/31/2011.............   1.408765    1.478568    33,325
     01/01/2012 to 12/31/2012.............   1.478568    1.498651         0
   BlackRock Aggressive Growth
     Sub-Account (Class B)
     05/01/2004 to 12/31/2004.............  29.528498   32.564802         0
     01/01/2005 to 12/31/2005.............  32.564802   35.181834       324
     01/01/2006 to 12/31/2006.............  35.181834   36.644245       972
     01/01/2007 to 12/31/2007.............  36.644245   43.096000     1,142
     01/01/2008 to 12/31/2008.............  43.096000   22.830686     1,172
     01/01/2009 to 12/31/2009.............  22.830686   33.291259     2,998
     01/01/2010 to 12/31/2010.............  33.291259   37.450504       219
     01/01/2011 to 12/31/2011.............  37.450504   35.448373       204
     01/01/2012 to 12/31/2012.............  35.448373   38.380464        54

                                                                                   2.20% VARIABLE ACCOUNT CHARGE
                                                                                 ----------------------------------
                                                                                    AUV AT     AUV AT   ACCUM UNITS
                                                                                 BEGINNING OF ENDING OF   END OF
                                                                                    PERIOD     PERIOD     PERIOD
                                                                                 ------------ --------- -----------
  BlackRock Bond Income Sub-Account (Class B)
   01/01/2003 to 12/31/2003.....................................................   3.592471    3.710502     9,484
   01/01/2004 to 12/31/2004.....................................................   3.710502    3.780980    20,644
   01/01/2005 to 12/31/2005.....................................................   3.780980    3.778624    21,119
   01/01/2006 to 12/31/2006.....................................................   3.778624    3.849555    13,969
   01/01/2007 to 12/31/2007.....................................................   3.849555    3.992112    16,300
   01/01/2008 to 12/31/2008.....................................................   3.992112    3.761891    12,966
   01/01/2009 to 12/31/2009.....................................................   3.761891    4.018002     9,093
   01/01/2010 to 12/31/2010.....................................................   4.018002    4.247748     9,395
   01/01/2011 to 12/31/2011.....................................................   4.247748    4.417546     9,161
   01/01/2012 to 12/31/2012.....................................................   4.417546    4.635563         0
  BlackRock Diversified Sub-Account (Class B)
   05/01/2004 to 12/31/2004.....................................................  30.635232   32.878595       415
   01/01/2005 to 12/31/2005.....................................................  32.878595   33.071886        91
   01/01/2006 to 12/31/2006.....................................................  33.071886   35.669174       338
   01/01/2007 to 12/31/2007.....................................................  35.669174   36.848524       321
   01/01/2008 to 12/31/2008.....................................................  36.848524   27.045619       299
   01/01/2009 to 12/31/2009.....................................................  27.045619   30.955145       284
   01/01/2010 to 12/31/2010.....................................................  30.955145   33.102467       268
   01/01/2011 to 12/31/2011.....................................................  33.102467   33.545974       251
   01/01/2012 to 12/31/2012.....................................................  33.545974   36.785309       235
  BlackRock Global Tactical Strategies Sub-Account (Class B)
   04/30/2012 to 12/31/2012.....................................................   9.894088   10.159794       196
  BlackRock Large Cap Core Sub-Account
   04/30/2007 to 12/31/2007.....................................................   6.452878    6.473410     1,846
   01/01/2008 to 12/31/2008.....................................................   6.473410    3.969669         0
   01/01/2009 to 12/31/2009.....................................................   3.969669    4.628745         0
   01/01/2010 to 12/31/2010.....................................................   4.628745    5.092045         0
   01/01/2011 to 12/31/2011.....................................................   5.092045    4.994173     5,856
   01/01/2012 to 12/31/2012.....................................................   4.994173    5.540173     5,856
  BlackRock Large Cap Sub-Account (previously BlackRock Large Cap Sub-Account)
   01/01/2003 to 12/31/2003.....................................................   4.020285    5.109056         0
   01/01/2004 to 12/31/2004.....................................................   5.109056    5.527244         0
   01/01/2005 to 12/31/2005.....................................................   5.527244    5.586658         0
   01/01/2006 to 12/31/2006.....................................................   5.586658    6.221507     1,904
   01/01/2007 to 04/27/2007.....................................................   6.221507    6.507696         0
  BlackRock Large Cap Value Sub-Account (Class B)
   05/01/2004 to 12/31/2004.....................................................   1.052091    1.154511         0
   01/01/2005 to 12/31/2005.....................................................   1.154511    1.192227     6,810
   01/01/2006 to 12/31/2006.....................................................   1.192227    1.389468    84,147
   01/01/2007 to 12/31/2007.....................................................   1.389468    1.401599   176,220
   01/01/2008 to 12/31/2008.....................................................   1.401599    0.889641   107,847
   01/01/2009 to 12/31/2009.....................................................   0.889641    0.966481    68,989
   01/01/2010 to 12/31/2010.....................................................   0.966481    1.029849    46,716
   01/01/2011 to 12/31/2011.....................................................   1.029849    1.028135    36,588
   01/01/2012 to 12/31/2012.....................................................   1.028135    1.146135    26,204

                                                                                     2.20% VARIABLE ACCOUNT CHARGE
                                                                                   ----------------------------------
                                                                                      AUV AT     AUV AT   ACCUM UNITS
                                                                                   BEGINNING OF ENDING OF   END OF
                                                                                      PERIOD     PERIOD     PERIOD
                                                                                   ------------ --------- -----------
  BlackRock Large Cap Value Sub-Account (Class E)
   01/01/2003 to 12/31/2003.......................................................   0.788172    1.044060    7,861
   01/01/2004 to 12/31/2004.......................................................   1.044060    1.157334   15,772
   01/01/2005 to 12/31/2005.......................................................   1.157334    1.196654   33,539
   01/01/2006 to 12/31/2006.......................................................   1.196654    1.395508   34,537
   01/01/2007 to 12/31/2007.......................................................   1.395508    1.409640   35,649
   01/01/2008 to 12/31/2008.......................................................   1.409640    0.895719   33,458
   01/01/2009 to 12/31/2009.......................................................   0.895719    0.974159   10,955
   01/01/2010 to 12/31/2010.......................................................   0.974159    1.038767   11,464
   01/01/2011 to 12/31/2011.......................................................   1.038767    1.037827    8,899
   01/01/2012 to 12/31/2012.......................................................   1.037827    1.158650        0
  BlackRock Legacy Large Cap Growth Sub-Account (Class B)
   05/01/2004 to 12/31/2004.......................................................   2.149498    2.342840    3,511
   01/01/2005 to 12/31/2005.......................................................   2.342840    2.446796   13,081
   01/01/2006 to 12/31/2006.......................................................   2.446796    2.486696   20,230
   01/01/2007 to 12/31/2007.......................................................   2.486696    2.880635   22,491
   01/01/2008 to 12/31/2008.......................................................   2.880635    1.783832   23,845
   01/01/2009 to 12/31/2009.......................................................   1.783832    2.382042   22,491
   01/01/2010 to 12/31/2010.......................................................   2.382042    2.783925   27,582
   01/01/2011 to 12/31/2011.......................................................   2.783925    2.474117   26,959
   01/01/2012 to 12/31/2012.......................................................   2.474117    2.760575   25,026
  BlackRock Legacy Large Cap Growth Sub-Account (Class B) (formerly FI Large Cap
   Sub-Account)
   05/01/2006 to 12/31/2006.......................................................  15.818357   15.917739        0
   01/01/2007 to 12/31/2007.......................................................  15.917739   16.149075        0
   01/01/2008 to 12/31/2008.......................................................  16.149075    8.695741        0
   01/01/2009 to 05/01/2009.......................................................   8.695741    9.050660        0
  BlackRock Legacy Large Cap Growth Sub-Account (Class E)
   01/01/2003 to 12/31/2003.......................................................   1.683547    2.221857    3,020
   01/01/2004 to 12/31/2004.......................................................   2.221857    2.360447   19,886
   01/01/2005 to 12/31/2005.......................................................   2.360447    2.467444   28,901
   01/01/2006 to 12/31/2006.......................................................   2.467444    2.510392   28,727
   01/01/2007 to 12/31/2007.......................................................   2.510392    2.910806   28,587
   01/01/2008 to 12/31/2008.......................................................   2.910806    1.804304   28,140
   01/01/2009 to 12/31/2009.......................................................   1.804304    2.411477   16,076
   01/01/2010 to 12/31/2010.......................................................   2.411477    2.821961   15,920
   01/01/2011 to 12/31/2011.......................................................   2.821961    2.510454   16,073
   01/01/2012 to 12/31/2012.......................................................   2.510454    2.803630   12,201
  BlackRock Money Market Sub-Account (Class B)
   01/01/2003 to 12/31/2003.......................................................   1.903818    1.872726   31,002
   01/01/2004 to 12/31/2004.......................................................   1.872726    1.845312   64,852
   01/01/2005 to 12/31/2005.......................................................   1.845312    1.852865   41,252
   01/01/2006 to 12/31/2006.......................................................   1.852865    1.895153   45,608
   01/01/2007 to 12/31/2007.......................................................   1.895153    1.942941   43,463
   01/01/2008 to 12/31/2008.......................................................   1.942941    1.949948   37,566
   01/01/2009 to 12/31/2009.......................................................   1.949948    1.912346   15,576
   01/01/2010 to 12/31/2010.......................................................   1.912346    1.870731    8,246
   01/01/2011 to 12/31/2011.......................................................   1.870731    1.830132    6,881
   01/01/2012 to 12/31/2012.......................................................   1.830132    1.790091    6,031

                                                2.20% VARIABLE ACCOUNT CHARGE
                                              ----------------------------------
                                                 AUV AT     AUV AT   ACCUM UNITS
                                              BEGINNING OF ENDING OF   END OF
                                                 PERIOD     PERIOD     PERIOD
                                              ------------ --------- -----------
  Clarion Global Real Estate Sub-Account
   05/01/2004 to 12/31/2004..................   9.998192   12.764997     4,955
   01/01/2005 to 12/31/2005..................  12.764997   14.147202    11,234
   01/01/2006 to 12/31/2006..................  14.147202   19.041742    26,839
   01/01/2007 to 12/31/2007..................  19.041742   15.830068    22,801
   01/01/2008 to 12/31/2008..................  15.830068    9.031329    15,525
   01/01/2009 to 12/31/2009..................   9.031329   11.903521     6,588
   01/01/2010 to 12/31/2010..................  11.903521   13.520294    11,015
   01/01/2011 to 12/31/2011..................  13.520294   12.487734    10,165
   01/01/2012 to 12/31/2012..................  12.487734   15.389257     9,342
  Davis Venture Value Sub-Account (Class B)
   05/01/2004 to 12/31/2004..................   2.647827    2.834688    41,463
   01/01/2005 to 12/31/2005..................   2.834688    3.050386    79,987
   01/01/2006 to 12/31/2006..................   3.050386    3.411548   203,065
   01/01/2007 to 12/31/2007..................   3.411548    3.481854    89,779
   01/01/2008 to 12/31/2008..................   3.481854    2.059813    73,302
   01/01/2009 to 12/31/2009..................   2.059813    2.652753    58,729
   01/01/2010 to 12/31/2010..................   2.652753    2.898980    54,635
   01/01/2011 to 12/31/2011..................   2.898980    2.714949    50,514
   01/01/2012 to 12/31/2012..................   2.714949    2.990631    44,750
  Davis Venture Value Sub-Account (Class E)
   01/01/2003 to 12/31/2003..................   2.038732    2.607387    18,677
   01/01/2004 to 12/31/2004..................   2.607387    2.860180   231,327
   01/01/2005 to 12/31/2005..................   2.860180    3.081745    37,707
   01/01/2006 to 12/31/2006..................   3.081745    3.449185    37,725
   01/01/2007 to 12/31/2007..................   3.449185    3.523249    37,901
   01/01/2008 to 12/31/2008..................   3.523249    2.086441    33,480
   01/01/2009 to 12/31/2009..................   2.086441    2.690655    30,113
   01/01/2010 to 12/31/2010..................   2.690655    2.943176    29,631
   01/01/2011 to 12/31/2011..................   2.943176    2.758928    27,930
   01/01/2012 to 12/31/2012..................   2.758928    3.041354    10,215
  FI Value Leaders Sub-Account (Class B)
   05/01/2004 to 12/31/2004..................   2.107115    2.364207       607
   01/01/2005 to 12/31/2005..................   2.364207    2.554180     3,873
   01/01/2006 to 12/31/2006..................   2.554180    2.790114    33,250
   01/01/2007 to 12/31/2007..................   2.790114    2.836590    42,859
   01/01/2008 to 12/31/2008..................   2.836590    1.689700    18,371
   01/01/2009 to 12/31/2009..................   1.689700    2.008080    21,699
   01/01/2010 to 12/31/2010..................   2.008080    2.244884     8,108
   01/01/2011 to 12/31/2011..................   2.244884    2.055913    11,192
   01/01/2012 to 12/31/2012..................   2.055913    2.322064     9,367

                                                              2.20% VARIABLE ACCOUNT CHARGE
                                                           -----------------------------------
                                                              AUV AT     AUV AT    ACCUM UNITS
                                                           BEGINNING OF ENDING OF    END OF
                                                              PERIOD     PERIOD      PERIOD
                                                           ------------ ---------- -----------
  FI Value Leaders Sub-Account (Class E)
   01/01/2003 to 12/31/2003...............................    1.732236    2.147737         0
   01/01/2004 to 12/31/2004...............................    2.147737    2.385812     3,016
   01/01/2005 to 12/31/2005...............................    2.385812    2.579773    11,374
   01/01/2006 to 12/31/2006...............................    2.579773    2.820795    11,374
   01/01/2007 to 12/31/2007...............................    2.820795    2.870598    11,374
   01/01/2008 to 12/31/2008...............................    2.870598    1.711892    11,374
   01/01/2009 to 12/31/2009...............................    1.711892    2.037340         0
   01/01/2010 to 12/31/2010...............................    2.037340    2.279967         0
   01/01/2011 to 12/31/2011...............................    2.279967    2.089982         0
   01/01/2012 to 12/31/2012...............................    2.089982    2.362958         0
  Harris Oakmark International Sub-Account (Class B)
   05/01/2003 to 12/31/2003...............................    0.864265    1.154680         0
   01/01/2004 to 12/31/2004...............................    1.154680    1.361315   154,133
   01/01/2005 to 12/31/2005...............................    1.361315    1.521381   224,942
   01/01/2006 to 12/31/2006...............................    1.521381    1.917749   201,589
   01/01/2007 to 12/31/2007...............................    1.917749    1.854805   212,077
   01/01/2008 to 12/31/2008...............................    1.854805    1.072522    78,472
   01/01/2009 to 12/31/2009...............................    1.072522    1.626887    57,764
   01/01/2010 to 12/31/2010...............................    1.626887    1.852837    21,018
   01/01/2011 to 12/31/2011...............................    1.852837    1.554180    16,509
   01/01/2012 to 12/31/2012...............................    1.554180    1.964897    22,858
  Invesco Balanced-Risk Allocation Sub-Account (Class B)
   04/30/2012 to 12/31/2012...............................    1.010580    1.042242         0
  Invesco Small Cap Growth Sub-account
   01/01/2003 to 12/31/2003...............................    0.839004    1.139755         0
   01/01/2004 to 12/31/2004...............................    1.139755    1.186602    23,434
   01/01/2005 to 12/31/2005...............................    1.186602    1.256812    23,649
   01/01/2006 to 12/31/2006...............................    1.256812    1.403914    22,917
   01/01/2007 to 12/31/2007...............................    1.403914    1.525233    20,674
   01/01/2008 to 12/31/2008...............................    1.525233    0.914110         0
   01/01/2009 to 12/31/2009...............................    0.914110    1.196642         0
   01/01/2010 to 12/31/2010...............................    1.196642    1.477129         0
   01/01/2011 to 12/31/2011...............................    1.477129    1.429425         0
   01/01/2012 to 12/31/2012...............................    1.429425    1.653064         0
  Janus Forty Sub-Account
   04/30/2007 to 12/31/2007...............................  119.280338  145.542773       505
   01/01/2008 to 12/31/2008...............................  145.542773   82.574883       919
   01/01/2009 to 12/31/2009...............................   82.574883  115.395552     1,411
   01/01/2010 to 12/31/2010...............................  115.395552  123.493975       770
   01/01/2011 to 12/31/2011...............................  123.493975  111.696422       692
   01/01/2012 to 12/31/2012...............................  111.696422  133.853446       640

                                                                                            2.20% VARIABLE ACCOUNT CHARGE
                                                                                          ----------------------------------
                                                                                             AUV AT     AUV AT   ACCUM UNITS
                                                                                          BEGINNING OF ENDING OF   END OF
                                                                                             PERIOD     PERIOD     PERIOD
                                                                                          ------------ --------- -----------
  Jennison Growth Sub-Account (Class B)
   05/01/2005 to 12/31/2005..............................................................   0.390922   0.467096     40,374
   01/01/2006 to 12/31/2006..............................................................   0.467096   0.468491     41,226
   01/01/2007 to 12/31/2007..............................................................   0.468491   0.510431     42,167
   01/01/2008 to 12/31/2008..............................................................   0.510431   0.316809     48,888
   01/01/2009 to 12/31/2009..............................................................   0.316809   0.432530     73,025
   01/01/2010 to 12/31/2010..............................................................   0.432530   0.470995          0
   01/01/2011 to 12/31/2011..............................................................   0.470995   0.461788          0
   01/01/2012 to 12/31/2012..............................................................   0.461788   0.521960          0
  Jennison Growth Sub-Account (Class B) (previously Oppenheimer Capital Appreciation
   Sub-Account)
   05/01/2005 to 12/31/2005..............................................................   7.683859   8.299136          0
   01/01/2006 to 12/31/2006..............................................................   8.299136   8.737359      1,780
   01/01/2007 to 12/31/2007..............................................................   8.737359   9.767408      2,227
   01/01/2008 to 12/31/2008..............................................................   9.767408   5.164859      2,531
   01/01/2009 to 12/31/2009..............................................................   5.164859   7.260554      6,704
   01/01/2010 to 12/31/2010..............................................................   7.260554   7.770062          0
   01/01/2011 to 12/31/2011..............................................................   7.770062   7.496385          0
   01/01/2012 to 04/27/2012..............................................................   7.496385   8.411474          0
  Jennison Growth Sub-Account (Class B) (previously Met/Putnam Voyager Sub-Account
   (Class B))
   05/01/2004 to 12/31/2004..............................................................   0.409218   0.424945          0
   01/01/2005 to 04/30/2005..............................................................   0.424945   0.386270          0
  Jennison Growth Sub-Account (Class E)
   05/01/2005 to 12/31/2005..............................................................   0.391191   0.468094     13,393
   01/01/2006 to 12/31/2006..............................................................   0.468094   0.469834     13,959
   01/01/2007 to 12/31/2007..............................................................   0.469834   0.512608     13,935
   01/01/2008 to 12/31/2008..............................................................   0.512608   0.318025     12,184
   01/01/2009 to 12/31/2009..............................................................   0.318025   0.435181     11,659
   01/01/2010 to 12/31/2010..............................................................   0.435181   0.474425     12,350
   01/01/2011 to 12/31/2011..............................................................   0.474425   0.465547     70,676
   01/01/2012 to 12/31/2012..............................................................   0.465547   0.526309     59,026
  Jennison Growth Sub-Account (Class E) (previously Met/Putnam Voyager Sub-Account
   (Class E))
   01/01/2003 to 12/31/2003..............................................................   0.337533   0.415056     12,375
   01/01/2004 to 12/31/2004..............................................................   0.415056   0.424948     13,323
   01/01/2005 to 04/30/2005..............................................................   0.424948   0.390108          0
  JPMorgan Global Active Allocation Sub-Account (Class B)
   04/30/2012 to 12/31/2012..............................................................   1.012635   1.044277          0
  Legg Mason ClearBridge Aggressive Growth Sub-Account (Class B) (previously Legg Mason
   Partners Aggressive Growth Sub-Account)
   01/01/2003 to 12/31/2003..............................................................   0.521447   0.662628          0
   01/01/2004 to 12/31/2004..............................................................   0.662628   0.702881      5,165
   01/01/2005 to 12/31/2005..............................................................   0.702881   0.780985     12,328
   01/01/2006 to 12/31/2006..............................................................   0.780985   0.750752     77,494
   01/01/2007 to 12/31/2007..............................................................   0.750752   0.750973     79,346
   01/01/2008 to 12/31/2008..............................................................   0.750973   0.447703     82,332
   01/01/2009 to 12/31/2009..............................................................   0.447703   0.582319     79,914
   01/01/2010 to 12/31/2010..............................................................   0.582319   0.705161    126,645
   01/01/2011 to 12/31/2011..............................................................   0.705161   0.712250     85,962
   01/01/2012 to 12/31/2012..............................................................   0.712250   0.825611     85,953

                                                                                            2.20% VARIABLE ACCOUNT CHARGE
                                                                                          ----------------------------------
                                                                                             AUV AT     AUV AT   ACCUM UNITS
                                                                                          BEGINNING OF ENDING OF   END OF
                                                                                             PERIOD     PERIOD     PERIOD
                                                                                          ------------ --------- -----------
  Legg Mason ClearBridge Aggressive Growth Sub-Account (Class B) (previously Legg Mason
   Value Equity Sub-Account (Class B))
   05/01/2006 to 12/31/2006..............................................................   8.844334   9.431696         0
   01/01/2007 to 12/31/2007..............................................................   9.431696   8.680398       932
   01/01/2008 to 12/31/2008..............................................................   8.680398   3.853354       744
   01/01/2009 to 12/31/2009..............................................................   3.853354   5.200772     1,305
   01/01/2010 to 12/31/2010..............................................................   5.200772   5.460836         0
   01/01/2011 to 04/29/2011..............................................................   5.460836   5.791437         0
  Legg Mason ClearBridge Aggressive Growth Sub-Account (Class E)
   05/02/2011 to 12/31/2011..............................................................   0.585357   0.528166    60,041
   01/01/2012 to 12/31/2012..............................................................   0.528166   0.612534    60,041
  Legg Mason ClearBridge Aggressive Growth Sub-Account (Class E) (previously Legg Mason
   Value Equity Sub-Account (Class E))
   05/01/2006 to 12/31/2006..............................................................   0.891728   0.951311    40,734
   01/01/2007 to 12/31/2007..............................................................   0.951311   0.876417     3,991
   01/01/2008 to 12/31/2008..............................................................   0.876417   0.389387         0
   01/01/2009 to 12/31/2009..............................................................   0.389387   0.525515         0
   01/01/2010 to 12/31/2010..............................................................   0.525515   0.551998         0
   01/01/2011 to 04/29/2011..............................................................   0.551998   0.585463         0
  Loomis Sayles Small Cap Core Sub-Account (Class B)
   05/01/2004 to 12/31/2004..............................................................   2.161605   2.436398         0
   01/01/2005 to 12/31/2005..............................................................   2.436398   2.542675     5,528
   01/01/2006 to 12/31/2006..............................................................   2.542675   2.895310    16,644
   01/01/2007 to 12/31/2007..............................................................   2.895310   3.161190    30,241
   01/01/2008 to 12/31/2008..............................................................   3.161190   1.977202    47,137
   01/01/2009 to 12/31/2009..............................................................   1.977202   2.513023    45,297
   01/01/2010 to 12/31/2010..............................................................   2.513023   3.127297    38,498
   01/01/2011 to 12/31/2011..............................................................   3.127297   3.069740    36,604
   01/01/2012 to 12/31/2012..............................................................   3.069740   3.431032    35,653
  Loomis Sayles Small Cap Core Sub-Account (Class E)
   01/01/2003 to 12/31/2003..............................................................   1.619735   2.159414     2,425
   01/01/2004 to 12/31/2004..............................................................   2.159414   2.454626     6,936
   01/01/2005 to 12/31/2005..............................................................   2.454626   2.563974    15,352
   01/01/2006 to 12/31/2006..............................................................   2.563974   2.922363    17,059
   01/01/2007 to 12/31/2007..............................................................   2.922363   3.193754    16,791
   01/01/2008 to 12/31/2008..............................................................   3.193754   1.999579    16,354
   01/01/2009 to 12/31/2009..............................................................   1.999579   2.543887     3,025
   01/01/2010 to 12/31/2010..............................................................   2.543887   3.168952     2,405
   01/01/2011 to 12/31/2011..............................................................   3.168952   3.113785     1,845
   01/01/2012 to 12/31/2012..............................................................   3.113785   3.483656         0

                                                                                       2.20% VARIABLE ACCOUNT CHARGE
                                                                                     ----------------------------------
                                                                                        AUV AT     AUV AT   ACCUM UNITS
                                                                                     BEGINNING OF ENDING OF   END OF
                                                                                        PERIOD     PERIOD     PERIOD
                                                                                     ------------ --------- -----------
  Loomis Sayles Small Cap Growth Sub-Account
   01/01/2003 to 12/31/2003.........................................................   0.615917   0.871274      6,247
   01/01/2004 to 12/31/2004.........................................................   0.871274   0.947272    166,064
   01/01/2005 to 12/31/2005.........................................................   0.947272   0.967412    215,948
   01/01/2006 to 12/31/2006.........................................................   0.967412   1.038404    104,112
   01/01/2007 to 12/31/2007.........................................................   1.038404   1.059511    109,626
   01/01/2008 to 12/31/2008.........................................................   1.059511   0.608244     85,025
   01/01/2009 to 12/31/2009.........................................................   0.608244   0.771582     40,646
   01/01/2010 to 12/31/2010.........................................................   0.771582   0.991420     76,624
   01/01/2011 to 12/31/2011.........................................................   0.991420   0.996515     75,304
   01/01/2012 to 12/31/2012.........................................................   0.996515   1.080906     64,043
  Lord Abbett Bond Debenture Sub-Account
   01/01/2003 to 12/31/2003.........................................................   1.285701   1.498707    162,520
   01/01/2004 to 12/31/2004.........................................................   1.498707   1.585737    223,374
   01/01/2005 to 12/31/2005.........................................................   1.585737   1.574492     74,062
   01/01/2006 to 12/31/2006.........................................................   1.574492   1.681231     96,970
   01/01/2007 to 12/31/2007.........................................................   1.681231   1.752167     57,966
   01/01/2008 to 12/31/2008.........................................................   1.752167   1.395079     49,742
   01/01/2009 to 12/31/2009.........................................................   1.395079   1.866591     62,888
   01/01/2010 to 12/31/2010.........................................................   1.866591   2.062742     61,776
   01/01/2011 to 12/31/2011.........................................................   2.062742   2.107944     44,475
   01/01/2012 to 12/31/2012.........................................................   2.107944   2.328796     33,656
  Lord Abbett Mid Cap Value Sub-Account
   04/30/2012 to 12/31/2012.........................................................   2.273575   2.324714     15,304
  Lord Abbett Mid Cap Value Sub-Account (previously Neuberger Berman Mid Cap Value
   Sub-Account)
   01/01/2003 to 12/31/2003.........................................................   1.289686   1.717901     10,219
   01/01/2004 to 12/31/2004.........................................................   1.717901   2.061234     20,028
   01/01/2005 to 12/31/2005.........................................................   2.061234   2.257043     52,328
   01/01/2006 to 12/31/2006.........................................................   2.257043   2.455307    122,970
   01/01/2007 to 12/31/2007.........................................................   2.455307   2.478212     58,879
   01/01/2008 to 12/31/2008.........................................................   2.478212   1.273177     52,528
   01/01/2009 to 12/31/2009.........................................................   1.273177   1.840081     51,117
   01/01/2010 to 12/31/2010.........................................................   1.840081   2.268988     32,020
   01/01/2011 to 12/31/2011.........................................................   2.268988   2.071558     29,697
   01/01/2012 to 04/27/2012.........................................................   2.071558   2.284875          0
  Met/Artisan Mid Cap Value Sub-Account (Class B)
   05/01/2004 to 12/31/2004.........................................................   2.758183   2.977180     37,105
   01/01/2005 to 12/31/2005.........................................................   2.977180   3.195328     55,264
   01/01/2006 to 12/31/2006.........................................................   3.195328   3.506527     53,467
   01/01/2007 to 12/31/2007.........................................................   3.506527   3.187138     19,925
   01/01/2008 to 12/31/2008.........................................................   3.187138   1.679285     13,552
   01/01/2009 to 12/31/2009.........................................................   1.679285   2.319518     13,892
   01/01/2010 to 12/31/2010.........................................................   2.319518   2.603993      2,498
   01/01/2011 to 12/31/2011.........................................................   2.603993   2.712786      2,441
   01/01/2012 to 12/31/2012.........................................................   2.712786   2.960762      2,656

                                                                                        2.20% VARIABLE ACCOUNT CHARGE
                                                                                      ----------------------------------
                                                                                         AUV AT     AUV AT   ACCUM UNITS
                                                                                      BEGINNING OF ENDING OF   END OF
                                                                                         PERIOD     PERIOD     PERIOD
                                                                                      ------------ --------- -----------
  Met/Artisan Mid Cap Value Sub-Account (Class E)
   01/01/2003 to 12/31/2003..........................................................   2.182873    2.828363   63,108
   01/01/2004 to 12/31/2004..........................................................   2.828363    3.037004   67,383
   01/01/2005 to 12/31/2005..........................................................   3.037004    3.262671   27,710
   01/01/2006 to 12/31/2006..........................................................   3.262671    3.584022   25,192
   01/01/2007 to 12/31/2007..........................................................   3.584022    3.260825   15,910
   01/01/2008 to 12/31/2008..........................................................   3.260825    1.719816   14,545
   01/01/2009 to 12/31/2009..........................................................   1.719816    2.377820    5,468
   01/01/2010 to 12/31/2010..........................................................   2.377820    2.672064    4,069
   01/01/2011 to 12/31/2011..........................................................   2.672064    2.786512    3,473
   01/01/2012 to 12/31/2012..........................................................   2.786512    3.044293    2,112
  Met/Franklin Income Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................................   9.997589    7.942507        0
   01/01/2009 to 12/31/2009..........................................................   7.942507    9.931910        0
   01/01/2010 to 12/31/2010..........................................................   9.931910   10.864348        0
   01/01/2011 to 12/31/2011..........................................................  10.864348   10.855279        0
   01/01/2012 to 12/31/2012..........................................................  10.855279   11.944370      420
  Met/Franklin Low Duration Total Return Sub-Account
   05/02/2011 to 12/31/2011..........................................................   9.986988    9.714258        0
   01/01/2012 to 12/31/2012..........................................................   9.714258    9.919665        0
  Met/Franklin Mutual Shares Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................................   9.997589    6.563810        0
   01/01/2009 to 12/31/2009..........................................................   6.563810    8.018802        0
   01/01/2010 to 12/31/2010..........................................................   8.018802    8.709116        0
   01/01/2011 to 12/31/2011..........................................................   8.709116    8.473386        0
   01/01/2012 to 12/31/2012..........................................................   8.473386    9.441471        0
  Met/Franklin Templeton Founding Strategy Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................................   9.997589    6.994952        0
   01/01/2009 to 12/31/2009..........................................................   6.994952    8.796467        0
   01/01/2010 to 12/31/2010..........................................................   8.796467    9.469607        0
   01/01/2011 to 12/31/2011..........................................................   9.469607    9.100861        0
   01/01/2012 to 12/31/2012..........................................................   9.100861   10.337166        0
  Met/Templeton Growth Sub-Account (Class C)
   04/28/2008 to 12/31/2008..........................................................   9.997589    6.533132        0
   01/01/2009 to 12/31/2009..........................................................   6.533132    8.475766        0
   01/01/2010 to 12/31/2010..........................................................   8.475766    8.926452        0
   01/01/2011 to 12/31/2011..........................................................   8.926452    8.130261        0
   01/01/2012 to 12/31/2012..........................................................   8.130261    9.719097        0
  MetLife Aggressive Strategy Sub-Account
   05/02/2011 to 12/31/2011..........................................................  11.589659    9.873021    4,348
   01/01/2012 to 12/31/2012..........................................................   9.873021   11.273918    4,324
  MetLife Aggressive Strategy Sub-Account (previously MetLife Aggressive Allocation
   Sub-Account)
   05/01/2005 to 12/31/2005..........................................................   9.998192   11.090906        0
   01/01/2006 to 12/31/2006..........................................................  11.090906   12.549255        0
   01/01/2007 to 12/31/2007..........................................................  12.549255   12.675952        0
   01/01/2008 to 12/31/2008..........................................................  12.675952    7.383724    7,971
   01/01/2009 to 12/31/2009..........................................................   7.383724    9.497549   12,122
   01/01/2010 to 12/31/2010..........................................................   9.497549   10.748847    4,370
   01/01/2011 to 04/29/2011..........................................................  10.748847   11.625198        0

                                                              2.20% VARIABLE ACCOUNT CHARGE
                                                            ----------------------------------
                                                               AUV AT     AUV AT   ACCUM UNITS
                                                            BEGINNING OF ENDING OF   END OF
                                                               PERIOD     PERIOD     PERIOD
                                                            ------------ --------- -----------
  MetLife Balanced Plus Sub-Account
   04/30/2012 to 12/31/2012................................   9.920830   10.325525         0
  MetLife Conservative Allocation Sub-Account
   05/01/2005 to 12/31/2005................................   9.998192   10.244587         0
   01/01/2006 to 12/31/2006................................  10.244587   10.712904    57,287
   01/01/2007 to 12/31/2007................................  10.712904   11.062340     4,990
   01/01/2008 to 12/31/2008................................  11.062340    9.264045     6,611
   01/01/2009 to 12/31/2009................................   9.264045   10.922625     6,577
   01/01/2010 to 12/31/2010................................  10.922625   11.759076     6,549
   01/01/2011 to 12/31/2011................................  11.759076   11.877939     6,518
   01/01/2012 to 12/31/2012................................  11.877939   12.684647     6,488
  MetLife Conservative to Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005................................   9.998192   10.461355         0
   01/01/2006 to 12/31/2006................................  10.461355   11.198645         0
   01/01/2007 to 12/31/2007................................  11.198645   11.480672   106,882
   01/01/2008 to 12/31/2008................................  11.480672    8.804813    99,674
   01/01/2009 to 12/31/2009................................   8.804813   10.652619    33,337
   01/01/2010 to 12/31/2010................................  10.652619   11.622079    31,187
   01/01/2011 to 12/31/2011................................  11.622079   11.488999    22,715
   01/01/2012 to 12/31/2012................................  11.488999   12.525773         0
  MetLife Mid Cap Stock Index Sub-Account
   01/01/2003 to 12/31/2003................................   0.845053    1.112298     4,265
   01/01/2004 to 12/31/2004................................   1.112298    1.259075    20,790
   01/01/2005 to 12/31/2005................................   1.259075    1.379828    19,161
   01/01/2006 to 12/31/2006................................   1.379828    1.482519    18,224
   01/01/2007 to 12/31/2007................................   1.482519    1.559085    14,275
   01/01/2008 to 12/31/2008................................   1.559085    0.970241    14,832
   01/01/2009 to 12/31/2009................................   0.970241    1.298177    12,943
   01/01/2010 to 12/31/2010................................   1.298177    1.600078    11,311
   01/01/2011 to 12/31/2011................................   1.600078    1.531086    10,616
   01/01/2012 to 12/31/2012................................   1.531086    1.757129     9,460
  MetLife Moderate Allocation Sub-Account
   05/01/2005 to 12/31/2005................................   9.998192   10.690928     6,536
   01/01/2006 to 12/31/2006................................  10.690928   11.697181     7,271
   01/01/2007 to 12/31/2007................................  11.697181   11.938556    11,246
   01/01/2008 to 12/31/2008................................  11.938556    8.334120    12,898
   01/01/2009 to 12/31/2009................................   8.334120   10.315758    12,805
   01/01/2010 to 12/31/2010................................  10.315758   11.420563     8,244
   01/01/2011 to 12/31/2011................................  11.420563   11.019632     7,536
   01/01/2012 to 12/31/2012................................  11.019632   12.205868     7,502
  MetLife Moderate to Aggressive Allocation Sub-Account
   05/01/2005 to 12/31/2005................................   9.998192   10.915585         0
   01/01/2006 to 12/31/2006................................  10.915585   12.196813     1,764
   01/01/2007 to 12/31/2007................................  12.196813   12.389279     1,754
   01/01/2008 to 12/31/2008................................  12.389279    7.863050    10,495
   01/01/2009 to 12/31/2009................................   7.863050    9.929845     8,830
   01/01/2010 to 12/31/2010................................   9.929845   11.141773       219
   01/01/2011 to 12/31/2011................................  11.141773   10.488657       215
   01/01/2012 to 12/31/2012................................  10.488657   11.837841       211

                                                                                           2.20% VARIABLE ACCOUNT CHARGE
                                                                                         ----------------------------------
                                                                                            AUV AT     AUV AT   ACCUM UNITS
                                                                                         BEGINNING OF ENDING OF   END OF
                                                                                            PERIOD     PERIOD     PERIOD
                                                                                         ------------ --------- -----------
  MetLife Stock Index Sub-Account
   01/01/2003 to 12/31/2003.............................................................   2.421545   3.029154    16,316
   01/01/2004 to 12/31/2004.............................................................   3.029154   3.267648    14,357
   01/01/2005 to 12/31/2005.............................................................   3.267648   3.336629    30,642
   01/01/2006 to 12/31/2006.............................................................   3.336629   3.759933    24,327
   01/01/2007 to 12/31/2007.............................................................   3.759933   3.860633    13,014
   01/01/2008 to 12/31/2008.............................................................   3.860633   2.369252    13,241
   01/01/2009 to 12/31/2009.............................................................   2.369252   2.918457    10,846
   01/01/2010 to 12/31/2010.............................................................   2.918457   3.268693    10,300
   01/01/2011 to 12/31/2011.............................................................   3.268693   3.250003     4,282
   01/01/2012 to 12/31/2012.............................................................   3.250003   3.669398     2,301
  MFS(R) Investors Trust Sub-Account (Class B)
   05/01/2004 to 12/31/2004.............................................................   7.387943   8.146489         0
   01/01/2005 to 12/31/2005.............................................................   8.146489   8.519782         0
   01/01/2006 to 04/30/2006.............................................................   8.519782   8.881372         0
  MFS(R) Investors Trust Sub-Account (Class E)
   01/01/2003 to 12/31/2003.............................................................   0.633499   0.752961         0
   01/01/2004 to 12/31/2004.............................................................   0.752961   0.819602    42,721
   01/01/2005 to 12/31/2005.............................................................   0.819602   0.858858    42,576
   01/01/2006 to 04/30/2006.............................................................   0.858858   0.895600         0
  MFS(R) Investors Trust Sub-Account (previously MFS(R) Research Managers Sub-Account)
   01/01/2003 to 12/31/2003.............................................................   0.635762   0.770684    43,623
   01/01/2004 to 04/30/2004.............................................................   0.770684   0.782576    44,505
  MFS(R) Research International Sub-Account
   01/01/2003 to 12/31/2003.............................................................   0.718052   0.927567         0
   01/01/2004 to 12/31/2004.............................................................   0.927567   1.084809    46,809
   01/01/2005 to 12/31/2005.............................................................   1.084809   1.235559    47,864
   01/01/2006 to 12/31/2006.............................................................   1.235559   1.529838    60,678
   01/01/2007 to 12/31/2007.............................................................   1.529838   1.695257    93,603
   01/01/2008 to 12/31/2008.............................................................   1.695257   0.955712    32,991
   01/01/2009 to 12/31/2009.............................................................   0.955712   1.230029    27,661
   01/01/2010 to 12/31/2010.............................................................   1.230029   1.340515    24,286
   01/01/2011 to 12/31/2011.............................................................   1.340515   1.170885    23,218
   01/01/2012 to 12/31/2012.............................................................   1.170885   1.336633    17,432
  MFS(R) Total Return Sub-Account
   05/01/2004 to 12/31/2004.............................................................   3.208595   3.470400    26,448
   01/01/2005 to 12/31/2005.............................................................   3.470400   3.491885    39,232
   01/01/2006 to 12/31/2006.............................................................   3.491885   3.823770    39,866
   01/01/2007 to 12/31/2007.............................................................   3.823770   3.894126    21,438
   01/01/2008 to 12/31/2008.............................................................   3.894126   2.957847    19,407
   01/01/2009 to 12/31/2009.............................................................   2.957847   3.423105    14,618
   01/01/2010 to 12/31/2010.............................................................   3.423105   3.676751    14,482
   01/01/2011 to 12/31/2011.............................................................   3.676751   3.674575    12,613
   01/01/2012 to 12/31/2012.............................................................   3.674575   4.000663     9,400
  MFS(R) Total Return Sub-Account (previously Balanced Sub-Account)
   01/01/2003 to 12/31/2003.............................................................   1.173173   1.372962    11,508
   01/01/2004 to 04/30/2004.............................................................   1.372962   1.357400    32,755

                                                2.20% VARIABLE ACCOUNT CHARGE
                                              ----------------------------------
                                                 AUV AT     AUV AT   ACCUM UNITS
                                              BEGINNING OF ENDING OF   END OF
                                                 PERIOD     PERIOD     PERIOD
                                              ------------ --------- -----------
  MFS(R) Value Sub-Account (Class B)
   05/01/2004 to 12/31/2004..................   1.161353   1.246630     19,747
   01/01/2005 to 12/31/2005..................   1.246630   1.199452    100,954
   01/01/2006 to 12/31/2006..................   1.199452   1.382742     80,480
   01/01/2007 to 12/31/2007..................   1.382742   1.298036     78,045
   01/01/2008 to 12/31/2008..................   1.298036   0.841760     59,629
   01/01/2009 to 12/31/2009..................   0.841760   0.992946     32,506
   01/01/2010 to 12/31/2010..................   0.992946   1.079941     18,078
   01/01/2011 to 12/31/2011..................   1.079941   1.063240     15,580
   01/01/2012 to 12/31/2012..................   1.063240   1.209700     16,954
  MFS(R) Value Sub-Account (Class E)
   01/01/2003 to 12/31/2003..................   0.939474   1.151927      7,851
   01/01/2004 to 12/31/2004..................   1.151927   1.254021     17,337
   01/01/2005 to 12/31/2005..................   1.254021   1.207886     34,074
   01/01/2006 to 12/31/2006..................   1.207886   1.393585     12,219
   01/01/2007 to 12/31/2007..................   1.393585   1.309543     12,245
   01/01/2008 to 12/31/2008..................   1.309543   0.850402     11,924
   01/01/2009 to 12/31/2009..................   0.850402   1.003855     11,597
   01/01/2010 to 12/31/2010..................   1.003855   1.092534     10,414
   01/01/2011 to 12/31/2011..................   1.092534   1.077422      1,542
   01/01/2012 to 12/31/2012..................   1.077422   1.226627          0
  MLA Mid Cap Sub-Account
   01/01/2003 to 12/31/2003..................   0.957136   1.181399          0
   01/01/2004 to 12/31/2004..................   1.181399   1.322062      2,144
   01/01/2005 to 12/31/2005..................   1.322062   1.397607      2,133
   01/01/2006 to 12/31/2006..................   1.397607   1.567929     57,788
   01/01/2007 to 12/31/2007..................   1.567929   1.492057     80,480
   01/01/2008 to 12/31/2008..................   1.492057   0.900477     48,776
   01/01/2009 to 12/31/2009..................   0.900477   1.204711     11,269
   01/01/2010 to 12/31/2010..................   1.204711   1.447914          0
   01/01/2011 to 12/31/2011..................   1.447914   1.341731          0
   01/01/2012 to 12/31/2012..................   1.341731   1.381750          0
  MSCI EAFE(R) Index Sub-Account
   01/01/2003 to 12/31/2003..................   0.676158   0.907523    147,548
   01/01/2004 to 12/31/2004..................   0.907523   1.058811    136,248
   01/01/2005 to 12/31/2005..................   1.058811   1.169793     58,486
   01/01/2006 to 12/31/2006..................   1.169793   1.435621     42,456
   01/01/2007 to 12/31/2007..................   1.435621   1.551944    171,524
   01/01/2008 to 12/31/2008..................   1.551944   0.877433     34,321
   01/01/2009 to 12/31/2009..................   0.877433   1.101145     20,955
   01/01/2010 to 12/31/2010..................   1.101145   1.162441     12,483
   01/01/2011 to 12/31/2011..................   1.162441   0.993339     14,676
   01/01/2012 to 12/31/2012..................   0.993339   1.146745     10,475
  Morgan Stanley Mid Cap Growth Sub-Account
   05/03/2010 to 12/31/2010..................   1.158542   1.338433     63,717
   01/01/2011 to 12/31/2011..................   1.338433   1.218728     80,789
   01/01/2012 to 12/31/2012..................   1.218728   1.302717     74,173

                                                                                             2.20% VARIABLE ACCOUNT CHARGE
                                                                                           ----------------------------------
                                                                                              AUV AT     AUV AT   ACCUM UNITS
                                                                                           BEGINNING OF ENDING OF   END OF
                                                                                              PERIOD     PERIOD     PERIOD
                                                                                           ------------ --------- -----------
  Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account)
   01/01/2003 to 12/31/2003...............................................................   0.806033   1.120382      6,352
   01/01/2004 to 04/30/2004...............................................................   1.120382   1.107324     40,828
  Morgan Stanley Mid Cap Growth Sub-Account (previously FI Mid Cap Opportunities
   Sub-Account and before that Janus Mid Cap Sub-Account))
   01/01/2003 to 12/31/2003...............................................................   1.032208   1.355874      3,788
   01/01/2004 to 12/31/2004...............................................................   1.355874   1.549471    125,500
   01/01/2005 to 12/31/2005...............................................................   1.549471   1.616856    127,987
   01/01/2006 to 12/31/2006...............................................................   1.616856   1.764590     47,680
   01/01/2007 to 12/31/2007...............................................................   1.764590   1.865975     67,363
   01/01/2008 to 12/31/2008...............................................................   1.865975   0.813441     37,748
   01/01/2009 to 12/31/2009...............................................................   0.813441   1.062568     31,613
   01/01/2010 to 04/30/2010...............................................................   1.062568   1.147009          0
  Neuberger Berman Genesis Sub-account (previously BlackRock Strategic Value Sub-Account
   (Class B))
   05/01/2004 to 12/31/2004...............................................................   1.562518   1.748585    137,836
   01/01/2005 to 12/31/2005...............................................................   1.748585   1.777530    168,944
   01/01/2006 to 12/31/2006...............................................................   1.777530   2.024884     78,843
   01/01/2007 to 12/31/2007...............................................................   2.024884   1.907462    104,899
   01/01/2008 to 12/31/2008...............................................................   1.907462   1.146425     36,889
   01/01/2009 to 12/31/2009...............................................................   1.146425   1.265404     18,494
   01/01/2010 to 12/31/2010...............................................................   1.265404   1.502074     18,052
   01/01/2011 to 12/31/2011...............................................................   1.502074   1.550375     14,115
   01/01/2012 to 12/31/2012...............................................................   1.550375   1.664372     10,374
  Neuberger Berman Genesis Sub-account (previously BlackRock Strategic Value Sub-Account
   (Class E))
   01/01/2003 to 12/31/2003...............................................................   1.060973   1.555960     21,326
   01/01/2004 to 12/31/2004...............................................................   1.555960   1.752858     41,566
   01/01/2005 to 12/31/2005...............................................................   1.752858   1.782672     53,701
   01/01/2006 to 12/31/2006...............................................................   1.782672   2.034215     54,698
   01/01/2007 to 12/31/2007...............................................................   2.034215   1.918527     52,037
   01/01/2008 to 12/31/2008...............................................................   1.918527   1.154097     42,289
   01/01/2009 to 12/31/2009...............................................................   1.154097   1.274853     29,447
   01/01/2010 to 12/31/2010...............................................................   1.274853   1.514671     26,313
   01/01/2011 to 12/31/2011...............................................................   1.514671   1.564144     22,367
   01/01/2012 to 12/31/2012...............................................................   1.564144   1.681424      3,785
  Oppenheimer Capital Appreciation Sub-Account
   05/01/2005 to 12/31/2005...............................................................   7.683859   8.299136          0
   01/01/2006 to 12/31/2006...............................................................   8.299136   8.737359      1,780
   01/01/2007 to 12/31/2007...............................................................   8.737359   9.767408      2,227
   01/01/2008 to 12/31/2008...............................................................   9.767408   5.164859      2,531
   01/01/2009 to 12/31/2009...............................................................   5.164859   7.260554      6,704
   01/01/2010 to 12/31/2010...............................................................   7.260554   7.770062          0
   01/01/2011 to 12/31/2011...............................................................   7.770062   7.496385          0
   01/01/2012 to 12/31/2012...............................................................   7.496385   8.411474          0

                                                  2.20% VARIABLE ACCOUNT CHARGE
                                                ----------------------------------
                                                   AUV AT     AUV AT   ACCUM UNITS
                                                BEGINNING OF ENDING OF   END OF
                                                   PERIOD     PERIOD     PERIOD
                                                ------------ --------- -----------
  Oppenheimer Global Equity Sub-Account
   05/01/2004 to 12/31/2004....................  12.041673   13.816953       531
   01/01/2005 to 12/31/2005....................  13.816953   15.677143       717
   01/01/2006 to 12/31/2006....................  15.677143   17.844741     1,714
   01/01/2007 to 12/31/2007....................  17.844741   18.547315     2,325
   01/01/2008 to 12/31/2008....................  18.547315   10.784023     2,383
   01/01/2009 to 12/31/2009....................  10.784023   14.748150     4,099
   01/01/2010 to 12/31/2010....................  14.748150   16.725325     2,921
   01/01/2011 to 12/31/2011....................  16.725325   14.986698     2,639
   01/01/2012 to 12/31/2012....................  14.986698   17.763099     2,639
  PIMCO Inflation Protection Bond Sub-Account
   05/01/2006 to 12/31/2006....................  10.734463   10.782032         0
   01/01/2007 to 12/31/2007....................  10.782032   11.684976         0
   01/01/2008 to 12/31/2008....................  11.684976   10.642558    16,757
   01/01/2009 to 12/31/2009....................  10.642558   12.290123    16,365
   01/01/2010 to 12/31/2010....................  12.290123   12.955838    16,932
   01/01/2011 to 12/31/2011....................  12.955838   14.086796    18,730
   01/01/2012 to 12/31/2012....................  14.086796   15.036946    19,288
  PIMCO Total Return Sub-Account
   01/01/2003 to 12/31/2003....................   1.118684    1.141461   223,531
   01/01/2004 to 12/31/2004....................   1.141461    1.172170    85,090
   01/01/2005 to 12/31/2005....................   1.172170    1.172506   137,039
   01/01/2006 to 12/31/2006....................   1.172506    1.198883   267,777
   01/01/2007 to 12/31/2007....................   1.198883    1.261366   117,354
   01/01/2008 to 12/31/2008....................   1.261366    1.238905    73,469
   01/01/2009 to 12/31/2009....................   1.238905    1.430456    87,655
   01/01/2010 to 12/31/2010....................   1.430456    1.513669    72,989
   01/01/2011 to 12/31/2011....................   1.513669    1.527756    72,765
   01/01/2012 to 12/31/2012....................   1.527756    1.632884    88,732
  Pyramis(R) Government Income Sub-Account
   04/30/2012 to 12/31/2012....................  10.686059   10.793183         0
  RCM Technology Sub-Account
   01/01/2003 to 12/31/2003....................   0.291611    0.449510     9,828
   01/01/2004 to 12/31/2004....................   0.449510    0.420740    28,663
   01/01/2005 to 12/31/2005....................   0.420740    0.456953    80,524
   01/01/2006 to 12/31/2006....................   0.456953    0.470936    80,885
   01/01/2007 to 12/31/2007....................   0.470936    0.605850    78,721
   01/01/2008 to 12/31/2008....................   0.605850    0.329184    86,392
   01/01/2009 to 12/31/2009....................   0.329184    0.511936   101,171
   01/01/2010 to 12/31/2010....................   0.511936    0.639481   141,985
   01/01/2011 to 12/31/2011....................   0.639481    0.563688   129,778
   01/01/2012 to 12/31/2012....................   0.563688    0.618175   121,081

                                                 2.20% VARIABLE ACCOUNT CHARGE
                                               ----------------------------------
                                                  AUV AT     AUV AT   ACCUM UNITS
                                               BEGINNING OF ENDING OF   END OF
                                                  PERIOD     PERIOD     PERIOD
                                               ------------ --------- -----------
  Russell 2000(R) Index Sub-Account
   01/01/2003 to 12/31/2003...................   0.896925    1.278525    71,775
   01/01/2004 to 12/31/2004...................   1.278525    1.468279    21,158
   01/01/2005 to 12/31/2005...................   1.468279    1.498195    31,590
   01/01/2006 to 12/31/2006...................   1.498195    1.723354    28,040
   01/01/2007 to 12/31/2007...................   1.723354    1.656911     7,796
   01/01/2008 to 12/31/2008...................   1.656911    1.074995     8,776
   01/01/2009 to 12/31/2009...................   1.074995    1.321448     8,114
   01/01/2010 to 12/31/2010...................   1.321448    1.636299     6,931
   01/01/2011 to 12/31/2011...................   1.636299    1.532133     3,561
   01/01/2012 to 12/31/2012...................   1.532133    1.739186     1,887
  Schroders Global Multi-Asset Sub-Account
   04/30/2012 to 12/31/2012...................   1.010613    1.062291         0
  SSgA Growth and Income ETF Sub-Account
   05/01/2006 to 12/31/2006...................  10.464513   11.050225         0
   01/01/2007 to 12/31/2007...................  11.050225   11.392034         0
   01/01/2008 to 12/31/2008...................  11.392034    8.350805         0
   01/01/2009 to 12/31/2009...................   8.350805   10.202154         0
   01/01/2010 to 12/31/2010...................  10.202154   11.201756         0
   01/01/2011 to 12/31/2011...................  11.201756   11.074793         0
   01/01/2012 to 12/31/2012...................  11.074793   12.224092         0
  SSgA Growth ETF Sub-Account
   05/01/2006 to 12/31/2006...................  10.654502   11.302506         0
   01/01/2007 to 12/31/2007...................  11.302506   11.676430         0
   01/01/2008 to 12/31/2008...................  11.676430    7.655988         0
   01/01/2009 to 12/31/2009...................   7.655988    9.668742         0
   01/01/2010 to 12/31/2010...................   9.668742   10.797232         0
   01/01/2011 to 12/31/2011...................  10.797232   10.337860         0
   01/01/2012 to 12/31/2012...................  10.337860   11.631841         0
  T. Rowe Price Large Cap Growth Sub-Account
   05/01/2004 to 12/31/2004...................   1.068742    1.151983    74,148
   01/01/2005 to 12/31/2005...................   1.151983    1.198298   164,172
   01/01/2006 to 12/31/2006...................   1.198298    1.323311   136,323
   01/01/2007 to 12/31/2007...................   1.323311    1.412816   121,079
   01/01/2008 to 12/31/2008...................   1.412816    0.801498    71,794
   01/01/2009 to 12/31/2009...................   0.801498    1.121497    81,346
   01/01/2010 to 12/31/2010...................   1.121497    1.280806    77,253
   01/01/2011 to 12/31/2011...................   1.280806    1.236261    73,507
   01/01/2012 to 12/31/2012...................   1.236261    1.435047    69,098
  T. Rowe Price Mid Cap Growth Sub-Account
   01/01/2003 to 12/31/2003...................   0.447775    0.598533    18,187
   01/01/2004 to 12/31/2004...................   0.598533    0.689830    53,659
   01/01/2005 to 12/31/2005...................   0.689830    0.773575   123,804
   01/01/2006 to 12/31/2006...................   0.773575    0.803434   198,600
   01/01/2007 to 12/31/2007...................   0.803434    0.924469   151,514
   01/01/2008 to 12/31/2008...................   0.924469    0.544831   195,827
   01/01/2009 to 12/31/2009...................   0.544831    0.775332   211,450
   01/01/2010 to 12/31/2010...................   0.775332    0.968444   221,911
   01/01/2011 to 12/31/2011...................   0.968444    0.931801   177,696
   01/01/2012 to 12/31/2012...................   0.931801    1.036131   155,380

                                                                                  2.20% VARIABLE ACCOUNT CHARGE
                                                                                ----------------------------------
                                                                                   AUV AT     AUV AT   ACCUM UNITS
                                                                                BEGINNING OF ENDING OF   END OF
                                                                                   PERIOD     PERIOD     PERIOD
                                                                                ------------ --------- -----------
  T. Rowe Price Small Cap Growth Sub-Account
   05/01/2004 to 12/31/2004....................................................   1.169074   1.239772      1,741
   01/01/2005 to 12/31/2005....................................................   1.239772   1.342839     20,354
   01/01/2006 to 12/31/2006....................................................   1.342839   1.361357     20,388
   01/01/2007 to 12/31/2007....................................................   1.361357   1.458512     25,172
   01/01/2008 to 12/31/2008....................................................   1.458512   0.908519     20,676
   01/01/2009 to 12/31/2009....................................................   0.908519   1.232119     31,051
   01/01/2010 to 12/31/2010....................................................   1.232119   1.623134     67,344
   01/01/2011 to 12/31/2011....................................................   1.623134   1.610863     68,008
   01/01/2012 to 12/31/2012....................................................   1.610863   1.826301     71,426
  Western Asset Management Strategic Bond Opportunities Sub-Account (Class B)
   05/01/2004 to 12/31/2004....................................................   1.729072   1.823352     58,188
   01/01/2005 to 12/31/2005....................................................   1.823352   1.829480     79,943
   01/01/2006 to 12/31/2006....................................................   1.829480   1.876140     81,591
   01/01/2007 to 12/31/2007....................................................   1.876140   1.903070     78,541
   01/01/2008 to 12/31/2008....................................................   1.903070   1.578157     60,980
   01/01/2009 to 12/31/2009....................................................   1.578157   2.036211     76,703
   01/01/2010 to 12/31/2010....................................................   2.036211   2.240017     81,231
   01/01/2011 to 12/31/2011....................................................   2.240017   2.319274     78,661
   01/01/2012 to 12/31/2012....................................................   2.319274   2.524750     80,038
  Western Asset Management Strategic Bond Opportunities Sub-Account (Class E)
   01/01/2003 to 12/31/2003....................................................   1.604940   1.766219     75,351
   01/01/2004 to 12/31/2004....................................................   1.766219   1.839586    240,453
   01/01/2005 to 12/31/2005....................................................   1.839586   1.847755    105,213
   01/01/2006 to 12/31/2006....................................................   1.847755   1.895417     92,336
   01/01/2007 to 12/31/2007....................................................   1.895417   1.926046     78,534
   01/01/2008 to 12/31/2008....................................................   1.926046   1.599266     84,827
   01/01/2009 to 12/31/2009....................................................   1.599266   2.064749     82,745
   01/01/2010 to 12/31/2010....................................................   2.064749   2.274809     81,955
   01/01/2011 to 12/31/2011....................................................   2.274809   2.357309     39,788
   01/01/2012 to 12/31/2012....................................................   2.357309   2.566247     15,340
  Western Asset Management U.S. Government Sub-Account (Class B)
   05/01/2004 to 12/31/2004....................................................   1.429154   1.455487     92,386
   01/01/2005 to 12/31/2005....................................................   1.455487   1.443706    106,848
   01/01/2006 to 12/31/2006....................................................   1.443706   1.467668    119,206
   01/01/2007 to 12/31/2007....................................................   1.467668   1.493466    100,290
   01/01/2008 to 12/31/2008....................................................   1.493466   1.453107     75,312
   01/01/2009 to 12/31/2009....................................................   1.453107   1.479491     82,218
   01/01/2010 to 12/31/2010....................................................   1.479491   1.526794     65,499
   01/01/2011 to 12/31/2011....................................................   1.526794   1.572312     56,951
   01/01/2012 to 12/31/2012....................................................   1.572312   1.584790     57,256

                                                                     2.20% VARIABLE ACCOUNT CHARGE
                                                                   ----------------------------------
                                                                      AUV AT     AUV AT   ACCUM UNITS
                                                                   BEGINNING OF ENDING OF   END OF
                                                                      PERIOD     PERIOD     PERIOD
                                                                   ------------ --------- -----------
  Western Asset Management U.S. Government Sub-Account (Class E)
   01/01/2003 to 12/31/2003.......................................   1.468876    1.459159    50,616
   01/01/2004 to 12/31/2004.......................................   1.459159    1.467362    50,495
   01/01/2005 to 12/31/2005.......................................   1.467362    1.458193    50,732
   01/01/2006 to 12/31/2006.......................................   1.458193    1.483254    49,798
   01/01/2007 to 12/31/2007.......................................   1.483254    1.510762    23,541
   01/01/2008 to 12/31/2008.......................................   1.510762    1.471474    51,798
   01/01/2009 to 12/31/2009.......................................   1.471474    1.499710    54,418
   01/01/2010 to 12/31/2010.......................................   1.499710    1.550277    24,488
   01/01/2011 to 12/31/2011.......................................   1.550277    1.596741    23,791
   01/01/2012 to 12/31/2012.......................................   1.596741    1.610971         0
  American Funds Bond Sub-Account
   05/01/2006 to 12/31/2006.......................................  13.487687   14.059508     1,910
   01/01/2007 to 12/31/2007.......................................  14.059508   14.174025     1,840
   01/01/2008 to 12/31/2008.......................................  14.174025   12.537127     1,815
   01/01/2009 to 12/31/2009.......................................  12.537127   13.775923       411
   01/01/2010 to 12/31/2010.......................................  13.775923   14.308880       431
   01/01/2011 to 12/31/2011.......................................  14.308880   14.815788       518
   01/01/2012 to 12/31/2012.......................................  14.815788   15.232125       452
  American Funds Global Small Capitalization Sub-Account
   01/01/2003 to 12/31/2003.......................................   1.029696    1.542665    14,945
   01/01/2004 to 12/31/2004.......................................   1.542665    1.819557    48,160
   01/01/2005 to 12/31/2005.......................................   1.819557    2.225825    85,288
   01/01/2006 to 12/31/2006.......................................   2.225825    2.694580   216,540
   01/01/2007 to 12/31/2007.......................................   2.694580    3.192383   181,882
   01/01/2008 to 12/31/2008.......................................   3.192383    1.447669   176,492
   01/01/2009 to 12/31/2009.......................................   1.447669    2.278555   161,067
   01/01/2010 to 12/31/2010.......................................   2.278555    2.721834   171,019
   01/01/2011 to 12/31/2011.......................................   2.721834    2.147551   157,750
   01/01/2012 to 12/31/2012.......................................   2.147551    2.476206   143,476
  American Funds Growth Sub-Account
   01/01/2003 to 12/31/2003.......................................   7.014065    9.363770    22,664
   01/01/2004 to 12/31/2004.......................................   9.363770   10.278365    34,426
   01/01/2005 to 12/31/2005.......................................  10.278365   11.654464    44,902
   01/01/2006 to 12/31/2006.......................................  11.654464   12.535213    55,219
   01/01/2007 to 12/31/2007.......................................  12.535213   13.740443    33,497
   01/01/2008 to 12/31/2008.......................................  13.740443    7.511376    28,438
   01/01/2009 to 12/31/2009.......................................   7.511376   10.218332    26,791
   01/01/2010 to 12/31/2010.......................................  10.218332   11.833935    27,014
   01/01/2011 to 12/31/2011.......................................  11.833935   11.054177    23,034
   01/01/2012 to 12/31/2012.......................................  11.054177   12.714948    16,341

                                               2.20% VARIABLE ACCOUNT CHARGE
                                             ----------------------------------
                                                AUV AT     AUV AT   ACCUM UNITS
                                             BEGINNING OF ENDING OF   END OF
                                                PERIOD     PERIOD     PERIOD
                                             ------------ --------- -----------
  American Funds Growth-Income Sub-Account
   01/01/2003 to 12/31/2003.................   5.639330   7.287395    31,896
   01/01/2004 to 12/31/2004.................   7.287395   7.848266    46,116
   01/01/2005 to 12/31/2005.................   7.848266   8.105542    56,352
   01/01/2006 to 12/31/2006.................   8.105542   9.112476    46,484
   01/01/2007 to 12/31/2007.................   9.112476   9.339095    45,419
   01/01/2008 to 12/31/2008.................   9.339095   5.663246    40,734
   01/01/2009 to 12/31/2009.................   5.663246   7.252627    29,423
   01/01/2010 to 12/31/2010.................   7.252627   7.885906    28,187
   01/01/2011 to 12/31/2011.................   7.885906   7.554597    25,399
   01/01/2012 to 12/31/2012.................   7.554597   8.659456    17,651

                                  APPENDIX A

                                 CONSUMER TIPS

DOLLAR COST AVERAGING

   Dollar cost averaging allows you to take advantage of long-term stock market results. It does not guarantee a profit or protect against a loss. If you follow a program of dollar cost averaging on a long-term basis and the stock fund selected performs at least as well as the S&P 500 has historically, it is likely although not guaranteed that the price at which shares are withdrawn will be higher than the average cost per share.

   Under dollar cost averaging you invest the same amount of money in the same professionally managed fund at regular intervals over a long period of time. Dollar cost averaging keeps you from investing too much when the price of shares is high and too little when the price is low. When the price of shares is low, the money invested buys more shares. When it is high, the money invested buys fewer shares. If you have the ability and desire to maintain this program over a long period of time (for example, 20 years), and the stock fund chosen follows the historical upward market trends, the price at which the shares are sold should be higher than their average cost. The price could be lower, however, if the fund chosen does not follow these historical trends.

   If you are contemplating the use of dollar cost averaging, you should consider your ability to continue the ongoing purchases in order to take advantage of periods of low price levels.

DIVERSIFICATION

   Diversifying investment choices can enhance returns, by providing a wider opportunity for safe returns, and reduce risks, by spreading the chance of loss. Holding a single investment requires a safe return because a loss may risk the entire investment. By diversifying, on the other hand, you can more safely take a chance that some investments will under-perform and that others will over-perform. Thus you can potentially earn a better-than-average rate of return on a diversified portfolio than on a single safe investment. This is because, although some of a diversified investment may be totally lost, some of the investment may perform at above-average rates that more than compensate for the loss.

MISCELLANEOUS


Toll-free telephone service:  --  A recording of daily unit values is available by calling 1-800-333-2501.

                              --  Fund transfers, address changes and changes of future purchase payment allocations can be made by calling 1-800-435-4117.

Written Communications:       --  All communications and inquiries regarding address changes, premium payments, billing, fund transfers, withdrawals, maturities and any other processing matters relating to your Contract should be directed to:

                                    New England Life Insurance Company
                                    c/o Annuity Administrative Office
                                    P.O. Box 14594
                                    Des Moines, IA 50306-3594
                                    fax: (515) 457-4301

Internet Communications:      --  Fund transfers and future allocations can be made at www.nef.com

                                  APPENDIX B

                               WITHDRAWAL CHARGE

   The following example illustrates how the Withdrawal Charge would apply if the commuted value of amounts that have been placed under certain payment options is later withdrawn. As described in the prospectus in the section "Withdrawal Charge," no Withdrawal Charge will apply for any Class of the Contract if at any time more than 30 days from the time we issued your Contract you apply the proceeds to a variable or fixed payment option involving a life contingency or, for a minimum specified period of 15 years, to either the Variable Income for a Specified Number of Years Option or the Variable Income Payments to Age 100 Option, or a comparable fixed option. However, if you later withdraw the commuted value of amounts placed under the variable payment options, we will deduct from the amount you receive a portion of the Withdrawal Charge for your Contract Class that was waived. Amounts applied to a fixed payment option may not be commuted. We base the waiver on the ratio of: (1) the number of whole months remaining on the date of withdrawal until the date when the Withdrawal Charge for your Contract Class would expire, to (2) the number of whole months that were remaining when you applied the proceeds to the option, until the date when the Withdrawal Charge for your Contract Class would expire.

   As an example, assume that you apply $100,000 of Contract Value on a Standard Class Contract (net of any premium tax charge and Contract Administrative fee to the Variable Income for a Specified Number of Years Option for a 20 year period. Assume further that the proceeds are derived from a $30,000 purchase payment made ten years ago, a $30,000 purchase payment made exactly two years ago, and investment earnings, and that the Withdrawal Charge waived when you applied the proceeds to the payment option was $1,620. If the Payee surrenders the commuted value of the proceeds under option six months later, the Withdrawal Charge would be $1,458 (representing the $1,620 waived at annuitization multiplied by 54/60, where 54 is the number of whole months currently remaining until the Withdrawal Charge would expire, and 60 is the number of whole months that remained at the time of annuitization until the Withdrawal Charge would expire).

   We calculate this amount in the same manner for each Class of Contract that imposes a Withdrawal Charge, using the Withdrawal Charge percentage applicable to that Class.

                                  APPENDIX C

                                  PREMIUM TAX

   Premium tax rates are subject to change. At present we pay premium taxes in the following jurisdictions at the rates shown.

                         CONTRACTS USED WITH TAX
         JURISDICTION   QUALIFIED RETIREMENT PLANS ALL OTHER CONTRACTS
         ------------   -------------------------- -------------------
         California                0.50%/1/               2.35%
         Florida                   1.00%/2/               1.00%/2/
         Maine                       --                   2.00%
         Nevada                      --                   3.50%
         South Dakota                --                   1.25%
         West Virginia             1.00%                  1.00%
         Wyoming                     --                   1.00%
         Puerto Rico               1.00%                  1.00%

----------
/1/Contracts sold to (S)408(a) IRA Trusts are taxed at 2.35%.

/2/Annuity Premiums are exempt from taxation provided that the tax savings are passed back to the Contract holders. Otherwise they are taxable at 1.00%.

See "Premium Tax Charges" in the prospectus for more information about how premium taxes affect your Contract.

                                  APPENDIX D

               GUARANTEED MINIMUM INCOME BENEFIT (GMIB) EXAMPLES

The purpose of these examples is to illustrate the operation of the GMIB. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the Eligible Funds. The examples do not reflect the deduction of fees and charges.

The purpose of these examples is to illustrate the operation of the Guaranteed Minimum Income Benefit (GMIB). (Unless otherwise noted, these examples are for the GMIB Plus II rider.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES OR INCOME TAXES OR TAX PENALTIES.

(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

   Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

   Proportionate adjustment when withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the GMIB Plus II is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving a Contract Value of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that entire withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000 -- $10,500 = $94,500). (If multiple withdrawals are made during a Contract Year--for example, two $5,000 withdrawals instead of one $10,000 withdrawal--and those withdrawals total more than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced proportionately by each of the withdrawals made during that Contract Year and there will be no dollar-for-dollar withdrawal adjustment for the Contract Year.) Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(Based on the date a Contract was issued with the GMIB Plus II rider or the GMIB Plus I rider, the annual increase rate may be higher than 5%. See "Living Benefits--Guaranteed Income Benefits.")

(2)THE 5% ANNUAL INCREASE AMOUNT

   Example

   Assume the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals.

   On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary prior to the Owner's 91st birthday). At the tenth Contract Anniversary, when the Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

   Graphic Example: Determining a value upon which future income payments can be based

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the investment options you selected. Your purchase payments accumulate at the annual increase rate of 5%, until the Contract Anniversary prior to the Contract Owner's 91st birthday. Your purchase payments are also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The line (your purchase payments accumulated at 5% a year adjusted for withdrawals and charges "the 5% Annual Increase Amount") is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Graphic Example: Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, your 5% Annual Increase Amount is higher than the Highest Anniversary Value and will produce a higher income benefit. Accordingly, the 5% Annual Increase Amount will be applied to the annuity pay-out rates in the Guaranteed Minimum Income Benefit Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT
   AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

                                    [GRAPHIC]



(In contrast to the GMIB Plus II rider, for the GMIB II rider, purchase payments accumulate at the annual increase rate of 5% until the Contract Anniversary on or immediately after the Contract Owner's 85th birthday.)

(3)THE "HIGHEST ANNIVERSARY VALUE" ("HAV")

   Example

   Assume, as in the example in section (2) above, the Owner of the Contract is a male, age 55 at issue, and he elects the GMIB Plus II rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000). See section (4) below for an example of the exercise of the GMIB Plus II rider.

   Graphic Example: Determining a value upon which future income payments can be based

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value line is the value upon which future income payments can be based.

                                    [GRAPHIC]



   Determining your guaranteed lifetime income stream

   Assume that you decide to annuitize your Contract and begin taking annuity payments after 20 years. In this example, the Highest Anniversary Value is higher than the Contract Value. Assume that the Highest Anniversary Value is also higher than the Annual Increase Rate. Accordingly, the Highest Anniversary Value will be applied to the annuity payout rates in the GMIB Annuity Table to determine your lifetime annuity payments. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GMIB PAYMENT AND THE RIDER CHARGE.

                                    [GRAPHIC]



(4)PUTTING IT ALL TOGETHER

   Example

   Continuing the examples in sections (2) and (3) above, assume the Owner chooses to exercise the GMIB Plus II rider at the tenth Contract Anniversary and elects a life annuity with 10 years of annuity payments guaranteed. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the Income Base. The Income Base of $162,889 is applied to the GMIB Annuity Table specified in the GMIB rider. This yields annuity payments of $591 per month for life, with a minimum of 10 years guaranteed. (If the same Owner were instead age 70, the Income Base of $162,889 would yield monthly payments of $673; if the Owner were age 75, the Income Base of $162,889 would yield monthly payments of $785.)

   ASSUME THE OWNER CHOOSES TO EXERCISE THE GMIB PLUS RIDER AT THE 21ST CONTRACT ANNIVERSARY AND ELECTS A LIFE ANNUITY WITH 5 YEARS OF ANNUITY PAYMENTS GUARANTEED. ASSUME THE ACCOUNT VALUE HAS DECLINED DUE TO POOR MARKET PERFORMANCE. THE 5% ANNUAL INCREASE AMOUNT WOULD BE LIMITED TO THE MAXIMUM OF 270% OF THE TOTAL PURCHASE PAYMENTS, WHICH EQUALS $270,000. BECAUSE THE 5% ANNUAL INCREASE AMOUNT ($270,000) IS GREATER THAN THE HIGHEST ANNIVERSARY VALUE ($155,000), THE 5% ANNUAL INCREASE AMOUNT ($270,000) IS USED AS THE INCOME BASE. THE INCOME BASE OF $270,000 IS APPLIED TO THE GMIB ANNUITY TABLE. THIS YIELDS ANNUITY PAYMENTS OF $1,345 PER MONTH FOR LIFE, WITH A MINIMUM OF 5 YEARS GUARANTEED. (IF THE SAME OWNER WERE INSTEAD AGE 81, THE INCOME BASE OF $270,000 WOULD YIELD MONTHLY PAYMENTS OF $1,607; IF THE OWNER WERE AGE 86, THE INCOME BASE OF $270,000 WOULD YIELD MONTHLY PAYMENTS OF $1,877.)

   The above example does not take into account the impact of premium and other taxes. As with other pay-out types, the amount you receive as an income payment depends on your age, sex (where permitted by law), and the income type you select. THE INCOME BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE GUARANTEED MINIMUM INCOME BENEFIT PAYMENT AND THE CHARGE FOR THE BENEFIT.

   Graphic Example

   Prior to annuitization, the two calculations (the 5% Annual Increase Amount and the Highest Anniversary Value) work together to protect your future income. Upon annuitization of the Contract, you will receive income payments for life and the Income Bases and the Contract Value will cease to exist. Also, the GMIB Plus II may only be exercised no later than the Contract Anniversary prior to the Contract Owner's 91st birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary. (The GMIB II may only be exercised no later than the Contract Anniversary prior to the Contract Owner's 86th birthday, after a 10-year waiting period, and then only within a 30-day period following the Contract Anniversary.)

                                    [GRAPHIC]



   With the Guaranteed Minimum Income Benefit, the Income Base is applied to special, conservative Guaranteed Minimum Income Benefit annuity purchase factors, which are guaranteed at the time the Contract is issued. However, if then-current annuity purchase factors applied to the Contract Value would produce a greater amount of income, then you will receive the greater amount. In other words, when you annuitize your Contract you will receive whatever amount produces the greatest income payment. Therefore, if your Contract Value would provide greater income than would the amount provided under the Guaranteed Minimum Income Benefit, you will have paid for the Guaranteed Minimum Income Benefit although it was never used.

                                    [GRAPHIC]



(5)THE GUARANTEED PRINCIPAL OPTION--GMIB PLUS I AND GMIB PLUS II

   Initial Investment is $100,000. Assume that no withdrawals are taken. Assume that Contract Value at the 10/th /Contract Anniversary is $50,000 due to poor market performance, and you exercise the Guaranteed Principal Option at this time.

   The effect of exercising the Guaranteed Principal Option:

    1)A Guaranteed Principal Adjustment of $100,000 -- $50,000 = $50,000 is added to the Contract Value 30 days after the 10/th /Contract Anniversary bringing it back up to $100,000.

    2)The GMIB Plus rider and rider fee terminates as of the date that the Adjustment is made to the Contract Value; the variable annuity contract continues.

    3)GMIB Plus Allocation and Transfer restrictions terminate as of the date that the Adjustment is made to the Contract Value.

                                    [GRAPHIC]


----------
*Withdrawals reduce the original purchase payment (I.E. those payments credited within 120 days of contract issue date) proportionately and therefore, may have a significant impact on the amount of the Guaranteed Principal Option.

(6)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP--GMIB PLUS II

   Assume your initial investment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Up to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $105,000 to $110,000;

   (2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the first Contract Anniversary;

   (3)The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and

   (4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

   The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Reset will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $115,500 to $120,000;

   (2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the second Contract Anniversary;

   (3)The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and

   (4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

   Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of each Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets to the higher Contract Value;

   (2)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit is reset to 10 years from the date of the Optional Step-Up;

   (3)The GMIB Plus II rider charge may be reset to the fee we would charge new Contract Owners for the same GMIB Plus II rider at that time; and

   (4)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up.

   The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday (for Contracts issued in New York State, the Annual Increase Amount is subject to a 270% maximum increase limitation). Also, please note:

   (1)The 10-year waiting period to annuitize the Contract under the Guaranteed Minimum Income Benefit remains at the 17th Contract Anniversary (10 years from the date of the last Optional Step-Up);

   (2)The GMIB Plus II rider charge remains at its current level; and

   (3)The Guaranteed Principal Option can still be elected on the 10th Contract Anniversary.

                                    [GRAPHIC]

                                  APPENDIX E

                    GUARANTEED WITHDRAWAL BENEFIT EXAMPLES

   The purpose of these examples is to illustrate the operation of the Guaranteed Withdrawal Benefit. (Examples A, B and C are for the Lifetime Withdrawal Guarantee I and Lifetime Withdrawal Guarantee II riders. Examples D through K are for Enhanced GWB and GWB I.) The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including investment allocations and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES. The Guaranteed Withdrawal Benefit does not establish or guarantee a Contract Value or minimum return for any investment portfolio. The Total Guaranteed Withdrawal Amount and the Remaining Guaranteed Withdrawal Amount (under the Lifetime Withdrawal Guarantee) and the Guaranteed Withdrawal Amount and the Benefit Base (under the Enhanced GWB and GWB I) cannot be taken as a lump sum.

A. LIFETIME WITHDRAWAL GUARANTEE

    1.WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

   Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

   Assume that $5,000 is withdrawn each year, beginning before the Contract Owner attains age 59 1/2. The Remaining Guaranteed Withdrawal Amount is reduced by $5,000 each year as withdrawals are taken (the Total Guaranteed Withdrawal Amount is not reduced by these withdrawals). The Annual Benefit Payment of $5,000 is guaranteed to be received until the Remaining Guaranteed Withdrawal Amount is depleted, even if the Contract Value is reduced to zero.

   If the first withdrawal is taken after age 59 1/2, then the Annual Benefit Payment of $5,000 is guaranteed to be received for the Owner's lifetime, even if the Remaining Guaranteed Withdrawal Amount and the Contract Value are reduced to zero. (Under the Lifetime Withdrawal Guarantee II rider, if the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment is $6,000.)

                                    [GRAPHIC]



    2.WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

       a. Lifetime Withdrawal Guarantee II--Proportionate Reduction

   Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the date he or she reaches age 76, the Withdrawal Rate is 6% instead of 5% and the initial Annual Benefit Payment would be

$6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

   Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $80,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $80,000 -- $10,000 = $70,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000, there would be a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction is equal to the withdrawal ($10,000) divided by the Contract Value before the withdrawal ($80,000), or 12.5%. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be $83,125 ($95,000 reduced by 12.5%). This new Remaining Guaranteed Withdrawal Amount of $83,125 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would be reduced to $87,500 ($100,000 reduced by 12.5%). The Annual Benefit Payment would be set equal to 5% x $87,500 = $4,375.

   (Assume instead that you withdrew $10,000 during year two in two separate withdrawals of $4,000 and $6,000. Since the first withdrawal of $4,000 did not exceed the Annual Benefit Payment of $5,000, there would be no proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount at the time of that withdrawal. The second withdrawal ($6,000), however, results in cumulative withdrawals of $10,000 during year two and causes a proportional reduction to the Remaining Guaranteed Withdrawal Amount and the Total Guaranteed Withdrawal Amount. The proportional reduction would be equal to the ENTIRE amount of the second withdrawal ($6,000) divided by the Contract Value before that withdrawal.)

       b. Lifetime Withdrawal Guarantee I--Reduction to Contract Value

   Assume that a Contract with the Lifetime Withdrawal Guarantee I rider had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, the initial Remaining Guaranteed Withdrawal Amount would be $100,000 and the initial Annual Benefit Payment would be $5,000 ($100,000 x 5%).

   Assume that the Remaining Guaranteed Withdrawal Amount is reduced to $95,000 due to a withdrawal of $5,000 in the first year. Assume the Contract Value was further reduced to $75,000 at year two due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $75,000 -- $10,000 = $65,000. Your Remaining Guaranteed Withdrawal Amount would be reduced to $95,000 -- $10,000 = $85,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $5,000 and the resulting Remaining Guaranteed Withdrawal Amount would be greater than the resulting Contract Value, there would be an additional reduction to the Remaining Guaranteed Withdrawal Amount. The Remaining Guaranteed Withdrawal Amount after the withdrawal would be set equal to the Contract Value after the withdrawal ($65,000). This new Remaining Guaranteed Withdrawal Amount of $65,000 would now be the amount guaranteed to be available to be withdrawn over time. The Total Guaranteed Withdrawal Amount would also be reduced to $65,000. The Annual Benefit Payment would be set equal to 5% x $65,000 = $3,250.

B. LIFETIME WITHDRAWAL GUARANTEE--COMPOUNDING INCOME AMOUNT (FOR ALL STATES EXCEPT NEW YORK)

   Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal at or after age 76, the Withdrawal Rate is 6% instead of 5% and the Annual Benefit Payment would be $6,000. For the purposes of this example, assume the Contract Owner makes the first withdrawal before he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

   The Total Guaranteed Withdrawal Amount will increase by 7.25% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the second withdrawal or the 10th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

   If the second withdrawal is taken in the first Contract Year, then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

   If the second withdrawal is taken in the second Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $107,250 ($100,000 x 107.25%), and the Annual Benefit Payment would increase to $5,362 ($107,250 x 5%).

   If the second withdrawal is taken in the third Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $115,025 ($107,250 x 107.25%), and the Annual Benefit Payment would increase to $5,751 ($115,025 x 5%). If the second withdrawal is taken after the 10th Contract Year, then the Total Guaranteed Withdrawal Amount would increase to $201,360 (the initial $100,000, increased by 7.25% per year, compounded annually for 10 years), and the Annual Benefit Payment would increase to $10,068 ($201,360 x 5%).

   (In contrast to the Lifetime Withdrawal Guarantee II rider, the Lifetime Withdrawal Guarantee I rider has a 5% Compounding Income Amount and the Total Guaranteed Withdrawal Amount is increased by 5% on each Contract Anniversary until the earlier of the date of the first withdrawal or the tenth Contract Anniversary.)

                                    [GRAPHIC]



C. LIFETIME WITHDRAWAL GUARANTEE--AUTOMATIC ANNUAL STEP-UPS AND 7.25% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

   Assume that a Contract with the Lifetime Withdrawal Guarantee II rider had an initial purchase payment of $100,000. Assume that no withdrawals are taken.

   At the first Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $107,250 ($100,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $107,250 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

   At the second Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $117,975 ($110,000 increased by 7.25%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $117,975 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

   Assuming that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 7.25%, compounded annually, from the second Contract Anniversary through the ninth Contract Anniversary, and at that point would be equal to $195,867. Assume that during these Contract Years the account value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the ninth Contract Anniversary has increased to $200,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $195,867 to $200,000 and reset the Annual Benefit Payment to $10,000 ($200,000 x 5%).

   At the 10th Contract Anniversary, assuming that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $214,500 ($200,000 increased by 7.25%, compounded annually). Assume the Contract Value is less than $214,500. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 7.25% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $10,725 ($214,500 x 5%).

D. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT--6% COMPOUNDING INCOME AMOUNT

   Assume that a Contract owner, age 63 at issue, elected the Single Life version of the LWG II and made an initial purchase payment of $100,000. The initial Remaining Guaranteed Withdrawal Amount would be $100,000, the Total Guaranteed Withdrawal Amount would be $100,000, and the Annual Benefit Payment would be $5,000 ($100,000 x 5%). (If the Contract Owner makes the first withdrawal on or after the Contract Anniversary following the date he or she reaches age 76, the Withdrawal rate is 6% instead of 5% and the initial Annual Benefit Payment would be $6,000. For purposes of the example, assume the Contract Owner makes the first withdrawal before the Contract Anniversary following the date he or she reaches age 76 and the Withdrawal Rate is therefore 5%.)

   The Total Guaranteed Withdrawal Amount will increase by 6% of the Total Guaranteed Withdrawal Amount on each contract anniversary until the earlier of the first withdrawal or the 5th Contract Anniversary. The Annual Benefit Payment will be recalculated as 5% of the new Total Guaranteed Withdrawal Amount.

   If the first withdrawal is taken in the first Contract Year then there would be no increase: the Total Guaranteed Withdrawal Amount would remain at $100,000 and the Annual Benefit Payment will remain at $5,000 ($100,000 x 5%).

   If the first withdrawal is taken in the second Contract Year then the Total Guaranteed Withdrawal Amount would increase to $106,000 ($100,000 x 106%), and the Annual Benefit Payment would increase to $5,300 ($106,000 x 5%).

   If the first withdrawal is taken in the third Contract Year then the Total Guaranteed Withdrawal Amount would increase to $112,360 ($106,000 x 106%), and the Annual Benefit Payment would increase to $5,618 ($112,360 x 5%).

   If the first withdrawal is taken after the 5th Contract Year then the Total Guaranteed Withdrawal Amount would increase to $133,822 (the initial $100,000, increased by 6% per year, compounded annually for 5 years), and the Annual Benefit Payment would increase to $6,691 ($133,822 x 5%).

                                    [GRAPHIC]



E. FOR CONTRACTS ISSUED IN NEW YORK STATE: LIFETIME WITHDRAWAL GUARANTEE BENEFIT--AUTOMATIC ANNUAL STEP-UPS AND 6% COMPOUNDING INCOME AMOUNT (NO WITHDRAWALS)

   Assume that a Contract owner, age 63 at issue, elected the Single Life version of LWG II and made an initial purchase payment of $100,000. Assume that no withdrawals are taken.

   At the first Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $106,000 ($100,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $110,000 at the first Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $106,000 to $110,000 and reset the Annual Benefit Payment to $5,500 ($110,000 x 5%).

   At the second Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $116,600 ($110,000 increased by 6%, compounded annually). Assume the Contract Value has increased to $120,000 at the second Contract Anniversary due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $116,600 to $120,000 and reset the Annual Benefit Payment to $6,000 ($120,000 x 5%).

   Provided that no withdrawals are taken, each year the Total Guaranteed Withdrawal Amount would increase by 6%, compounded annually, from the second Contract Anniversary through the fourth Contract Anniversary, and at that point would be equal to $134,832. Assume that during these Contract years the Contract Value does not exceed the Total Guaranteed Withdrawal Amount due to poor market performance. Assume the Contract Value at the fourth Contract Anniversary has increased to $150,000 due to good market performance. The Automatic Annual Step-Up will increase the Total Guaranteed Withdrawal Amount from $134,832 to $150,000 and reset the Annual Benefit Payment to $7,500 ($150,000 x 5%).

   At the 5th Contract Anniversary, provided that no withdrawals are taken, the Total Guaranteed Withdrawal Amount is increased to $159,000 ($150,000 increased by 6%, compounded annually). Assume the Contract Value is less than $159,000. There is no Automatic Annual Step-Up since the Contract Value is below the Total Guaranteed Withdrawal Amount; however, due to the 6% increase in the Total Guaranteed Withdrawal Amount, the Annual Benefit Payment is increased to $7,950 ($159,000 x 5%).

                                    [GRAPHIC]



F. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I--HOW WITHDRAWALS AFFECT THE BENEFIT BASE

    1.An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 ($100,000 + 5% GWB Bonus Amount). Assume that the Contract Value grew to $110,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $105,000 -- $10,000 = $95,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $100,000 exceeds the Benefit Base of $95,000, no further reduction to the Benefit Base is made.

    2.An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000. Assume that the Contract Value shrank to $90,000 because of market performance. If a subsequent withdrawal of $10,000 were made, the Benefit Base would be reduced to $95,000 and the Contract Value would be reduced to $80,000. Assume the withdrawal of $10,000 exceeded the Annual Benefit Payment. Since the Contract Value of $80,000 is less than the Benefit Base of $95,000, a further reduction of the $15,000 difference is made, bringing the Benefit Base to $80,000.

G. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I--HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE ANNUAL BENEFIT PAYMENT

   An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%). If $7,000 withdrawals were then made for each of the next five years, the Benefit Base would be decreased to $70,000. If a subsequent purchase payment of $10,000 were made the next day, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Annual Benefit Payment
would be reset to the greater of a) $7,350 (the Annual Benefit Payment before the second purchase payment) and b) $5,635 (7% multiplied by the Benefit Base after the second purchase payment). In this case, the Annual Benefit Payment would remain at $7,350.

H. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I--HOW WITHDRAWALS AFFECT THE ANNUAL BENEFIT PAYMENT

    1.An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $9,000 was made the next day, and negative market performance reduced the Contract Value by an additional $1,000, the account value would be reduced to $100,000 -- $9,000 -- $1,000 = $90,000.
      Since the withdrawal of $9,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $6,300 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would be reset to $6,300.

    2.An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350. If a withdrawal of $10,000 was made two years later after the Contract Value had increased to $150,000, the Contract Value would be reduced to $140,000. Since the withdrawal of $10,000 exceeded the Annual Benefit Payment of $7,350, the Annual Benefit Payment would be reset to the lower of a) $7,350 (the Annual Benefit Payment before the withdrawal) and b) $9,800 (7% multiplied by the Contract Value after the withdrawal). In this case the Annual Benefit Payment would remain at $7,350.

I. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I--HOW WITHDRAWALS AND SUBSEQUENT PURCHASE PAYMENTS AFFECT THE GUARANTEED WITHDRAWAL AMOUNT

   An initial purchase payment is made of $100,000 and the initial Guaranteed Withdrawal Amount and initial Benefit Base would both be $105,000. Assume that over the next five years, withdrawals reduced the Benefit Base to $70,000. If a subsequent purchase payment of $10,000 was made, the Benefit Base would be increased to $70,000 + $10,000 + (5% x $10,000) = $80,500. The Guaranteed
Withdrawal Amount would be reset to the greater of a) $105,000 (the Guaranteed Withdrawal Amount before the second purchase payment) and b) $80,500 (the Benefit Base after the second purchase payment). In this case, the Guaranteed Withdrawal Amount would remain at $105,000.

J. ENHANCED GUARANTEED WITHDRAWAL BENEFIT AND GWB I--PUTTING IT ALL TOGETHER

    1.WHEN WITHDRAWALS DO NOT EXCEED THE ANNUAL BENEFIT PAYMENT

   An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $7,350 at this time, your Contract Value would be reduced to $50,000 -- $7,350 = $42,650. Your Benefit Base would be reduced to $82,950 -- $7,350 = $75,600. Since the withdrawal of $7,350 did not exceed the Annual Benefit Payment, there would be no additional reduction to the Benefit Base. The Guaranteed Withdrawal Amount would remain at $105,000 and the Annual Benefit Payment would remain at $7,350.

                                    [GRAPHIC]



    2.WHEN WITHDRAWALS DO EXCEED THE ANNUAL BENEFIT PAYMENT

   An initial purchase payment is made of $100,000. The initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000, and the Annual Benefit Payment would be $7,350. Assume that the Benefit Base was reduced to $82,950 due to 3 years of withdrawing $7,350 each year. Assume the account value was further reduced to $50,000 at year four due to poor market performance. If you withdrew $10,000 at this time, your Contract Value would be reduced to $50,000 -- $10,000 = $40,000. Your Benefit Base would be reduced to $82,950 -- $10,000 = $72,950. Since the withdrawal of $10,000 exceeded the
Annual Benefit Payment of $7,350 and the resulting Benefit Base would be greater than the resulting Contract Value, there would be an additional reduction to the Benefit Base. The Benefit Base after the withdrawal would be set equal to the Contract Value after the withdrawal = $40,000. The Annual Benefit Payment would be set equal to the lesser of $7,350 and 7% x $40,000 = $2,800. The Guaranteed Withdrawal Amount would remain at $105,000, but this amount now no longer would be guaranteed to be received over time. The new Benefit Base of $40,000 would be now the amount guaranteed to be available to be withdrawn over time.

                                    [GRAPHIC]



K. ENHANCED GWB--HOW THE OPTIONAL RESET WORKS (MAY BE ELECTED PRIOR TO AGE 86)

   Assume that a Contract had an initial purchase payment of $100,000 and the fee is 0.55%. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350 (assuming you began withdrawing in your first year).

   The Contract Value on the third Contract Anniversary grew due to market performance to $148,350. Assume the fee remains at 0.55%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.55%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $148,350, and the Annual Benefit Payment would become 7% x $148,350 = $10,385.

   The Contract Value on the sixth Contract Anniversary grew due to market performance to $179,859. Assume the fee has been increased to 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would increase to 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $179,859, and the Annual Benefit Payment would become 7% x $179,859 = $12,590. The Contract Value on the ninth Contract Anniversary grew due to market performance to $282,582. Assume the fee is still 0.60%. If an Optional Reset is elected or Automatic Annual Resets are in effect, the charge would remain at 0.60%, the Guaranteed Withdrawal Amount and the Benefit Base would both be reset to $282,582, and the Annual Benefit Payment would become 7% x $282,582 = $19,781.

   The period of time over which the Annual Benefit Payment may be taken would be lengthened.

                                    [GRAPHIC]



L. ENHANCED GWB--HOW A ONE-TIME OPTIONAL RESET MAY INCREASE THE BENEFIT BASE WHILE DECREASING THE GUARANTEED WITHDRAWAL AMOUNT AND ANNUAL BENEFIT PAYMENT

   Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000, the Guaranteed Withdrawal Amount would be $105,000 and the Annual Benefit Payment would be $7,350.

   Assume that the Benefit Base is reduced to $70,000 due to 5 years of withdrawing $7,000 each year, but also assume that, due to positive market performance, the Contract Value at the end of 5 years is $80,000. If a one-time Optional Reset is elected, the Benefit Base would be reset from $70,000 to $80,000, the Guaranteed Withdrawal Amount would be reduced from $105,000 to $80,000, and the Annual Benefit Payment would be reduced from $7,350 to $5,600 ($80,000 x 7%). (If you elect Automatic Annual Resets, a reset will not occur if the Contract Value is lower than the Guaranteed Withdrawal Amount.)

   Under these circumstances, a one-time Optional Reset increases the Benefit Base (the remaining amount of money you are guaranteed to receive) by $10,000, but also reduces the Annual Benefit Payment, thereby lengthening the period of time over which you will receive the money. This Optional Reset also reduces the Guaranteed Withdrawal Amount, against which the GWB rider charge is calculated. If the GWB rider charge fee rate does not increase in connection with the Optional Reset, the reduced Guaranteed Withdrawal Amount will result in a reduction in the amount of the annual GWB rider charge.

M. ENHANCED GWB AND GWB I--ANNUAL BENEFIT PAYMENT CONTINUING WHEN ACCOUNT VALUE REACHES ZERO

   Assume that a Contract had an initial purchase payment of $100,000. The initial Contract Value would be $100,000, the initial Benefit Base would be $105,000 and the initial Annual Benefit Payment would be $7,350 ($105,000 x 7%).

   Assume that the Benefit Base was reduced to $31,500 due to 10 years of withdrawing $7,350 each year and assume that the Contract Value was further reduced to $0 at year 11 due to poor market performance. We would commence making payments to you (equal, on an annual basis, to the Annual Benefit Payment) until the Benefit Base is exhausted.

   In this situation (assuming monthly payments), there would be 51 payments of $612.50 and a final payment of $262.50, which, in sum, would deplete the $31,500 Benefit Base. The total amount withdrawn over the life of the Contract would then be $105,000.

                                    [GRAPHIC]

                                  APPENDIX F

                        ENHANCED DEATH BENEFIT EXAMPLES

   The purpose of these examples is to illustrate the operation of the death benefit base under the Enhanced Death Benefit rider. The investment results shown are hypothetical and are not representative of past or future performance. Actual investment results may be more or less than those shown and will depend upon a number of factors, including the investment allocation made by a Contract Owner and the investment experience of the investment portfolios chosen. THE EXAMPLES DO NOT REFLECT THE DEDUCTION OF FEES AND CHARGES, WITHDRAWAL CHARGES, OR INCOME TAXES OR TAX PENALTIES.

                                   EXAMPLE:

                                                           DATE                                  AMOUNT
------------------------------------------------------------------------------------------------------------------------
A   Initial Purchase Payment                             10/1/2011                              $100,000
------------------------------------------------------------------------------------------------------------------------
B   Contract Value                                       10/1/2012                               $90,000
                                               (First Contract Anniversary)
------------------------------------------------------------------------------------------------------------------------
C1  Contract Value (Highest Anniversary               As of 10/1/2012                           $100,000
    Value)                                                                               (= greater of A and B)
------------------------------------------------------------------------------------------------------------------------
C2  6% Annual Increase Amount                         As of 10/1/2012                           $106,000
                                                                                              (= A x 1.06)
------------------------------------------------------------------------------------------------------------------------
C3  Death Benefit                                        10/1/2012                              $106,000
                                                                                        (= greater of C1 and C2)
------------------------------------------------------------------------------------------------------------------------
D   Withdrawal (Dollar-For-Dollar within                 10/2/2012                               $6,000
    6% limit)
------------------------------------------------------------------------------------------------------------------------
E   Percentage Reduction in Contract Value               10/2/2012                                6.67%
                                                                                                 (= D/B)
------------------------------------------------------------------------------------------------------------------------
F   Contract Value after Withdrawal                      10/2/2012                               $84,000
                                                                                                (= B - D)
------------------------------------------------------------------------------------------------------------------------
G1  Highest Anniversary Value reduced for             As of 10/2/2012                            $93,333
    Withdrawal                                                                              (= C1 - (C1 x E))
------------------------------------------------------------------------------------------------------------------------
G2  6% Annual Increase Amount reduced for             As of 10/2/2012                           $100,017
    Withdrawal                                                                                 (= C2 - D)
                                                                                      Note: C2 includes additional
                                                                                          day of interest at 6%
------------------------------------------------------------------------------------------------------------------------
G3  Death Benefit                                        10/2/2012                              $100,017
                                                                                        (= greater of G1 and G2)
------------------------------------------------------------------------------------------------------------------------
H   Contract Value                                       10/1/2013                              $110,000
                                               (Second Contract Anniversary)
------------------------------------------------------------------------------------------------------------------------
I1  Contract Value (Highest Anniversary                  10/1/2013                              $110,000
    Value)                                                                               (= greater of G1 and H)
------------------------------------------------------------------------------------------------------------------------
I2  6% Annual Increase Amount                            10/1/2013                              $106,360
                                                                                            (= C2 x 1.06 - D)
------------------------------------------------------------------------------------------------------------------------
I3  Death Benefit                                        10/1/2013                              $110,000
                                                                                        (= greater of I1 and I2)
------------------------------------------------------------------------------------------------------------------------
J   Withdrawal (Proportional above 6%                    10/2/2013                               $11,000
    limit)
------------------------------------------------------------------------------------------------------------------------
K   Percentage Reduction in Contract Value               10/2/2013                                 10%
                                                                                                 (= J/H)
------------------------------------------------------------------------------------------------------------------------
L   Contract Value after Withdrawal                      10/2/2013                               $99,000
                                                                                                (= H - J)
------------------------------------------------------------------------------------------------------------------------
M1  Highest Anniversary Value reduced for             As of 10/2/2013                            $99,000
    Withdrawal                                                                              (= 11 - (11 x K))
------------------------------------------------------------------------------------------------------------------------
M2  6% Annual Increase Amount reduced for             As of 10/2/2013                            $95,739
    Withdrawal                                                                              (= 12 - (12 x K))
                                                                                      Note: 12 includes additional
                                                                                          day of interest at 6%
------------------------------------------------------------------------------------------------------------------------
M3  Death Benefit                                        10/2/2013                  $99,000 (= greater of M1 and M2)

(1)WITHDRAWAL ADJUSTMENTS TO ANNUAL INCREASE AMOUNT

Dollar-for-dollar adjustment when withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume that during the first Contract Year, $5,000 is withdrawn. Because the withdrawal is less than or equal to 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the withdrawal on a dollar-for-dollar basis to $100,000 ($100,000 increased by 5% per year, compounded annually, less $5,000 = $100,000). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually).

Proportionate adjustment when withdrawal is greater than 6% of the Annual Increase Amount from the prior Contract Anniversary

   Assume the initial purchase payment is $100,000 and the Enhanced Death Benefit is selected. Assume the Contract Value at the first Contract Anniversary is $100,000. The Annual Increase Amount at the first Contract Anniversary will be $105,000 ($100,000 increased by 5% per year, compounded annually). Assume that on the first Contract Anniversary, $10,000 is withdrawn (leaving an account balance of $90,000). Because the withdrawal is greater than 5% of the Annual Increase Amount from the prior Contract Anniversary, the Annual Increase Amount is reduced by the value of the Annual Increase Amount immediately prior to the withdrawal ($105,000) multiplied by the percentage reduction in the Contract Value attributed to that withdrawal (10%). Therefore, the new Annual Increase Amount is $94,500 ($105,000 x 10% = $10,500; $105,000
-- $10,500 = $94,500). Assuming no other purchase payments or withdrawals are made before the second Contract Anniversary, the Annual Increase Amount at the second Contract Anniversary will be $99,225 ($94,500 increased by 5% per year, compounded annually).

(2)THE 5% ANNUAL INCREASE AMOUNT

Example

   Assume the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the 5% Annual Increase Amount is equal to $100,000 (the initial purchase payment). The 5% Annual Increase Amount is calculated at each Contract Anniversary (through the Contract Anniversary on or following the Contract Owner's 90th birthday). At the tenth Contract Anniversary, when the Contract Owner is age 65, the 5% Annual Increase Amount is $162,889 ($100,000 increased by 5% per year, compounded annually). See section (3) below for an example of the calculation of the Highest Anniversary Value.

Determining a death benefit based on the Annual Increase Amount

   Assume that you make an initial purchase payment of $100,000. Prior to annuitization, your Contract Value fluctuates above and below your initial purchase payment depending on the investment performance of the subaccounts you selected. The 5% Annual Increase Amount, however, accumulates an amount equal to your purchase payments at the Annual Increase Rate of 5% per annum, until the Contract Anniversary on or following the Contract Owner's 90th birthday. The 5% Annual Increase Amount is also adjusted for any withdrawals (including any applicable withdrawal charge) made during this period. The 5% Annual Increase Amount line is the value upon which a future death benefit amount can be based (if it is greater than the Highest Anniversary Value and Contract Value on the date the death benefit amount is determined).

(3)THE HIGHEST ANNIVERSARY VALUE (HAV)

Example

   Assume, as in the example in section (2) above, the Contract Owner is a male, age 55 at issue, and he elects the Enhanced Death Benefit rider. He makes an initial purchase payment of $100,000, and makes no additional purchase payments or partial withdrawals. On the Contract issue date, the Highest Anniversary Value is equal to $100,000 (the initial purchase payment). Assume the Contract Value on the first Contract Anniversary is $108,000 due to good market performance. Because the Contract Value is greater than the Highest Anniversary Value ($100,000), the Highest Anniversary Value is set equal to the Contract Value ($108,000). Assume the Contract Value on the second Contract Anniversary is $102,000 due to poor market performance. Because the Contract Value is less than the Highest Anniversary Value ($108,000), the Highest Anniversary Value remains $108,000.

   Assume this process is repeated on each Contract Anniversary until the tenth Contract Anniversary, when the Contract Value is $155,000 and the Highest Anniversary Value is $150,000. The Highest Anniversary Value is set equal to the Contract Value ($155,000).

Determining a death benefit based on the Highest Anniversary Value

   Prior to annuitization, the Highest Anniversary Value begins to lock in growth. The Highest Anniversary Value is adjusted upward each Contract Anniversary if the Contract Value at that time is greater than the amount of the current Highest Anniversary Value. Upward adjustments will continue until the Contract Anniversary immediately prior to the Contract Owner's 81st birthday. The Highest Anniversary Value also is adjusted for any withdrawals taken (including any applicable withdrawal charge) or any additional payments made. The Highest Anniversary Value is the value upon which a future death benefit amount can be based (if it is greater than the Annual Increase Amount and Contract Value on the date the death benefit amount is determined).

(4)PUTTING IT ALL TOGETHER

Example

   Continuing the examples in sections (2) and (3) above, assume the Contract Owner dies after the tenth Contract Anniversary but prior to the eleventh Contract Anniversary, and on the date the death benefit amount is determined, the Contract Value is $150,000 due to poor market performance. Because the 5% Annual Increase Amount ($162,889) is greater than the Highest Anniversary Value ($155,000), the 5% Annual Increase Amount ($162,889) is used as the death benefit base. Because the death benefit base ($162,889) is greater than the Contract Value ($150,000), the death benefit base will be the death benefit amount.

   The above example does not take into account the impact of premium and other taxes. THE DEATH BENEFIT BASE IS NOT AVAILABLE FOR CASH WITHDRAWALS AND IS ONLY USED FOR PURPOSES OF CALCULATING THE DEATH BENEFIT AMOUNT AND THE CHARGE FOR THE BENEFIT.

(5)THE OPTIONAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elect an Optional Step-Up.

   The effect of the Optional Step-Up election is:

   (1)The 5% Annual Increase Amount resets from $105,000 to $110,000; and

   (2)The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.

   The 5% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $112,000 due to poor market performance.

   You may NOT elect an Optional Step-Up at this time, because the Contract Value is less than the 5% Annual Increase Amount

(6)THE OPTIONAL STEP-UP: AUTOMATIC ANNUAL STEP-UP

   Assume your initial purchase payment is $100,000 and no withdrawals are taken. The 5% Annual Increase Amount increases to $105,000 on the first anniversary ($100,000 increased by 5% per year, compounded annually). Assume your Contract Value at the first Contract Anniversary is $110,000 due to good market performance, and you elected Optional Step-Ups to occur under the Automatic Annual Step-Up feature prior to the first Contract Anniversary. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $105,000 to $110,000; and

   (2)The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.

   The 6% Annual Increase Amount increases to $115,500 on the second anniversary ($110,000 increased by 5% per year, compounded annually). Assume your Contract Value at the second Contract Anniversary is $120,000 due to good market performance, and you have not discontinued the Automatic Annual Step-Up feature. Because your Contract Value is higher than your 5% Annual Increase Amount, an Optional Step-Up will automatically occur.

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets from $115,500 to $120,000; and

   (2)The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.

   Assume your Contract Value increases by $10,000 at each Contract Anniversary in years three through seven. At each Contract Anniversary, your Contract Value would exceed the 5% Annual Increase Amount and an Optional Step-Up would automatically occur (provided you had not discontinued the Automatic Annual Step-Up feature, and other requirements were met).

   The effect of the Optional Step-Up is:

   (1)The 5% Annual Increase Amount automatically resets to the higher Contract Value; and

   (2)The Enhanced Death Benefit rider charge may be reset to the fee we would charge new Contract Owners for the Enhanced Death Benefit at that time.

   After the seventh Contract Anniversary, the initial Automatic Annual Step-Up election expires. Assume you do not make a new election of the Automatic Annual Step-Up. The 5% Annual Increase Amount increases to $178,500 on the eighth anniversary ($170,000 increased by 5% per year, compounded annually). Assume your Contract Value at the eighth Contract Anniversary is $160,000 due to poor market performance. An Optional Step-Up is NOT permitted because your Contract Value is lower than your 5% Annual Increase Amount. However, because the Optional Step-Up has locked-in previous gains, the 5% Annual Increase Amount remains at $178,500 despite poor market performance, and, provided the rider continues in effect, will continue to grow at 5% annually (subject to adjustments for additional purchase payments and/or withdrawals) through the Contract Anniversary prior to your 91st birthday. Also, note the Enhanced Death Benefit rider charge remains at its current level.

                               TABLE OF CONTENTS
                                    FOR THE
                      STATEMENT OF ADDITIONAL INFORMATION
                                    FOR THE
                          AMERICAN FORERUNNER SERIES

                                                                    PAGE
                                                                   ------
      THE COMPANY AND THE VARIABLE ACCOUNT........................ II-3
      SERVICES RELATING TO THE VARIABLE ACCOUNT AND THE CONTRACTS. II-3
      INVESTMENT ADVICE........................................... II-3
      DISTRIBUTION OF THE CONTRACTS............................... II-6
      CALCULATION OF PERFORMANCE DATA............................. II-7
      CALCULATION OF YIELDS....................................... II-8
      NET INVESTMENT FACTOR....................................... II-10
      ANNUITY PAYMENTS............................................ II-10
      HYPOTHETICAL ILLUSTRATIONS OF ANNUITY PAYOUTS............... II-12
      HISTORICAL ILLUSTRATIONS OF ANNUITY PAYOUTS................. II-12
      ACCUMULATION UNIT VALUES (Condensed Financial Information).. II-13
      THE FIXED ACCOUNT........................................... II-239
      TAX STATUS OF THE CONTRACTS................................. II-239
      INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............... II-240
      LEGAL MATTERS............................................... II-240
      FINANCIAL STATEMENTS........................................

   If you would like a copy of any of the following Statements of Additional Information, please check the appropriate box below and mail to:

   New England Securities Corporation
   1095 Avenue of the Americas
   New York, New York 10036

   [_]American Forerunner Series--New England Variable Annuity Separate Account
   [_]Metropolitan Series Fund
   [_]Met Investors Series Trust
   [_]American Funds Insurance Series
   [_]My current address is:

                                           Name
                         -----------------        ----
                         Contract Number
                                          Address
                         -----------------        ----
                            Signature
                                                  ----
                                                  Zip